UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-06719

BB&T Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

E.G. Purcell, III, President

BB&T Funds

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code:         (800) 228-1872

Date of fiscal year end:         September 30

Date of reporting period:         September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

BB&T

Annual Report to Shareholders

September 30, 2010

BB&T Funds

Sensible Investing for Generations®

BB&T FUNDS

NOTICE OF PRIVACY POLICY & PRACTICES

BB&T Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the BB&T Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the BB&T Funds or service providers to the BB&T Funds.

Disclosure of Customer Information

We many disclose all of the consumer information outlined above to third parties who are not affiliated with the BB&T Funds:

•	as permitted by law — for example with service providers who maintain or service shareholder accounts for the BB&T Funds or to a shareholder’s broker or agent; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institutional.

Security of Customer Information

We require service providers to the BB&T Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the BB&T Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the BB&T Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the BB&T Funds.

1For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the BB&T Funds and individuals who provide nonpublic personal information to the BB&T Funds, but do not invest in BB&T Funds shares.

BB&T Funds

(This page has been left blank intentionally.)

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this annual report for the 12-month period ended September 30, 2010. The economy began the period struggling to recover from a severe recession. A number of leading economic indicators improved in the first half of the 12-month period, though some key indicators deteriorated in the fiscal year’s second half. Financial markets exhibited tremendous volatility in that environment, but both stocks and bonds generated relatively strong gains over the 12-month period as a whole. The S&P 500 returned 10.16%; the Russell 2000 Index of small-capitalization stocks returned 13.35%; the MSCI EAFE Index of international stocks returned 0.53%; and the Barclays Capital U.S. Aggregate Bond Index returned 8.16%.

A muted economic recovery

Several factors combined early in the period to improve the health of the U.S. economy. The continuation of federal stimulus programs and the quantitative easing program initiated by the Federal Reserve (“the Fed”) buoyed economic growth. Meanwhile interest rates remained low, helping the economy’s expansion gain traction. The Fed maintained a historically low target range of between 0% and 0.25% for the federal funds rate.

Midway through the period, it appeared that private job creation and increased consumer spending were beginning to take over from federal stimulus efforts as the main drivers of the recovery. But challenges to the economy grew in the second half of the fiscal year: Fallout from sovereign debt problems in Europe, high unemployment figures, and mounting foreclosures in the housing market all weighed on economic growth. By September, 2010, it appeared that the U.S. economy was positioned for slow growth, or even a double-dip recession.

A volatile period for stocks

Equity performance fluctuated considerably during the period. The market’s volatility was the result of several factors, including alternating signs of strength and weakness in U.S. and global economies. Early in the period, the stock market rose steadily as the U.S. economy started to recover and credit markets began to improve. Companies focused on shoring up their balance sheets through cost cutting and other efforts, resulting in higher profits and sparking increased interest from investors.

Equities stumbled midway through the period amid several economic challenges, including a mounting federal budget deficit, rising unemployment, and a difficult regulatory environment. The sovereign debt crisis, the U.S. dollar’s strength versus the euro, and the Fed’s shrinking balance sheet also contributed to the uncertain economic environment. The stock market then rebounded late in the period as positive economic signs and healthy corporate profits renewed investor confidence.

The best performing sectors during the 12-month period included consumer discretionary and industrial shares — cyclical sectors that were levered to an economic recovery. Financial services stocks were among the period’s worst performers. Emerging markets stocks outpaced domestic equities, while European stock markets suffered from concerns about sovereign debt problems in countries such as Greece. Many of our BB&T funds performed well, especially versus our peers, during this fiscal year, despite the challenging economic and investing climate.

Strong performance from bonds

The fixed-income market performed well during the period. The improving economy combined with the Fed’s quantitative easing efforts increased investors’ faith in credit securities early in the period, leading them to seek out additional yield. That development fueled strong performance among agency and corporate securities, including high-yield bonds, during the 12-month time frame. Treasury bonds were among the fixed-income market’s weakest relative performers during the fiscal year, but nevertheless generated solid returns as investors concerned with the sovereign debt crisis in Europe sought the relative safety of the Treasury market.

Our perspective

We expect the U.S. economy to grow in the coming months, though its growth likely will remain below capacity due to deleveraging, corporate uncertainty about government policies, and continued instability in the housing market. We believe that the Fed will keep interest rates at their historic lows in the near term in order to support a continued economic recovery. The second round of quantitative easing should also be supportive of risk assets.

We believe equities will outperform bonds. In our estimation the stock market presents better relative value than the fixed-income market, which currently offers very low yields. Thank you for your confidence in the BB&T Funds. We encourage you to call us with any questions at 1-800-228-1872.

Sincerely,

E.G. Purcell, III

President

BB&T Funds

Jeffrey J. Schappe, CFA

Managing Director-Chief Investment Officer

Sterling Capital Management LLC

Past performance does not guarantee future results.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the BB&T Funds and is paid a fee for its services. Shares of the BB&T Funds (each a “Fund” and collectively, the “Funds”) are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by BB&T AM Distributors, Inc. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. BB&T AssetManagement, Inc. does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

1

BB&T Select Equity Fund

Portfolio Manager

Stephen L. Morgan

The BB&T Select Equity Fund (formerly BB&T Large Cap Fund) is managed by Stephen L. Morgan, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Morgan joined BB&T Asset Management in 1999 and Sterling Capital through merger in October 2010. Mr. Morgan has over 25 years of investment experience and holds a BS in Finance & Accounting from American University in Washington, D.C. and an MBA from Virginia Tech.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund posted a return of 5.71% (Institutional Shares). That compared to a 10.16% return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. The economy gradually recovered from 2009’s dramatic downswing over the course of the fiscal year. Stocks generally posted gains, as investors were encouraged by the revitalization of the American economy following the worst recession in decades.1

The Fund’s return relative to its benchmark was aided by its overweight position in the telecommunications services sector, which was boosted by investors seeking high yielding stocks that had underperformed during the previous 12 months. Several holdings in the materials sector, which outperformed the market due to the rise in the price of gold, also boosted relative performance.1

The consumer discretionary sector produced strong growth, and an underweight position in that sector accounts in part for the Fund’s poor relative return. Additionally, several individual holdings in the financial sector significantly underperformed the sector as a whole, decreasing the Fund’s relative performance.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

2

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	-0.55%	-4.01%	-0.12%
Class B Shares**	1/1/96	0.64%	-3.72%	-0.13%
Class C Shares***	2/1/01[1]	4.75%	-3.60%	-0.26%
Institutional Shares	10/9/92	5.71%	-2.62%	0.73%
S&P 500 Index	N/A	10.16%	0.64%	-0.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, would have caused performance to be lower.

The S&P 500 Index is generally considered to be representative of the performance of the stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

3

BB&T Mid Cap Value Fund

Portfolio Manager

Timothy P. Beyer, CFA

The BB&T Mid Cap Value Fund is managed by Timothy P. Beyer, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Beyer, who joined Sterling Capital in 2004, is a graduate of East Carolina University, where he received his BSBA in Finance, and has 21 years of investment management experience.

Investment Concerns

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund posted a return of 12.39% (Institutional Shares). That compared to a 16.93% return for its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. Financial markets continued to recover from 2009’s historic drop throughout the period under review. The majority of sectors produced steady gains, which helped the Fund produce a positive return for the fiscal year.1

Within the financial services industry we held overweight positions in the insurance and data processing industries. These industries underperformed cyclical financial stocks such as banks, reducing returns relative to the benchmark. The Fund also held an overweight position in the technology sector, which underperformed the market as a whole during the period under review.1

On a positive note, our thesis in media & advertising began to play out towards the end of the period, resulting in nice gains in several of our holdings in this area. Two holdings in this area gained roughly 30%. Lastly, Lexmark, which makes inkjet and laser printers, contributed nicely to fund returns producing a 100% gain over the period.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

4

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	8/1/96[1]	5.64%	2.33%	5.70%
Class B Shares**	7/25/01[1]	7.32%	2.56%	5.64%
Class C Shares***	7/25/01[1]	11.26%	2.69%	5.53%
Institutional Shares	8/1/96[1]	12.39%	3.73%	6.56%
Class R Shares	2/1/10[1]	12.30%	3.72%	6.55%
Russell Midcap® Value Index	N/A	16.93%	1.97%	7.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1	Performance shown for Class A and Institutional Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. Those adjustments would have caused the Fund’s total return to be lower. Class R Shares were not in existence prior to 2/1/10. Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index which measures the performance of those securities in the Russell 1000 with lower price-tobook ratios or lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If fees had not been waived, the Fund’s total return for the periods would have been lower.

5

Sterling Capital Small Cap Value Fund

Portfolio Manager

Eduardo Brea, CFA

The Sterling Capital Small Cap Value Fund is managed by Eduardo Brea, CFA, Managing Director and Equity Portfolio Manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Brea is responsible for the day-to-day investment decisions of the Sterling Capital Small Cap Value Fund. Mr. Brea joined Sterling Capital in 1995 and has over 20 years of investment experience. Mr. Brea received a B.S. degree from the University of Florida and a M.B.A. from the University of South Florida.

Investment Concerns

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Diversification does not guarantee a profit nor protect against a loss.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund returned 9.59% (Institutional Shares). That compared to a 11.84% return for its benchmark, the Russell 2000® Value Index (the “Index”) of small-cap stocks.

Q. What factors affected the Fund’s performance?

A. The Fund’s performance, while slightly lagging that of the Index, was the second year of solid absolute performance for investors. The stock market, as a leading indicator for the economy, reflected the belief that we should not see a “double dip” in economic activity, but rather, a slow steady improvement in GDP. Credit markets continued to improve dramatically as well with high yield indices outperforming their investment grade counterparts. Small cap stocks tend to correlate well with the high yield markets since both investment classes are more volatile and subject to investor sentiment to a greater degree than large cap stocks and investment grade bonds.1

During the fiscal year, the technology and health care sectors were the best contributors to the Fund’s performance while the consumer staples and financial services sectors lagged. Our attribution was positively affected by our relative sector weightings (under weighting financials for instance). Stock selection, however, negatively affected relative performance lead by Winn-Dixie Stores, which we have since sold.

Over a longer period of time, our stock selection has been very positive to relative performance and is core to our alpha generation over time.1

As of September 30, 2010, our portfolio maintains a very large overweight in the technology and producer durables sectors while carrying modest under weights in financial services (particularly REITs) and utilities. This is a more “offensive” position than we had earlier in the year and represents our attraction to deeper cyclical businesses and away from yield oriented investments.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

6

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/1/10[1]	3.10%	2.37%	6.68%
Class B Shares**	2/1/10[1]	3.90%	3.28%	7.26%
Class C Shares***	2/1/10[1]	8.95%	3.50%	7.27%
Institutional Shares	1/2/97[1]	9.59%	3.62%	7.33%
Class R Shares	2/1/10[1]	9.49%	3.60%	7.32%
Russell 2000® Value Index	N/A	11.84%	0.73%	7.72%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class A, B, C and R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares and has been adjusted for Maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of the Class A, B C and R Shares to be lower. The performance information for the Institutional Shares (formerly known as Sterling Shares) prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization. Information prior to 3/16/01 relates to the UAM Fund Inc.’s Sterling Partners’ Small Cap Value Portfolio, the assets of which were acquired by the Predecessor Fund. The performance of the fund’s Institutional Shares would have been different because fund’s Institutional Shares have different expenses than the predecessor’s Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of small- to mid-sized companies. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

7

BB&T International Equity Fund

Portfolio Managers

Rudolph-Riad Younes, CFA

Richard Pell

The BB&T International Equity Fund is managed by Rudolph-Riad Younes, CFA, Head of International Equity, and Richard Pell, Chief Executive Officer and Chief Investment Officer, at Artio Global Management LLC (“Artio Global”), subadvisor to the Fund, since July 2007. Artio Global Management LLC was formerly known as Julius Baer Investment Management LLC prior to June 2008.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund returned 3.09% (Institutional Shares). That compared to a 4.90% return for its benchmark, the MSCI All Country World Index Ex-U.S. (net).

Q. What factors affected the Fund’s performance?

A. The Fund benefited from generally better-than-expected economic activity and company earnings during the fiscal year. The possibility that central bankers might take additional steps to stimulate their economies also played a key role in boosting the Fund’s absolute return. While equity performance was positive, it trailed the increase in company earnings, as many investors continue to express concern about future growth potential, particularly in the developed economies.1

Our underweight allocation to the underperforming Japanese market contributed positively to the Fund’s relative return. An overweight allocation to emerging markets, which significantly outperformed developed markets, also boosted performance against the index. Greater-than-benchmark exposure to India and Mexico especially benefited relative return. In developed markets, underweight positions in the energy, information technology and utility sectors aided relative performance, as did overweight positions in the industrial and materials sectors.1

Among the largest detractors from relative performance were an underweight allocation to and stock selection within the developed market financial sector. We maintained a cautious outlook on that sector but many lower-quality financial companies benefitted from policy interventions, such as the delay of increased capital requirements for internationally active banks. We continued to prefer high-quality financial stocks. Underweight allocations to Brazil and certain outperforming Asian markets such as Thailand and Indonesia also detracted from relative return.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

8

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/2/97	-2.86%	-1.89%	-1.48%
Class B Shares**	1/2/97	-2.07%	-1.59%	-1.49%
Class C Shares***	2/1/01[1]	2.12%	-1.49%	-1.66%
Institutional Shares	1/2/97	3.09%	-0.49%	-0.68%
MSCI All Country World Index Ex-U.S. (net)	N/A	4.90%	1.65%	1.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The MSCI All Country World Index Ex-U.S. (net) is a unmanaged market capitalization-weighted index that is designed to represent the performance of equity markets in the global developed and emerging markets, excluding the United States. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

9

BB&T Special Opportunities Equity Fund

Portfolio Manager

George F. Shipp, CFA

The BB&T Special Opportunities Equity Fund is managed by George F. Shipp, CFA, Chief Investment Officer of Scott & Stringfellow, LLC (“Scott & Stringfellow”), subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a BA from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes Meghann A. Cohen; Joshua L. Haggarty, CFA; R. Griffith Jones, Jr.; and Farley C. Shiner, CFA. The team brings to the Fund more than five decades of combined investment management experience, along with a broad range of investing skills.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund returned 8.91% (Institutional Shares). That compared to a 10.16% return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. Financial markets continued to recover from a historic downturn in equity markets during the period under review. The majority of industry sectors produced steady gains, which helped the Fund produce a positive return for the fiscal year.1

The Fund’s return relative to its benchmark index benefited from an underweight exposure to financials, the market’s worst-performing sector during the 12-month period. It also benefited from an overweight exposure to technology stocks, which performed well overall.1

Stock selection in the technology sector also boosted the Fund’s relative return. One of the Fund’s software holdings appreciated more than 50% during the 12-month period, and an Internet-related holding climbed more than 160%.1

The Fund held an underweight exposure to consumer discretionary and industrial shares. Those sectors led the market for the 12-month period, reducing the Fund’s relative performance. In addition, the Fund did not have any exposure to telecommunications, which was the market’s third-best performing sector. 1

Stock selection in the industrial sector also hurt the Fund’s relative return. Investors preferred shares in firms that were more cyclical and growth-oriented than the defense contractor that the Fund held.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

10

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	6/2/03	2.44%	4.35%	9.59%
Class B Shares**	6/2/03	3.78%	4.64%	9.64%
Class C Shares***	6/2/03	7.85%	4.80%	9.65%
Institutional Shares	6/2/03	8.91%	5.86%	10.74%
Class R Shares	2/1/10[1]	9.05%	5.89%	10.76%
S&P 500 Index	5/31/03	10.16%	0.64%	4.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

[1]

Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the S&P 500 Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

11

BB&T Equity Income Fund

Portfolio Manager

George F. Shipp, CFA

The BB&T Equity Income Fund is managed by George F. Shipp, CFA, Chief Investment Officer of Scott & Stringfellow, LLC (“Scott & Stringfellow”), subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a BA from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes Meghann A. Cohen; Joshua L. Haggarty, CFA; R. Griffith Jones, Jr.; and Farley C. Shiner, CFA. The team brings to the Fund more than five decades of combined investment management experience, along with a broad range of investing skills.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund returned 16.77% (Institutional Shares). That compared to a 10.16% return for its benchmark, the S&P 500 Index.

Q. What factors affected the Fund’s performance?

A. Financial markets continued to recover from a historic downturn in equity markets during the period under review. The majority of industry sectors produced steady gains, which helped the Fund produce a positive return for the fiscal year.1

The Fund’s return relative to its benchmark index benefited from an overweight exposure to technology shares, which performed strongly, and an underweight exposure to financial stocks, the worst-performing sector in the S&P 500 for the fiscal year.1

Stock selection in the consumer discretionary and consumer staples sectors boosted the Fund’s return relative to its benchmark. All three of the Fund’s consumer discretionary positions outperformed their sector in the benchmark. Likewise, all of the Fund’s consumer staples stocks outperformed the aggregate return of the benchmark’s consumer staples sector.1

The Fund held an underweight exposure to consumer discretionary and industrial shares. Those sectors led the market, so the Fund’s below-benchmark exposure reduced relative performance. Stock selection in the technology and industrial sectors also dragged on the Fund’s relative return. The Fund’s shares in a leading mobile phone manufacturer declined 29% during the 12-month period, as competitors’ products took mindshare and market share away from this industry leader. The Fund’s shares in a defense contractor underperformed the industrial sector, due to investors’ preference for shares of more global and cyclical companies.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

12

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2010	Inception Date		1 Year	5 Years	Since Inception
Class A Shares*	6/30/04		9.70%	4.93%	7.59%
Class B Shares**	6/30/04		11.59%	5.22%	7.81%
Class C Shares***	6/30/04		15.62%	5.39%	7.81%
Institutional Shares	6/30/04		16.77%	6.44%	8.88%
Class R Shares	2/1/10	[1]	16.42%	6.38%	8.83%
S&P 500 Index	6/30/04		10.16%	0.64%	2.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the S&P 500 Index, an unmanaged index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

13

BB&T Short U.S. Government Fund

Portfolio Manager

Kevin E. McNair, CFA

The BB&T Short U.S. Government Fund is managed by Kevin E. McNair, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. McNair joined BB&T Asset Management in 1994 and Sterling Capital through merger in October 2010. He received a BA in Economics from the University of North Carolina-Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund gained 2.90% (Institutional Shares). That compared to a 2.62% return for its benchmark, the Barclays Capital 1-3 Year Government Index.

Q. What factors affected the Fund’s performance?

A. The economic recovery showed signs of stalling in the spring of 2010, leading to fears of a double-dip recession. Investors’ concerns switched from inflation to possible deflation. Interest rates, which had climbed for most of the first half of the 12-month period, reversed course, declining steadily over the second half of the period.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

The Fund’s exposure to corporate bonds aided its performance relative to its benchmark index, which has no exposure to corporate issues. Exposure to the three- to seven-year portion of the yield curve also boosted the Fund’s relative performance, as this portion of the yield curve saw a larger price increase than the one- to three-year portion of the yield curve.1

The Fund held an average duration slightly shorter than that of its benchmark. A shorter duration makes a portfolio less sensitive to interest rate movements. Interest rates continued to fall during the period, so the Fund’s shorter average duration had a slight negative impact on performance relative to the benchmark.1

14

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/92	-0.34%	3.24%	3.39%
Institutional Shares	11/30/92	2.90%	4.10%	3.94%
Barclays Capital 1-3 Year Government Index	11/30/92	2.62%	4.48%	4.37%
BofA Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index	N/A	4.23%	5.13%	4.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Effective February 1, 2010, the Fund’s benchmark was changed from BofA Merrill Lynch (formerly known as Merrill Lynch) 1-5 Year U.S. Treasuries/Agencies Index to the Barclays Capital 1-3 Year Government Index in order to better represent the Fund’s investment strategies for comparison purposes.

The Fund is measured against the Barclays Capital 1-3 Year Government Index which consists of securities in the Barclays Capital U.S. Government Index with a maturity from one up to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

15

BB&T Intermediate U.S. Government Fund

Portfolio Manager

Brad D. Eppard, CFA

The BB&T Intermediate U.S. Government Fund is managed by Brad D. Eppard, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Eppard joined BB&T Asset Management in 2003 and Sterling Capital through merger in October 2010. Mr. Eppard received a BS in Business Administration/Accounting from Radford University and has been managing investors’ money since 1986.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund gained 5.74% (Institutional Shares). That compared to a 7.77% return for its benchmark, the Barclays Capital Intermediate Government Index.

Q. What factors affected the Fund’s performance?

A. The spring of 2010 brought with it a stalling recovery. Concerns about a double-dip recession drove interest rates down in the second half of the fiscal year. Bond coupon income remained low in that environment, but the significant drop in interest rates pushed up bond prices and contributed to the Fund’s strong absolute return.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

The Fund’s performance lagged its benchmark in part because of a large position in Build America Bonds, a new form of taxable municipal bonds. Furthermore, we positioned the Fund defensively in anticipation of a stronger recovery and a resulting surge in interest rates. In the absence of a strong recovery, the defensive position hurt the Fund’s relative performance.1

An overweight position in U.S. government agency bonds helped mitigate some of that lagging performance relative to the benchmark. The spread between agency yields and U.S. Treasury yields narrowed, helping prices on agency bonds appreciate more than prices on Treasuries.1

16

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	-0.64%	4.23%	4.80%
Class B Shares**	1/1/96	0.71%	4.53%	4.79%
Class C Shares***	2/1/01[2]	4.80%	4.73%	4.73%
Institutional Shares	10/9/92	5.74%	5.73%	5.68%
Barclays Capital Intermediate Government Index	9/30/92	7.77%	5.95%	6.05%
Barclays Capital U.S. Government/Mortgage Bond Index	N/A	6.48%	6.27%	6.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

[1]

Effective February 1, 2010, the Fund’s benchmark was changed from Barclays Capital U.S. Government/Mortgage Bond Index to the Barclays Capital Intermediate Government Index in order to better represent the Fund’s investment strategies for comparison purposes.

[2]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, would have caused performance to be lower.

The Fund is measured by the Barclays Capital Intermediate Government Bond Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

17

BB&T Total Return Bond Fund

Portfolio Manager

Mark Montgomery, CFA

The BB&T Total Return Bond Fund is managed by Mark Montgomery, CFA, Managing Director and Fixed Income Portfolio Manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Montgomery is the head of Sterling Capital’s fixed income team. He received his BS in Marketing and a Minor in Public Administration from West Chester University and his MBA from Drexel University with a concentration in investment management.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund gained 10.27% (Institutional Shares). That compared to a 8.16% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. The economic recovery showed signs of stalling in the spring of 2010, leading to fears of a double-dip recession. As concerns switched from inflation to possible deflation, investors drove yields lower. Interest rates, which had climbed for most of the first half of the 12-month period, reversed course, declining steadily over the second half of the period.1

The Fund benefited from this declining interest rate environment, which boosted bond prices and enhanced total return. Price appreciation played a key role in boosting the Fund’s absolute return.1

The Fund’s relative return benefited from an overweight position in corporate and commercial mortgage-backed securities relative to its benchmark. The yield spreads between these securities and Treasury bonds tightened. As a result, prices for corporate and commercial mortgage-backed securities increased more than for U.S. Treasuries of equivalent duration.1

Within structured products like commercial mortgage-backed securities, we held a bias toward higher-quality versions of those products. The preference for quality dragged on the Fund’s performance relative to its benchmark, because lower-quality securities outperformed higher quality securities in this part of the market as investors regained their appetite for risk.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

18

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/2/99	3.65%	5.33%	5.72%
Class B Shares**	12/2/99	5.18%	5.65%	5.72%
Class C Shares***	2/1/01[1]	9.18%	5.81%	5.58%
Institutional Shares	12/2/99	10.27%	6.87%	6.61%
Class R Shares	2/1/10[1]	9.82%	6.78%	6.57%
Barclays Capital U.S. Aggregate Bond Index	N/A	8.16%	6.20%	6.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to 2/1/01 is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, would have caused performance to be lower. Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

19

BB&T Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T Kentucky Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. Mr. Millikan received a BA in Economics from Wake Forest University and has been managing investors’ money since 1990.

Investment Concerns

Because the Fund is non-diversified and invests primarily in Kentucky municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kentucky municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund gained 5.42% (Institutional Shares). That compared to a 6.48% return for the Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Soft economic growth, extremely low inflation and the Federal Reserve’s decision to keep the target rate for the Federal Funds Rate at a historically low range between 0.00% and 0.25% helped the municipal bond markets generate strong absolute returns during the fiscal year. Longer-term bonds generally outperformed shorter issues. These conditions helped the Fund produce gains for the year.1

The Fund’s greater exposure to bonds shorter than six years dragged on returns relative to its benchmark index. Its bias toward high-quality issues reduced relative performance as well. Lower-quality issues’ prices generally increased more than those of higher-quality securities. Moreover, lower-quality municipal bonds paid greater income, further boosting their returns relative to higher-quality issues.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

20

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	2/24/03	2.09%	4.42%	4.04%
Institutional Shares	2/24/03	5.42%	5.32%	4.48%
Barclays Capital 7-Year Municipal Bond Index	2/28/03	6.48%	5.78%	4.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of six to eight years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower .

21

BB&T Maryland Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T Maryland Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. Mr. Millikan received a BA in Economics from Wake Forest University and has been managing investors’ money since 1990.

Investment Concerns

Because the Fund is non-diversified and invests primarily in Maryland municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Maryland municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund gained 4.97% (Institutional Shares). That compared to a 6.48% return for the Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Factors including soft economic growth, extremely low inflation and the Federal Reserve’s decision to keep the target rate for the Federal Funds Rate at a historically low range between 0.00% and 0.25% helped the municipal bond markets generate strong absolute returns during the period under review. Longer-term bonds generally outperformed shorter issues. These conditions helped the Fund produce gains for the fiscal year.1

The Fund held greater exposure to bonds shorter than six years, which dragged on returns relative to its benchmark index. Its bias toward high-quality issues also reduced relative performance, as lower-quality issues’ prices generally increased more than those of higher-quality securities. In addition, lower-quality municipal bonds paid greater income, further boosting their returns relative to higher-quality issues.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

22

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	2/24/03	1.66%	4.77%	4.05%
Institutional Shares	2/24/03	4.97%	5.65%	4.64%
Barclays Capital 7-Year Municipal Bond Index	2/28/03	6.48%	5.78%	4.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of six to eight years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

23

BB&T North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T North Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. Mr. Millikan received a BA in Economics from Wake Forest University and has been managing investors’ money since 1990.

Investment Concerns

Because the Fund is non-diversified and invests primarily in North Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of North Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund gained 5.05% (Institutional Shares). That compared to a 6.48% return for the Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The municipal bond markets generated strong absolute returns during the period under review, due to factors including soft economic growth, extremely low inflation and the Federal Reserve’s decision to keep the target rate for the Federal Funds Rate at a historically low range between 0.00% and 0.25%. Longer-term bonds generally outperformed shorter issues. These conditions helped the Fund produce gains for the fiscal year.1

The Fund’s greater exposure to bonds shorter than six years dragged on returns relative to its benchmark index. Its bias toward high-quality issues also reduced relative performance, with lower-quality issues’ prices generally increasing more than those of higher-quality securities. In addition, lower-quality municipal bonds paid greater income, further boosting their returns relative to higher-quality bonds.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

24

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/16/92	1.61%	4.34%	4.52%
Institutional Shares	10/16/92	5.05%	5.24%	5.04%
Barclays Capital 7-Year Municipal Bond Index	N/A	6.48%	5.78%	5.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of six to eight years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

25

BB&T South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T South Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. Mr. Millikan received a BA in Economics from Wake Forest University and has been managing investors’ money since 1990.

Investment Concerns

Because the Fund is non-diversified and invests primarily in South Carolina municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of South Carolina municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund gained 5.53% (Institutional Shares). That compared to a 6.48% return for the Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. The fiscal year was dominated by soft economic growth, extremely low inflation and the Federal Reserve’s decision to keep the target rate for the Federal Funds Rate at a historically low range between 0.00% and 0.25% These factors helped the municipal bond markets generate strong absolute returns during the period under review. Longer-term bonds generally outperformed shorter issues. These conditions helped the Fund produce gains for the fiscal year.1

The Fund’s bias toward high-quality issues reduced performance relative to its benchmark index, as lower-quality issues’ prices generally increased more than those of higher-quality securities. In addition, lower-quality municipal bonds paid greater income, further boosting their returns relative to higher-quality bonds. The Fund’s greater exposure to bonds shorter than six years also dragged on relative returns.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

26

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/20/97	2.09%	4.31%	4.59%
Institutional Shares	10/20/97	5.53%	5.23%	5.14%
Barclays Capital 7-Year Municipal Bond Index	N/A	6.48%	5.78%	5.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of six to eight years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

27

BB&T Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. Mr. Millikan received a BA in Economics from Wake Forest University and has been managing investors’ money since 1990.

Investment Concerns

Because the Fund is non-diversified and invests primarily in Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund gained 4.65% (Institutional Shares). That compared to a 6.48% return for the Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Soft economic growth, extremely low inflation and the Federal Reserve’s decision to keep the target rate for the Federal Funds Rate at a historically low range between 0.00% and 0.25% helped the municipal bond markets generate strong absolute returns during the fiscal year. Longer-term bonds generally outperformed shorter issues. These conditions helped the Fund produce gains for the fiscal year.1

The Fund’s greater exposure to bonds shorter than six years dragged on returns relative to its benchmark index. Its bias toward high-quality issues reduced relative performance as well. Lower-quality issues’ prices generally increased more than those of higher-quality securities. Moreover, lower-quality municipal bonds paid greater income, further boosting their returns relative to higher-quality issues.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

28

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	5/17/99	1.28%	4.39%	4.54%
Institutional Shares	5/17/99	4.65%	5.30%	5.07%
Barclays Capital 7-Year Municipal Bond Index	N/A	6.48%	5.78%	5.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of six to eight years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

29

BB&T West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

The BB&T West Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in October 2010. Mr. Millikan received a BA in Economics from Wake Forest University and has been managing investors’ money since 1990.

Investment Concerns

Because the Fund is non-diversified and invests primarily in West Virginia municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of West Virginia municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

Q. How did the Fund perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund gained 5.13% (Institutional Shares). That compared to a 6.48% return for the Barclays Capital 7-Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Soft economic growth, extremely low inflation and the Federal Reserve’s decision to keep the target rate for the Federal Funds Rate at a historically low range between 0.00% and 0.25% helped the municipal bond markets generate strong absolute returns during the fiscal year.

Longer-term bonds generally outperformed shorter issues. These conditions helped the Fund produce gains for the fiscal year.1

The Fund’s greater exposure to bonds shorter than six years dragged on returns relative to its benchmark index. Its bias toward high-quality issues reduced relative performance as well, as lower-quality issues’ prices generally increased more than those of higher-quality securities. In addition, lower-quality municipal bonds paid greater income, further boosting their returns relative to higher-quality issues.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

30

*	Reflects 3.00% maximum sales charge.

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/17/93[1]	1.73%	3.89%	4.42%
Institutional Shares	12/1/93[1]	5.13%	4.77%	5.01%
Barclays Capital 7-Year Municipal Bond Index	N/A	6.48%	5.78%	5.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]

Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the periods prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on 7/23/01.

The Fund is measured against the Barclays Capital 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of six to eight years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

31

BB&T National Tax-Free Money Market Fund

Portfolio Managers

Michael Sirianni

The BB&T National Tax-Free Money Market Fund is managed by Michael Sirianni, portfolio manager for Federated Investment Management Company (“Federated IMC”), subadvisor to the Fund. Mr. Sirianni is primarily responsible for the day-today management of the portfolio. He is supported by an investment management team from Federated IMC which includes Nancy J. Beltz, CFA, Hanan Callas, CFA, Kyle D. Stewart, CFA, and a group of five money market traders. On average, team members bring more than a decade of investment management experience to the Fund, with specialization in money market portfolio management and credit analysis.

Investment Concerns

Investments in the BB&T National Tax Free Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2009 and September 30, 2010?

A. The Fund began the period with a seven-day yield of 0.30% (Institutional Shares) and ended the period with a seven-day yield of 0.03%.

Interest rates moved higher toward the end of spring. However, as summer arrived, bringing with it unusually hot weather and unexpectedly soft economic data, rates on the short end of the cash yield curve fell on fears of a possible double dip recession and potential deflation.1

The Federal Reserve was worried enough about conditions that it took two unexpected steps. It agreed in early August to maintain its balance sheet at an inflated $2 trillion, then moved in late September to potentially grow the balance sheet further with a possible new round of measures to increase liquidity, or quantitative easing (QE). Economic news began firming, however, suggesting that summer’s economic soft patch was just that — a soft patch, rather than a precursor to a double-dip recession.1

Money markets were largely unmoved by improving economic data. Investors focused instead on the bearish signals being sent by the people who matter most to short-term lenders — Fed policymakers.1

Signs of stabilization were a bright spot for the municipal markets, with states’ revenues rising two consecutive quarters through June (albeit largely because of tax increases).1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

32

BB&T Prime Money Market Fund

Portfolio Managers

Deborah A. Cunningham and Paige Wilhelm

The BB&T Prime Money Market Fund is managed by Deborah A. Cunningham and Paige Wilhelm, portfolio managers for Federated Investment Management Company (“Federated IMC”), subadvisor to the Fund. Mrs. Cunningham and Mrs. Wilhelm are primarily responsible for the day-to-day management of the portfolio. They are supported by an investment management team from Federated IMC which includes William Jamison, Natalie F. Metz, Mary Ellen Tesla, Mark F. Weiss, CFA, and a group of eight money market traders.

On average, team members bring more than a decade of investment management experience to the Fund, with specialization in money market portfolio management and credit analysis.

Investment Concerns

Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2009 and September 30, 2010?

A. The economic recovery stalled in the spring of 2010. Concerns about a double-dip recession and the prospect of deflation drove yields down significantly during the second half of the fiscal year. Yield spreads tightened as investors grew less concerned about solvency issues in the eurozone. The Federal Reserve’s August announcement of a second round of economic stimulus to increase liquidity further dampened investors’ hopes for higher yields. The Fund began the period with a seven-day yield of 0.01% (Institutional Shares) and ended the period with a seven-day yield of 0.06%.1

The Fund continued its approach of investing in commercial paper, asset-backed commercial paper and bank instruments. Throughout the year, the Fund’s managers targeted an average maturity of 35 to 45 days for these investments. The majority of the purchases were concentrated in the short end of the money market yield curve, from one - to three - months.1

The Fund’s yield benefited from an opportunistic purchase of six- to 12-month paper during August and September. The Fund also opted to sell all of its European bank paper in May, just as the eurozone solvency issues surfaced.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

33

BB&T U.S. Treasury Money Market Fund

Portfolio Manager

Kevin E. McNair, CFA

The BB&T U.S. Treasury Money Market Fund is managed by Kevin E. McNair, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. McNair joined BB&T Asset Management in 1994 and Sterling Capital through merger in October 2010. He received a BA in Economics from the University of North Carolina-Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994.

Investment Concerns

Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What factors affected the Fund’s yield during the 12-month period between October 1, 2009 and September 30, 2010?

A. Throughout the fiscal year, the Federal Reserve Board maintained its target for the Federal Funds Rate at a historically low range between 0.00% and 0.25%.1

Interest rates in general fell throughout the period, resulting in significantly lower yields among money market securities. The Fund began the period with a seven-day yield of 0.01% (Institutional Shares) and ended the period with a seven-day yield of 0.01%.1

The Fund invests primarily in Treasury securities and repurchase agreements that are backed by Treasury securities. That approach resulted in a lower yield than some funds that invest in higher-risk fixed-income securities.1

As of September 30, 2010, the Fund held 53.6% of its net assets in repurchase agreements, 31.8% in Treasury bills and 14.5% in Treasury notes. The Fund’s average maturity was 26 days.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

34

BB&T Capital Manager Funds

Portfolio Managers

Balanced Portfolio Management Team

The BB&T Capital Manager Funds are managed by the Balanced Portfolio Management Team of Sterling Capital Management LLC, which includes Jeffrey J. Schappe, CFA; Will Gholston, CFA; Robert F. Millikan, CFA; and Stephen L. Morgan. The team brings to the Funds over nine decades of combined investment management experience, along with a broad range of specialized skills encompassing value stocks, growth stocks and fixed-income securities.

Investment Concerns

Each of the BB&T Capital Manager Funds is a fund of funds that primarily invests in a group of diversified BB&T Funds and other registered investment companies (including exchange-traded funds) that are not a part of the BB&T Funds group of investment companies. The investment performance of each BB&T Capital Manager Fund is directly related to the performance (and subject to the risks) of the underlying Funds.

BB&T Capital Manager Conservative Growth Fund

BB&T Capital Manager Moderate Growth Fund

BB&T Capital Manager Growth Fund

BB&T Capital Manager Equity Fund

(Collectively, the “BB&T Capital Manager Funds”)

Q. How did the Funds (Institutional Shares) perform during the 12-month period between October 1, 2009 and September 30, 2010?

A. The BB&T Capital Manager Funds and their benchmarks generated the following returns:

The BB&T Capital Manager Conservative Growth Fund: 10.22%. Composite index with a 40% weighting in the S&P 500 and a 60% weighting in the Barclays Capital Intermediate Government Bond Index: 8.73%.

The BB&T Capital Manager Moderate Growth Fund: 10.53%. Composite index with a 60% weighting in the S&P 500 and a 40% weighting in the Barclays Capital Intermediate Government Bond Index: 9.20%.

The BB&T Capital Manager Growth Fund: 10.39%. Composite index with a 75% weighting in the S&P 500 and a 25% weighting in the Barclays Capital Intermediate Government Bond Index: 9.56%.

The BB&T Capital Manager Equity Fund: 10.15%. The S&P 500 Index: 10.16%.

Q. What factors affected the Funds’ performance?

A. The BB&T Capital Manager Funds invest in a combination of BB&T equity funds, external equity and commodity funds, and exchange traded funds. The three Capital Manager Funds with fixed-income allocations also hold exposure to the BB&T Total Return Bond Fund.1

The stock and bond markets performed well during the period. The stock market’s strong performance was entirely a result of a robust third quarter rally, driven by strong corporate profits, waning fears of a double-dip recession and signs that the Federal Reserve was willing to take further steps to stimulate the economy. Bonds also performed well during this period as Treasury yields declined.1

The Funds’ relative returns were boosted by overweight stakes to U.S. mid- and small-cap stocks. The Russell Mid Cap and Russell 2000 Indices returned 17.60% and 13.35%, respectively, versus 10.16% for the S&P 500. A 5% overweight position in equities helped the relative returns of the Capital Manager Moderate Growth Fund and Capital Manager Growth Fund, as the broad stock market produced greater returns than the bond market. The Barclays Capital U.S. Aggregate Bond Index returned 8.16% for the fiscal year.1

In the late second quarter, we added allocations to emerging markets and real estate investment trusts (REITs), which offer similar structures for real estate investment as mutual funds provide for stock investment. Exposure to those assets boosted the Funds’ performance relative to their benchmarks. During the third quarter, the MSCI Emerging Markets Index returned 18.16%, versus the S&P 500’s return of 11.29%. In the same period, the Dow Jones Equity REIT Index returned 12.76%.1

Two factors hurt the Funds’ performance relative to their benchmarks. The first was a strategic overweight position to value stocks: The Funds maintained a 60/40 value-to-growth split within their equity allocations. The Russell 3000 Value Index returned 9.15% for the fiscal year, versus 12.81% for the Russell 3000 Growth Index. The second negative factor was a position in international stocks equivalent to 25% of total developed-country equities. The MSCI EAFE Index of developed international markets returned 3.27%, versus a 10.16% for the S&P 500.1

[1]	Portfolio composition is as of September 30, 2010 and is subject to change.

35

BB&T Capital Manager Conservative Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 Years
A Shares*	1/29/98[1]	3.59%	2.48%	2.25%
B Shares**	1/29/99[1]	5.15%	2.78%	2.27%
C Shares***	2/1/01[1]	9.17%	2.95%	2.11%
Institutional Shares	10/2/97	10.22%	3.98%	3.13%
S&P 500 Index	9/30/97	10.16%	0.64%	-0.43%
Barclays Capital Int. Government Bond Index	N/A	7.77%	5.95%	6.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]

Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower. Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower. Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Barclays Capital Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

36

BB&T Capital Manager Moderate Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 years
A Shares*	1/29/98[1]	3.78%	0.99%	0.91%
B Shares**	1/29/99[1]	5.40%	1.27%	0.91%
C Shares***	2/1/01[1]	9.34%	1.43%	0.82%
Institutional Shares	10/2/97	10.53%	2.47%	1.78%
S&P 500 Index	9/30/97	10.16%	0.64%	-0.43%
Barclays Capital Int. Government Bond Index	N/A	7.77%	5.95%	6.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]

Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower. Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower. Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Barclays Capital Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

37

BB&T Capital Manager Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	10 Years
A Shares*	1/29/98[1]	3.86%	-0.37%	-0.50%
B Shares**	1/29/99[1]	5.22%	-0.11%	-0.52%
C Shares***	2/1/01[1]	9.33%	0.06%	-0.63%
Institutional Shares	10/2/97	10.39%	1.06%	0.34%
S&P 500 Index	9/30/97	10.16%	0.64%	-0.43%
Barclays Capital Int. Government Bond Index	N/A	7.77%	5.95%	6.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]

Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower. Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower. Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Barclays Capital Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

38

BB&T Capital Manager Equity Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2010	Inception Date	1 Year	5 Years	Since Inception
A Shares*	3/19/01	3.62%	-2.38%	-0.16%
B Shares**	3/19/01	5.17%	-2.09%	-0.17%
C Shares***	3/19/01	9.02%	-1.91%	-0.28%
Institutional Shares	3/19/01	10.15%	-0.97%	0.71%
S&P 500 Index	3/19/01	10.16%	0.64%	1.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

39

BB&T Funds

    Summary of Portfolio Holdings (Unaudited)

The BB&T Funds invested, as a percentage of net assets, in the following industry sectors, countries, states, funds or security types, as of September 30, 2010.

BB&T Select Equity Fund	Percentage of net assets
Consumer Discretionary	7.5%
Consumer Staples	12.2%
Energy	11.7%
Financials	13.1%
Health Care	14.5%
Industrials	13.4%
Information Technology	18.2%
Materials	1.6%
Telecommunication Services	3.6%
Exchange Traded Fund	0.9%
Cash Equivalents	3.0%

99.7%

BB&T Mid Cap Value Fund	Percentage of net assets
Consumer Discretionary	20.6%
Energy	4.3%
Financial Services	31.5%
Health Care	13.7%
Producer Durables	8.3%
Technology	15.5%
Utilities	2.1%
Exchange Traded Fund	3.0%
Cash Equivalents	4.9%

103.9%

Sterling Capital Small Cap Value Fund	Percentage of net assets
Consumer Discretionary	13.2%
Energy	4.9%
Financials Services	28.8%
Health Care	4.0%
Materials & Processing	6.6%
Producer Durables	20.8%
Technology	19.1%
Cash Equivalents	2.4%

99.8%

BB&T International Equity Fund	Percentage of net assets
Australia	1.6%
Austria	1.0%
Belgium	0.1%
Brazil	2.2%
Canada	4.6%
China	7.1%
Czech Republic	1.2%
Denmark	1.5%
Finland	1.1%
France	6.5%
Germany	6.6%
Greece	0.5%
Hong Kong	3.3%
India	5.9%
Indonesia	0.1%
Ireland	0.3%
Israel	0.4%
Italy	0.3%
Japan	8.2%
Korea (South)	0.8%
Mexico	1.0%
Netherlands	3.9%
Norway	0.5%
Portugal	0.2%
Russia	4.9%
Singapore	1.1%
South Africa	2.9%
Spain	0.1%
Sweden	1.5%
Switzerland	4.9%
Taiwan	1.8%
Ukraine	0.2%
United Kingdom	16.7%
Exchange Traded Fund	3.0%
Cash Equivalents	9.6%

105.6%

BB&T Special Opportunities Equity Fund	Percentage of net assets
Consumer Discretionary	7.6%
Consumer Staples	6.8%
Energy	10.7%
Financials	1.6%
Health Care	26.9%
Industrials	3.0%
Information Technology	32.9%
Utilities	1.2%
Cash Equivalents	10.6%

101.3%

BB&T Equity Income Fund	Percentage of net assets
Consumer Discretionary	12.4%
Consumer Staples	21.1%
Energy	17.9%
Financials	3.4%
Health Care	11.0%
Industrials	8.6%
Information Technology	12.9%
Telecommunication Services	3.9%
Cash Equivalents	14.4%

105.6%

BB&T Funds

   Summary of Portfolio Holdings (Unaudited)

BB&T Short U.S. Government Fund	Percentage of net assets
Corporate Bonds	10.4%
Fannie Mae	23.0%
FDIC Guaranteed Securities	6.1%
Federal Farm Credit Bank	12.5%
Federal Home Loan Bank	3.0%
Freddie Mac	15.4%
Ginnie Mae	5.3%
Municipal Bonds	6.2%
Private Export Funding Corp.	6.0%
U.S. Treasury Bills	5.5%
U.S. Treasury Notes	5.5%
Cash Equivalents	0.7%

99.6%

BB&T Intermediate U.S. Government Fund	Percentage of net assets
Collateralized Mortgage Obligations	0.1%
Corporate Bonds	5.5%
Fannie Mae	31.2%
Federal Farm Credit Bank	14.9%
Federal Home Loan Bank	3.1%
Freddie Mac	18.3%
Municipal Bonds	4.4%
Private Export Funding Corp.	5.4%
U.S. Treasury Notes	13.9%
Cash Equivalents	5.4%

102.2%

BB&T Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	1.3%
Collateralized Mortgage Obligations	9.6%
Commercial Mortgage-Backed Securities	13.3%
Corporate Bonds	39.5%
Fannie Mae	11.1%
Foreign Government Bonds	0.9%
Freddie Mac	12.6%
Ginnie Mae	5.0%
Municipal Bonds	3.4%
Preferred Stocks	0.5%
U.S. Treasury Notes	4.9%
Cash Equivalents	0.9%

103.0%

BB&T Kentucky Intermediate Tax-Free Fund	Percentage of net assets
Kentucky Municipal Bonds	95.7%
Cash Equivalents	3.1%

98.8%

BB&T Maryland Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	3.1%
Maryland Municipal Bonds	92.8%
Cash Equivalents	3.6%

99.5%

BB&T North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	96.5%
Cash Equivalents	3.2%

99.7%

BB&T South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	94.1%
Cash Equivalents	3.6%

97.7%

BB&T Virginia Intermediate Tax-Free Fund	Percentage of net assets
Virginia Municipal Bonds	97.1%
Cash Equivalents	4.1%

101.2%

BB&T West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	95.6%
Cash Equivalents	3.8%

99.4%

BB&T National Tax-Free Money Market Fund	Percentage of net assets
Arizona	5.3%
Colorado	5.4%
Connecticut	1.3%
District of Columbia	0.8%
Florida	5.0%
Georgia	21.0%
Illinois	5.5%
Missouri	1.8%
New Jersey	1.9%
Ohio	20.2%
South Carolina	4.0%
Tennessee	3.9%
Texas	2.2%
Utah	3.6%
Vermont	1.0%
Virginia	7.4%
Washington	7.4%
Wisconsin	2.3%
Cash Equivalents	0.0%

100.0%

BB&T Prime Money Market Fund	Percentage of net assets
Asset Backed Securities	5.0%
Certificates of Deposit	14.7%
Commercial Paper	32.2%
Corporate Bonds	3.1%
Federal Financing Bank	5.3%
Repurchase Agreement	13.7%
Variable Rate Notes	26.0%

100.0%

BB&T U.S. Treasury Money Market Fund	Percentage of net assets
Repurchase Agreements	53.6%
U.S. Treasury Bills	31.8%
U.S. Treasury Notes	14.5%
Cash Equivalents	3.6%

103.5%

BB&T Funds

   Summary of Portfolio Holdings (Unaudited)

BB&T Capital Manager Conservative Growth Fund	Percentage of net assets
BB&T Equity Income Fund	2.9%
BB&T International Equity Fund	3.9%
BB&T Mid Cap Value Fund	4.9%
BB&T Select Equity Fund	8.1%
BB&T Special Opportunities Equity Fund	1.9%
BB&T Total Return Bond Fund	52.6%
BB&T U.S. Treasury Money Market Fund	2.9%
Sterling Capital Small Cap Value Fund	1.3%
Exchange Traded Funds	15.7%
Non-Affiliated Investment Companies	5.7%

99.9%

BB&T Capital Manager Moderate Growth Fund	Percentage of net assets
BB&T Equity Income Fund	4.8%
BB&T International Equity Fund	6.4%
BB&T Mid Cap Value Fund	8.1%
BB&T Select Equity Fund	13.2%
BB&T Special Opportunities Equity Fund	3.1%
BB&T Total Return Bond Fund	26.0%
BB&T U.S. Treasury Money Market Fund	1.1%
Sterling Capital Small Cap Value Fund	2.1%
Exchange Traded Funds	26.0%
Non-Affiliated Investment Companies	9.2%

100.0%

BB&T Capital Manager Growth Fund	Percentage of net assets
BB&T Equity Income Fund	5.8%
BB&T International Equity Fund	7.9%
BB&T Mid Cap Value Fund	9.8%
BB&T Select Equity Fund	16.1%
BB&T Special Opportunities Equity Fund	3.8%
BB&T Total Return Bond Fund	10.4%
BB&T U.S. Treasury Money Market Fund	3.1%
Sterling Capital Small Cap Value Fund	2.5%
Exchange Traded Funds	30.6%
Non-Affiliated Investment Companies	9.8%

99.8%

BB&T Capital Manager Equity Fund	Percentage of net assets
BB&T Equity Income Fund	6.3%
BB&T International Equity Fund	8.5%
BB&T Mid Cap Value Fund	10.7%
BB&T Select Equity Fund	17.5%
BB&T Special Opportunities Equity Fund	4.1%
BB&T U.S. Treasury Money Market Fund	5.6%
Sterling Capital Small Cap Value Fund	2.8%
Exchange Traded Funds	34.3%
Non-Affiliated Investment Companies	9.9%

99.7%

BB&T Funds

   Expense Example (Unaudited)

As a shareholder of the BB&T Funds (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds’ and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 through September 30, 2010.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this year.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 - 9/30/10	Annualized Expense Ratio During Period 4/1/10 - 9/30/10
BB&T Select Equity Fund
Class A Shares	$1,000.00	$ 954.30	$ 5.39	1.10%
Class B Shares	1,000.00	950.20	9.00	1.84%
Class C Shares	1,000.00	950.50	9.05	1.85%
Institutional Shares	1,000.00	954.90	4.17	0.85%
BB&T Mid Cap Value Fund
Class A Shares	1,000.00	1,001.80	6.02	1.20%
Class B Shares	1,000.00	998.30	9.77	1.95%
Class C Shares	1,000.00	997.40	9.76	1.95%
Institutional Shares	1,000.00	1,002.70	4.77	0.95%
Class R Shares	1,000.00	999.40	7.27	1.45%
Sterling Capital Small Cap Value Fund
Class A Shares	1,000.00	977.70	6.94	1.40%
Class B Shares	1,000.00	974.70	10.64	2.15%
Class C Shares	1,000.00	974.40	10.69	2.16%
Institutional Shares	1,000.00	979.20	5.71	1.15%
Class R Shares	1,000.00	974.90	8.17	1.65%
BB&T International Equity Fund
Class A Shares	1,000.00	1,010.10	9.17	1.82%
Class B Shares	1,000.00	1,004.50	12.91	2.57%
Class C Shares	1,000.00	1,004.60	12.91	2.57%
Institutional Shares	1,000.00	1,009.70	7.91	1.57%
BB&T Special Opportunities Equity Fund
Class A Shares	1,000.00	972.50	6.48	1.31%
Class B Shares	1,000.00	968.30	10.16	2.06%
Class C Shares	1,000.00	968.30	10.21	2.07%
Institutional Shares	1,000.00	973.60	5.24	1.06%
Class R Shares	1,000.00	973.10	7.72	1.56%
BB&T Equity Income Fund
Class A Shares	1,000.00	1,032.10	6.16	1.21%
Class B Shares	1,000.00	1,028.10	9.91	1.95%
Class C Shares	1,000.00	1,027.70	9.96	1.96%
Institutional Shares	1,000.00	1,033.30	4.89	0.96%
Class R Shares	1,000.00	1,032.60	7.49	1.47%
BB&T Short U.S. Government Fund
Class A Shares	1,000.00	1,020.00	4.96	0.98%
Institutional Shares	1,000.00	1,021.30	3.65	0.72%
BB&T Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,039.90	5.01	0.98%
Class B Shares	1,000.00	1,037.10	8.83	1.73%
Class C Shares	1,000.00	1,037.90	8.79	1.72%
Institutional Shares	1,000.00	1,042.10	3.74	0.73%
BB&T Total Return Bond Fund
Class A Shares	1,000.00	1,064.30	4.97	0.96%
Class B Shares	1,000.00	1,060.30	8.83	1.71%
Class C Shares	1,000.00	1,060.30	8.83	1.71%
Institutional Shares	1,000.00	1,065.60	3.68	0.71%
Class R Shares	1,000.00	1,062.20	6.26	1.21%
BB&T Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,049.30	4.93	0.96%
Institutional Shares	1,000.00	1,049.70	3.65	0.71%

BB&T Funds

   Expense Example (Unaudited)

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 - 9/30/10	Annualized Expense Ratio During Period 4/1/10 - 9/30/10
BB&T Maryland Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,044.00	$4.97	0.97%
Institutional Shares	1,000.00	1,045.30	3.69	0.72%
BB&T North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,048.00	4.83	0.94%
Institutional Shares	1,000.00	1,049.40	3.54	0.69%
BB&T South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,048.90	5.14	1.00%
Institutional Shares	1,000.00	1,050.50	3.86	0.75%
BB&T Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,045.80	4.87	0.95%
Institutional Shares	1,000.00	1,047.10	3.59	0.70%
BB&T West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,045.30	4.92	0.96%
Institutional Shares	1,000.00	1,046.50	3.64	0.71%
BB&T National Tax-Free Money Market Fund
Class A Shares	1,000.00	1,000.10	2.11	0.42%
Institutional Shares	1,000.00	1,000.10	2.11	0.42%
BB&T Prime Money Market Fund
Class A Shares	1,000.00	1,000.50	1.76	0.35%
Class B Shares	1,000.00	1,000.50	1.76	0.35%
Class C Shares	1,000.00	1,000.50	1.76	0.35%
Institutional Shares	1,000.00	1,000.50	1.71	0.34%
BB&T U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,000.70	0.85	0.17%
Class B Shares	1,000.00	1,000.70	0.85	0.17%
Class C Shares	1,000.00	1,000.70	0.90	0.18%
Institutional Shares	1,000.00	1,000.70	0.85	0.17%
BB&T Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	1,040.80	2.40	0.47%
Class B Shares	1,000.00	1,036.60	6.23	1.22%
Class C Shares	1,000.00	1,036.90	6.23	1.22%
Institutional Shares	1,000.00	1,041.70	1.13	0.22%
BB&T Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	1,025.60	2.13	0.42%
Class B Shares	1,000.00	1,023.40	5.93	1.17%
Class C Shares	1,000.00	1,022.70	5.93	1.17%
Institutional Shares	1,000.00	1,028.00	0.86	0.17%
BB&T Capital Manager Growth Fund
Class A Shares	1,000.00	1,017.70	2.17	0.43%
Class B Shares	1,000.00	1,012.70	5.95	1.18%
Class C Shares	1,000.00	1,013.10	6.01	1.19%
Institutional Shares	1,000.00	1,019.00	0.91	0.18%
BB&T Capital Manager Equity Fund
Class A Shares	1,000.00	1,007.10	2.47	0.49%
Class B Shares	1,000.00	1,003.50	6.23	1.24%
Class C Shares	1,000.00	1,002.30	6.12	1.22%
Institutional Shares	1,000.00	1,008.30	1.26	0.25%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

BB&T Funds

   Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 - 9/30/10	Annualized Expense Ratio During Period 4/1/10 - 9/30/10
BB&T Select Equity Fund
Class A Shares	$1,000.00	$1,019.55	$ 5.57	1.10%
Class B Shares	1,000.00	1,015.84	9.30	1.84%
Class C Shares	1,000.00	1,015.79	9.35	1.85%
Institutional Shares	1,000.00	1,020.81	4.31	0.85%
BB&T Mid Cap Value Fund
Class A Shares	1,000.00	1,019.05	6.07	1.20%
Class B Shares	1,000.00	1,015.29	9.85	1.95%
Class C Shares	1,000.00	1,015.29	9.85	1.95%
Institutional Shares	1,000.00	1,020.31	4.81	0.95%
Class R Shares	1,000.00	1,017.80	7.33	1.45%
Sterling Capital Small Cap Value Fund
Class A Shares	1,000.00	1,018.05	7.08	1.40%
Class B Shares	1,000.00	1,014.29	10.86	2.15%
Class C Shares	1,000.00	1,014.24	10.91	2.16%
Institutional Shares	1,000.00	1,019.30	5.82	1.15%
Class R Shares	1,000.00	1,016.80	8.34	1.65%
BB&T International Equity Fund
Class A Shares	1,000.00	1,015.94	9.20	1.82%
Class B Shares	1,000.00	1,012.18	12.96	2.57%
Class C Shares	1,000.00	1,012.18	12.96	2.57%
Institutional Shares	1,000.00	1,017.20	7.94	1.57%
BB&T Special Opportunities Equity Fund
Class A Shares	1,000.00	1,018.50	6.63	1.31%
Class B Shares	1,000.00	1,014.74	10.40	2.06%
Class C Shares	1,000.00	1,014.69	10.45	2.07%
Institutional Shares	1,000.00	1,019.75	5.37	1.06%
Class R Shares	1,000.00	1,017.25	7.89	1.56%
BB&T Equity Income Fund
Class A Shares	1,000.00	1,019.00	6.12	1.21%
Class B Shares	1,000.00	1,015.29	9.85	1.95%
Class C Shares	1,000.00	1,015.24	9.90	1.96%
Institutional Shares	1,000.00	1,020.26	4.86	0.96%
Class R Shares	1,000.00	1,017.70	7.44	1.47%
BB&T Short U.S. Government Fund
Class A Shares	1,000.00	1,020.16	4.96	0.98%
Institutional Shares	1,000.00	1,021.46	3.65	0.72%
BB&T Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.16	4.96	0.98%
Class B Shares	1,000.00	1,016.39	8.74	1.73%
Class C Shares	1,000.00	1,016.44	8.69	1.72%
Institutional Shares	1,000.00	1,021.41	3.70	0.73%
BB&T Total Return Bond Fund
Class A Shares	1,000.00	1,020.26	4.86	0.96%
Class B Shares	1,000.00	1,016.50	8.64	1.71%
Class C Shares	1,000.00	1,016.50	8.64	1.71%
Institutional Shares	1,000.00	1,021.51	3.60	0.71%
Class R Shares	1,000.00	1,019.00	6.12	1.21%
BB&T Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.26	4.86	0.96%
Institutional Shares	1,000.00	1,021.51	3.60	0.71%

BB&T Funds

   Expense Example (Unaudited)

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 - 9/30/10	Annualized Expense Ratio During Period 4/1/10 - 9/30/10
BB&T Maryland Intermediate Tax-Free Fund
Class A Shares	$1,000.00	$1,020.21	$4.91	0.97%
Institutional Shares	1,000.00	1,021.46	3.65	0.72%
BB&T North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.36	4.76	0.94%
Institutional Shares	1,000.00	1,021.61	3.50	0.69%
BB&T South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.05	5.06	1.00%
Institutional Shares	1,000.00	1,021.31	3.80	0.75%
BB&T Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.31	4.81	0.95%
Institutional Shares	1,000.00	1,021.56	3.55	0.70%
BB&T West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.26	4.86	0.96%
Institutional Shares	1,000.00	1,021.51	3.60	0.71%
BB&T National Tax-Free Money Market Fund
Class A Shares	1,000.00	1,022.96	2.13	0.42%
Institutional Shares	1,000.00	1,022.96	2.13	0.42%
BB&T Prime Money Market Fund
Class A Shares	1,000.00	1,023.31	1.78	0.35%
Class B Shares	1,000.00	1,023.31	1.78	0.35%
Class C Shares	1,000.00	1,023.31	1.78	0.35%
Institutional Shares	1,000.00	1,023.36	1.72	0.34%
BB&T U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,024.22	0.86	0.17%
Class B Shares	1,000.00	1,024.22	0.86	0.17%
Class C Shares	1,000.00	1,024.17	0.91	0.18%
Institutional Shares	1,000.00	1,024.22	0.86	0.17%
BB&T Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	1,022.71	2.38	0.47%
Class B Shares	1,000.00	1,018.95	6.17	1.22%
Class C Shares	1,000.00	1,018.95	6.17	1.22%
Institutional Shares	1,000.00	1,023.97	1.12	0.22%
BB&T Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	1,022.96	2.13	0.42%
Class B Shares	1,000.00	1,019.20	5.92	1.17%
Class C Shares	1,000.00	1,019.20	5.92	1.17%
Institutional Shares	1,000.00	1,024.22	0.86	0.17%
BB&T Capital Manager Growth Fund
Class A Shares	1,000.00	1,022.91	2.18	0.43%
Class B Shares	1,000.00	1,019.15	5.97	1.18%
Class C Shares	1,000.00	1,019.10	6.02	1.19%
Institutional Shares	1,000.00	1,024.17	0.91	0.18%
BB&T Capital Manager Equity Fund
Class A Shares	1,000.00	1,022.61	2.48	0.49%
Class B Shares	1,000.00	1,018.85	6.28	1.24%
Class C Shares	1,000.00	1,018.95	6.17	1.22%
Institutional Shares	1,000.00	1,023.82	1.27	0.25%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

BB&T Select Equity Fund

   Schedule of Portfolio Investments

   September 30, 2010

Shares		Fair Value
COMMON STOCKS (95.8%)
	Consumer Discretionary (7.5%)
204,000	Comcast Corp., Class A	$3,688,320
125,700	Lowe’s Cos., Inc.	2,801,853
90,000	Staples, Inc.	1,882,800
54,000	Target Corp.	2,885,760
149,500	Walt Disney Co. (The)	4,949,945

		16,208,678

	Consumer Staples (12.2%)
52,500	Coca-Cola Co. (The)	3,072,300
134,000	CVS Caremark Corp.	4,216,980
150,000	Kraft Foods, Inc., Class A	4,629,000
61,800	PepsiCo, Inc.	4,105,992
34,080	Procter & Gamble Co. (The)	2,043,777
134,000	Unilever PLC, ADR	3,899,400
83,400	Wal-Mart Stores, Inc.	4,463,568

		26,431,017

	Energy (11.7%)
23,550	Apache Corp.	2,302,248
55,500	Cenovus Energy, Inc.	1,596,735
40,290	Chevron Corp.	3,265,505
76,600	ConocoPhillips	4,399,138
98,100	Exxon Mobil Corp.	6,061,599
72,000	Schlumberger, Ltd.	4,435,920
97,200	Suncor Energy, Inc.	3,163,860

		25,225,005

	Financials (13.1%)
285,000	Bank of America Corp.	3,736,350
24,900	Berkshire Hathaway, Inc., Class B(a)	2,058,732
114,000	JPMorgan Chase & Co.	4,339,980
170,000	MetLife, Inc.	6,536,500
121,400	Morgan Stanley	2,996,152
99,900	State Street Corp.	3,762,234
41,300	Travelers Cos., Inc. (The)	2,151,730
105,000	Wells Fargo & Co.	2,638,650

		28,220,328

	Health Care (14.5%)
88,800	Abbott Laboratories	4,638,912
67,500	Baxter International, Inc.	3,220,425
86,100	Covidien PLC	3,460,359
57,000	Johnson & Johnson	3,531,720
143,000	Medtronic, Inc.	4,801,940
116,000	Merck & Co., Inc.	4,269,960
45,000	Novartis AG, ADR	2,595,150
175,200	Pfizer, Inc.	3,008,184
35,700	Stryker Corp.	1,786,785

		31,313,435

	Industrials (13.4%)
186,000	ABB, Ltd., ADR(a)	3,928,320
69,000	Avery Dennison Corp.	2,561,280
21,000	FedEx Corp.	1,795,500
366,000	General Electric Co.	5,947,500
54,600	Lockheed Martin Corp.	3,891,888
80,000	Pall Corp.	3,331,200
224,000	Southwest Airlines Co.	2,927,680
120,800	Tyco International, Ltd.	4,436,984

		28,820,352

Shares		Fair Value
COMMON STOCKS — (continued)
	Information Technology (18.2%)
19,500	Apple, Inc.(a)	$5,533,125
164,000	Cisco Systems, Inc.(a)	3,591,600
113,190	Corning, Inc.	2,069,113
3,660	Google, Inc., Class A(a)	1,924,391
81,900	Hewlett-Packard Co.	3,445,533
193,200	Intel Corp.	3,715,236
25,500	International Business Machines Corp.	3,420,570
308,000	Microsoft Corp.	7,542,920
83,400	Texas Instruments, Inc.	2,263,476
199,200	Tyco Electronics, Ltd.	5,820,624

		39,326,588

	Materials (1.6%)
161,700	International Paper Co.	3,516,975

	Telecommunication Services (3.6%)
105,000	AT&T, Inc.	3,003,000
65,000	Verizon Communications, Inc.	2,118,350
109,500	Vodafone Group PLC, ADR	2,716,695

		7,838,045

	Total Common Stocks (Cost $189,750,782)	206,900,423

EXCHANGE TRADED FUND (0.9%)
62,000	Utilities Select Sector Standard and Poors Depositary Receipt Fund	1,943,700

	Total Exchange Traded Fund (Cost $1,785,395)	1,943,700

INVESTMENT COMPANY (3.0%)
6,374,817	Federated Treasury Obligations Fund, Institutional Shares	6,374,817

	Total Investment Company (Cost $6,374,817)	6,374,817

Principal Amount
SHORT TERM INVESTMENTS (0.0%)
$396,608	BNY Institutional Cash Reserve, Series B	86,758

	Total Short Term Investments (Cost $396,608)	86,758

Total Investments — 99.7% (Cost $198,307,602)		215,305,698
Net Other Assets (Liabilities) — 0.3%		564,360

NET ASSETS — 100.0%		$215,870,058

(a)	Represents non-income producing security.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

BB&T Mid Cap Value Fund

   Schedule of Portfolio Investments

   September 30, 2010

Shares		Fair Value
COMMON STOCKS (96.0%)
	Consumer Discretionary (20.6%)
538,112	Chico’s FAS, Inc.	$5,660,938
672,525	eBay, Inc.(a)	16,409,610
123,957	Gannett Co., Inc.	1,515,994
185,389	International Speedway Corp., Class A	4,523,492
1,098,142	Interpublic Group of Cos., Inc. (The)(a)	11,014,364
16,200	John Wiley & Sons, Inc., Class A	661,932
213,970	Omnicom Group, Inc.	8,447,536
426,161	Select Comfort Corp.(a)(b)	2,889,372
248,388	Universal Technical Institute, Inc.	4,855,985
399,983	Viacom, Inc., Class B	14,475,385

		70,454,608

	Energy (4.3%)
440,518	EXCO Resources, Inc.	6,550,503
270,926	Forest Oil Corp.(a)	8,046,502

		14,597,005

	Financial Services (31.5%)
125,078	Alliance Data Systems Corp.(a)(b)	8,162,590
400,997	Annaly Capital Management, Inc., REIT	7,057,547
423,892	Aspen Insurance Holdings, Ltd.	12,835,450
158,528	Assurant, Inc.	6,452,090
276,903	Assured Guaranty, Ltd.(b)	4,737,810
338,085	Endurance Specialty Holdings, Ltd.	13,455,783
365,167	Fair Isaac Corp.	9,005,018
236,552	Fidelity National Information Services, Inc.	6,417,656
578,650	Leucadia National Corp.(a)	13,667,713
547,678	Marshall & Ilsley Corp.	3,855,653
401,520	MI Developments, Inc., Class A	4,404,674
173,686	StanCorp Financial Group, Inc.	6,600,068
369,684	Willis Group Holdings PLC	11,393,661

		108,045,713

	Health Care (13.7%)
277,413	Covidien PLC	11,149,229
179,557	Genzyme Corp.(a)	12,710,840
643,996	King Pharmaceuticals, Inc.(a)	6,414,200
184,642	WellPoint, Inc.(a)	10,458,123
120,522	Zimmer Holdings, Inc.(a)	6,306,916

		47,039,308

	Producer Durables (8.3%)
179,095	General Dynamics Corp.	11,248,957
237,019	Lexmark International, Inc., Class A(a)	10,575,788
632,867	Xerox Corp.	6,550,173

		28,374,918

	Technology (15.5%)
747,549	CA, Inc.	15,788,235
129,948	Computer Sciences Corp.	5,977,608

Shares		Fair Value
COMMON STOCKS — (continued)
	Technology — (continued)
214,075	DST Systems, Inc.	$9,599,123
620,496	EarthLink, Inc.	5,640,309
23,775	MicroStrategy, Inc., Class A(a)	2,059,153
298,300	SAIC, Inc.(a)	4,766,834
368,503	Synopsys, Inc.(a)	9,127,819

		52,959,081

	Utilities (2.1%)
301,198	Allegheny Energy, Inc.	7,385,375

	Total Common Stocks (Cost $296,553,334)	328,856,008

EXCHANGE TRADED FUND (3.0%)
255,600	iShares Russell MidCap Value Index Fund	10,318,572

	Total Exchange Traded Fund (Cost $10,254,210)	10,318,572

INVESTMENT COMPANY (2.3%)
8,012,101	Federated Treasury Obligations Fund, Institutional Shares	8,012,101

	Total Investment Company (Cost $8,012,101)	8,012,101

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (2.6%)
$8,428,311	BNY Institutional Cash Reserve, Series A	8,428,311
1,242,467	BNY Institutional Cash Reserve, Series B	271,790

	Total Securities Held as Collateral for Securities on Loan (Cost $9,670,778)	8,700,101

Total Investments — 103.9% (Cost $324,490,423)		355,886,782
Net Other Assets (Liabilities) — (3.9)%		(13,314,558)

NET ASSETS — 100.0%		$342,572,224

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2010.

REIT — Real Estate Investment Trust

See accompanying notes to the financial statements.

Sterling Capital Small Cap Value Fund

   Schedule of Portfolio Investments

   September 30, 2010

Shares		Fair Value
COMMON STOCKS (97.4%)
	Consumer Discretionary (13.2%)
111,258	Cambium Learning Group, Inc.(a)	$356,026
70,500	Chico’s FAS, Inc.	741,660
69,000	Entercom Communications Corp., Class A(a)	542,340
280,461	Exide Technologies(a)	1,343,408
38,600	Group 1 Automotive, Inc.(a)(b)	1,153,368
73,718	Interpublic Group of Cos., Inc. (The)(a)	739,391
39,191	Meredith Corp.	1,305,452
79,319	Regis Corp.	1,517,372
33,517	Signet Jewelers, Ltd.(a)	1,063,830

		8,762,847

	Energy (4.9%)
128,600	Cal Dive International, Inc.(a)	703,442
50,366	Holly Corp.	1,448,023
99,685	Resolute Energy Corp.(a)(b)	1,102,516

		3,253,981

	Financial Services (28.8%)
73,800	AMERISAFE, Inc.(a)	1,385,964
33,152	Aspen Insurance Holdings, Ltd.	1,003,843
61,542	Assured Guaranty, Ltd.	1,052,984
32,410	Avatar Holdings, Inc.(a)	618,383
127,300	Bank Mutual Corp.	660,687
61,570	Brookline Bancorp, Inc.	614,469
11,624	EastGroup Properties, Inc., REIT	434,505
46,181	Endurance Specialty Holdings, Ltd.	1,838,004
72,300	Fair Isaac Corp.	1,782,918
111,900	First American Financial Corp.	1,671,786
8,313	First Citizens BancShares, Inc., Class A	1,540,149
40,463	Horace Mann Educators Corp.	719,432
60,517	Investment Technology Group, Inc.(a)	860,552
80,096	Marshall & Ilsley Corp.	563,876
36,752	MI Developments, Inc., Class A	403,169
40,014	Parkway Properties, Inc., REIT	592,207
12,600	Regency Centers Corp., REIT	497,322
38,623	StanCorp Financial Group, Inc.	1,467,674
63,470	Washington Federal, Inc.	968,552
57,700	Westfield Financial, Inc.	450,060

		19,126,536

	Health Care (4.0%)
48,519	Coventry Health Care, Inc.(a)	1,044,614
71,402	Martek Biosciences Corp.(a)	1,615,827

		2,660,441

	Materials & Processing (6.6%)
36,639	Cabot Microelectronics Corp.(a)	1,179,043
57,757	Mueller Industries, Inc.	1,529,983
54,036	Sensient Technologies Corp.	1,647,558

		4,356,584

	Producer Durables (20.8%)
66,690	Colfax Corp.(a)	991,680
106,336	Covanta Holding Corp.	1,674,792
226,800	EnergySolutions, Inc.	1,140,804
26,100	FTI Consulting, Inc.(a)	905,409
49,600	Granite Construction, Inc.(b)	1,127,904
71,300	Harsco Corp.	1,752,554
34,592	Knoll, Inc.	536,522

Shares		Fair Value
COMMON STOCKS — (continued)
	Producer Durables — (continued)
58,056	PHH Corp.(a)	$1,222,659
37,260	SYKES Enterprises, Inc.(a)	505,991
112,300	TeleTech Holdings, Inc.(a)	1,666,532
144,318	UTi Worldwide, Inc.	2,320,633

		13,845,480

	Technology (19.1%)
380,954	Axcelis Technologies, Inc.(a)	735,241
43,114	Black Box Corp.	1,382,235
249,843	Compuware Corp.(a)	2,131,161
26,023	DST Systems, Inc.	1,166,871
198,371	EarthLink, Inc.	1,803,192
22,718	MicroStrategy, Inc., Class A(a)	1,967,606
158,423	National Semiconductor Corp	2,023,062
151,917	Orbotech, Ltd.(a)	1,516,132

		12,725,500

	Total Common Stocks (Cost $60,404,455)	64,731,369

RIGHTS (0.0%)
79,600	Voyager Learning Co., Contingent Rights(c)	0

	Total Rights (Cost $0)	0

INVESTMENT COMPANY (1.3%)
872,644	Federated Treasury Obligations Fund, Institutional Shares	872,644

	Total Investment Company (Cost $872,644)	872,644

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (1.1%)
$643,033	BNY Institutional Cash Reserve, Series A	643,033
260,457	BNY Institutional Cash Reserve, Series B	56,975

	Total Securities Held as Collateral for Securities on Loan (Cost $903,490)	700,008

Total Investments — 99.8% (Cost $62,180,589)		66,304,021
Net Other Assets (Liabilities) — 0.2%		146,834

NET ASSETS — 100.0%		$66,450,855

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2010.
(c)	Security was fair valued under methods approved by the Board of Trustees.

REIT — Real Estate Investment Trust

See accompanying notes to the financial statements.

BB&T International Equity Fund

   Schedule of Portfolio Investments

   September 30, 2010

Shares		Fair Value
COMMON STOCKS (93.0%)
	Australia (1.6%)
99,821	Asciano Group(a)	$159,195
206,206	MAp Group	581,979
13,927	Newcrest Mining, Ltd.(b)	534,002

		1,275,176

	Austria (1.0%)
20,475	Erste Group Bank AG	819,793

	Belgium (0.1%)
2,636	KBC Groep NV(a)	118,245

	Brazil (2.2%)
35,839	All America Latina Logistica SA	365,592
4,682	Amil Participacoes SA	45,021
14,687	BRF - Brasil Foods SA	222,996
25,875	Diagnosticos da America SA	306,922
42,730	Hypermarcas SA(a)	655,597
4,414	Souza Cruz SA	222,996

		1,819,124

	Canada (4.6%)
2,086	Agnico-Eagle Mines, Ltd.	148,305
29,666	Barrick Gold Corp.	1,370,997
1,201	Canadian Pacific Railway, Ltd.	73,374
195	First Quantum Minerals, Ltd.	14,830
12,063	Goldcorp, Inc.	524,070
3,194	IAMGOLD Corp.	56,560
14,196	Ivanhoe Mines, Ltd.(a)	333,066
7,089	Kinross Gold Corp.	132,975
729	Potash Corp. of Saskatchewan, Inc.	104,500
20,090	Silver Wheaton Corp.(a)	535,004
7,754	Suncor Energy, Inc.(b)	252,463
3,236	Teck Resources, Ltd., Class B	133,101

		3,679,245

	China (7.1%)
16,000	Anhui Conch Cement Co., Ltd., H Shares	72,691
3,137	Baidu, Inc., ADR(a)	321,919
327,000	China Construction Bank Corp., H Shares	286,589
99,000	China Mengniu Dairy Co., Ltd.	306,231
137,564	China Merchants Holdings International Co., Ltd.	499,985
16,000	China National Building Material Co., Ltd., H Shares	37,490
280,000	China Overseas Land & Investment, Ltd.	592,562
224,000	China Resources Enterprise, Ltd.	1,014,790
136,000	China Yurun Food Group, Ltd.	504,817
3,099	Ctrip.Com International, Ltd., ADR(a)	147,977
96,000	Golden Eagle Retail Group, Ltd.	272,205
425,886	GOME Electrical Appliances Holdings, Ltd.(a)	128,443
33,000	Hengan International Group Co., Ltd.	328,986
42,000	Lianhua Supermarket Holdings, Ltd., H Shares	169,703
64,000	Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	182,295
78,800	Sinopharm Group, Co., H Shares	325,504
164,000	Tingyi Cayman Islands Holding Corp.(b)	452,335
38,000	Wumart Stores, Inc.	90,900

		5,735,422

	Czech Republic (1.2%)
4,547	Komercni Banka AS	991,790

Shares		Fair Value
COMMON STOCKS — (continued)
	Denmark (1.5%)
14	A. P. Moller - Maersk AS, Class B	$117,034
4,484	Carlsberg AS, Class B	467,528
6,030	Novo Nordisk AS, Class B	598,389

		1,182,951

	Finland (1.1%)
6,170	Fortum OYJ	161,412
2,252	Kesko OYJ, Class B	105,671
30,031	Stora Enso OYJ, Class R	296,814
19,720	UPM-Kymmene OYJ	337,923

		901,820

	France (6.5%)
2,667	Aeroports de Paris	217,566
6,650	BNP Paribas(b)	472,954
5,236	Carrefour SA(b)	281,344
1,760	CFAO SA	70,060
4,675	Cie Generale d’Optique Essilor International SA(b)	321,656
15,475	Danone SA(b)	925,601
6,379	European Aeronautic Defence & Space Co. NV(a)	159,097
5,501	Eutelsat Communications	209,979
861	IIiad SA(b)	89,710
12,827	L’Occitane International SA(a)	35,709
5,314	LVMH Moet Hennessy Louis Vuitton SA(b)	779,489
3,098	PPR(b)	501,523
1,524	Schneider Electric SA(b)	193,237
8,604	SES SA	206,848
6,233	Societe Generale	359,005
2,564	Sodexo	166,380
1,635	Technip SA(b)	131,484
4,886	Veolia Environnement	128,688

		5,250,330

	Germany (6.6%)
1,612	Bayer AG	112,405
3,901	Bayerische Motoren Werke AG	273,560
570	Beiersdorf AG	34,781
2,010	Bilfinger Berger AG	138,541
1,888	Continental AG(a)	146,733
13,518	Daimler AG(a)	856,185
2,887	Deutsche Boerse AG	192,633
21,065	Fraport AG Frankfurt Airport Services Worldwide	1,281,061
8,288	Fresenius SE	663,456
2,583	HeidelbergCement AG	124,477
456	Henkel AG & Co. KGaA	20,648
3,079	Henkel AG & Co. KGaA, Preference Shares	165,380
7,009	MAN SE	764,021
1,694	Metro AG	110,271
1,689	Siemens AG	178,285
2,173	Volkswagen AG, Preference Shares	262,257

		5,324,694

	Greece (0.5%)
14,693	Coca-Cola Hellenic Bottling Co. SA	387,786

	Hong Kong (3.3%)
286,000	Belle International Holdings, Ltd.	574,296
240,000	Hang Lung Properties, Ltd.	1,172,339
124,000	Li & Fung, Ltd.	697,603

Continued

BB&T International Equity Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

Shares		Fair Value
COMMON STOCKS — (continued)
	Hong Kong — (continued)
117,200	Sands China, Ltd.(a)	$211,475

		2,655,713

	India (5.9%)
44,117	Adani Enterprises, Ltd.	650,734
2,280	Asian Paints, Ltd.	135,131
16,820	Axis Bank, Ltd.	575,178
100,468	Dabur India, Ltd.	241,472
8,036	HDFC Bank, Ltd.	445,186
13,593	Housing Development Finance Corp.	221,796
78,331	ITC, Ltd.	310,814
21,763	Larsen & Toubro, Ltd.	994,385
84,990	Mundra Port and Special Economic Zone, Ltd.	317,093
10,860	Reliance Capital, Ltd.	188,609
7,396	State Bank of India, Ltd.	533,356
4,579	United Spirits, Ltd.	160,329

		4,774,083

	Indonesia (0.1%)
35,000	Bank Rakyat Indonesia	39,216
43,500	Indofood CBP Sukses Makmur Tbk PT(a)(c)	26,295
125,000	Perusahaan Gas Negara PT	53,922

		119,433

	Ireland (0.3%)
34,881	Dragon Oil PLC(a)	241,232
2,178	Ryanair Holdings PLC	11,624

		252,856

	Israel (0.4%)
6,831	Teva Pharmaceutical Industries, Ltd., ADR	360,335

	Italy (0.3%)
6,764	Buzzi Unicem SpA(b)	71,463
3,505	Saipem SpA	140,383

		211,846

	Japan (8.2%)
3,200	Aisin Seiki Co., Ltd.	99,818
19,000	Asahi Glass Co., Ltd.	193,687
8,686	Canon, Inc.	405,270
3,900	Chiba Bank, Ltd. (The)	22,752
4,100	Daikin Industries, Ltd.	154,217
3,831	Denso Corp.	113,581
3,125	Fanuc, Ltd.	397,925
7,000	Fukuoka Financial Group, Inc.	28,007
23,706	Honda Motor Co., Ltd.(b)	841,410
47,000	Isuzu Motors, Ltd.	181,289
28,700	Itochu Corp.	262,659
15,600	Komatsu, Ltd.	362,156
15,900	Mitsubishi Corp.	377,311
20,000	Mitsubishi Electric Corp.	172,017
2,000	Mitsubishi UFJ Lease & Finance Co., Ltd.	70,316
5,800	Nidec Corp.	515,525
37,200	Nissan Motor Co., Ltd.	324,854
67	NTT DoCoMo, Inc.(b)	111,560
5,000	Ricoh Co., Ltd.	70,496
13,300	Shiseido Co., Ltd.(b)	298,565
1,350	SMC Corp.	178,049
10,000	Softbank Corp.(b)	327,144
12,800	Suzuki Motor Corp.	269,248
7,454	Toyota Motor Corp.	267,694

Shares		Fair Value
COMMON STOCKS — (continued)
	Japan — (continued)
14,760	Unicharm Corp.(b)	$594,078

		6,639,628

	Korea (South) (0.8%)
2,330	Hankook Tire Co., Ltd.	67,330
4,124	Hyundai Motor Co.	553,363

		620,693

	Mexico (1.0%)
11,238	Fomento Economico Mexicano SAB de CV, ADR	570,104
9,733	Grupo Comercial Chedraui SA de CV(a)	27,998
53,586	Grupo Financiero Banorte SAB de CV, Series O	203,260

		801,362

	Netherlands (3.9%)
1,331	ASML Holding NV	39,755
4,133	Heineken NV	214,330
49,810	ING Groep NV, CVA(a)	516,746
19,531	Koninklijke KPN NV	302,068
6,287	Koninklijke Philips Electronics NV	197,599
13,087	TNT NV	351,644
51,944	Unilever NV, CVA	1,552,570

		3,174,712

	Norway (0.5%)
10,479	DnB NOR ASA	142,633
276,590	Marine Harvest ASA	241,028

		383,661

	Portugal (0.2%)
4,621	Galp Energia SGPS SA - Class B	79,753
4,147	Jeronimo Martins SGPS SA	55,460

		135,213

	Russia (4.9%)
1,817,099	Enel OGK-5 OJSC(a)	157,179
2,350	Gazprom Neft JSC, ADR	45,120
1,882,015	IDGC Holding JSC(a)	287,948
21,783	Magnit OAO, OJSC, GDR	548,932
9,021	Mechel OAO, ADR	224,623
1,027	NovaTek OAO, GDR	88,219
6,325	Novorossiysk Commercial Sea Port PJSC	59,961
312,944	OGK-4 OJSC(a)	27,226
6,900	Pharmstandard, GDR(a)	154,215
46,180	Rosneft Oil Co., GDR(a)	308,021
418,199	Sberbank of Russia	1,173,048
6,015	TNK-BP Holding	13,233
32,531	TNK-BP Holding, Preference Shares	62,460
62,257	VTB Bank OJSC	358,289
12,253	X5 Retail Group NV, GDR(a)	490,120

		3,998,594

	Singapore (1.1%)
281,000	CapitaLand, Ltd.	867,508

	South Africa (2.9%)
5,392	Aquarius Platinum, Ltd.	29,341
34,048	Aspen Pharmacare Holdings, Ltd.(a)	459,167
7,716	Massmart Holdings, Ltd.	163,613
59,310	Shoprite Holdings, Ltd.	841,968
37,017	Standard Bank Group, Ltd.	589,489

Continued

BB&T International Equity Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

Shares		Fair Value
COMMON STOCKS — (continued)
	South Africa — (continued)
10,531	Tiger Brands, Ltd.	$286,457

		2,370,035

	Spain (0.1%)
4,073	Amadeus IT Holding SA, Class A(a)	74,931

	Sweden (1.5%)
18,668	Atlas Copco AB, Class A	360,324
3,976	Elekta AB, Class B(b)	143,931
11,376	Hennes & Mauritz AB, Class B	411,979
1,792	Swedish Match AB	47,802
18,570	Volvo AB, Class B	272,750

		1,236,786

	Switzerland (4.9%)
18,958	ABB, Ltd.(a)	399,552
6,352	Credit Suisse Group AG	271,494
4,217	Dufry Group(a)	402,968
371	Flughafen Zuerich AG	134,786
18,705	Nestle SA	996,496
5,223	Nobel Biocare Holding AG	93,814
9,007	Novartis AG	516,506
653	Swatch Group AG (The)	245,677
4,727	Swiss Reinsurance Co., Ltd.	207,283
875	Syngenta AG	217,448
30,043	UBS AG(a)	509,965

		3,995,989

	Taiwan (1.8%)
1,314	Hon Hai Precision Industry Co., Ltd.	4,942
62,350	HTC Corp.	1,414,982

		1,419,924

	Ukraine (0.2%)
933,947	Raiffeisen Bank Aval(a)	51,545
1,101,903	Ukrsotsbank JSCB(a)	70,010

		121,555

	United Kingdom (16.7%)
9,066	Anglo American PLC	359,675
92,005	ARM Holdings PLC	566,847
143,312	Barclays PLC	674,483
22,747	BG Group PLC	399,675
27,242	BHP Billiton PLC	866,584
3,203	Burberry Group PLC	52,328
25,112	Cairn Energy PLC(a)	178,937
50,335	Compass Group PLC	419,471
17,736	Diageo PLC	305,361
24,832	GlaxoSmithKline PLC	489,361
37,604	HSBC Holdings PLC	381,014
25,167	Imperial Tobacco Group PLC	749,973
915,771	Lloyds Banking Group PLC(a)	1,066,275
2,916	Lonmin PLC(a)	76,452
7,007	Petropavlovsk PLC	122,180
14,908	Reckitt Benckiser Group PLC	819,895
27,434	Rio Tinto PLC	1,603,599
46,522	Rolls-Royce Group PLC(a)	441,045
325,701	Royal Bank of Scotland Group PLC(a)	241,546
18,823	Royal Dutch Shell PLC, Class A	566,541
12,182	SABMiller PLC	389,526
1,945	Shire PLC	43,814
34,332	Tesco PLC	228,671

Shares		Fair Value
COMMON STOCKS — (continued)
	United Kingdom — (continued)
325,531	Vodafone Group PLC	$803,370
30,444	WM Morrison Supermarkets PLC	141,416
31,563	WPP PLC	349,306
61,602	Xstrata PLC	1,178,661

		13,516,006

	Total Common Stocks (Cost $63,922,523)	75,217,239

EXCHANGE TRADED FUND (3.0%)
	United States (3.0%)
43,358	Market Vectors Gold Miners	2,425,013

	Total Exchange Traded Fund (Cost $2,043,527)	2,425,013

INVESTMENT COMPANY (2.2%)
	United States (2.2%)
1,731,897	Federated Treasury Obligations Fund, Institutional Shares	1,731,897

	Total Investment Company (Cost $1,731,897)	1,731,897

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (7.4%)
$6,003,000	BNY Institutional Cash Reserve, Series A	6,003,000
19,738	BNY Institutional Cash Reserve, Series B	4,317

	Total Securities Held as Collateral for Securities on Loan (Cost $6,022,738)	6,007,317

Total Investments — 105.6% (Cost $73,720,685)		85,381,466
Net Other Assets (Liabilities) — (5.6)%		(4,527,964)

NET ASSETS — 100.0%		$80,853,502

(a)	Represents non-income producing security.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2010.
(c)	Security was fair valued under methods approved by the Board of Trustees.

ADR — American Depository Receipt

CPO — Certificate of Participation Ordinary

CVA — Share Certificate

GDR — Global Depository Receipt

JSCB — Joint Stock Commercial Bank

OJSC — Open Joint Stock Company

PJSC — Public Joint Stock Company

Continued

BB&T International Equity Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

Sector (unaudited)	Percentage of net assets
Consumer Discretionary	12.5%
Consumer Staples	20.8%
Energy	3.1%
Exchange Traded Fund	3.0%
Financials	17.9%
Health Care	5.9%
Industrials	14.3%
Information Technology	3.6%
Materials	11.9%
Telecommunication Services	2.0%
Utilities	1.0%
Cash Equivalents	9.6%

105.6%

Forward Foreign Currency Exchange Contracts	Counterparty	Delivery Date	Contract Amount in Local Currency	Contract Amount in U.S. Dollars	Fair Value	Unrealized Appreciation/ (Depreciation)
Short
Czech Koruna vs. U.S. Dollar	Credit Suisse International	12/16/2010	(4,881,003)	$(232,628)	$(270,948)	$(38,320)
Euro vs. U.S. Dollar	Credit Suisse International	12/15/2010	(1,196,806)	(1,562,258)	(1,633,034)	(70,776)
Euro vs. U.S. Dollar	Credit Suisse International	12/16/2010	(746,699)	(899,724)	(1,018,862)	(119,138)
Euro vs. U.S. Dollar	Credit Suisse International	12/16/2010	(655,170)	(783,669)	(893,969)	(110,300)
Euro vs. U.S. Dollar	JPMorgan Chase Bank N.A.	12/16/2010	(202,026)	(241,284)	(275,661)	(34,377)
Japanese Yen vs. U.S. Dollar	Deutche Bank AG	12/15/2010	(60,938,634)	(714,943)	(730,004)	(15,061)

Total Short Contracts				$(4,434,506)	$(4,822,478)	$(387,972)

Long
Czech Koruna vs. U.S. Dollar	Credit Suisse International	12/16/2010	4,881,003	$252,979	$270,948	$17,969
Euro vs. U.S. Dollar	Credit Suisse International	12/15/2010	595,592	812,570	812,682	112
Euro vs. U.S. Dollar	Credit Suisse International	12/15/2010	601,214	815,508	820,352	4,844
Euro vs. U.S. Dollar	Credit Suisse International	12/16/2010	329,974	400,381	450,244	49,863
Euro vs. U.S. Dollar	Credit Suisse International	12/16/2010	605,824	754,595	826,637	72,042
Euro vs. U.S. Dollar	Credit Suisse International	12/16/2010	466,071	582,803	635,946	53,143
Euro vs. U.S. Dollar	JPMorgan Chase Bank N.A.	12/16/2010	202,026	262,359	275,665	13,306
Japanese Yen vs. U.S. Dollar	Deutche Bank AG	12/15/2010	60,938,634	722,005	730,005	8,000
Japanese Yen vs. U.S. Dollar	JPMorgan Chase Bank N.A.	12/15/2010	67,139,472	804,721	804,721	—
Japanese Yen vs. U.S. Dollar	JPMorgan Chase Bank N.A.	12/15/2010	67,549,048	806,429	809,854	3,425

Total Long Contracts				$6,214,350	$6,437,054	$222,704

See accompanying notes to the financial statements.

BB&T Special Opportunities Equity Fund

   Schedule of Portfolio Investments

   September 30, 2010

Shares		Fair Value
COMMON STOCKS (90.7%)
	Consumer Discretionary (7.6%)
1,267,000	Comcast Corp., Class A	$22,907,360
415,000	Yum! Brands, Inc.(a)	19,114,900

		42,022,260

	Consumer Staples (6.8%)
2,163,590	Dole Food Co., Inc.(b)(c)	19,796,849
269,000	Energizer Holdings, Inc.(b)(c)	18,084,870

		37,881,719

	Energy (10.7%)
231,000	Apache Corp.	22,582,560
496,000	Halliburton Co.(a)	16,402,720
1,193,000	Weatherford International, Ltd.(c)	20,400,300

		59,385,580

	Financials (1.6%)
25,000	Markel Corp.(b)(c)	8,614,750

	Health Care (26.9%)
413,000	Baxter International, Inc.	19,704,230
270,000	Becton Dickinson & Co.(b)	20,007,000
678,000	Bristol-Myers Squibb Co.(a)(b)	18,380,580
659,000	Gilead Sciences, Inc.(c)	23,466,990
285,000	McKesson Corp.	17,607,300
357,500	MedCath Corp.(c)	3,600,025
419,000	Teva Pharmaceutical Industries, Ltd., ADR	22,102,250
680,000	UnitedHealth Group, Inc.	23,874,800

		148,743,175

	Industrials (3.0%)
233,000	L-3 Communications Holdings, Inc.	16,838,910

	Information Technology (32.9%)
1,920,000	Activision Blizzard, Inc.(b)	20,774,400
797,000	Adobe Systems, Inc.(c)	20,841,550
374,000	Akamai Technologies, Inc.(a)(b)(c)	18,767,320
962,000	Cisco Systems, Inc.(c)	21,067,800
1,430,000	Dell, Inc.(c)	18,532,800
882,000	eBay, Inc.(a)(b)(c)	21,520,800
450,000	Harris Corp.	19,930,500
525,000	Intuit, Inc.(a)(c)	23,000,250
1,147,000	Symantec Corp.(c)	17,399,990

		181,835,410

Shares		Fair Value
COMMON STOCKS — (continued)
	Utilities (1.2%)
120,000	NextEra Energy, Inc.	$6,526,800

	Total Common Stocks (Cost $443,045,855)	501,848,604

INVESTMENT COMPANY (9.5%)
52,628,650	Federated Treasury Obligations Fund, Institutional Shares	52,628,650

	Total Investment Company (Cost $52,628,650)	52,628,650

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (1.1%)
$6,097,905	BNY Institutional Cash Reserve, Series A	6,097,905
775,344	BNY Institutional Cash Reserve, Series B	169,606

	Total Securities Held as Collateral for Securities on Loan (Cost $6,873,249)	6,267,511

Total Investments — 101.3% (Cost $502,547,754)		560,744,765
Net Other Assets (Liabilities) — (1.3)%		(7,420,456)

NET ASSETS — 100.0%		$553,324,309

(a)	Security held as collateral for written call option.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2010.
(c)	Represents non-income producing security.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

BB&T Equity Income Fund

   Schedule of Portfolio Investments

   September 30, 2010

Shares		Fair Value
COMMON STOCKS (91.2%)
	Consumer Discretionary (12.4%)
258,200	Family Dollar Stores, Inc.(a)	$11,402,112
258,000	McDonald’s Corp.(a)	19,223,580
310,000	Omnicom Group, Inc.(b)	12,238,800
932,000	Pearson PLC, ADR	14,464,640

		57,329,132

	Consumer Staples (21.1%)
615,000	Archer-Daniels-Midland Co.(a)	19,630,800
195,000	Diageo PLC, ADR	13,456,950
247,000	Kimberly-Clark Corp.(b)	16,067,350
333,000	Kraft Foods, Inc., Class A	10,276,380
267,000	PepsiCo, Inc.	17,739,480
366,000	Philip Morris International, Inc.(a)	20,503,320

		97,674,280

	Energy (17.9%)
198,000	Chevron Corp.	16,047,900
316,000	ConocoPhillips	18,147,880
346,235	Kinder Morgan Management LLC(b)(c)	20,860,659
655,500	Natural Resource Partners LP(b)	17,554,290
326,800	Teekay LNG Partners LP(b)	10,385,704

		82,996,433

	Financials (3.4%)
1,271,000	Hudson City Bancorp, Inc.(b)	15,582,460

	Health Care (11.0%)
329,000	Abbott Laboratories	17,186,960
321,000	Novartis AG, ADR(b)	18,512,070
895,000	Pfizer, Inc.	15,367,150

		51,066,180

	Industrials (8.6%)
180,000	Illinois Tool Works, Inc.	8,463,600
228,000	Lockheed Martin Corp.	16,251,840
418,000	Waste Management, Inc.(b)	14,939,320

		39,654,760

	Information Technology (12.9%)
778,000	Intel Corp.	14,960,940
410,000	Paychex, Inc.(b)	11,270,900
1,507,000	Taiwan Semiconductor Manufacturing Co., Ltd., ADR(a)(b)	15,280,980

Shares		Fair Value
COMMON STOCKS — (continued)
	Information Technology — (continued)
680,000	Texas Instruments, Inc.(b)	$18,455,200

		59,968,020

	Telecommunication Services (3.9%)
557,000	Verizon Communications, Inc.	18,152,630

	Total Common Stocks (Cost $362,865,373)	422,423,895

INVESTMENT COMPANY (8.2%)
38,257,907	Federated Treasury Obligations Fund, Institutional Shares	38,257,907

	Total Investment Company (Cost $38,257,907)	38,257,907

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (6.2%)
$28,648,010	BNY Institutional Cash Reserve, Series A	28,648,010
502,758	BNY Institutional Cash Reserve, Series B	109,978

	Total Securities Held as Collateral for Securities on Loan (Cost $29,150,768)	28,757,988

Total Investments — 105.6% (Cost $430,274,048)		489,439,790
Net Other Assets (Liabilities) — (5.6)%		(26,068,122)

NET ASSETS — 100.0%		$463,371,668

(a)	Security held as collateral for written call option.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2010.
(c)	Represents non-income producing security.

ADR — American Depository Receipt

See accompanying notes to the financial statements.

BB&T Short U.S. Government Fund

   Schedule of Portfolio Investments

   September 30, 2010

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS (9.8%)
	Fannie Mae(a) (2.2%)
$ 947,116	4.500%, 9/25/16, Series 2003-81, Class NY	$971,871
191,353	5.000%, 2/25/18, Series 2004-101, Class B	192,956
146,757	4.500%, 2/25/27, Series 2003-58, Class AP	147,387
167,705	5.500%, 3/25/28, Series 2003-8, Class OD	167,983

		1,480,197

	Freddie Mac(a) (2.3%)
1,022,506	5.500%, 7/15/17, Series 2636, Class B	1,081,398
26,869	5.000%, 2/15/19, Series 3046, Class YA	26,910
51,972	4.000%, 5/15/26, Series 2750, Class KP	52,175
285,796	4.500%, 5/15/27, Series 2682, Class XJ	290,034
108,344	5.500%, 6/15/27, Series 3255, Class QA	108,585

		1,559,102

	Ginnie Mae (5.3%)
817,536	6.000%, 5/20/23, Series 2004-5, Class VB	843,477
216,840	4.500%, 4/16/28, Series 2003-97, Class NC	217,739
1,866,714	2.500%, 10/20/32, Series 2010-34, Class AD	1,918,100
577,651	4.500%, 8/20/35, Series 2005-58, Class NJ	597,920

		3,577,236

	Total Collateralized Mortgage Obligations (Cost $6,628,262)	6,616,535

CORPORATE BONDS (10.4%)
	Financials (10.4%)
1,000,000	Bank of America Corp., 5.125%, 11/15/14	1,078,258
1,000,000	Goldman Sachs Group, Inc. (The), 5.250%, 10/15/13	1,086,892
1,500,000	JPMorgan Chase & Co., 5.125%, 9/15/14	1,644,653
1,500,000	Morgan Stanley, 5.300%, 3/1/13	1,615,397
1,500,000	Wells Fargo & Co., 4.375%, 1/31/13	1,600,821

	Total Corporate Bonds (Cost $6,748,296)	7,026,021

FDIC GUARANTEED SECURITIES (6.1%)
	Financials (6.1%)
1,000,000	American Express Bank FSB, GMTN, 3.150%, 12/9/11	1,031,053
1,000,000	General Electric Capital Corp., MTN, 2.200%, 6/8/12	1,028,038
1,000,000	JPMorgan Chase & Co., 2.200%, 6/15/12	1,028,316
1,000,000	Santander Holdings (USA), Inc., 2.500%, 6/15/12	1,033,370

	Total FDIC Guaranteed Securities (Cost $4,031,840)	4,120,777

MORTGAGE-BACKED SECURITIES (1.7%)
	Fannie Mae(a) (1.2%)
112,403	6.500%, 8/1/13, Pool #251901	121,639
144,345	6.000%, 3/1/16, Pool #253702	155,903
140,211	6.000%, 4/1/16, Pool #535846	151,438
254,573	6.500%, 4/1/16, Pool #253706	275,809
112,690	6.000%, 8/1/16, Pool #545125	121,925

		826,714

	Freddie Mac(a) (0.5%)
50,440	6.500%, 5/1/13, Pool #E00548	52,894

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Freddie Mac(a) — (continued)
$ 241,148	6.000%, 9/1/16, Pool #E01049	$259,483

		312,377

	Total Mortgage-Backed Securities (Cost $1,057,896)	1,139,091

MUNICIPAL BONDS (6.2%)
	California (1.6%)
1,000,000	Northern California Transmission Agency, California-Oregon Transmission Project Refunding Revenue, Series B, 5.370%, 5/1/15	1,111,550

	Illinois (1.5%)
1,000,000	Illinois State, Build America Bonds, Transit Improvements, G.O., 4.200%, 7/1/14	1,015,220

	North Carolina (1.5%)
1,000,000	Brunswick County, NC, Enterprise System Water Utility Improvements Revenue, Build America Bonds, Recovery Zone Economic Development Project, 3.300%, 4/1/15	1,019,740

	Virginia (1.6%)
310,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty State Aid Withholding), 4.000%, 3/1/13	332,181
215,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty State Aid Withholding), 4.200%, 3/1/14	234,111
430,000	Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty State Aid Withholding), 4.550%, 3/1/15	479,820

		1,046,112

	Total Municipal Bonds (Cost $3,987,282)	4,192,622

U.S. GOVERNMENT AGENCIES (53.7%)
	Fannie Mae(a) (19.6%)
1,000,000	6.250%, 2/1/11	1,018,265
1,500,000	1.350%, 4/26/12	1,501,075
2,500,000	1.800%, 2/8/13	2,525,720
1,000,000	1.000%, 2/11/13, STEP	1,001,591
2,500,000	4.625%, 5/1/13	2,707,883
3,000,000	1.500%, 9/23/14	3,004,752
1,500,000	2.000%, 8/18/15	1,505,515

		13,264,801

	Federal Farm Credit Bank (12.5%)
1,000,000	1.050%, 12/23/11	1,001,719
2,750,000	4.250%, 7/8/13	3,008,561
1,000,000	2.750%, 5/6/14	1,014,996
3,000,000	4.875%, 1/17/17	3,485,886

		8,511,162

	Federal Home Loan Bank (3.0%)
2,000,000	1.000%, 3/15/13, Series 2, STEP	2,004,044

	Freddie Mac(a) (12.6%)
2,000,000	1.200%, 6/15/12	2,010,204
2,000,000	2.000%, 11/5/12, Series 1	2,002,716
2,500,000	1.875%, 5/10/13	2,503,855

Continued 56

BB&T Short U.S. Government Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

Principal Amount		Fair Value
U.S. GOVERNMENT AGENCIES — (continued)
	Freddie Mac(a) — (continued)
$2,000,000	3.250%, 3/18/14	$2,024,444

		8,541,219

	Private Export Funding Corp. (6.0%)
2,500,000	3.550%, 4/15/13	2,673,763
1,000,000	4.950%, 11/15/15	1,158,163
225,000	5.450%, 9/15/17	270,636

		4,102,562

	Total U.S. Government Agencies (Cost $35,664,481)	36,423,788

U.S. TREASURY BILLS* (5.5%)
2,000,000	0.115%, 10/28/10	1,999,827
1,750,000	0.125%, 11/4/10	1,749,794

	Total U.S. Treasury Bills (Cost $3,749,621)	3,749,621

U.S. TREASURY NOTES (5.5%)
500,000	4.250%, 10/15/10	500,761
2,000,000	1.375%, 5/15/12	2,032,422
1,150,000	4.125%, 8/31/12	1,231,713

	Total U.S. Treasury Notes (Cost $3,660,734)	3,764,896

Shares
INVESTMENT COMPANY (0.7%)
499,752	Federated Treasury Obligations Fund, Institutional Shares	499,752

	Total Investment Company (Cost $499,752)	499,752

Principal Amount		Fair Value
SHORT TERM INVESTMENTS (0.0%)
$102,608	BNY Institutional Cash Reserve, Series B	$22,446

	Total Short Term Investments (Cost $102,608)	22,446

Total Investments — 99.6% (Cost $66,130,772)		67,555,549
Net Other Assets (Liabilities) — 0.4%		280,634

NET ASSETS — 100.0%		$67,836,183

*	Rate disclosed represents the annualized yield from date of purchase.
(a)	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.

FDIC — Federal Deposit Insurance Corp.

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

STEP — Step Coupon Bond

See accompanying notes to the financial statements.

BB&T Intermediate U.S. Government Fund

   Schedule of Portfolio Investments

   September 30, 2010

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)
$ 225,445	Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A1, 4.250%, 3/25/34	$225,943

	Total Collateralized Mortgage Obligations (Cost $211,499)	225,943

CORPORATE BONDS (5.5%)
	Financials (5.5%)
3,000,000	General Electric Capital Corp., 2.800%, 1/8/13	3,089,556
2,000,000	Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15	2,165,120
2,000,000	MBNA Corp., 5.000%, 6/15/15	2,119,372
3,000,000	Morgan Stanley, GMTN, 5.750%, 8/31/12	3,217,260

	Total Corporate Bonds (Cost $10,066,996)	10,591,308

MORTGAGE-BACKED SECURITIES (17.8%)
	Fannie Mae(a) (13.2%)
2,601,035	5.000%, 1/1/18, Pool #650205	2,775,937
2,435,771	4.500%, 3/1/18, Pool #555292	2,587,191
1,034,062	5.500%, 1/1/33, Pool #678321	1,111,678
1,790,859	5.000%, 7/1/33, Pool #724965	1,898,918
717,543	5.000%, 8/1/33, Pool #724365	761,984
445,496	5.000%, 8/1/33, Pool #738751	471,438
484,697	5.000%, 10/1/33, Pool #753298	513,642
2,233,774	6.500%, 11/1/34, Pool #783476	2,436,445
6,354,219	5.500%, 9/1/35, Pool #835787	6,795,420
1,635,301	6.000%, 7/1/37, Pool #938378	1,757,561
4,158,422	5.500%, 8/1/37, Pool #946238	4,404,708

		25,514,922

	Freddie Mac(a) (4.6%)
2,943,723	4.500%, 2/1/18, Pool #E94445	3,126,720
4,077,172	5.500%, 2/1/29, Pool #A18613	4,367,250
1,335,642	6.000%, 8/1/37, Pool #P51312	1,421,204

		8,915,174

	Total Mortgage-Backed Securities (Cost $32,339,212)	34,430,096

MUNICIPAL BONDS (4.4%)
	North Carolina (1.0%)
1,855,000	Brunswick County, NC, Enterprise System Water Utility Improvements Revenue, Build America Bonds, Recovery Zone Economic Development Project, Callable 4/1/20 @ 100, 5.050%, 4/1/22	1,927,364

	South Carolina (1.2%)
2,140,000	Anderson County, SC, School District No. 1, Build America Bonds, School Improvements, G.O., Series A, Callable 3/1/20 @ 100 (SCSDE), 6.000%, 3/1/28	2,279,250

	Virginia (2.2%)
4,000,000	Portsmouth, VA, Build America Bonds G.O., Series B, Callable 1/15/20 @ 100 (State Aid Withholding), 6.029%, 1/15/30	4,339,720

	Total Municipal Bonds (Cost $8,041,827)	8,546,334

Principal Amount		Fair Value
U.S. GOVERNMENT AGENCIES (55.1%)
	Fannie Mae(a) (18.0%)
$ 3,000,000	4.050%, 2/22/13	$3,238,269
10,000,000	5.125%, 1/2/14	11,091,850
5,000,000	2.250%, 2/25/20, STEP	5,041,120
6,290,000	2.500%, 7/28/22, STEP	6,377,085
9,000,000	5.800%, 2/9/26	9,144,045

		34,892,369

	Federal Farm Credit Bank (14.9%)
10,000,000	4.670%, 2/27/18	11,518,240
14,800,000	5.050%, 12/21/21	17,276,958

		28,795,198

	Federal Home Loan Bank (3.1%)
5,000,000	5.000%, 11/17/17(b)	5,922,755

	Freddie Mac(a) (13.7%)
2,000,000	4.875%, 6/13/18	2,349,692
10,000,000	2.000%, 2/10/20, STEP	10,074,870
5,000,000	3.000%, 2/18/20, STEP	5,054,935
4,000,000	4.250%, 4/29/25, STEP	4,008,992
5,000,000	4.250%, 5/5/25, STEP	5,016,025

		26,504,514

	Private Export Funding Corp. (5.4%)
4,350,000	4.974%, 8/15/13	4,865,832
5,000,000	4.550%, 5/15/15	5,662,645

		10,528,477

	Total U.S. Government Agencies (Cost $101,130,497)	106,643,313

U.S. TREASURY NOTES (13.9%)
5,010,400	3.500%, 1/15/11(c)	5,055,413
10,000,000	3.625%, 8/15/19	10,996,880
4,000,000	2.625%, 8/15/20	4,037,500
5,000,000	6.250%, 8/15/23	6,771,875

	Total U.S. Treasury Notes (Cost $26,059,161)	26,861,668

Shares
INVESTMENT COMPANY (2.7%)
5,137,590	Federated Treasury Obligations Fund, Institutional Shares	5,137,590

	Total Investment Company (Cost $5,137,590)	5,137,590

Continued

BB&T Intermediate U.S. Government Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

Principal Amount		Fair Value
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (2.7%)
$5,297,657	BNY Institutional Cash Reserve, Series A	$5,297,657
108,843	BNY Institutional Cash Reserve, Series B	23,809

	Total Securities Held as Collateral for Securities on Loan (Cost $5,406,500)	5,321,466

Total Investments — 102.2% (Cost $188,393,282)		197,757,718
Net Other Assets (Liabilities) — (2.2)%		(4,200,909)

NET ASSETS — 100.0%		$193,556,809

(a)	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
(b)	Represents that all or a portion of the security was on loan as of September 30, 2010.
(c)	Inflation protection security. Principal amount periodically adjusted for inflation.

G.O. — General Obligation

GMTN — Global Medium Term Note

SCSDE — South Carolina School District Enhancement

STEP — Step Coupon Bond

See accompanying notes to the financial statements.

BB&T Total Return Bond Fund

   Schedule of Portfolio Investments

   September 30, 2010

Principal Amount		Fair Value
ASSET BACKED SECURITIES (1.3%)
$ 350,000	Bank of America Credit Card Trust, Series 2006-A6, Class A6, 0.287%, 11/15/13*(a)	$349,648
1,250,000	Chase Issuance Trust, Series 2005-A13, Class A13, 0.297%, 2/15/13*(a)	1,249,842
2,154,000	Chase Issuance Trust, Series 2007-A13, Class A13, 0.297%, 7/15/14*(a)	2,147,757
1,956,294	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB5, Class AF2, STEP, 4.831%, 8/25/35	1,939,460

	Total Asset Backed Securities (Cost $5,598,742)	5,686,707

COLLATERALIZED MORTGAGE OBLIGATIONS (9.6%)
2,324,380	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 5.292%, 4/25/35*	2,203,608
3,477,442	American Home Mortgage Investment Trust, Series 2005-1, Class 7A1, 2.534%, 6/25/45*	3,229,222
3,081,251	Banc of America Funding Corp., Series 2006-2, Class 3A1, 6.000%, 3/25/36	3,146,980
922,663	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-28, Class A3, 4.500%, 8/25/33	947,099
2,685,853	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 4A3, 5.000%, 8/25/20	2,734,042
1,252,677	Freddie Mac, Series 2906, Class VC, 5.000%, 12/15/15	1,338,010
3,505,385	Freddie Mac, Series 3578, Class AM, 4.500%, 9/15/16	3,706,256
5,081,137	Ginnie Mae, Series 2010-29, Class BA, 4.500%, 4/20/36	5,302,614
4,050,549	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	4,328,853
527,610	MASTR Asset Securitization Trust, Series 2003-4, Class 5A1, 5.500%, 5/25/33	550,289
71,321	MASTR Asset Securitization Trust, Series 2004-1, Class 1A1, 5.000%, 2/25/34	71,123
2,788,595	RAAC, Series 2004-SP3, Class AI5, 4.890%, 12/25/32*	2,829,612
1,075,435	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 4.974%, 12/25/34*	1,084,068
2,997,260	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 4.855%, 6/25/34*	2,812,365
1,418,576	Structured Asset Securities Corp., Series 2005-6, Class 5A1, 5.000%, 5/25/35	1,388,443
2,450,686	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A2, 2.896%, 1/25/35*	2,334,342
2,659,902	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 2.915%, 10/25/35*	2,431,108

	Total Collateralized Mortgage Obligations (Cost $39,198,042)	40,438,034

COMMERCIAL MORTGAGE-BACKED SECURITIES (13.3%)
936,000	Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A6, 4.877%, 7/10/42*	999,948
2,264,000	Banc of America Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.347%, 11/10/42	2,212,907

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$2,500,000	Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A3, 5.449%, 1/15/49	$2,626,925
1,540,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/49	1,599,326
700,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A4, 4.829%, 11/15/37	745,049
3,539,453	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A3, 4.813%, 2/15/38	3,666,563
4,000,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3, 5.467%, 9/15/39	4,209,597
2,400,000	Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40(b)	2,522,492
2,282,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/39	2,405,469
982,603	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2, 4.305%, 8/10/42	1,000,838
3,073,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB11, Class A4, 5.335%, 8/12/37*	3,356,561
3,400,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/43*	3,701,623
2,774,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A3, 4.865%, 3/15/46	2,947,742
3,088,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/49	3,212,806
3,080,000	LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A6, 4.786%, 10/15/29*	3,275,851
2,751,000	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40	2,898,177
2,600,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A3, 5.389%, 7/12/46*	2,727,834
3,700,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/42	4,015,250
1,790,000	Morgan Stanley Capital I, Series 2006-HQ8, Class AM, 5.606%, 3/12/44	1,796,330
1,050,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class B, 5.306%, 1/15/41	1,043,554
2,807,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3, 5.246%, 12/15/43	2,850,999
2,115,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A3, 6.102%, 2/15/51*	2,251,921

	Total Commercial Mortgage-Backed Securities (Cost $49,811,827)	56,067,762

CORPORATE BONDS (39.5%)
	Consumer Discretionary (4.1%)
3,960,000	CBS Corp., 8.875%, 5/15/19	5,162,078
2,400,000	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	3,384,842
968,000	Comcast Corp., 5.150%, 3/1/20	1,057,926

Continued 60

BB&T Total Return Bond Fund

    Schedule of Portfolio Investments — (continued)

    September 30, 2010

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Consumer Discretionary — (continued)
$4,152,000	NBC Universal, Inc., 5.950%, 4/1/41(b)	$4,270,793
3,200,000	Time Warner, Inc., 6.100%, 7/15/40	3,445,834

		17,321,473

	Consumer Staples (3.1%)
2,125,000	Altria Group, Inc., 9.950%, 11/10/38	3,062,008
4,046,000	Anheuser-Busch InBev Worldwide, Inc., 4.125%, 1/15/15	4,355,349
3,790,000	Macy’s Retail Holdings, Inc., 5.350%, 3/15/12	3,951,075
1,820,000	New Albertson’s, Inc., 7.500%, 2/15/11(a)	1,854,125

		13,222,557

	Energy (3.2%)
1,750,000	Energy Transfer Partners LP, 9.000%, 4/15/19	2,242,380
2,688,000	NuStar Logistics LP, 7.650%, 4/15/18	3,263,133
1,750,000	Plains All American Pipeline LP, 8.750%, 5/1/19	2,221,121
3,094,000	Smith International, Inc., 9.750%, 3/15/19	4,435,286
1,200,000	Spectra Energy Capital LLC, 5.650%, 3/1/20	1,337,447

		13,499,367

	Financials (15.5%)
1,900,000	Aflac, Inc., 8.500%, 5/15/19	2,417,630
3,201,000	American Express Co., 8.125%, 5/20/19	4,133,787
2,072,000	ANZ National International, Ltd., 3.125%, 8/10/15(b)(c)	2,097,861
940,000	Bank of America Corp., 7.625%, 6/1/19	1,114,701
3,425,000	Bear Stearns Cos. LLC (The), 7.250%, 2/1/18(a)	4,172,112
1,145,000	BlackRock, Inc., Series 2, 5.000%, 12/10/19	1,262,208
2,640,000	Citigroup, Inc., 6.000%, 12/13/13(a)	2,894,454
1,410,000	Citigroup, Inc., 5.375%, 8/9/20	1,458,831
3,958,000	Credit Suisse AG, 5.400%, 1/14/20	4,222,228
1,875,000	Ford Motor Credit Co. LLC, 7.500%, 8/1/12	1,990,423
3,445,000	Ford Motor Credit Co. LLC, 7.000%, 10/1/13	3,696,058
5,500,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39	6,316,173
1,765,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/19	2,099,918
1,897,000	Hyundai Capital Services, Inc., 6.000%, 5/5/15(b)	2,070,384
2,443,000	JPMorgan Chase & Co., 4.400%, 7/22/20	2,501,893
4,083,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/18	4,579,885
2,250,000	MetLife, Inc., 6.750%, 6/1/16	2,685,949
3,780,000	Morgan Stanley, MTN, Series F, 6.625%, 4/1/18(a)	4,190,716
910,000	Nissan Motor Acceptance Corp., 4.500%, 1/30/15(b)	967,651
2,585,000	Prudential Financial, Inc., MTN, Series B, 5.100%, 9/20/14(a)	2,825,627
3,875,000	Simon Property Group LP REIT, 10.350%, 4/1/19	5,416,277
2,218,000	Wachovia Corp., 5.625%, 10/15/16	2,467,516

		65,582,282

	Health Care (1.5%)
2,199,000	Aetna, Inc., 3.950%, 9/1/20	2,196,601
2,050,000	Boston Scientific Corp., 4.500%, 1/15/15	2,097,111
1,030,000	Life Technologies Corp., 6.000%, 3/1/20	1,166,796

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Health Care — (continued)
$ 780,000	Medco Health Solutions, Inc., 4.125%, 9/15/20	$789,830

		6,250,338

	Industrials (4.4%)
3,738,000	Allied Waste North America, Inc., 6.875%, 6/1/17(a)	4,125,817
4,089,000	Corrections Corp. of America, 6.250%, 3/15/13(a)	4,160,557
2,100,000	L-3 Communications Corp., 5.875%, 1/15/15(a)	2,147,250
2,701,000	L-3 Communications Corp., 4.750%, 7/15/20	2,832,884
1,890,000	Masco Corp., 5.875%, 7/15/12	1,961,278
2,905,000	Roper Industries, Inc., 6.250%, 9/1/19	3,362,232

		18,590,018

	Information Technology (0.6%)
2,017,000	Xerox Corp., 6.350%, 5/15/18	2,340,061

	Materials (2.9%)
4,087,000	ArcelorMittal, 9.850%, 6/1/19	5,253,046
3,520,000	Freeport-McMoRan Copper & Gold, Inc., 8.250%, 4/1/15(a)	3,766,400
2,566,000	Lubrizol Corp., 8.875%, 2/1/19	3,333,688

		12,353,134

	Telecommunication Services (4.2%)
4,412,000	America Movil SAB de CV, 6.375%, 3/1/35	5,018,734
1,965,000	Crown Castle International Corp., 9.000%, 1/15/15	2,166,413
5,823,000	Sprint Capital Corp., 8.375%, 3/15/12(a)	6,230,610
3,977,000	Telefonica Emisiones SAU, 5.134%, 4/27/20	4,326,702

		17,742,459

	Total Corporate Bonds (Cost $154,278,405)	166,901,689

MORTGAGE-BACKED SECURITIES (28.7%)

	Fannie Mae(d) (11.1%)
31,388	6.000%, 10/1/13, Pool #252061	33,901
104,707	5.000%, 8/1/20, Pool #832058	111,682
315,877	5.000%, 8/1/20, Pool #838787	336,921
64,262	5.000%, 5/1/22, Pool #256716	68,188
776,788	6.000%, 7/1/22, Pool #944967	840,930
3,158,583	5.000%, 5/1/23, Pool #976197	3,351,236
814,956	5.000%, 9/1/25, Pool #255892	863,764
1,784,155	5.500%, 2/1/27, Pool #256600	1,904,669
350,304	6.500%, 1/1/35, Pool #809198	388,463
2,117,208	5.500%, 3/1/35, Pool #787561	2,264,215
216,401	6.000%, 4/1/35, Pool #735503	237,314
217,165	7.000%, 6/1/35, Pool #255820	242,231
261,382	7.000%, 6/1/35, Pool #830686	291,551
1,464,780	5.500%, 10/1/35, Pool #817568	1,566,486
647,194	6.500%, 3/1/36, Pool #866062	708,796
411,808	6.500%, 7/1/36, Pool #885493	451,005
3,859,980	6.000%, 7/1/37, Pool #940807	4,153,388
662,160	6.000%, 9/1/37, Pool #955005	712,493
4,876,267	5.500%, 6/1/38, Pool #257231	5,187,906
3,366,386	4.772%, 7/1/38, Pool #981430*	3,564,762
3,908,876	5.000%, 3/1/40, Pool #AE2266	4,117,377
2,121,478	5.000%, 6/1/40, Pool #AD4927	2,234,638
1,992,067	5.000%, 6/1/40, Pool #AD8718	2,098,325
1,703,467	5.000%, 6/1/40, Pool #AD8842	1,794,331

Continued

BB&T Total Return Bond Fund

    Schedule of Portfolio Investments — (continued)

    September 30, 2010

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Fannie Mae(d) — (continued)
$5,002,496	4.500%, 7/1/40, Pool #AB1248	$5,215,156
4,036,348	4.500%, 8/1/40, Pool #AE2305	4,207,936

		46,947,664

	Freddie Mac(d) (12.6%)
829,283	5.000%, 5/1/20, Pool #B19275	884,334
1,107,745	5.500%, 10/1/21, Pool #G12425	1,192,680
652,918	5.000%, 12/1/21, Pool #J04025	694,017
1,277,239	5.000%, 7/1/25, Pool #C90908	1,355,242
6,586,014	4.000%, 8/1/25, Pool #E02710	6,897,086
1,890,469	5.500%, 7/1/35, Pool #A36540	2,018,218
571,656	6.000%, 7/1/35, Pool #A36304	616,807
2,248,028	5.037%, 12/1/35, Pool #847603*	2,379,944
1,088,016	5.000%, 3/1/36, Pool #G08115	1,149,792
655,645	6.500%, 5/1/36, Pool #A48509	716,003
344,202	5.000%, 7/1/36, Pool #G02291	362,454
2,281,339	5.825%, 12/1/36, Pool #1J1390*	2,448,478
594,064	6.000%, 8/1/37, Pool #A64067	638,013
5,427,002	6.000%, 8/1/37, Pool #A64401	5,828,500
1,287,903	5.500%, 1/1/38, Pool #A71523	1,367,013
1,530,653	5.234%, 4/1/38, Pool #783255*	1,625,493
3,535,553	5.500%, 2/1/39, Pool #G05163	3,752,726
7,749,275	5.000%, 6/1/40, Pool #C03479	8,145,674
2,790,000	3.758%, 7/1/40, Pool #1B4948*	2,922,778
5,090,275	5.000%, 7/1/40, Pool #A93070	5,350,658
2,607,000	4.000%, 9/1/40, Pool #A93643	2,676,277

		53,022,187

	Ginnie Mae (5.0%)
7,085,296	5.500%, 9/15/38, Pool #782405	7,630,519
2,335,676	5.500%, 1/15/39, Pool #646685	2,514,376
1,939,538	5.000%, 2/15/40, Pool #737037	2,068,346
6,796,744	5.000%, 10/15/40(e)	7,236,412
1,762,000	5.500%, 10/15/40(e)	1,894,150

		21,343,803

	Total Mortgage-Backed Securities (Cost $119,124,555)	121,313,654

MUNICIPAL BONDS (3.4%)

	California (1.5%)
1,285,000	California State, Build America Bonds, School Improvements G.O., Taxable, 7.625%, 3/1/40	1,411,971
780,000	Los Angeles Harbor Department, Crossover Refunding Revenue, Series A, Callable 8/1/12 @ 100 (AMBAC), 5.500%, 8/1/14	832,705
3,700,000	Metropolitan Water District of Southern California, Build America Bonds, Water Utility Improvements Revenue, Callable 7/1/19 @ 100, 6.538%, 7/1/39	4,009,024

		6,253,700

	District of Columbia (0.3%)
1,310,000	Metropolitan Washington Airports Authority, Refunding Revenue Bonds, Series D (NATL-RE), 5.000%, 10/1/11	1,364,037

	New York (1.6%)
1,785,000	New York & New Jersey Port Authority, Port, Airport & Marina Improvements Revenue, Series 122, Callable 11/1/10 @ 100 (G.O. of Authority), 5.500%, 7/15/15	1,789,944

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	New York — (continued)
$ 1,735,000	New York City Municipal Water Finance Authority, Water Utility Improvements Revenue, Series EE, Build America Bonds Taxable, Callable 6/15/20 @ 100, 6.491%, 6/15/42	$1,844,704
2,900,000	New York, NY, Build America Bonds, Public Improvements G.O., Series G1, 4.774%, 3/1/20	3,051,351

		6,685,999

	Total Municipal Bonds (Cost $13,633,518)	14,303,736

U.S. TREASURY NOTES (4.9%)
17,982,000	4.500%, 8/15/39	20,589,390

	Total U.S. Treasury Notes (Cost $19,631,325)	20,589,390

FOREIGN GOVERNMENT BONDS (0.9%)

	Bahrain (0.5%)
1,970,000	Bahrain Government International Bond, 5.500%, 3/31/20(b)	2,063,831

	Qatar (0.4%)
1,890,000	Qatar Government International Bond, 4.000%, 1/20/15(b)	1,993,950

	Total Foreign Government Bonds (Cost $3,840,707)	4,057,781

Shares
PREFERRED STOCK (0.5%)

	Financials (0.5%)
75,600	Citigroup Capital XIII	1,958,040

	Total Preferred Stock (Cost $1,960,200)	1,958,040

INVESTMENT COMPANY (0.7%)
2,941,503	Federated Treasury Obligations Fund, Institutional Shares	2,941,503

	Total Investment Company (Cost $2,941,503)	2,941,503

Principal Amount
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (0.2%)
$711,972	BNY Institutional Cash Reserve, Series A	711,972
596,576	BNY Institutional Cash Reserve, Series B	130,501

	Total Securities Held as Collateral for Securities on Loan (Cost $1,308,548)	842,473
Total Investments — 103.0%
(Cost $411,327,372)		435,100,769
Net Other Assets (Liabilities) — (3.0)%		(12,823,347)

NET ASSETS — 100.0%		$422,277,422

Continued 62

BB&T Total Return Bond Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2010. The maturity date reflected is the final maturity date.
(a)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutionalinvestors.TheInvestmentAdvisor,usingboardapprovedprocedures, has deemed these securities or a portion of these securities to be liquid.
(c)	Represents that all or a portion of the security was on loan as of September 30, 2010.
(d)	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
(e)	Represents a security purchased on a when-issued basis. At September 30, 2010, total cost of investments purchased on a when-issued basis for the Total Return Bond Fund was $9,154,001.

AMBAC — American Municipal Bond Insurance Corp.

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

NATL — National

RE — Reinsurance

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying notes to the financial statements.

BB&T Kentucky Intermediate Tax-Free Fund

   Schedule of Portfolio Investments

   September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS (95.7%)
	Kentucky (95.7%)
$ 75,000	Bullitt County, KY, School District Finance Corp., Bullitt County School Building Revenue, Callable 3/1/18 @ 100, OID, 4.750%, 3/1/22	$83,523
185,000	Campbell & Kenton Counties, KY, Sanitation District No. 1, Sewer Improvements Revenue, Callable 8/1/17 @ 100 (NATL-RE), 5.000%, 8/1/25	205,533
375,000	Casey County, KY, Public Properties Corp., First Mortgage Revenue, Judicial Center Project, Callable 8/1/12 @ 100, OID, 4.500%, 8/1/16	394,474
500,000	Christian County Public Courthouse Corp., KY, Court Facility Project Refunding Revenue (AMBAC), 4.000%, 8/1/16	556,010
300,000	Christian County, KY, Jennie Stuart Medical Center Revenue (Assured Guaranty), 5.250%, 2/1/18	340,356
330,000	Christian County, KY, School District Finance Corp., Energy Conservation Revenue, OID, 3.700%, 8/1/14	363,436
325,000	Cumberland County, KY, School District Finance Corp., Cumberland County School Building Revenue, Callable 6/1/18 @ 100, OID, 4.000%, 6/1/25	346,327
85,000	Grayson County, KY, Public Properties Corp., Judicial Center Project Public Improvement Revenue (CIFG), 4.375%, 9/1/17	94,708
500,000	Jefferson County, KY, School District Finance Corp., Jefferson County School Building Refunding Revenue, Series A (AGM), 5.250%, 1/1/19	600,705
100,000	Kenton County, KY, Public Properties Corp., First Mortgage Court Facilities Project Refunding Revenue (AMBAC), 4.125%, 3/1/16	112,338
500,000	Kentucky Asset/Liability Commission, Project Notes-Federal Highway Transit Revenue, First Series (NATL-RE), 4.500%, 9/1/17	573,190
525,000	Kentucky Asset/Liability Commission, Project Notes-First Series Revenue (NATL-RE), 5.000%, 5/1/13	577,909
300,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Refunding Revenue, Series A, Callable 10/1/17 @ 100 (AMBAC), 5.000%, 10/1/18	349,479
480,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Revenue (NATL-RE FGIC), 5.000%, 10/1/15.	554,040
510,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes Revenue, Series B, Callable 10/1/17 @ 100, 5.000%, 10/1/21	576,917
595,000	Kentucky Economic Development Finance Authority, Baptist Healthcare System Revenue, Series A, Callable 8/15/18 @ 100, OID, 4.750%, 8/15/19	663,996
500,000	Kentucky Economic Development Finance Authority, Catholic Health Revenue, Series B, 5.000%, 5/1/39*	565,220

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$500,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System Refunding Revenue, Series A, 5.000%, 6/1/16	$532,100
555,000	Kentucky Economic Development Finance Authority, Saint Elizabeth Medical Center, Inc. Refunding Revenue, Series A, Callable 5/1/19 @ 100, OID, 5.000%, 5/1/24	584,254
250,000	Kentucky Housing Corp. Refunding Revenue, Series B, 2.950%, 7/1/15	259,113
75,000	Kentucky Housing Corp. Refunding Revenue, Series F, Callable 7/1/13 @ 100, 4.850%, 1/1/24	76,799
450,000	Kentucky Housing Corp. Revenue, Series A, Callable 7/1/19 @ 100, 3.650%, 7/1/20	463,253
500,000	Kentucky Municipal Power Agency, Prairie State Project Revenue, Series A (AGM), 5.000%, 9/1/20	579,515
165,000	Kentucky Municipal Power Agency, Prairie State Project Revenue, Series A (NATL-RE), 5.250%, 9/1/17	193,515
255,000	Kentucky Municipal Power Agency, Prairie State Project Revenue, Series A, Callable 9/1/17 @ 100 (NATL-RE), 5.250%, 9/1/20	287,497
200,000	Kentucky State Property & Buildings Commission, Project No. 73 Road Funding Revenue, 5.250%, 11/1/11	210,066
410,000	Kentucky State Property & Buildings Commission, Project No. 76 Refunding Revenue (AMBAC), 5.500%, 8/1/21	495,965
530,000	Kentucky State Property & Buildings Commission, Project No. 81 Revenue, Callable 11/1/13 @ 100 (AMBAC), 5.000%, 11/1/16	584,431
385,000	Kentucky State Property & Buildings Commission, Project No. 83 Refunding Revenue (AMBAC), 5.000%, 10/1/19	452,560
105,000	Kentucky Turnpike Authority Revenue, Series B (AMBAC), 5.000%, 7/1/15	122,110
250,000	Kentucky Turnpike Authority, Revitalization Project Refunding Revenue, Series A (AMBAC), 5.500%, 7/1/12	271,463
45,000	Kentucky Turnpike Authority, Revitalization Project Refunding Revenue, Series A (AMBAC), 5.500%, 7/1/15	53,363
260,000	Knott County, KY, Recreational Facilities Improvements Youth & Recreation Center Project G.O., 5.000%, 9/1/12	272,953
265,000	Larue County, KY, School District Finance Corp., Larue County School Building Revenue (NATL-RE), 4.250%, 7/1/15	299,474
415,000	Laurel County, KY, Judicial Center Public Properties Corp. Revenue, Callable 3/1/18 @ 100, OID, 4.500%, 3/1/24	447,669
400,000	Louisville & Jefferson County, KY, Metropolitan Government First Mortgage Christian Church Homes Revenue, Callable 11/1/10 @ 100, OID, 6.125%, 11/15/18	400,476

Continued 64

BB&T Kentucky Intermediate Tax-Free Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$605,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 5/15/15 @ 100 (AGM), 5.000%, 5/15/19	$686,959
730,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 5/15/19 @ 100, 5.000%, 5/15/20	849,486
590,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Revenue, Series A, Callable 11/15/11 @ 101 (NATL-RE), 5.500%, 5/15/34	620,314
240,000	Monroe County, KY, School District Finance Corp., Monroe County School Building Revenue, Callable 11/1/10 @ 100, OID, 4.300%, 10/1/18	240,310
275,000	Monroe County, KY, School District Finance Corp., Monroe County School Building Revenue, Prerefunded 6/1/11 @ 101, OID, 4.600%, 6/1/15	285,557
765,000	Muhlenberg County, KY, Public Improvements G.O., Callable 2/1/11 @ 100, 4.000%, 8/1/14	768,289
535,000	Owensboro, KY, Water Refunding & Improvements Revenue, Callable 9/15/18 @ 100 (Assured Guaranty), 5.250%, 9/15/21	624,928
585,000	Owensboro-Daviess County, KY, Regional Water Resource Agency Refunding & Improvements Revenue, Series A (XLCA), 4.000%, 1/1/16	643,049
655,000	Pulaski County, KY, Public Properties Corp. First Mortgage Revenue, Administration Office of the Court Judicial Facility, Callable 12/1/18 @ 100, OID, 5.500%, 12/1/24	759,558
250,000	Pulaski County, KY, Public Properties Corp. First Mortgage Revenue, Administration Office of the Court Judicial Facility, Callable 12/1/18 @ 100, OID, 5.625%, 12/1/25	290,730
300,000	Rowan County, KY, School District Finance Corp., Rowan County School Building Revenue, OID, 4.000%, 11/1/17	340,641
490,000	Russell, KY, Bon Secours Health System, Inc. Refunding Revenue, Series A, Callable 11/18/12 @ 100, OID, 5.625%, 11/15/30	501,324
225,000	Somerset, KY, Water System Revenue, Series B, Callable 11/1/10 @ 101 (AGM), OID, 4.375%, 12/1/18	225,718
395,000	Trimble County, KY, School District Finance Corp., Trimble County School Building Revenue, Callable 4/1/12 @ 100, OID, 4.600%, 4/1/16	412,826

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$500,000	Versailles, KY, Water Utility Improvements Revenue, Callable 12/1/11 @ 101 (NATL-RE), 4.250%, 12/1/13	$519,925
375,000	Warren County, KY, Community Hospital Corp. Project Refunding Revenue, Series A, 5.000%, 8/1/14	402,649
380,000	Warren County, KY, Community Hospital Corp. Project Refunding Revenue, Series A, 5.000%, 8/1/17	406,026
500,000	Western Kentucky University, KY, General Receipts Revenue (Assured Guaranty), 3.000%, 9/1/13	529,740

	Total Municipal Bonds (Cost $21,243,020)	22,652,766

Shares
INVESTMENT COMPANY (3.1%)
735,324	Federated Tax-Free Obligations Fund, Institutional Class	735,324

	Total Investment Company (Cost $735,324)	735,324

Total Investments — 98.8% (Cost $21,978,344)		23,388,090
Net Other Assets (Liabilities) — 1.2%		275,732

NET ASSETS — 100.0%		$23,663,822

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2010. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

CIFG — CDC IXIS Financial Guarantee

FGIC — Financial Guaranty Insurance Corp.

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying notes to the financial statements. 65

BB&T Maryland Intermediate Tax-Free Fund

    Schedule of Portfolio Investments

    September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS (95.9%)
	District of Columbia (3.1%)
$755,000	Washington, D.C., Metropolitan Area Transit Authority, Refunding Revenue (NATL-RE), 5.000%, 7/1/12	$811,240
305,000	Washington, D.C., Metropolitan Area Transit Authority, Refunding Revenue (NATL-RE), 5.000%, 1/1/13	333,469
20,000	Washington, D.C., Metropolitan Area Transit Authority, Refunding Revenue (NATL-RE), 5.000%, 1/1/14	22,499

		1,167,208

	Maryland (92.8%)
375,000	Anne Arundel County, MD, G.O., Prerefunded 3/1/12 @ 100, 5.375%, 3/1/13	401,674
580,000	Baltimore County, MD, Water Utility Improvements, Metropolitan District, 71st Issue G.O., 5.000%, 2/1/17	695,536
75,000	Baltimore, MD, Waste Water Project Revenue, Series D, Callable 7/1/17 @ 100 (AMBAC), 5.000%, 7/1/18	88,335
500,000	Cecil County, MD, Construction Public Improvements G.O., 4.000%, 6/1/18	570,075
105,000	Cumberland County, MD, G.O., Public Improvements (Assured Guaranty), 4.000%, 9/1/14	117,335
125,000	Cumberland County, MD, G.O., Public Improvements (Assured Guaranty), 4.125%, 9/1/16	142,901
500,000	Frederick County, MD, Consolidated Public Improvements G.O., Series A, 4.000%, 2/1/18	567,835
500,000	Frederick County, MD, Public Facilities Improvements G.O., 5.000%, 6/1/16	594,915
525,000	Frederick, MD, Public Improvements G.O., Series A, 4.000%, 3/1/19	596,699
55,000	Frederick, MD, Public Improvements G.O., Series A, Callable 3/1/19 @ 100, OID, 4.500%, 3/1/24	61,292
500,000	Harford County, MD, G.O., Public Improvements, Callable 7/15/15 @ 100, 5.000%, 7/15/23	559,235
445,000	Howard County, MD, Construction & Public Improvements Refunding G.O., Series A, 4.000%, 4/15/17	508,021
560,000	Maryland Community Development Administration, Department of Housing & Community Development Revenue, Series A1, 3.000%, 6/1/18	585,799
595,000	Maryland Community Development Administration, Department of Housing & Community Development Revenue, Series A1, 3.500%, 6/1/20	633,532
100,000	Maryland Community Development Administration, Residential Housing Refunding Revenue, Series C, 3.850%, 9/1/15	107,778
375,000	Maryland Community Development Administration, Residential Housing Revenue, Series A, 3.300%, 9/1/17	392,659
290,000	Maryland Community Development Administration, Residential Housing Revenue, Series A, 3.550%, 9/1/18	306,829

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$805,000	Maryland Community Development Administration, Residential Housing Revenue, Series A, Callable 9/1/18 @ 100, 4.400%, 9/1/24	$843,358
525,000	Maryland Community Development Administration, Residential Housing Revenue, Series A, Callable 9/1/18 @ 100, 4.750%, 9/1/29	543,191
315,000	Maryland Community Development Administration, Residential Housing Revenue, Series B, 3.750%, 9/1/14	333,686
185,000	Maryland Community Development Administration, Residential Housing Revenue, Series G, Callable 3/1/17 @ 100, 4.300%, 9/1/17	198,910
250,000	Maryland Economic Development Corp., Electricity Lights & Power Improvements Revenue, Callable 3/1/19 @ 100, 6.200%, 9/1/22	295,247
230,000	Maryland Economic Development Corp., Lutheran World Relief Refugee Refunding Revenue, Callable 4/1/17 @ 100 (Lutheran Center Corp.), 5.250%, 4/1/19	246,999
540,000	Maryland Economic Development Corp., University of Maryland College Park Projects Refunding Revenue (CIFG), 5.000%, 6/1/13	575,786
735,000	Maryland Economic Development Corp., University of Maryland College Park Projects Refunding Revenue (CIFG), 5.000%, 6/1/16	795,535
235,000	Maryland Health & Higher Educational Facilities Authority, Anne Arundel Health System Revenue, OID, 4.000%, 7/1/18	247,479
250,000	Maryland Health & Higher Educational Facilities Authority, Anne Arundel Health System Revenue, OID, 4.250%, 7/1/19	266,155
320,000	Maryland Health & Higher Educational Facilities Authority, Board of Child Care Revenue, Callable 7/1/12 @ 100, 5.500%, 7/1/13	339,299
250,000	Maryland Health & Higher Educational Facilities Authority, Carroll County General Hospital Revenue, Callable 7/1/12 @ 100, 6.000%, 7/1/20	259,483
200,000	Maryland Health & Higher Educational Facilities Authority, Helix Health Issue Refunding Revenue (AMBAC), OID, 5.125%, 7/1/12	216,488
1,100,000	Maryland Health & Higher Educational Facilities Authority, Helix Health Issue Refunding Revenue (AMBAC), OID, 5.000%, 7/1/27	1,309,121
45,000	Maryland Health & Higher Educational Facilities Authority, Howard County General Hospital Refunding Revenue, Callable 11/1/10 @ 100, OID, 5.500%, 7/1/13	47,104
700,000	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Revenue, 5.000%, 5/15/46*	762,307
685,000	Maryland Health & Higher Educational Facilities Authority, Lifebridge Health Refunding Revenue, 5.000%, 7/1/15	765,172

Continued

BB&T Maryland Intermediate Tax-Free Fund

    Schedule of Portfolio Investments — (continued)

    September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$195,000	Maryland Health & Higher Educational Facilities Authority, Medlantic / Helix Issue Revenue, Series B, Callable 11/1/10 @ 100 (AMBAC), 5.250%, 8/15/13	$195,540
575,000	Maryland Health & Higher Educational Facilities Authority, Medstar Health Refunding Revenue, Callable 8/15/14 @ 100, OID, 5.375%, 8/15/24	599,317
360,000	Maryland Health & Higher Educational Facilities Authority, Memorial Hospital at Easton Revenue, Callable 11/1/10 @ 100 (NATL-RE), OID, 4.700%, 7/1/19	360,428
300,000	Maryland Health & Higher Educational Facilities Authority, Mercy Ridge Revenue, Series A, Prerefunded 4/1/13 @ 101, 6.000%, 4/1/35	341,841
320,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Revenue, 5.000%, 7/1/15	358,525
405,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Revenue, Callable 7/1/16 @ 100, 5.000%, 7/1/20	433,553
635,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Revenue, Callable 7/1/16 @ 100, 5.000%, 7/1/26	659,695
400,000	Maryland Health & Higher Educational Facilities Authority, Suburban Hospital Refunding Revenue, Series A, 5.500%, 7/1/13	441,724
330,000	Maryland Health & Higher Educational Facilities Authority, Union Hospital of Cecil County Refunding Revenue, Callable 11/1/10 @ 100, 4.800%, 7/1/11	330,934
150,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical Revenue, Prerefunded 7/1/11 @ 100, OID, 5.250%, 7/1/34	155,520
400,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Refunding Revenue, 5.000%, 7/1/19	448,400
250,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Refunding Revenue, Prerefunded 7/1/12 @ 100, 5.750%, 7/1/17	272,550
285,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Refunding Revenue, Series F, 5.000%, 7/1/15	318,356
420,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System Refunding Revenue, Series F, Callable 7/1/18 @ 100, 5.250%, 7/1/21	462,021
320,000	Maryland Health & Higher Educational Facilities Authority, Washington County Hospital Revenue, 5.000%, 1/1/17	343,014

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$290,000	Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System Refunding Revenue, Series A (NATL-RE FHA), 4.000%, 1/1/12	$299,474
265,000	Maryland State Department of Transportation County Transportation, Transit Improvements Revenue, Second Issue, 5.000%, 6/1/18	319,211
385,000	Maryland State Department of Transportation, County Transportation Transit Improvements Revenue, 5.250%, 12/15/17	471,113
500,000	Maryland State Department of Transportation, County Transportation Transit Improvements Revenue, Second Issue, Callable 9/1/18 @ 100, 5.000%, 9/1/23	577,365
1,005,000	Maryland State Transportation Authority Grant & Revenue Anticipate, MD Transit Improvements Revenue, 5.000%, 3/1/16	1,191,448
1,000,000	Maryland State Transportation Authority, Transportation Facility Projects Revenue, Series A, 4.000%, 7/1/18	1,134,490
540,000	Maryland State Transportation Authority, Transportation Facility Projects Revenue, Series A, 5.000%, 7/1/19	654,496
395,000	Maryland State, State & Local Facilities Loan Cash Flow Management G.O., Second Series, 5.000%, 8/1/11	410,583
500,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, 5.500%, 3/1/12	536,055
500,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, 5.000%, 3/1/16	594,195
330,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, 5.000%, 3/15/16	392,466
275,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., First Series, Prerefunded 3/15/17 @ 100, 5.000%, 3/15/22	331,590
590,000	Maryland State, State & Local Facilities Loan Public Improvements G.O., Second Series, Callable 7/15/18 @ 100, 5.000%, 7/15/23	686,058
250,000	Maryland Water Quality Financing Administration, Revolving Loan Fund Sewer Improvements Revenue, 5.000%, 3/1/18	297,995
250,000	Montgomery County Housing Opportunities Commission, Housing Refunding Revenue, Series A, Callable 1/1/16 @ 100 (FHA/VA Mortgages), 3.800%, 7/1/16	265,897
250,000	Montgomery County Housing Opportunities Commission, Local Housing Revenue, Series A, 3.700%, 7/1/14	266,687
500,000	Montgomery County, MD, Construction & Public Improvements G.O., Series A, Callable 6/1/15 @ 100, 5.000%, 6/1/24	559,620
480,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 5/1/15	563,261
700,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 7/1/15	824,642

Continued

BB&T Maryland Intermediate Tax-Free Fund

    Schedule of Portfolio Investments — (continued)

    September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$ 470,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, 5.000%, 7/1/17	$567,375
270,000	Montgomery County, MD, Construction & Public Improvements Refunding G.O., Series A, Callable 7/1/15 @ 100, 5.000%, 7/1/18	312,382
1,000,000	Montgomery County, MD, Public Transportation Equipment Certificate of Participation, 4.000%, 5/1/17	1,128,560
250,000	Prince Georges County, MD, Construction & Public Improvements G.O., 5.000%, 10/1/14	290,155
500,000	Talbot County, MD, Public Improvements G.O., 5.000%, 12/15/16	599,095
25,000	University System of Maryland, Auxiliary Facilities & Tuition Refunding Revenue, Series A, 5.000%, 4/1/15	29,200
500,000	University System of Maryland, Auxiliary Facility & Tuition Revenue, Unrefunded Balance, Series A, Callable 4/1/12 @ 100, 5.250%, 4/1/17	530,790
275,000	Washington Suburban Sanitation District, MD, Sewer Disposal Refunding G.O., 5.000%, 6/1/12	295,952
100,000	Washington Suburban Sanitation District, MD, Water Supply Refunding G.O., Prerefunded 6/1/11 @ 100, OID, 4.700%, 6/1/18	102,967
400,000	Westminster, MD, McDaniel College, Inc. Revenue, Callable 11/1/16 @ 100, 5.000%, 11/1/22	421,848

		35,352,158

	Total Municipal Bonds (Cost $34,241,664)	36,519,366

Shares		Fair Value
INVESTMENT COMPANY (3.6%)
1,362,205	Federated Maryland Municipal Cash Trust	$1,362,205

	Total Investment Company (Cost $1,362,205)	1,362,205

Total Investments — 99.5% (Cost $35,603,869)		37,881,571
Net Other Assets (Liabilities) — 0.5%		203,823

NET ASSETS — 100.0%		$38,085,394

*

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2010. The maturity date reflected is the final maturity date.

AMBAC — American Municipal Bond Insurance Corp.

CIFG — CDC IXIS Financial Guarantee

FHA — Federal Housing Authority

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

VA — Veterans Administration

See accompanying notes to the financial statements.

BB&T North Carolina Intermediate Tax-Free Fund

  Schedule of Portfolio Investments

  September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS (96.5%)
	North Carolina (96.5%)
$1,000,000	Alamance County, NC, School Improvements G.O., Callable 2/1/16 @ 100, 5.000%, 2/1/19	$1,145,530
125,000	Albemarle, NC, Hospital Authority Refunding Revenue, 5.000%, 10/1/10	125,005
1,760,000	Albemarle, NC, Hospital Authority Refunding Revenue, OID, 4.500%, 10/1/11	1,763,238
1,045,000	Albemarle, NC, Hospital Authority Refunding Revenue, OID, 4.500%, 10/1/12	1,048,772
1,065,000	Broad River Water Authority, NC, Water System Refunding Revenue, Callable 6/1/15 @ 100 (XLCA), 5.000%, 6/1/18	1,127,569
775,000	Broad River Water Authority, NC, Water System Refunding Revenue, Callable 6/1/15 @ 100 (XLCA), 5.000%, 6/1/19	815,223
1,000,000	Buncombe County, NC, Certificate of Participation, Callable 4/1/16 @ 100 (NATL-RE), 5.000%, 4/1/19	1,128,600
2,975,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, 4.000%, 1/1/15	3,306,237
1,960,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, 5.000%, 1/1/17	2,273,933
1,285,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/20	1,494,031
1,730,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/23	1,968,999
1,000,000	Cabarrus County, NC, Installment Financing Contract Certificate of Participation, Series C, Callable 6/1/18 @ 100, OID, 5.000%, 6/1/23	1,128,260
1,135,000	Cape Fear Public Utility Authority, NC, Water & Sewer System Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/26	1,277,238
1,015,000	Catawba County, NC, Public School & Community College Improvements Projects Certificate of Participation, Callable 6/1/14 @ 100 (NATL-RE), 5.250%, 6/1/23	1,076,083
1,000,000	Charlotte, NC, Airport Revenue, Series A, Callable 7/1/20 @ 100, 5.000%, 7/1/27	1,082,560
905,000	Charlotte, NC, Storm Water Fee Public Improvements Revenue, Callable 6/1/11 @ 101, 5.500%, 6/1/14	944,259
1,280,000	Charlotte, NC, Storm Water Fee Public Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/20	1,455,603
1,000,000	Charlotte, NC, Storm Water Fee Public Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/23	1,118,610
1,415,000	Charlotte-Mecklenburg Hospital Authority, NC, Carolinas Health Care System Refunding Revenue, Series A, 5.000%, 1/15/17	1,625,043
3,145,000	Charlotte-Mecklenburg Hospital Authority, NC, Carolinas Health Care System Revenue, Series A, Prerefunded 1/15/15 @ 100, OID, 5.000%, 1/15/45	3,663,202
2,000,000	Concord, NC, Refunding Revenue, Series B, Callable 12/1/19 @ 100, 5.000%, 12/1/22	2,288,320

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,180,000	Cumberland County, NC, County Improvements Projects Certificate of Participation, Series A, Callable 12/1/19 @ 100, OID, 4.875%, 12/1/25	$1,312,148
2,710,000	Cumberland County, NC, Refunding G.O. (NATL-RE), 5.000%, 5/1/13	3,010,864
2,205,000	Cumberland County, NC, Refunding G.O. (NATL-RE), 5.000%, 5/1/14	2,523,049
610,000	Dare County, NC, Certificates of Participation (AMBAC), 4.000%, 6/1/15	666,083
1,270,000	Davidson County, NC, G.O., Callable 6/1/17 @ 100 (AGM), 5.000%, 6/1/25	1,424,902
990,000	Durham County, NC, Industrial Facilities & Pollution Control Financing Authority, Research Triangle Institute Revenue, 5.000%, 2/1/20	1,176,219
2,000,000	Durham County, NC, Public Improvements Certificate of Participation, Series A, Callable 6/1/19 @ 100, 5.000%, 6/1/24	2,268,640
1,000,000	Durham, NC, Water & Sewer Utilities System Revenue, Callable 6/1/11 @ 101, 5.000%, 6/1/12	1,040,430
2,000,000	Fayetteville, NC, Public Works Commission Refunding Revenue, Series A, 5.000%, 3/1/16	2,350,480
405,000	Haywood County, NC, School Improvements G.O., Callable 5/1/16 @ 100 (XLCA), 5.000%, 5/1/17	467,451
1,000,000	Henderson County, NC, Certificates of Participation, Series A (AMBAC), 5.000%, 6/1/16	1,129,040
1,030,000	Henderson County, NC, Limited Obligation Revenue, Series B, 4.000%, 12/1/16	1,133,886
370,000	High Point, NC, High Point Combined Enterprise Systems Revenue, Callable 11/1/18 @ 100 (AGM), 5.000%, 11/1/26	413,479
700,000	Iredell County, NC, School Projects Certificate of Participation (AGM), 5.250%, 6/1/17	835,289
850,000	Johnston County, NC, Public Improvements G.O., Prerefunded 2/1/15 @ 100 (NATL-RE FGIC), 5.250%, 2/1/16	1,000,331
1,155,000	Johnston County, NC, Public Improvements G.O., Callable 2/1/18 @ 100, OID, 4.000%, 2/1/21	1,250,692
1,035,000	Johnston Memorial Hospital Authority Revenue (AGM FHA), 5.000%, 10/1/16	1,171,309
800,000	Lincolnton, NC, Combined Enterprise System Refunding Revenue, Callable 5/1/15 @ 100 (XLCA), 5.000%, 5/1/17	856,152
250,000	Lincolnton, NC, Combined Enterprise System Refunding Revenue, Callable 5/1/15 @ 100 (XLCA), OID, 4.125%, 5/1/20	251,530
1,000,000	Mooresville, NC, Telecommunications Improvements Certificate of Participation, 5.000%, 9/1/15	1,146,090
1,435,000	Mooresville, NC, Telecommunications Improvements Certificate of Participation, 5.000%, 9/1/16	1,659,951
1,855,000	New Hanover County, NC, New Hanover County Projects Refunding Revenue, 5.000%, 12/1/19	2,194,799

Continued 69

BB&T North Carolina Intermediate Tax-Free Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$ 615,000	New Hanover County, NC, New Hanover County Projects Refunding Revenue, 5.000%, 12/1/20	$728,431
1,000,000	New Hanover County, NC, New Hanover Regional Medical Center Project Revenue, Callable 11/1/10 @ 100.5 (NATL-RE), 5.250%, 10/1/12	1,007,610
1,000,000	New Hanover County, NC, Regional Medical Center Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/21	1,121,960
1,050,000	New Hanover County, NC, Regional Medical Center Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/22	1,168,419
1,905,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, 5.000%, 1/1/14	2,123,580
2,005,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series A, Callable 1/1/16 @ 100 (AMBAC), 5.250%, 1/1/20	2,258,973
2,000,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue, Series B, OID, 4.000%, 1/1/18	2,161,940
2,360,000	North Carolina Eastern Municipal Power Agency, Power System Revenue, Series A, OID, 6.400%, 1/1/21	2,942,849
2,115,000	North Carolina Infrastructure Finance Corp., Correctional Facilities Projects Revenue, Callable 10/1/13 @ 100, 5.000%, 10/1/19	2,306,132
5,000,000	North Carolina Infrastructure Finance Corp., Correctional Facilities Projects Revenue, Callable 10/1/13 @ 100, 5.000%, 10/1/20	5,474,850
2,015,000	North Carolina Medical Care Commission, Blue Ridge Healthcare Refunding Revenue, Series A, 4.000%, 1/1/16	2,106,199
2,250,000	North Carolina Medical Care Commission, Caromont Health Revenue (Assured Guaranty), OID, 3.500%, 2/15/19	2,258,055
950,000	North Carolina Medical Care Commission, First Mortgage Deerfield Revenue, Series A, Callable 11/1/18 @ 100, OID, 6.000%, 11/1/33	965,741
2,000,000	North Carolina Medical Care Commission, First Mortgage Givens Estates Revenue, Series A, Prerefunded 7/1/13 @ 101, OID, 6.500%, 7/1/32	2,329,300
1,265,000	North Carolina Medical Care Commission, Firsthealth Carolina Refunding Revenue, Series C, OID, 4.000%, 10/1/18	1,359,065
1,680,000	North Carolina Medical Care Commission, Health Care Housing ARC Projects Revenue, Series A (HUD Section 8), 4.650%, 10/1/14	1,742,042
1,435,000	North Carolina Medical Care Commission, Health Care Housing ARC Projects Revenue, Series A, Callable 10/1/14 @ 101 (HUD Section 8), 5.500%, 10/1/24	1,477,921
1,000,000	North Carolina Medical Care Commission, Mission Health Combine Group Refunding Revenue, Callable 10/1/17 @ 100 (AGM-CR), 5.000%, 10/1/25	1,075,720

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$3,000,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital Refunding Revenue, 5.000%, 6/1/20	$3,440,550
1,580,000	North Carolina Medical Care Commission, Novant Health Obligation Group Refunding Revenue, Group A, 5.000%, 11/1/13	1,750,340
1,910,000	North Carolina Medical Care Commission, Novant Health Obligation Group Refunding Revenue, Group A, Callable 11/1/13 @ 100, 5.000%, 11/1/14	2,099,472
1,000,000	North Carolina Medical Care Commission, Novant Health Refunding Revenue, Callable 11/1/13 @ 100 (AGM-CR), 5.000%, 11/1/15	1,078,080
1,000,000	North Carolina Medical Care Commission, Stanly Memorial Hospital Project Revenue, Callable 11/1/10 @ 100, OID, 6.250%, 10/1/19	1,001,230
3,495,000	North Carolina Medical Care Commission, Universal Health System Refunding Revenue, Series E2, 6.000%, 12/1/36*	3,932,958
1,045,000	North Carolina Medical Care Commission, Wakemed Revenue, Series A, Callable 10/1/14 @ 100 (Assured Guaranty), 4.000%, 10/1/17	1,099,173
2,000,000	North Carolina Medical Care Commission, Wakemed Revenue, Series A, Callable 10/1/14 @ 100 (Assured Guaranty), 5.625%, 10/1/29	2,122,900
1,115,000	North Carolina Medical Care Commission, Wilson Medical Center Refunding Revenue, 5.000%, 11/1/17	1,203,152
1,000,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Refunding Revenue, Series A, 5.250%, 1/1/13	1,091,840
1,000,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Refunding Revenue, Series A, 5.250%, 1/1/17	1,165,160
925,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power Refunding Revenue, Series A, Callable 1/1/18 @ 100, 5.250%, 1/1/20	1,062,955
1,470,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, Series A, Callable 1/1/13 @ 100 (AGM), 5.250%, 1/1/16	1,595,038
2,030,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, Series A, Callable 1/1/13 @ 100 (NATL-RE), 5.250%, 1/1/19	2,188,096
1,000,000	North Carolina State University at Raleigh Revenue, Series B, 4.000%, 10/1/12	1,069,760
1,350,000	North Carolina State University at Raleigh Revenue, Series B, 4.000%, 10/1/14	1,508,801
500,000	North Carolina State University at Raleigh Revenue, Series B, 4.000%, 10/1/15	564,405
1,000,000	North Carolina State, Clean Water G.O., Series A, Callable 3/1/16 @ 100, 5.000%, 3/1/17	1,171,050
2,000,000	North Carolina State, Public Improvements G.O., Series A, Callable 3/1/17 @ 100, 5.000%, 3/1/20	2,318,580
2,925,000	North Carolina State, Refunding G.O., Series A, 5.000%, 9/1/16	3,506,256

Continued

BB&T North Carolina Intermediate Tax-Free Fund

    Schedule of Portfolio Investments — (continued)

    September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$2,350,000	North Carolina State, Refunding G.O., Series B, 5.000%, 4/1/17	$2,825,993
1,000,000	North Carolina State, Repair & Renovation Project, Certificates of Participation, Series B, Callable 6/1/14 @ 100, 5.000%, 6/1/21	1,075,990
1,030,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements (NATL-RE), 5.000%, 3/1/16	1,209,333
1,590,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements (NATL-RE), 5.000%, 3/1/17	1,880,620
1,085,000	North Carolina State, Vehicle Grant Revenue, Highway Improvements, Callable 3/1/17 @ 100 (NATL-RE), 5.000%, 3/1/18	1,265,012
115,000	Onslow Water & Sewer Authority, Combined Enterprise Systems Revenue, Series A (NATL-RE), 5.000%, 6/1/18	133,728
1,520,000	Onslow Water & Sewer Authority, Combined Enterprise Systems Revenue, Series B, Callable 6/1/14 @ 100 (XLCA), 5.000%, 6/1/21	1,674,280
1,105,000	Orange County, NC, Public Improvements Project Certificates of Participation, Series A, Callable 4/1/16 @ 100 (AMBAC), 5.000%, 4/1/19	1,241,059
1,030,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL-RE), 5.250%, 6/1/18	1,182,285
1,000,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL-RE), 5.250%, 6/1/19	1,150,900
2,440,000	Pitt County, NC, Pitt County Memorial Hospital Project Refunding Revenue, Callable 11/1/10 @ 100, OID, 5.500%, 12/1/15	2,634,492
2,700,000	Raleigh Durham Airport Authority Refunding Revenue, Series B, 3.000%, 11/1/16	2,848,878
2,150,000	Raleigh Durham Airport Authority Refunding Revenue, Series B1, Callable 5/1/20 @ 100, 5.000%, 11/1/28	2,370,139
3,195,000	Raleigh, NC, Combined Enterprise Systems Revenue, Callable 3/1/14 @ 100, 5.000%, 3/1/31	3,469,930
500,000	Randolph County, NC, Certificates of Participation (AMBAC), 4.250%, 2/1/15	551,990
415,000	Randolph County, NC, Refunding Certificate of Participation (AGM), 5.000%, 6/1/15	472,814
1,400,000	Rockingham County, NC, Certificate of Participation (Assured Guaranty), 5.000%, 4/1/17	1,650,236
1,465,000	Stanly County, NC, Refunding G.O., 5.000%, 2/1/21	1,759,465
110,000	Surry County, NC, Northern Hospital District Revenue, 4.000%, 10/1/10	110,004
1,085,000	Surry County, NC, Northern Hospital District Revenue, Callable 4/1/18 @ 100, OID, 5.500%, 10/1/21	1,135,160
160,000	Surry County, NC, Northern Hospital District Revenue, OID, 4.000%, 10/1/11	162,251
4,610,000	Union County, NC, School Improvements G.O., Series D, Callable 3/1/17 @ 100 (NATL-RE), 5.000%, 3/1/19	5,359,863

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,355,000	University of North Carolina at Wilmington Revenue, Prerefunded 1/1/13 @ 100 (AMBAC), 5.250%, 1/1/21	$1,491,584
1,485,000	University of North Carolina System College Improvements Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.250%, 10/1/24	1,735,000
1,565,000	University of North Carolina System College Improvements Revenue, General Trust Indenture, Series C, 4.250%, 10/1/14	1,718,667
1,005,000	University of North Carolina System College Improvements Revenue, Series A, Callable 10/1/16 @ 100 (NATL-RE), 5.000%, 10/1/17.	1,148,755
500,000	University of North Carolina System College Improvements Revenue, Series B (AMBAC), 4.000%, 4/1/14	538,645
1,160,000	University of North Carolina System College Improvements Revenue, Series B1, 4.000%, 10/1/15	1,289,792
3,260,000	University of North Carolina System College Improvements Revenue, Series B1, Callable 4/1/20 @ 100, 5.250%, 10/1/22	3,819,025
1,975,000	University of North Carolina System College Improvements Revenue, Series B2, 5.000%, 4/1/17	2,307,709
3,000,000	Wake County, NC, Public Improvements G.O., 5.000%, 3/1/12	3,195,120
1,000,000	Wilson, NC, Public Improvements Project Certificates of Participation, Series A (Assured Guaranty), 5.000%, 5/1/16	1,152,090
1,000,000	Winston-Salem, NC, Water & Sewer System Refunding Revenue, Series A, Callable 6/1/17 @ 100, 5.000%, 6/1/19	1,169,530
1,000,000	Winston-Salem, NC, Water & Sewer Systems Refunding Revenue, Callable 6/1/15 @ 100, 5.000%, 6/1/20	1,139,310

	Total Municipal Bonds (Cost $175,849,461)	187,587,361

Shares
INVESTMENT COMPANY (3.2%)
6,295,960	Federated North Carolina Municipal Money Market Portfolio, Institutional Class	6,295,960

	Total Investment Company (Cost $6,295,960)	6,295,960

Total Investments — 99.7% (Cost $182,145,421)		193,883,321
Net Other Assets (Liabilities) — 0.3%		524,229

NET ASSETS — 100.0%		$194,407,550

*   The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2010. The maturity date reflected is the final maturity date.

Continued

BB&T North Carolina Intermediate Tax-Free Fund

  Schedule of Portfolio Investments — (continued)

  September 30, 2010

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

CR — Custodial Receipts

FGIC — Financial Guaranty Insurance Corp.

FHA — Federal Housing Authority

G.O. — General Obligation

HUD — Housing & Urban Development

NATL — National

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

BB&T South Carolina Intermediate Tax-Free Fund

  Schedule of Portfolio Investments

  September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS (94.1%)
	South Carolina (94.1%)
$1,000,000	Beaufort County School District, SC, Refunding G.O., Series A, Callable 3/1/17 @ 100 (AGM, SCSDE), 5.000%, 3/1/27	$1,101,850
615,000	Beaufort County, SC, New River Redevelopment Project Area Tax Increment Revenue, Callable 12/1/12 @ 100 (NATL-RE), 5.500%, 6/1/16	669,606
505,000	Bennettsville, SC, Combined Utility Systems, Refunding & Improvements Revenue, Callable 2/1/14 @ 100 (AMBAC), OID, 3.625%, 2/1/16	532,735
250,000	Camden, SC, Public Utilities Improvements Refunding Revenue (NATL-RE FGIC), OID, 3.500%, 3/1/12	259,175
290,000	Camden, SC, Public Utilities Improvements Refunding Revenue, Callable 3/1/14 @ 100 (NATL-RE FGIC), 5.000%, 3/1/15	321,393
80,000	Cayce, SC, Waterworks & Sewer Revenue Refunding & Improvements Revenue, Series A (XLCA), 4.250%, 7/1/13	86,859
125,000	Cayce, SC, Waterworks & Sewer Revenue Refunding & Improvements Revenue, Series A (XLCA), 4.500%, 7/1/15	140,311
735,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/16	860,038
310,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/17	364,975
465,000	Charleston County, SC, Charleston Public Facilities Corp., Refunding Certificate Participation, Callable 6/1/15 @ 100 (NATL-RE), 5.125%, 6/1/18	523,092
310,000	Charleston County, SC, Hospital Facilities Care Alliance Health Revenue, Series B1 (AGM), 5.000%, 8/15/16	350,157
880,000	Chesterfield County School District, SC, Refunding G.O. (SCSDE), 4.000%, 3/1/16	991,989
400,000	Chesterfield County School District, SC, Refunding G.O. (SCSDE), 4.000%, 3/1/19	450,600
185,000	Coastal Carolina University, SC, Refunding Revenue (XLCA), 4.000%, 6/1/17	201,493
165,000	College of Charleston, SC, Academic & Administrative Facilities Revenue, Series D (XLCA), 4.250%, 4/1/12	172,758
485,000	College of Charleston, SC, Academic & Administrative Facilities Revenue, Series D (XLCA), 4.500%, 4/1/17	542,419
120,000	Colleton County, SC, School Improvements G.O., Callable 11/1/10 @ 100.5 (AGM, State Aid Withholding), OID, 4.200%, 3/1/12	120,936
155,000	Darlington County, SC, Correctional Facilities Improvements G.O., Callable 11/1/10 @ 100 (AMBAC), 4.000%, 3/1/11	155,436
635,000	Dorchester County, SC, Refunding G.O., Callable 4/1/19 @ 100, 3.500%, 4/1/20	683,622
350,000	Dorchester County, SC, Transition Projects G.O., Series A (XLCA), 5.000%, 5/1/14	395,241
345,000	Dorchester County, SC, Transition Projects G.O., Series A (XLCA), 5.000%, 5/1/15	395,463

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$505,000	Dorchester County, SC, Transition Projects G.O., Series A, Callable 5/1/16 @ 100 (XLCA), 4.625%, 5/1/29	$530,184
175,000	Dorchester County, SC, Waterworks Revenue (NATL-RE), 5.000%, 10/1/15	199,920
670,000	Easley, SC, Combined Utility System Refunding Revenue, Callable 12/1/19 @ 100 (Assured Guaranty), 5.000%, 12/1/24	775,183
200,000	Educational Facilities Authority, SC, Wofford College Revenue, Series A, 4.000%, 4/1/15	216,648
125,000	Educational Facilities Authority, SC, Wofford College Revenue, Series A, 4.250%, 4/1/17	136,781
440,000	Fort Mill School Facilities Corp., SC, Installment Purchase Revenue, 5.000%, 12/1/12	471,588
335,000	Fort Mill School Facilities Corp., SC, Installment Purchase Revenue, Callable 12/1/16 @ 100, 5.250%, 12/1/18	370,728
260,000	Georgetown County School District, SC, Refunding G.O., Series B, Callable 3/1/12 @ 102 (AGM, SCSDE), 5.000%, 3/1/16	279,534
750,000	Greenville County, SC, School District Installment Purchase Refunding Revenue, Callable 12/1/16 @ 100, 5.000%, 12/1/22	836,228
250,000	Greenville, SC, Hospital System Board Facilities Revenue, Callable 5/1/11 @ 101 (AMBAC, Endowment Fund Greenville), 5.500%, 5/1/26	254,497
100,000	Greenville, SC, Sewer System Revenue, Callable 4/1/12 @ 100 (NATL-RE), OID, 4.600%, 4/1/15	104,803
380,000	Greenville, SC, Waterworks Revenue, Prerefunded 2/1/13 @ 100, 5.250%, 2/1/19	420,554
445,000	Greenwood County, SC, Self Regional Healthcare Revenue, Callable 10/1/19 @ 100, OID, 4.875%, 10/1/22	465,457
530,000	Greenwood County, SC, Self Regional Healthcare Revenue, Callable 10/1/19 @ 100, OID, 5.000%, 10/1/23	556,527
250,000	Horry County School District, SC, School Improvements G.O., Series A, Prerefunded 3/1/12 @ 100 (SCSDE), 5.375%, 3/1/15	267,670
450,000	Horry County School District, SC, School Improvements G.O., Series B, Callable 3/1/17 @ 100 (NATL-RE SCSDE), 5.000%, 3/1/21	513,464
625,000	Horry County, SC, Correctional Facilities Improvements G.O., Callable 3/1/18 @ 100, OID, 4.125%, 3/1/22	680,206
215,000	Kershaw County, SC, Correctional Facilities Improvements G.O., Series A, Callable 10/1/10 @ 100 (AGM, State Aid Withholding), 4.000%, 4/1/12	215,000
305,000	Kershaw County, SC, Correctional Facilities Improvements G.O., Series A, Callable 10/1/10 @ 100 (AGM, State Aid Withholding), 4.000%, 4/1/13	305,000
500,000	Kershaw County, SC, Public Schools Foundation Installment Power, Refunding Revenue, Kershaw County School District Project (CIFG), 5.000%, 12/1/16	558,425

Continued

BB&T South Carolina Intermediate Tax-Free Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$ 645,000	Lancaster Educational Assistance Program, Inc., Lancaster County School District Project Revenue, Callable 12/1/14 @ 100, 5.250%, 12/1/17	$705,159
415,000	Laurens County School District No. 55, SC, Refunding Revenue, Callable 12/1/15 @ 100, 5.250%, 12/1/24	433,272
825,000	Lexington County, SC, Health Services District Income Hospital Refunding Revenue, 5.000%, 11/1/15	920,948
450,000	Lexington County, SC, Health Services District Income Hospital Refunding Revenue, 5.000%, 11/1/16	503,433
800,000	Lexington County, SC, School District No. 1, Refunding G.O., Callable 3/1/17 @ 100 (SCSDE), 5.125%, 3/1/21	918,808
500,000	Lexington County, SC, School District No. 3, Refunding G.O., Callable 3/1/12 @ 102 (AGM), 5.000%, 3/1/16	536,675
500,000	Medical University Hospital Authority, SC, Refunding Revenue, Series A, 6.000%, 8/15/12	550,620
115,000	Myrtle Beach, SC, Public Improvements G.O., Series A (Assured Guaranty), 5.000%, 3/1/18	138,738
365,000	Myrtle Beach, SC, Recreational Facilities Improvements, Special Tax Revenue, 4.000%, 3/1/19	398,043
100,000	Newberry County, SC, Newberry County Memorial Hospital Refunding Revenue (Radian), OID, 3.500%, 12/1/10	100,125
310,000	Newberry Investing in Children’s Education, SC, Newberry County School District Project Revenue, 5.000%, 12/1/12	328,823
790,000	Newberry Investing in Children’s Education, SC, Newberry County School District Project Revenue, 5.250%, 12/1/14	879,697
750,000	Oconee County, SC, Duke Power Co. Project Refunding Revenue, 3.600%, 2/1/17	790,305
420,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue (NATL-RE), OID, 5.375%, 1/1/25	495,902
830,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue, Series A3, 5.000%, 1/1/16	936,315
385,000	Piedmont Municipal Power Agency, SC, Power System Refunding Revenue, Series A3 (Assured Guaranty), 5.000%, 1/1/18	442,138
1,000,000	Richland County School District No. 1, SC, School Improvements G.O., Callable 3/1/13 @ 101 (AGM, SCSDE), OID, 4.750%, 3/1/24	1,063,350
275,000	Richland County School District No. 1, SC, School Improvements G.O., Callable 3/1/13 @ 101 (AGM, SCSDE), OID, 4.750%, 3/1/27	292,130
500,000	Richland County School District No. 2, SC, School Improvements G.O., Series B, Prerefunded 2/1/13 @ 100 (NATL-RE FGIC, SCSDE), 5.000%, 2/1/21	550,465

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$205,000	Scago Educational Facilities Corp. for Colleton School District, SC, School Improvements Revenue (Assured Guaranty), 5.000%, 12/1/15	$231,560
435,000	Scago Educational Facilities Corp. for Pickens School District, SC, Pickens County Project Revenue (AGM), 5.000%, 12/1/14	497,858
350,000	Scago Educational Facilities Corp. for Pickens School District, SC, Pickens County Project Revenue, Callable 12/1/16 @ 100 (AGM), 5.000%, 12/1/18	397,369
750,000	Scago Educational Facilities Corp. for Pickens School District, SC, Pickens County Project Revenue, Callable 12/1/16 @ 100 (AGM), 5.000%, 12/1/19	842,370
370,000	Scago Public Facilities Corp. for Georgetown County Project, Refunding Revenue, Series A, 4.000%, 12/1/17	391,319
500,000	Scago Public Facilities Corp. for Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/19	562,045
250,000	South Carolina Educational Facilities Authority for Private Nonprofit Institutions of Higher Learning, SC, Furman University Revenue, 5.000%, 10/1/18	293,197
180,000	South Carolina Educational Facilities Authority for Private Nonprofit Institutions, Wofford College Project Revenue, 4.000%, 4/1/15	196,036
190,000	South Carolina Educational Facilities Authority for Private Nonprofit Institutions, Wofford College Project Revenue, 4.000%, 4/1/16	207,119
350,000	South Carolina Jobs-Economic Development Authority, Coastal Housing Foundation Revenue, Series A, OID, 5.500%, 4/1/20	369,600
775,000	South Carolina Jobs-Economic Development Authority, Kershaw County Medical Center Project Revenue, OID, 5.000%, 9/15/18	808,565
250,000	South Carolina Jobs-Economic Development Authority, Refunding & Improvement-AnMed Health Revenue, 5.000%, 2/1/16	278,137
550,000	South Carolina Jobs-Economic Development Authority, Refunding & Improvement-AnMed Health Revenue, Series B (Assured Guaranty), 5.000%, 2/1/19	624,107
110,000	South Carolina Jobs-Economic Development Authority, Refunding & Improvement- Palmetto Health Facilities Revenue, Series C, 6.000%, 8/1/12	117,016
180,000	South Carolina Jobs-Economic Development Authority, Tuomey Medical Center Refunding Revenue (CIFG), 5.000%, 11/1/12	186,336
150,000	South Carolina State Public Service Authority, Electricity Lights & Power Refunding & Improvements Revenue, Series A, Callable 1/1/12 @ 101 (AGM), 5.250%, 1/1/17	158,947
540,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/17 @ 100 (AMBAC), 5.000%, 1/1/23	604,400

Continued

BB&T South Carolina Intermediate Tax-Free Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$140,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/17 @ 100 (AMBAC), 5.000%, 1/1/26	$154,756
525,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/27	589,801
690,000	South Carolina State Public Service Authority, Refunding Revenue, Series B, Callable 1/1/16 @ 100 (NATL-RE), 5.000%, 1/1/22	766,135
450,000	South Carolina Transportation Infrastructure Bank, Highway Improvements Revenue, Series A, Callable 10/1/12 @ 100 (AMBAC), 5.250%, 10/1/21	480,699
750,000	South Carolina Transportation Infrastructure Bank, Highway Improvements Revenue, Series A, Callable 10/1/12 @ 100 (AMBAC), 5.000%, 10/1/25	791,430
115,000	South Carolina Transportation Infrastructure Bank, Highway Improvements Revenue, Series A, Callable 10/1/13 @ 100 (AMBAC), 5.000%, 10/1/14	127,660
305,000	South Carolina Transportation Infrastructure Bank, Junior Lien Revenue, Series B (AMBAC), 5.250%, 10/1/11	318,691
500,000	South Carolina Transportation Infrastructure Bank, Refunding Revenue, Series B (AMBAC), 5.250%, 10/1/15	579,190
450,000	South Carolina Transportation Infrastructure Bank, Transit Improvements Revenue, Series A (XLCA), 5.000%, 10/1/15	515,930
435,000	South Carolina Transportation Infrastructure Bank, Transit Improvements Revenue, Series A, Callable 10/1/16 @ 100 (XLCA), 5.000%, 10/1/22	481,836
350,000	Spartanburg County, SC, Regional Health Services District, Refunding Revenue, Series A (Assured Guaranty), 4.000%, 4/15/16	374,276
500,000	Spartanburg County, SC, Regional Health Services District, Refunding Revenue, Series A, Callable 4/15/18 @ 100 (Assured Guaranty), 5.250%, 4/15/21	556,955
220,000	Sumter, SC, Waterworks & Sewer System Improvements Revenue, Callable 11/1/10 @ 100.5 (AGM), OID, 5.200%, 6/1/18	221,516
250,000	University of South Carolina Revenue, Series A, Callable 5/1/13 @ 100 (AMBAC), OID, 4.750%, 5/1/27	256,783
280,000	York County, SC, G.O., Callable 11/1/16 @ 100, OID, 5.100%, 11/1/21	316,971
370,000	York County, SC, School District No. 1, Refunding G.O., Series A, Callable 3/1/19 @ 100 (SCSDE), 5.000%, 3/1/20	440,263
510,000	York County, SC, School District No. 3, G.O., Callable 3/1/17 @ 100 (AGM, SCSDE), 5.000%, 3/1/22	575,561

	Total Municipal Bonds (Cost $40,468,134)	42,777,925

Shares		Fair Value
INVESTMENT COMPANY (3.6%)

1,628,847	Federated Tax-Free Obligations Fund, Institutional Class	$1,628,847

	Total Investment Company (Cost $1,628,847)	1,628,847

Total Investments — 97.7% (Cost $42,096,981)		44,406,772
Net Other Assets (Liabilities) — 2.3%		1,066,754

NET ASSETS — 100.0%		$45,473,526

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

CIFG — CDC IXIS Financial Guarantee

FGIC — Financial Guaranty Insurance Corp.

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

SCSDE — South Carolina School District Enhancement

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

BB&T Virginia Intermediate Tax-Free Fund

   Schedule of Portfolio Investments

   September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS (97.1%)
	Virginia (97.1%)
$1,000,000	Alexandria, VA, Public Improvements G.O., Series A, 5.000%, 6/15/16	$1,194,880
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,237,060
1,000,000	Arlington County, VA, Industrial Development Authority, VA Hospital Center Arlington Health System Refunding Revenue, 5.000%, 7/1/18	1,135,160
1,095,000	Arlington County, VA, Refunding & Improvements G.O., Prerefunded 5/15/14 @ 100, 5.000%, 5/15/15	1,260,816
1,100,000	Chesapeake Bay Bridge & Tunnel District, General Resolution Refunding Revenue (BHAC-CR NATL-RE), 5.500%, 7/1/25	1,324,202
2,100,000	Chesapeake Economic Development Authority, Pollution Control Refunding Revenue, 3.600%, 2/1/32*	2,183,853
1,805,000	Chesapeake Hospital Authority, VA, Chesapeake General Hospital Refunding Revenue, Series A, Callable 7/1/14 @ 101, 5.250%, 7/1/17	1,961,493
1,100,000	Chesterfield County, VA, Economic Development Authority, Electric & Power Refunding Revenue, Series A, Callable 5/1/19 @ 100, 5.000%, 5/1/23	1,216,270
2,325,000	Chesterfield County, VA, Refunding Public Improvements G.O., 5.000%, 1/1/14	2,641,107
725,000	Danville, VA, Refunding G.O., Series A, Callable 3/1/19 @ 100 (Assured Guaranty State Aid Withholding), 5.000%, 3/1/21	844,473
650,000	Danville, VA, Refunding G.O., Series A, Callable 3/1/19 @ 100 (Assured Guaranty State Aid Withholding), 5.000%, 3/1/22	749,840
1,750,000	Dinwiddie County, VA, Industrial Development Authority Refunding Revenue, Series B, Callable 2/15/14 @ 100 (NATL-RE), 5.000%, 2/15/24	1,814,733
1,000,000	Fairfax County, VA, Industrial Development Authority, Inova Health System Project Refunding Revenue (AGM-CR), OID, 5.250%, 8/15/19	1,143,620
795,000	Fairfax County, VA, Industrial Development Authority, Inova Health Systems Project Refunding Revenue, Series C, 5.000%, 5/15/18	921,413
1,120,000	Fairfax County, VA, Redevelopment & Housing Authority Refunding Revenue, 3.500%, 10/1/18	1,225,874
1,500,000	Fredericksburg Economic Development Authority, MediCorp Health System Obligation Refunding Revenue, 5.000%, 6/15/16	1,660,725
1,150,000	Fredericksburg Economic Development Authority, MediCorp Health System Obligation Refunding Revenue, 5.000%, 6/15/17	1,271,831
1,000,000	Fredericksburg Economic Development Authority, MediCorp Health System Obligation Refunding Revenue, 5.250%, 6/15/19	1,125,620

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,390,000	Henrico County, VA, Economic Development Authority, Virginia United Methodist Refunding Revenue, Series A, Prerefunded 6/1/12 @100, OID, 6.700%, 6/1/27	$1,528,235
1,000,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/14	1,166,280
1,000,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/15	1,186,310
1,020,000	Loudoun County, VA, Public Improvements G.O., Series B (State Aid Withholding), 5.000%, 12/1/16	1,226,927
1,000,000	Loudoun County, VA, Sanitation Authority, Water Utility Improvements Revenue (AGM), 5.750%, 1/1/11	1,013,830
580,000	Middlesex County, VA, Industrial Development Authority Refunding Revenue, Callable 8/1/14 @ 101 (NATL-RE), 4.000%, 8/1/20	589,582
1,465,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/27	1,670,979
1,285,000	Montgomery County, VA, Industrial Development Authority Revenue, 5.000%, 2/1/18	1,496,344
1,000,000	Montgomery County, VA, Industrial Development Authority, Public Projects Revenue, Callable 2/1/18 @ 100, 5.000%, 2/1/24	1,107,720
2,500,000	New River Valley Regional Jail Authority, Grant Anticipation Notes Correctional Facility Improvements Revenue, Callable 11/1/10 @ 100, 4.000%, 4/1/11	2,529,225
1,155,000	Newport News Industrial Development Authority, Public Improvements Revenue, Series A, Callable 1/15/16 @ 100, 5.250%, 1/15/25	1,280,040
1,105,000	Newport News, VA, Refunding G.O., Series B, (State Aid Withholding), 5.000%, 2/1/15	1,285,601
1,000,000	Newport News, VA, Refunding Public Improvements-Water G.O., Series B, 5.250%, 7/1/21	1,244,490
1,000,000	Norfolk, VA, Parking Systems Refunding Revenue, Series B (AMBAC), 5.000%, 2/1/13	1,059,090
1,030,000	Norfolk, VA, Water Utility Improvements Refunding Revenue, Callable 11/1/10 @ 100 (AGM), 5.125%, 11/1/11	1,034,202
1,000,000	Norfolk, VA, Water Utility Improvements Revenue, Callable 11/1/18 @ 100, 5.000%, 11/1/23	1,154,040
400,000	Northern Virginia Transportation District Commission, VA, Commuter Rail Refunding Revenue, Virginia Railway Express Project, Callable 11/1/10 @ 100 (AGM), 5.375%, 7/1/14	401,448
1,000,000	Pittsylvania County, VA, Refunding G.O., Series B, 3.000%, 3/1/16	1,061,260
1,000,000	Pittsylvania County, VA, School Improvements G.O., Series B, 5.000%, 2/1/19	1,180,520

Continued

BB&T Virginia Intermediate Tax-Free Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,320,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.200%, 2/1/20	$1,558,656
1,775,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.375%, 2/1/21	2,096,737
1,440,000	Portsmouth, VA, Refunding G.O., Series B, Callable 7/15/19 @ 100, 5.250%, 7/15/23	1,704,442
925,000	Prince William County, VA, Industrial Development Authority Potomac Hospital Corporation Revenue, Callable 10/1/13 @ 102, 5.500%, 10/1/18	978,696
2,370,000	Prince William County, VA, Lease Refunding Certificate of Participation, 3.500%, 10/1/18	2,524,974
825,000	Prince William County, VA, Service Authority, Water & Sewer Systems Refunding Revenue, Callable 7/1/13 @ 102, 5.000%, 7/1/14	933,091
955,000	Richmond Metropolitan Authority, VA, Expressway Refunding Revenue (NATL-RE FGIC), 5.250%, 7/15/15	1,091,508
1,490,000	Richmond Metropolitan Authority, VA, Expressway Refunding Revenue (NATL-RE FGIC), 5.250%, 7/15/16	1,722,559
880,000	Riverside, VA, Regional Jail Authority Refunding Revenue, Callable 7/1/13 @ 101 (NATL-RE), 5.000%, 7/1/17	949,054
1,000,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/15	1,070,980
885,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/20	921,692
1,050,000	Southampton County, VA, Industrial Development Authority, Public Facilities Lease Revenue, Series A, Callable 4/1/16 @ 100 (CIFG), 5.000%, 4/1/19	1,146,495
1,000,000	Spotsylvania County, VA, Public Improvements G.O., Callable 1/15/16 @ 100 (AGM), 5.000%, 1/15/17	1,165,420
2,925,000	Spotsylvania County, VA, Refunding G.O. (AGM), 5.500%, 7/15/12	3,191,848
1,420,000	Spotsylvania County, VA, Water & Sewer System Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/28	1,608,335
375,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program B Revenue (CIFG), OID, 4.250%, 8/1/15	399,491
170,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), 4.000%, 8/1/15	185,448
330,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), OID, 4.000%, 8/1/17	358,928

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$ 600,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program Revenue (XLCA), OID, 4.000%, 8/1/18	$647,694
765,000	Stafford County & Staunton Industrial Development Authority, VA, Virginia Municipal League Association Counties Program, Public Improvements Revenue, Series B (XLCA), 5.000%, 8/1/16	853,572
1,000,000	Suffolk, VA, Public Improvements Refunding G.O., Callable 12/1/15 @100, 5.000%, 12/1/18	1,151,920
1,300,000	Suffolk, VA, Public Improvements Refunding G.O., Series A (NATL-RE), 5.000%, 2/1/16	1,532,830
2,425,000	Suffolk, VA, Public Improvements Refunding G.O., Series A (NATL-RE), 5.000%, 2/1/17	2,887,011
2,175,000	Tobacco Settlement Financing Corp., VA, Asset-Backed Revenue, Callable 6/1/12 @ 100, OID, 5.500%, 6/1/26	2,454,183
420,000	Tobacco Settlement Financing Corp., VA, Asset-Backed Revenue, Prerefunded 6/1/15 @ 100, OID, 5.625%, 6/1/37	503,467
1,650,000	Virginia Beach, VA, Public Improvements G.O., Prerefunded 6/1/19 @ 100, 5.000%, 6/1/20	2,033,889
2,000,000	Virginia Beach, VA, Public Improvements G.O., Prerefunded 6/1/19 @ 100, 5.000%, 6/1/22	2,465,320
2,000,000	Virginia College Building Authority, 21st Century College Program Refunding Revenue, Series B, 5.250%, 2/1/13	2,216,200
750,000	Virginia College Building Authority, Public Higher Education Financing Program Revenue, 21St Century College & Equipment, Series A, Callable 2/1/18 @ 100, 5.000%, 2/1/21	867,593
1,040,000	Virginia College Building Authority, Public Higher Education Financing Program Revenue, Series A, Callable 9/1/15 @ 100, 5.000%, 9/1/22	1,171,591
1,525,000	Virginia Commonwealth, Public Improvements G.O., Series B, 5.000%, 6/1/17	1,838,662
1,370,000	Virginia Commonwealth, Refunding G.O., Series B, 5.000%, 6/1/14	1,575,760
1,525,000	Virginia Housing Development Authority, Commonwealth Mortgage Single Family Housing-State Revenue, Series A1, Callable 7/1/19 @ 100 (G.O. of Authority), 4.600%, 7/1/25	1,608,067
1,500,000	Virginia Housing Development Authority, Homeownership Mortgage Single Family Housing-State Revenue, Series A, 3.900%, 3/1/19	1,565,655
2,240,000	Virginia Public Building Authority, Public Facilities Refunding Revenue, Series A, 5.000%, 8/1/11	2,328,099
1,000,000	Virginia Public Building Authority, Virginia Public Facilities Building Revenue, Series A, Callable 8/1/17 @ 100 (NATL-RE), 5.000%, 8/1/18	1,182,210

Continued

BB&T Virginia Intermediate Tax-Free Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$1,000,000	Virginia Public School Authority, School Financing 1997 Resolution Revenue, Series B, Callable 8/1/17 @100 (NATL-RE), 5.000%, 8/1/26	$ 1,118,160
1,360,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue, Callable 10/1/17 @ 100, 4.750%, 10/1/24	1,524,546
1,000,000	Virginia Resources Authority, State Revolving Fund Refunding Revenue, 5.500%, 10/1/17	1,239,300
65,000	Virginia Resources Authority, State Revolving Fund Revenue, 5.250%, 10/1/15	77,815
1,835,000	Virginia Small Business Financing Authority, Sentara Healthcare Refunding Revenue, 4.000%, 11/1/16	1,997,049
525,000	Virginia Small Business Financing Authority, Sentara Healthcare Refunding Revenue, Callable 5/1/20 @ 100, OID, 4.000%, 11/1/20	556,752
2,000,000	York County, VA, Economic Development Authority, Electric & Power Refunding Revenue, Series A, 4.050%, 5/1/33*	2,132,880

	Total Municipal Bonds (Cost $101,327,770)	109,267,672

Shares
INVESTMENT COMPANY (4.1%)
4,636,555	Federated Virginia Municipal Money Market Portfolio, Institutional Class	4,636,555

	Total Investment Company (Cost $4,636,555)	4,636,555

Total Investments — 101.2% (Cost $105,964,325)		113,904,227
Net Other Assets (Liabilities) — (1.2)%		(1,398,690)

NET ASSETS — 100.0%		$112,505,537

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2010. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

BHAC — Berkshire Hathaway Insurance Corp.

CIFG — CDC IXIS Financial Guarantee

CR — Custodial Receipts

FGIC — Financial Guaranty Insurance Corp.

G.O. — General Obligation

NATL — National

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying notes to the financial statements.

BB&T West Virginia Intermediate Tax-Free Fund

    Schedule of Portfolio Investments

    September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS (95.6%)
	West Virginia (95.6%)
$1,000,000	Beckley, WV, University Facilities Revenue, Bond Anticipation Notes, Mountain State University, Callable 11/1/10 @ 100, 3.500%, 12/17/10	$1,000,160
1,250,000	Berkeley County Board of Education, WV, School Improvements G.O., Callable 5/1/12 @ 101 (NATL-RE FGIC), 5.000%, 5/1/16	1,337,887
275,000	Berkeley County, WV, Building Commission Lease Revenue, County Facilities Projects, Callable 12/1/15 @ 100, 5.250%, 12/1/25	281,864
425,000	Berkeley County, WV, Building Commission Lease Revenue, County Facilities Projects, Callable 12/1/15 @ 100, 5.500%, 12/1/29	434,932
975,000	Berkeley County, WV, Public Service Sewer District Revenue, Series A, Callable 3/1/15 @ 100, 5.000%, 3/1/22	1,020,942
670,000	Braxton County, WV, Board of Education Public Schools Improvements G.O., Callable 5/1/18 @ 100 (AGM), 5.000%, 5/1/23	758,694
1,110,000	Brooke County, WV, Board of Education School Improvements G.O., Callable 5/1/11 @ 100 (NATL-RE FGIC), 5.000%, 5/1/16	1,136,651
1,450,000	Cabell County, WV, Board of Education School Improvements G.O. (NATL-RE), 5.000%, 5/1/16	1,703,953
490,000	Cabell, Putnam & Wayne Counties, WV, State Housing Revenue (FGIC), 7.375%, 4/1/11	506,969
1,030,000	Charleston, WV, Urban Renewal Authority, Public Improvements Lease Revenue, Callable 10/26/10 @ 103 (AGM), 5.250%, 12/15/18	1,064,433
2,280,000	Clarksburg, WV, Water Refunding Revenue, Callable 9/1/12 @ 101 (NATL-RE FGIC), 5.250%, 9/1/19	2,445,574
900,000	Fairmont State College, WV, University & College Improvements Revenue, Series A, Callable 6/1/13 @ 100 (NATL-RE FGIC), 5.250%, 6/1/22	939,411
680,000	Fairmont, WV, Waterworks Refunding Revenue, Callable 11/1/10 @ 100 (NATL-RE), OID, 5.375%, 7/1/13	682,210
2,050,000	Greenbrier County, WV, Board of Education Public Schools Improvements G.O. (AGM), 5.000%, 5/1/18	2,437,019
1,030,000	Greenbrier County, WV, Commission Tax Increment Revenue, White Sulphur Springs Project 1-A, Callable 6/1/15 @ 100, 6.000%, 6/1/18	1,064,979
1,320,000	Harrison County, WV, County Commission Tax Allocation Refunding Revenue, Charles Pointe Project No. 2, Series A, Callable 6/1/18 @ 100, 6.500%, 6/1/23	1,242,833
445,000	Harrison County, WV, County Commission Tax Allocation Refunding Revenue, Charles Pointe Project No. 2, Series B, OID, 5.500%, 6/1/13	435,909
690,000	Logan County, WV, 1st Mortgage-Logan County Health Revenue, 8.000%, 12/1/16	837,053

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,000,000	Mason County, WV, Appalachian Power Co. Project Refunding Revenue, Series K, Callable 11/1/10 @ 101 (AMBAC), 6.050%, 12/1/24	$1,012,530
3,040,000	Monongalia County, WV, Board of Education G.O., Callable 5/1/14 @ 101 (NATL-RE), OID, 5.000%, 5/1/33	3,213,979
1,660,000	Monongalia County, WV, Building Commission, Monongalia General Hospital Revenue, Series A, Callable 7/1/15 @ 100, 5.250%, 7/1/20	1,731,380
600,000	Morgantown, WV, Custodial Receipts Revenue, OID, 4.375%, 7/15/24	601,350
1,205,000	Ohio County, WV, County Commission Sewage System, Fort Henry Centre Tax Allocation Revenue, District A, 5.350%, 6/1/17	1,199,565
420,000	Ohio County, WV, Board of Education, Refunding G.O., Callable 12/1/10 @ 100 (NATL-RE-IBC), OID, 5.000%, 6/1/13	421,470
250,000	Ohio County, WV, Board of Education, Refunding G.O., Callable 12/1/10 @ 100 (NATL-RE-IBC), OID, 5.125%, 6/1/18	250,755
1,030,000	Ohio County, WV, County Commission Sewage System, Fort Henry Centre Tax Allocation Revenue, District A, Callable 6/1/17 @ 100, 5.625%, 6/1/22	1,019,072
1,190,000	Parkersburg, WV, Combined Waterworks & Sewer Systems Refunding Revenue, Series C (NATL-RE FGIC), 5.000%, 9/1/14	1,305,668
1,330,000	Parkersburg, WV, Combined Waterworks & Sewer Systems Refunding Revenue, Series C (NATL-RE FGIC), 5.000%, 9/1/15	1,469,357
2,100,000	Pleasants County, WV, Industrial Development, Monongahela Power Co. Refunding Revenue, Series C, Callable 11/1/10 @ 100 (AMBAC), 6.150%, 5/1/15	2,103,927
2,105,000	Putnam County, WV, Board of Education G.O., 4.000%, 5/1/19	2,369,072
1,475,000	Putnam County, WV, Board of Education G.O., Callable 5/1/20 @ 100, 4.000%, 5/1/22	1,609,137
1,400,000	Shepherd University Board of Governors, WV, Residence Facilities Projects Revenue, Callable 6/1/15 @ 100 (NATL-RE), 5.000%, 6/1/25	1,482,866
1,000,000	Shepherd University Board of Governors, WV, Shepherd University Wellness Center Project Revenue, Callable 12/1/17 @ 100 (NATL-RE), 5.000%, 6/1/22	1,104,010
1,195,000	West Virginia Commissioner of Highways, Surface Transportation Improvements Revenue, Series A (AGM), 5.000%, 9/1/14	1,372,792
2,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A (NATL-RE), 5.500%, 6/1/12	2,151,760
1,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @ 101 (NATL-RE), 5.500%, 6/1/13	1,074,000

Continued

BB&T West Virginia Intermediate Tax-Free Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @ 101 (NATL-RE), 5.500%, 6/1/15	$1,072,460
1,000,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @ 101 (NATL-RE), 5.500%, 6/1/18	1,070,830
1,040,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @ 101 (NATL-RE), 5.500%, 6/1/19	1,111,604
1,520,000	West Virginia Economic Development Authority, Correctional Juvenile & Public Lease Revenue, Series A, Callable 6/1/12 @ 101 (NATL-RE), OID, 5.000%, 6/1/26	1,572,683
1,000,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue, Ohio Power Co. Amos Project, Series A, 3.125%, 3/1/43*	1,016,200
240,000	West Virginia Economic Development Authority, State Energy Savings Project Lease Revenue, 4.250%, 6/1/12	252,252
155,000	West Virginia Economic Development Authority, State Energy Savings Project Lease Revenue, Callable 6/1/15 @ 100, 4.750%, 6/1/21	165,165
2,300,000	West Virginia Economic Development Authority, State Office Building & Parking Lot Lease Revenue, Series A, Callable 8/1/19 @ 100, OID, 4.750%, 8/1/29	2,437,770
1,250,000	West Virginia Economic Development Authority, State Office Building Lease Revenue, Series A, Callable 10/1/11 @ 101, 5.000%, 10/1/15	1,307,175
695,000	West Virginia Higher Education Policy Commission, Community & Technical Capital Improvements Revenue, Series A, 4.000%, 7/1/19	750,628
385,000	West Virginia Higher Education Policy Commission, Community & Technical Capital Improvements Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/20	439,096
820,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B (NATL-RE FGIC), 5.000%, 4/1/14	911,135
1,050,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B, Callable 4/1/14 @ 100 (NATL-RE FGIC), 5.000%, 4/1/16	1,155,672
1,810,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B, Callable 4/1/14 @ 100 (NATL-RE FGIC), 5.000%, 4/1/23	1,980,593
2,490,000	West Virginia Higher Education Policy Commission, Higher Education Facilities Refunding Revenue, Series B, Callable 4/1/14 @ 100 (NATL-RE FGIC), 5.000%, 4/1/34	2,539,626
550,000	West Virginia School Building Authority Excess, Lottery Revenue, 5.000%, 7/1/16	640,365

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,525,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (NATL-RE FGIC), 5.000%, 7/1/15	$1,741,885
2,100,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A (NATL-RE FGIC), 5.000%, 7/1/16	2,421,552
1,935,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL-RE FGIC), 5.000%, 7/1/18	2,205,397
1,535,000	West Virginia School Building Authority, Capital Improvements Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL-RE FGIC), 5.000%, 7/1/19	1,730,835
100,000	West Virginia School Building Authority, Capital Improvements Revenue (NATL-RE), 5.250%, 1/1/14	112,573
1,150,000	West Virginia School Building Authority, Capital Improvements Revenue (NATL-RE), 5.250%, 7/1/14	1,313,783
1,300,000	West Virginia School Building Authority, Excess Lottery Revenue, 5.000%, 7/1/18	1,523,717
1,705,000	West Virginia School Building Authority, Excess Lottery Revenue, Callable 7/1/18 @ 100, OID, 5.000%, 7/1/27	1,856,711
2,000,000	West Virginia School Building Authority, Excess Lottery Revenue, Series B, Callable 7/1/20 @ 100, 5.000%, 7/1/30	2,160,080
1,535,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A (AMBAC), 5.375%, 7/1/21	1,748,135
640,000	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Inc. Revenue, Series A, OID, 6.500%, 9/1/16	778,784
2,000,000	West Virginia State Hospital Finance Authority, Charleston Refunding & Improvements Revenue, Series A, 5.000%, 9/1/19	2,198,640
1,250,000	West Virginia State Hospital Finance Authority, Linked Bears & Bulls Refunding Revenue, Callable 11/1/10 @ 100 (NATL-RE), 6.100%, 1/1/18	1,253,400
500,000	West Virginia State Hospital Finance Authority, United Health System Refunding Revenue, Series C, 5.000%, 6/1/18	543,730
845,000	West Virginia State Hospital Finance Authority, Vy Health System Obligation Revenue, Callable 1/1/15 @ 100, OID, 5.000%, 1/1/24	860,801
785,000	West Virginia State Hospital Finance Authority, West Virginia United Health System Refunding Revenue, Series E, Callable 12/1/18 @ 100, OID, 5.375%, 6/1/28	821,094
1,000,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL-RE FGIC G.O. of Authority), 5.250%, 5/15/12	1,070,410
825,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL-RE FGIC G.O. of Authority), 5.250%, 5/15/17	974,737

Continued

BB&T West Virginia Intermediate Tax-Free Fund

    Schedule of Portfolio Investments — (continued)

    September 30, 2010

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$ 420,000	West Virginia University, Projects Improvement Revenue, Series C, Callable 10/1/14 @ 100 (NATL-RE FGIC), 5.000%, 10/1/22	$464,797
285,000	West Virginia University, Projects Refunding Revenue, Series B, Callable 10/1/14 @ 100 (NATL-RE FGIC), 5.000%, 10/1/21	317,037
955,000	West Virginia University, Projects Revenue, Series A (NATL-RE), 5.250%, 4/1/28	1,108,163
565,000	West Virginia Water Development Authority, Infrastructure Jobs Refunding Revenue, Series A, Callable 10/1/16 @ 100 (AGM), 5.000%, 10/1/26	611,161
540,000	West Virginia Water Development Authority, Infrastructure Jobs Revenue, Series A, Callable 10/1/16 @ 100 (AGM), 4.750%, 10/1/23	583,546
1,110,000	West Virginia Water Development Authority, Loan Program II Refunding Revenue, Series B, Callable 11/1/13 @ 101 (AMBAC), 5.250%, 11/1/23	1,177,532
890,000	West Virginia Water Development Authority, Loan Programs Refunding Revenue, Series A1, Callable 11/1/12 @ 102 (AMBAC), 5.250%, 11/1/23	938,283
2,090,000	West Virginia, State Road Refunding G.O. (NATL-RE FGIC), 5.000%, 6/1/15	2,440,974

	Total Municipal Bonds (Cost $90,982,822)	96,205,174

Shares		Fair Value
INVESTMENT COMPANY (3.8%)
3,804,905	Federated Tax-Free Obligations Fund, Institutional Class	$3,804,905

	Total Investment Company (Cost $3,804,905)	3,804,905

Total Investments — 99.4% (Cost $94,787,727)		100,010,079
Net Other Assets (Liabilities) — 0.6%		608,322

NET ASSETS — 100.0%		$100,618,401

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2010. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

FGIC — Financial Guaranty Insurance Corp.

G.O. — General Obligation

IBC — Insured Bond Certificates

NATL — National

OID — Original Issue Discount

RE — Reinsurance

See accompanying notes to the financial statements.

BB&T National Tax-Free Money Market Fund

   Schedule of Portfolio Investments

   September 30, 2010

Principal Amount		Amortized Cost
MUNICIPAL BONDS (100.0%)
	Arizona (5.3%)
$2,750,000	Arizona School Facilities Board, Certificate of Participation, Series 3199X, Callable 9/1/18 @ 100 (AGC-ICC), 0.280%, 10/7/10*(a)	$2,750,000
500,000	Clipper Tax-Exempt Certificate Trust Revenue, Series 2009-33, 0.270%, 10/7/10*(a)	500,000
5,000,000	Salt River Project Agricultural Improvement & Power District, Electric System Refunding Revenue, Callable 1/1/16 @ 100, 0.270%, 10/7/10*(a)	5,000,000

		8,250,000

	Colorado (5.4%)
2,000,000	Centerra Metropolitan District No. 1 Refunding Revenue, Callable 11/1/10 @ 100 (U.S. Bank N.A.), 0.270%, 10/6/10*	2,000,000
4,800,000	Colorado Educational & Cultural Facilities Authority, Fuller Theological Project Revenue (Keybank N.A.), 0.370%, 10/7/10*	4,800,000
1,600,000	Thornton, CO, Kroger Co. Industrial Development Refunding Revenue (U.S. Bank N.A.), 0.370%, 10/7/10*	1,600,000

		8,400,000

	Connecticut (1.3%)
2,000,000	Stafford, CT, G.O. Bond Anticipation Notes Cash Flow Management, 1.500%, 8/8/11	2,014,730

	District of Columbia (0.8%)
1,250,000	District of Columbia, Public Welfare Foundation Project Revenue (Suntrust Bank), 0.620%, 10/6/10*	1,250,000

	Florida (5.0%)
3,800,000	Florida Municipal Power Agency, All Requirements Power Refunding Revenue, Series E (Suntrust Bank), 0.350%, 10/1/10*	3,800,000
4,000,000	Orange County, FL, Industrial Development Authority, Catholic Diocese Project Revenue (Suntrust Bank), 0.620%, 10/6/10*	4,000,000

		7,800,000

	Georgia (21.0%)
2,725,000	Atlanta, GA, Water & Waste Water Revenue, Floating Rate Trust Receipts, Series K2 (AGM), 0.290%, 10/7/10*(a)	2,725,000
2,075,000	Columbus Downtown Development Authority, GA, Foundation Properties, Inc. Refunding Revenue (Columbus Bank & Trust), 0.270%, 10/7/10*	2,075,000
2,385,000	Dalton, GA, Development Authority Revenue, Hamilton Health System Project, Series B (Bank of America N.A.), 0.320%, 10/7/10*	2,385,000
5,400,000	De Kalb County, GA, Housing Authority Refunding Revenue, Timber Trace Apartments Project (Freddie Mac), 0.320%, 10/7/10*	5,400,000
5,075,000	Fayette County, GA, Hospital Authority, Fayette Community Hospital Refunding Revenue (FHLB), 0.260%, 10/6/10*	5,075,000
1,700,000	Fulton County, GA, Development Authority Refunding Revenue, 0.450%, 10/15/10*	1,700,000

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)
	Georgia — (continued)
$4,700,000	Fulton County, GA, Development Authority, Educational Facilities Refunding Revenue, The Donnellan School, Inc. Project (Bank of New York), 0.370%, 10/7/10*	$4,700,000
4,650,000	Main Street Natural Gas, Inc., GA, Gas Project Revenue, Series A (Royal Bank of Canada), 0.270%, 10/7/10*	4,650,000
3,950,000	Roswell Housing Authority, Multifamily Housing Refunding Revenue, Belcourt Ltd. Project, Series A (Northern Trust Company), 0.270%, 10/6/10*	3,950,000

		32,660,000

	Illinois (5.5%)
2,525,000	Illinois Finance Authority, IL, National Louis University Refunding Revenue, Series A (JP Morgan Chase Bank), 0.300%, 10/7/10*	2,525,000
4,000,000	Illinois Finance Authority, IL, Swedish Conevant Refunding Revenue, Series A (LaSalle Bank N.A.), 0.300%, 10/6/10*	4,000,000
2,000,000	Will County, IL, University of St. Francis Project Revenue (Fifth Third Bank), 0.440%, 10/1/10*	2,000,000

		8,525,000

	Missouri (1.8%)
2,700,000	Missouri State Health & Educational Facilities Authority, MO, Dialsis Clinic, Inc. Project Revenue (Suntrust Bank), 0.670%, 10/6/10*	2,700,000

	New Jersey (1.9%)
3,000,000	Madison Borough, NJ, G.O. Bond Anticipation Notes Cash Flow Management, 1.000%, 1/21/11	3,004,585

	Ohio (20.2%)
2,000,000	Brecksville, OH, G.O. Bond Anticipation Notes Cash Flow Management, 1.500%, 6/15/11	2,010,477
1,300,000	Butler County, OH, G.O. Bond Anticipation Notes Cash Flow Management, Callable 11/1/10 @ 100, 0.650%, 8/4/11	1,300,000
1,475,000	Cleveland, OH, Waterworks Refunding Revenue, Series Q (Bank of America N.A.), 0.260%, 10/7/10*	1,475,000
2,410,000	Cuyahoga County, OH, Magnificat High School Project Revenue (Fifth Third Bank), 0.510%, 10/7/10*	2,410,000
3,240,000	Greene County, OH, Medical Health System, Inc. Refunding Revenue, Series A (JP Morgan Chase Bank), 0.370%, 10/7/10*	3,240,000
3,000,000	Lakewood City, OH, G.O. Bond Anticipation Notes Cash Flow Management, 1.000%, 4/13/11	3,005,532
2,500,000	Ohio Air Quality Development Authority, OH, Ohio Valley Electric Corp. Project Revenue, Series B (Bank of Nova Scotia), 0.240%, 10/6/10*	2,500,000
1,000,000	Painesville City, OH, G.O. Bond Anticipation Notes Cash Flow Management, 2.000%, 8/9/11	1,010,174

Continued

BB&T National Tax-Free Money Market Fund

   Schedule of Portfolio Investments — (continued)

   September 30, 2010

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)
	Ohio — (continued)
$1,220,000	Rossford City, OH, G.O. Bond Anticipation Notes Cash Flow Management, 1.150%, 4/15/11	$1,222,930
5,240,000	Summit County, OH, Western Reserve Academy Project Revenue (Keybank N.A.), 0.350%, 10/7/10*	5,240,000
2,990,000	University of Cincinnati, OH, Bond Anticipation Refunding Revenue Notes, 1.500%, 7/21/11	3,011,458
5,000,000	Williams County, OH, Community Hospitals & Wellness Center Revenue (Fifth Third Bank), 0.440%, 10/1/10*	5,000,000

		31,425,571

	South Carolina (4.0%)
2,000,000	Greenville Hospital System Board, SC, Hospital Facilities Refunding Revenue, Series C (Bank of America N.A., Endowment Fund Greenville), 0.290%, 10/7/10*	2,000,000
4,125,000	South Carolina Jobs Economic Development Authority, SC, Woodhead LLC Project Revenue, Series A (FHLB), 0.370%, 10/7/10*	4,125,000

		6,125,000

	Tennessee (3.9%)
6,100,000	Hendersonville, TN, Industrial Development Board, Educational Facilities Revenue, Pope John Paul II High School (Suntrust Bank N.A.), 0.620%, 10/6/10*	6,100,000

	Texas (2.2%)
3,445,000	Houston Higher Education Finance Corp., TX, University & College Improvements Revenue, Tierwester Oaks, Series A (Bank of New York), 1.100%, 10/1/10*	3,445,000

	Utah (3.6%)
2,500,000	Riverton, UT, Hospital Puttable Revenue, Series 1762, 0.270%, 10/7/10*(a)	2,500,000
3,125,000	Utah Housing Corp., UT, Timbergate Local Multifamily Housing Revenue, Series A (Freddie Mac), 0.280%, 10/7/10*	3,125,000

		5,625,000

	Vermont (1.0%)
1,500,000	Vermont Economic Development Authority, VT, Green Mountain College Revenue, Series A (Keybank N.A.), 0.350%, 10/7/10*	1,500,000

	Virginia (7.4%)
650,000	Albemarle County, VA, Economic Development Authority, Martha Jefferson Hospital Revenue, Series C (Wells Fargo Bank N.A.), 0.280%, 10/1/10*	650,000
1,500,000	Hampton, VA, Redevelopment & Housing Authority, Multifamily Housing Refunding Revenue, Township Apartments Project (Fannie Mae), 0.270%, 10/6/10*	1,500,000
5,400,000	James City County, VA, Industrial Development Authority, Riverside Health Systems Revenue, 0.370%, 10/6/10*	5,400,000

Principal Amount		Amortized Cost
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$2,100,000	Loudoun County, VA, Industrial Development Authority, Howard Hughes Medical Institute Revenue, Series F, 0.230%, 10/6/10*	$2,100,000
1,800,000	Peninsula Ports Authority, VA, Health Systems Refunding Revenue, Riverside Health Systems Project, 0.300%, 10/6/10*	1,800,000

		11,450,000

	Washington (7.4%)
5,645,000	Washington Economic Development Finance Authority, WA, Northwest Center Project Revenue, Series A (Keybank N.A.), 0.350%, 10/7/10*	5,645,000
5,900,000	Washington State Housing Finance Commission, WA, Forest Ridge School Nonprofit Revenue, Series A (Keybank N.A.), 0.350%, 10/7/10*	5,900,000

		11,545,000

	Wisconsin (2.3%)
2,000,000	New Richmond School District, WI, Bond Anticipation Revenue Notes, Series B, Callable 11/10/10 @ 100, 1.750%, 5/10/11	2,005,492
1,600,000	Wisconsin Health & Educational Facilities Authority, Capitol Lakes, Inc. Revenue, Series B (U.S. Bank N.A.), 0.290%, 10/7/10*	1,600,000

		3,605,492

	Total Municipal Bonds (Cost $155,425,378)	155,425,378

Shares		Fair Value
INVESTMENT COMPANY (0.0%)
17,931	SEI Institutional Tax Free Fund	17,931

	Total Investment Company (Cost $17,931)	17,931

Total Investments — 100.0% (Cost $155,443,309)		155,443,309
Net Other Assets (Liabilities) — 0.0%		45,522

NET ASSETS — 100.0%		$155,488,831

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2010. The maturity date reflected is the next reset date.
(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities or a portion of these securities to be liquid.

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

FHLB — Federal Home Loan Bank

ICC — Insured Custody Certificate

G.O. — General Obligation

N.A. — North America

See accompanying notes to the financial statements.

BB&T Prime Money Market Fund

    Schedule of Portfolio Investments

    September 30, 2010

Principal Amount		Amortized Cost
ASSET BACKED SECURITIES (5.0%)
$ 8,551,783	AmeriCredit Automobile Receivables Trust, Series 2010-B, Class A1, 0.377%, 9/6/11	$8,551,783
14,000,000	Arkle Master Issuer PLC, Series 2010-1A, Class 1A, 0.457%, 10/18/10*(a)	14,000,000
1,204,393	Hyundai Auto Receivables Trust, Series 2010-A, Class A1, 0.398%, 5/16/11	1,204,393
5,000,000	Hyundai Auto Receivables Trust, Series 2010-B, Class A1, 0.371%, 9/15/11	5,000,000

	Total Asset Backed Securities (Cost $28,756,176)	28,756,176

CERTIFICATES OF DEPOSIT (14.7%)
	Banks (14.7%)
24,000,000	Bank of Montreal, 0.406%, 10/27/10	24,000,000
6,000,000	Bank of Tokyo Mitsubishi UFJ, Ltd., 0.290%, 12/8/10	6,000,000
23,000,000	Bank of Tokyo Mitsubishi UFJ, Ltd., 0.290%, 12/10/10	23,000,000
25,000,000	Mizuho Corp. Bank, Ltd., 0.230%, 10/22/10	25,000,000
6,000,000	State Street Bank & Trust Co., 0.350%, 3/10/11	6,000,000

	Total Certificates of Deposit (Cost $84,000,000)	84,000,000

COMMERCIAL PAPER** (32.2%)
	Asset Backed Securities (20.0%)
8,000,000	Chariot Funding LLC, 0.420%, 10/5/10(a)	7,999,627
10,000,000	Clipper Receivables Co. LLC, 0.285%, 11/22/10(a)	9,995,883
12,000,000	Clipper Receivables Co. LLC, 0.730%, 1/5/11(a)	11,976,640
25,000,000	Edison Asset Securitization LLC, 0.250%, 10/18/10(a)	24,997,049
6,000,000	Fcar Auto Loan Trust, 0.730%, 12/22/10	5,990,023
10,500,000	Fcar Auto Loan Trust, 0.800%, 1/4/11	10,477,833
13,500,000	Fcar Auto Loan Trust, 0.650%, 2/2/11	13,469,775
29,000,000	Jupiter Securitization Co. LLC, 0.230%, 10/15/10(a)	28,997,406

		113,904,236

	Financial Services (12.2%)
20,000,000	Bank of America Corp., 0.420%, 10/12/10	19,997,433
20,000,000	Citigroup Funding, Inc., 0.270%, 11/9/10	19,994,150
30,000,000	Toyota Motor Credit Corp., 0.750%, 12/1/10	29,961,875

		69,953,458

	Total Commercial Paper (Cost $183,857,694)	183,857,694

CORPORATE BONDS (3.1%)
	Financial Services (2.4%)
2,000,000	General Electric Capital Corp., GMTN, Series A, 5.500%, 4/28/11	2,052,178
4,000,000	General Electric Capital Corp., MTN, Series A, 6.875%, 11/15/10	4,030,959
2,620,000	General Electric Capital Corp., MTN, Series A, 6.125%, 2/22/11	2,675,325
5,000,000	Wells Fargo & Co., MTN, Series E, 3.980%, 10/29/10	5,013,040

		13,771,502

Principal Amount		Amortized Cost
CORPORATE BONDS — (continued)
	Retail (0.7%)
$ 3,676,000	Wal-Mart Stores, Inc., 4.125%, 2/15/11	$3,726,743

	Total Corporate Bonds (Cost $17,498,245)	17,498,245

VARIABLE RATE NOTES* (26.0%)
	Banking (21.5%)
1,570,000	Anchor Holdings LLC, Series 2000 (U.S. Bank, N.A.), 0.600%, 10/7/10	1,570,000
25,000,000	National Australia Bank of New York, Series YCD, 0.317%, 10/12/10	25,000,000
11,400,000	New Mexico Finance Authority, NM, State Transportation Subordinate Lien Refunding Revenue, Series D, Taxable (Royal Bank of Canada), 0.270%, 10/7/10	11,400,000
2,400,000	New York City, NY, Industrial Development Agency, Civic Facility Revenue, New York Law School Project, Series A (JP Morgan Chase Bank), 0.230%, 10/7/10	2,400,000
20,000,000	Rochester, MN, Health Care Facilities Refunding Revenue, Mayo Clinic, Series B (Northern Trust Company), 0.240%, 10/6/10	20,000,000
23,000,000	South Regional Joint Development Authority Revenue, GA, Series B (Wells Fargo Bank N.A.), 0.270%, 10/7/10	23,000,000
3,135,000	Spira Millennium LLC, Series 2001 (Bank of America N.A.), 0.350%, 10/7/10	3,135,000
4,000,000	Syracuse Industrial Development Agency, NY, Civic Facility Syracuse University Revenue, Series A (JP Morgan Chase Bank), 0.280%, 10/6/10	4,000,000
32,000,000	Westpac Banking Corp., 0.307%, 10/14/10(a)	32,000,000

		122,505,000

	Financial Services (0.2%)
551,000	General Electric Capital Corp., 0.578%, 10/28/10	551,067
746,000	General Electric Capital Corp., MTN, Series A, 0.618%, 10/21/10	746,008

		1,297,075

	Municipal Bonds (4.3%)
24,600,000	Columbia Industrial Development Board, AL, Alabama Power Co. Project Refunding Revenue, Series C, 0.300%, 10/1/10	24,600,000

	Total Variable Rate Notes (Cost $148,402,075)	148,402,075

Continued

BB&T Prime Money Market Fund

    Schedule of Portfolio Investments — (continued)

    September 30, 2010

Principal Amount		Amortized Cost
U.S. GOVERNMENT AGENCIES (5.3%)
	Federal Financing Bank (5.3%)
$30,000,000	Straight-A Funding LLC, 0.290%, 11/1/10(a)	$29,992,508

	Total U.S. Government Agencies (Cost $29,992,508)	29,992,508

REPURCHASE AGREEMENT (13.7%)
78,244,000	Bank of America Corp., 0.250%, dated 9/30/10, due 10/1/10, proceeds at maturity, $78,244,543 (Collateralized fully by U.S. Government Mortgage-Backed Securities)	78,244,000

	Total Repurchase Agreement (Cost $78,244,000)	78,244,000

Total Investments — 100.0% (Cost $570,750,698)		570,750,698
Net Other Assets (Liabilities) — 0.0%		21,958

NET ASSETS — 100.0%		$570,772,656

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2010. The maturity date reflected is the next reset date.
**	Discount note or zero coupon bond. Rate disclosed represents the annualized yield from date of purchase.
(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities or a portion of these securities to be liquid.

GMTN — Global Medium Term Note

MTN — Medium Term Note

N.A. — North America

YCD — Yankee Certificate of Deposit

See accompanying notes to the financial statements.

BB&T U.S. Treasury Money Market Fund

   Schedule of Portfolio Investments

   September 30, 2010

Principal Amount		Amortized Cost
U.S. TREASURY NOTES (14.5%)

$30,000,000	1.500%, 10/31/10	$30,029,960
20,000,000	0.875%, 1/31/11	20,046,191

	Total U.S. Treasury Notes (Cost $50,076,151)	50,076,151

U.S. TREASURY BILLS* (31.8%)

20,000,000	0.146%, 10/14/10	19,998,948
20,000,000	0.132%, 11/4/10	19,997,516
30,000,000	0.221%, 11/18/10	29,991,162
20,000,000	0.151%, 11/26/10	19,995,318
20,000,000	0.179%, 12/23/10(a)	19,991,768

	Total U.S. Treasury Bills (Cost $109,974,712)	109,974,712

Principal Amount		Amortized Cost
REPURCHASE AGREEMENTS (53.6%)

$45,000,000	Bank of America Corp., 0.170%, dated 9/30/10, due 10/1/10, proceeds at maturity, $45,000,213 (Collateralized fully by U.S. Treasury Securities)	$45,000,000
45,270,323	Credit Suisse First Boston, 0.210%, dated 9/30/10, due 10/1/10, proceeds at maturity, $45,270,587 (Collateralized fully by U.S. Treasury Securities)	45,270,323
50,000,000	Deutsche Bank Securities, Inc., 0.230%, dated 9/30/10, due 10/1/10, proceeds at maturity, $50,000,319 (Collateralized fully by U.S. Treasury Securities)	50,000,000
45,000,000	JPMorgan Chase & Co., 0.150%, dated 9/30/10, due 10/1/10, proceeds at maturity, $45,000,188 (Collateralized fully by U.S. Treasury Securities)	45,000,000

	Total Repurchase Agreements (Cost $185,270,323)	185,270,323

		Fair Value
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (3.6%)

12,240,000	BNY Institutional Cash Reserve, Series A	12,240,000

	Total Securities Held as Collateral for Securities on Loan (Cost $12,240,000)	12,240,000

Total Investments — 103.5% (Cost $357,561,186)		357,561,186
Net Other Assets (Liabilities) — (3.5)%		(12,150,489)

NET ASSETS — 100.0%		$345,410,697

* Rate disclosed represents the annualized yield from date of purchase.
(a) Represents that all or a portion of the security was on loan as of September 30, 2010.

See accompanying notes to the financial statements.

BB&T Capital Manager Conservative Growth Fund

   Schedule of Portfolio Investments

   September 30, 2010

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (78.5%)

32,746	BB&T Equity Income Fund, Institutional Class	$427,997
110,490	BB&T International Equity Fund, Institutional Class	573,446
59,145	BB&T Mid Cap Value Fund, Institutional Class	718,018
111,019	BB&T Select Equity Fund, Institutional Class. .	1,173,473
16,948	BB&T Special Opportunities Equity Fund, Institutional Class(a)	275,406
675,576	BB&T Total Return Bond Fund, Institutional Class	7,654,282
418,079	BB&T U.S. Treasury Money Market Fund, Institutional Class	418,079
16,546	Sterling Capital Small Cap Value Fund, Institutional Class	185,153

	Total Affiliated Investment Companies (Cost $9,956,223)	11,425,854

EXCHANGE TRADED FUNDS (15.7%)

5,329	iShares Dow Jones US Real Estate Index Fund	281,798
5,279	iShares MSCI EAFE Small Cap Index Fund	202,608
6,943	iShares MSCI EAFE Value Index Fund	337,846
6,265	iShares MSCI Emerging Markets Index Fund	280,484
2,615	iShares Russell 2000 Index Fund	176,434
9,715	iShares Russell Midcap Growth Index Fund	484,001
4,605	iShares S&P 500 Index Fund	527,226

	Total Exchange Traded Funds (Cost $1,886,955)	2,290,397

NON-AFFILIATED INVESTMENT COMPANIES (5.7%)

33,962	Credit Suisse Commodity Return Strategy
	Fund	294,447
16,496	Harding, Loevner International Equity
	Portfolio	231,928
14,343	Lazard Emerging Markets Equity Portfolio	300,201

	Total Non-Affiliated Investment Companies (Cost $751,956)	826,576

Total Investments — 99.9% (Cost $12,595,134)		14,542,827
Net Other Assets (Liabilities) — 0.1%		14,420

NET ASSETS — 100.0%		$14,557,247

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

BB&T Capital Manager Moderate Growth Fund

   Schedule of Portfolio Investments

   September 30, 2010

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (64.8%)

134,548	BB&T Equity Income Fund, Institutional Class	$1,758,544
454,296	BB&T International Equity Fund, Institutional Class	2,357,795
243,138	BB&T Mid Cap Value Fund, Institutional Class	2,951,698
456,585	BB&T Select Equity Fund, Institutional Class	4,826,098
69,694	BB&T Special Opportunities Equity Fund, Institutional Class(a)	1,132,530
838,469	BB&T Total Return Bond Fund, Institutional Class	9,499,851
396,164	BB&T U.S. Treasury Money Market Fund, Institutional Class	396,164
68,130	Sterling Capital Small Cap Value Fund, Institutional Class	762,374

	Total Affiliated Investment Companies (Cost $21,375,042)	23,685,054

EXCHANGE TRADED FUNDS (26.0%)
20,221	iShares Dow Jones US Real Estate Index Fund	1,069,286
21,701	iShares MSCI EAFE Small Cap Index Fund	832,884
28,500	iShares MSCI EAFE Value Index Fund	1,386,810
26,665	iShares MSCI Emerging Markets Index Fund	1,193,792
11,008	iShares Russell 2000 Index Fund	742,710
40,987	iShares Russell Midcap Growth Index Fund	2,041,972
19,432	iShares S&P 500 Index Fund	2,224,770

	Total Exchange Traded Funds (Cost $8,444,875)	9,492,224

NON-AFFILIATED INVESTMENT COMPANIES (9.2%)

128,734	Credit Suisse Commodity Return Strategy Fund	1,116,120
70,235	Harding, Loevner International Equity Portfolio	987,499
59,994	Lazard Emerging Markets Equity Portfolio	1,255,665

	Total Non-Affiliated Investment Companies (Cost $3,052,356)	3,359,284

Total Investments — 100.0% (Cost $32,872,273)		36,536,562
Net Other Assets (Liabilities) — 0.0%		8,099

NET ASSETS — 100.0%		$36,544,661

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

BB&T Capital Manager Growth Fund

   Schedule of Portfolio Investments

   September 30, 2010

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (59.4%)

125,242	BB&T Equity Income Fund, Institutional Class	$1,636,917
422,855	BB&T International Equity Fund, Institutional Class	2,194,616
226,397	BB&T Mid Cap Value Fund, Institutional Class	2,748,459
425,003	BB&T Select Equity Fund, Institutional Class	4,492,280
64,866	BB&T Special Opportunities Equity Fund, Institutional Class(a)	1,054,080
256,099	BB&T Total Return Bond Fund, Institutional Class	2,901,601
863,643	BB&T U.S. Treasury Money Market Fund, Institutional Class	863,643
63,423	Sterling Capital Small Cap Value Fund, Institutional Class	709,700

	Total Affiliated Investment Companies (Cost $15,325,598)	16,601,296

EXCHANGE TRADED FUNDS (30.6%)

19,122	iShares Dow Jones US Real Estate Index Fund	1,011,171
20,204	iShares MSCI EAFE Small Cap Index Fund	775,430
22,916	iShares MSCI EAFE Value Index Fund	1,115,093
24,305	iShares MSCI Emerging Markets Index Fund	1,088,135
10,068	iShares Russell 2000 Index Fund	679,288
37,482	iShares Russell Midcap Growth Index Fund	1,867,353
17,764	iShares S&P 500 Index Fund	2,033,800

	Total Exchange Traded Funds (Cost $7,593,925)	8,570,270

NON-AFFILIATED INVESTMENT COMPANIES (9.8%)

105,718	Credit Suisse Commodity Return Strategy Fund	916,575
64,003	Harding, Loevner International Equity Portfolio	899,881
44,114	Lazard Emerging Markets Equity Portfolio	923,309

	Total Non-Affiliated Investment Companies (Cost $2,498,414)	2,739,765

Total Investments — 99.8% (Cost $25,417,937)		27,911,331
Net Other Assets (Liabilities) — 0.2%		42,952

NET ASSETS — 100.0%		$27,954,283

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

BB&T Capital Manager Equity Fund

   Schedule of Portfolio Investments

   September 30, 2010

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (55.5%)

43,332	BB&T Equity Income Fund, Institutional Class	$ 566,343
146,499	BB&T International Equity Fund, Institutional Class	760,331
78,437	BB&T Mid Cap Value Fund, Institutional Class	952,223
147,155	BB&T Select Equity Fund, Institutional Class	1,555,426
22,468	BB&T Special Opportunities Equity Fund, Institutional Class(a)	365,112
497,104	BB&T U.S. Treasury Money Market Fund, Institutional Class	497,104
21,995	Sterling Capital Small Cap Value Fund, Institutional Class	246,127

	Total Affiliated Investment Companies (Cost $4,607,624)	4,942,666

EXCHANGE TRADED FUNDS (34.3%)

7,848	iShares Dow Jones US Real Estate Index Fund	415,002
6,997	iShares MSCI EAFE Small Cap Index Fund	268,545
9,194	iShares MSCI EAFE Value Index Fund	447,380
8,352	iShares MSCI Emerging Markets Index Fund	373,919
3,400	iShares Russell 2000 Index Fund	229,398
12,699	iShares Russell Midcap Growth Index Fund	632,664
6,017	iShares S&P 500 Index Fund	688,886

	Total Exchange Traded Funds (Cost $2,680,816)	3,055,794

NON-AFFILIATED INVESTMENT COMPANIES (9.9%)

42,281	Credit Suisse Commodity Return Strategy Fund	366,579
21,921	Harding, Loevner International Equity Portfolio	308,207
9,797	Lazard Emerging Markets Equity Portfolio	205,050

	Total Non-Affiliated Investment Companies (Cost $810,317)	879,836

Total Investments — 99.7% (Cost $8,098,757)		8,878,296
Net Other Assets (Liabilities) — 0.3%		26,428

NET ASSETS — 100.0%		$8,904,724

(a)	Represents non-income producing security.

See accompanying notes to the financial statements.

(This page has been left blank intentionally.)

BB&T Funds

  Statements of Assets and Liabilities

  September 30, 2010

Assets:	BB&T Select Equity Fund	BB&T Mid Cap Value Fund
Investments, at cost*	$198,307,602	$324,490,423
Unrealized appreciation	16,998,096	31,396,359

Investments, at fair value	215,305,698	355,886,782
Cash	—	—
Foreign currency, at value**	—	—
Interest and dividends receivable	236,925	582,425
Receivable for investments sold	—	—
Receivable for capital shares issued	905,729	1,091,128
Receivable from Advisor	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Prepaid expenses	18,897	17,011

Total Assets	216,467,249	357,577,346

Liabilities:
Call options written (premiums received $ — , $ — , $ — , $ — , $1,642,049, $589,691 and $ — , respectively)	—	—
Distributions payable	19	46
Unrealized depreciation on forward foreign currency exchange contracts	—	—
Payable for investments purchased	—	4,655,625
Payable for capital shares redeemed	12,093	370,318
Payable for collateral received on loaned securities	—	9,670,778
Payable to securities lending agent	396,608	—
Accrued expenses and other payables:
Investment advisory fees	104,550	189,590
Administration fees	18,265	28,392
Compliance service fees	225	339
Distribution (12b-1) fees	8,485	7,109
Other	56,946	82,925

Total Liabilities	597,191	15,005,122

Net Assets	$215,870,058	$342,572,224

Net Assets Consist of:
Capital	$330,850,519	$374,864,740
Accumulated undistributed (distributions in excess of) net investment income (loss)	49,615	426,756
Accumulated realized gain (loss)	(132,028,172)	(64,115,631)
Net unrealized appreciation/depreciation	16,998,096	31,396,359

Net Assets	$215,870,058	$342,572,224

Net Assets
Class A Shares	$28,849,071	$18,890,067
Class B Shares	3,120,742	3,795,788
Class C Shares	109,663	435,718
Institutional Shares	183,790,582	319,450,542
Class R Shares	—	109

Total	$215,870,058	$342,572,224

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	2,743,412	1,563,695
Class B Shares	302,109	329,516
Class C Shares	10,668	37,898
Institutional Shares	17,390,940	26,310,425
Class R Shares	—	9

Total	20,447,129	28,241,543

Net Asset Value
Class A Shares - redemption price per share	$10.52	$12.08

Class B Shares - offering price per share***	$10.33	$11.52

Class C Shares - offering price per share***	$10.28	$11.50

Institutional Shares	$10.57	$12.14

Class R Shares	$—	$12.12	****

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$11.16	$12.82

*	The BB&T Mid Cap Value Fund, Sterling Capital Small Cap Value Fund, BB&T International Equity Fund, BB&T Special Opportunities Equity Fund, and BB&T Equity Income Fund include securities on loan of $9,284,557, $892,907, $5,530,184, $7,196,094, and $28,488,429, respectively.
**	The BB&T International Equity Fund includes foreign currency at cost of $1,128,845.
***	Redemption price per share varies by length of time shares are held.
****	The BB&T Mid Cap Value Fund, Sterling Capital Small Cap Value Fund, BB&T Special Opportunities Equity Fund, and BB&T Equity Income Fund net asset value for Class R Shares is calculated using unrounded net assets of $109.37, $106.44, $106.16, and $110.71 divided by the unrounded shares of 9.021, 9.521, 6.528, and 8.498, respectively.

See accompanying notes to the financial statements.

Sterling Capital Small Cap Value Fund		BB&T International Equity Fund	BB&T Special Opportunities Equity Fund		BB&T Equity Income Fund		BB&T Short U.S. Government Fund
$62,180,589		$73,720,685	$502,547,754		$430,274,048		$66,130,772
4,123,432		11,660,781	58,197,011		59,165,742		1,424,777

66,304,021		85,381,466	560,744,765		489,439,790		67,555,549
—		48,223	—		—		—
—		1,138,245	—		—		—
42,878		332,256	392,063		947,825		447,470
981,831		2,600,129	1,148,459		436,172		—
314,538		455,921	2,000,710		3,286,450		442,930
—		25,323	—		—		—
—		222,704	—		—		—
14,513		6,123	25,191		22,173		2,332

67,657,781		90,210,390	564,311,188		494,132,410		68,448,281

—		—	2,119,969		502,470		—
302		—	—		2,344		86,756
—		387,972	—		—		—
64,669		2,806,910	661,944		—		—
164,054		9,262	657,828		605,679		370,567
903,490		6,022,738	6,873,249		29,150,768		—
—		—	—		—		102,608

45,290		—	359,868		256,197		25,122
5,737		6,715	47,109		38,322		5,852
73		80	579		461		75
1,847		1,537	118,650		94,576		1,497
21,464		121,674	147,683		109,925		19,621

1,206,926		9,356,888	10,986,879		30,760,742		612,098

$66,450,855		$80,853,502	$553,324,309		$463,371,668		$67,836,183

$75,846,576		$130,686,935	$496,463,022		$442,301,419		$74,608,941
474		36,240	10,372		117,587		(61,308)
(13,519,627)		(61,397,596)	(868,176)		(38,300,301)		(8,136,227)
4,123,432		11,527,923	57,719,091		59,252,963		1,424,777

$66,450,855		$80,853,502	$553,324,309		$463,371,668		$67,836,183

$5,388,891		$3,787,872	$202,669,732		$143,282,892		$7,746,925
932,330		809,667	22,538,400		13,959,466		—
56,806		168,711	73,281,972		69,549,449		—
60,072,722		76,087,252	254,834,099		236,579,750		60,089,258
106		—	106		111		—

$66,450,855		$80,853,502	$553,324,309		$463,371,668		$67,836,183

481,707		755,202	12,719,721		10,981,100		800,528
83,496		182,548	1,505,076		1,073,288		—
5,087		38,136	4,890,849		5,359,884		—
5,368,714		14,649,227	15,678,010		18,102,222		6,208,713
10		—	7		8		—

5,939,014		15,625,113	34,793,663		35,516,502		7,009,241

$11.19		$5.02	$15.93		$13.05		$9.68

$11.17		$4.44	$14.97		$13.01		$—

$11.17		$4.42	$14.98		$12.98		$—

$11.19		$5.19	$16.25		$13.07		$9.68

$11.18	****	$—	$16.26	****	$13.03	****	$—

5.75%		5.75%	5.75%		5.75%		3.0%

$11.87		$5.33	$16.90		$13.85		$9.98

BB&T Funds

  Statements of Assets and Liabilities

  September 30, 2010

Assets:	BB&T Intermediate U.S. Government Fund	BB&T Total Return Bond Fund
Investments, at cost*	$188,393,282	$411,327,372
Unrealized appreciation	9,364,436	23,773,397

Investments, at fair value	197,757,718	435,100,769
Interest and dividends receivable	1,396,852	3,851,875
Receivable for investments sold	—	2,313,926
Receivable for capital shares issued	653,792	1,910,920
Prepaid expenses	5,747	7,326

Total Assets	199,814,109	443,184,816

Liabilities:
Distributions payable	342,064	773,204
Payable for investments purchased	—	18,205,923
Payable for capital shares redeemed	357,135	302,782
Payable for collateral received on loaned securities	5,406,500	1,308,548
Accrued expenses and other payables:
Investment advisory fees	75,560	163,563
Administration fees	16,499	35,687
Compliance service fees	222	454
Distribution (12b-1) fees	5,494	11,963
Other	53,826	105,270

Total Liabilities	6,257,300	20,907,394

Net Assets	$193,556,809	$422,277,422

Net Assets Consist of:
Capital	$196,027,571	$391,192,100
Accumulated undistributed (distributions in excess of) net investment income	1,781,240	445,395
Accumulated realized gain (loss)	(13,616,438)	6,866,530
Net unrealized appreciation/depreciation	9,364,436	23,773,397

Net Assets	$193,556,809	$422,277,422

Net Assets
Class A Shares	$14,235,006	$31,465,145
Class B Shares	2,689,729	4,762,052
Class C Shares	536,172	2,139,755
Institutional Shares	176,095,902	383,868,153
Class R Shares	—	42,317

Total	$193,556,809	$422,277,422

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,317,663	2,778,768
Class B Shares	249,834	420,154
Class C Shares	49,697	188,659
Institutional Shares	16,280,085	33,881,752
Class R Shares	—	3,737

Total	17,897,279	37,273,070

Net Asset Value
Class A Shares - redemption price per share	$10.80	$11.32

Class B Shares - offering price per share**	$10.77	$11.33

Class C Shares - offering price per share**	$10.79	$11.34

Institutional Shares	$10.82	$11.33

Class R Shares	$—	$11.32

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$11.46	$12.01

*	The BB&T Intermediate U.S. Government Fund and BB&T Total Return Bond Fund include securities on loan of $5,212,024 and $1,273,923, respectively.
**	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

BB&T Kentucky Intermediate Tax-Free Fund	BB&T Maryland Intermediate Tax-Free Fund	BB&T North Carolina Intermediate Tax-Free Fund	BB&T South Carolina Intermediate Tax-Free Fund	BB&T Virginia Intermediate Tax-Free Fund	BB&T West Virginia Intermediate Tax-Free Fund
$21,978,344	$35,603,869	$182,145,421	$42,096,981	$105,964,325	$94,787,727
1,409,746	2,277,702	11,737,900	2,309,791	7,939,902	5,222,352

23,388,090	37,881,571	193,883,321	44,406,772	113,904,227	100,010,079
280,721	368,311	2,585,663	541,181	1,216,183	1,456,765
—	—	—	—	—	—
53,782	84,397	710,752	704,757	198,176	334,476
617	1,465	1,951	1,519	2,864	3,453

23,723,210	38,335,744	197,181,687	45,654,229	115,321,450	101,804,773

40,255	55,266	337,965	62,000	198,265	213,152
—	146,235	2,108,859	58,136	2,531,729	895,523
702	20,000	180,893	25,663	—	999
—	—	—	—	—	—

7,701	12,411	71,126	16,308	41,114	36,628
1,998	3,245	16,540	3,793	9,562	8,548
25	40	206	47	118	105
1,701	2,382	9,486	3,052	7,096	5,984
7,006	10,771	49,062	11,704	28,029	25,433

59,388	250,350	2,774,137	180,703	2,815,913	1,186,372

$23,663,822	$38,085,394	$194,407,550	$45,473,526	$112,505,537	$100,618,401

$22,137,240	$35,673,770	$181,540,223	$43,029,566	$104,180,767	$95,279,418
2,442	381	69,116	2,876	41,557	(38,193)
114,394	133,541	1,060,311	131,293	343,311	154,824
1,409,746	2,277,702	11,737,900	2,309,791	7,939,902	5,222,352

$23,663,822	$38,085,394	$194,407,550	$45,473,526	$112,505,537	$100,618,401

$8,380,051	$11,763,438	$46,559,709	$15,290,241	$35,283,668	$29,858,050
—	—	—	—	—	—
—	—	—	—	—	—
15,283,771	26,321,956	147,847,841	30,183,285	77,221,869	70,760,351
—	—	—	—	—	—

$23,663,822	$38,085,394	$194,407,550	$45,473,526	$112,505,537	$100,618,401

773,928	1,049,746	4,228,462	1,398,934	2,905,870	2,934,726
—	—	—	—	—	—
—	—	—	—	—	—
1,413,378	2,345,470	13,428,839	2,779,856	6,361,322	6,947,871
—	—	—	—	—	—

2,187,306	3,395,216	17,657,301	4,178,790	9,267,192	9,882,597

$10.83	$11.21	$11.01	$10.93	$12.14	$10.17

$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—

$10.81	$11.22	$11.01	$10.86	$12.14	$10.18

$—	$—	$—	$—	$—	$—

3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

$11.16	$11.56	$11.35	$11.27	$12.52	$10.48

BB&T Funds

  Statements of Assets and Liabilities

  September 30, 2010

Assets:	BB&T National Tax-Free Money Market Fund	BB&T Prime Money Market Fund
Investments:
Investments-unaffiliated, at cost*	$155,443,309	$492,506,698
Investments-affiliated, at cost	—	—

Total investments, at cost	155,443,309	492,506,698
Unrealized appreciation	—	—

Investments, at value	155,443,309	492,506,698
Repurchase agreements, at cost	—	78,244,000
Cash	—	579
Interest and dividends receivable	133,880	319,729
Receivable for capital shares issued	—	4,807
Receivable from Advisor	—	—
Prepaid expenses	3,247	15,353

Total Assets	155,580,436	571,091,166

Liabilities:
Distributions payable	2,186	14,513
Payable for capital shares redeemed	—	5,718
Payable for collateral received on loaned securities	—	—
Accrued expenses and other payables:
Investment advisory fees	24,726	73,879
Administration fees	14,613	50,981
Audit fees	20,491	65,568
Compliance service fees	193	637
Distribution (12b-1) fees	—	—
Legal fees	4,136	12,887
Printing fees	6,651	24,953
Transfer agent fees	14,239	51,582
Other	4,370	17,792

Total Liabilities	91,605	318,510

Net Assets	$155,488,831	$570,772,656

Net Assets Consist of:
Capital	$155,487,708	$570,790,260
Accumulated undistributed (distributions in excess of) net investment income	1,123	2,203
Accumulated realized gain (loss)	—	(19,807)
Net unrealized appreciation/depreciation	—	—

Net Assets	$155,488,831	$570,772,656

Net Assets
Class A Shares	$103,987	$172,642,548
Class B Shares	—	1,493,689
Class C Shares	—	479,444
Institutional Shares	155,384,844	396,156,975

Total	$155,488,831	$570,772,656

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	103,975	172,646,685
Class B Shares	—	1,494,493
Class C Shares	—	479,459
Institutional Shares	155,386,762	396,185,400

Total	155,490,737	570,806,037

Net Asset Value
Class A Shares - redemption price per share	$1.00	$1.00

Class B Shares - offering price per share**	$—	$1.00

Class C Shares - offering price per share**	$—	$1.00

Institutional Shares	$1.00	$1.00

Maximum Sales Charge - Class A Shares	N/A	N/A

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$1.00	$1.00

*	The BB&T U.S. Treasury Money Market Fund includes securities on loan of $11,996,208.
**	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

BB&T U.S. Treasury Money Market Fund	BB&T Capital Manager Conservative Growth Fund	BB&T Capital Manager Moderate Growth Fund	BB&T Capital Manager Growth Fund	BB&T Capital Manager Equity Fund

$172,290,863	$2,638,911	$11,497,231	$10,092,339	$3,491,133
—	9,956,223	21,375,042	15,325,598	4,607,624

172,290,863	12,595,134	32,872,273	25,417,937	8,098,757
—	1,947,693	3,664,289	2,493,394	779,539

172,290,863	14,542,827	36,536,562	27,911,331	8,878,296
185,270,323	—	—	—	—
—	—	—	—	—
219,378	28,318	34,867	10,556	3
1,132	468	14,002	71,912	28,451
—	—	—	—	854
10,237	2,919	3,846	4,018	4,358

357,791,933	14,574,532	36,589,277	27,997,817	8,911,962

1,349	1,929	2,119	466	505
—	7,699	19,235	25,296	37
12,240,000	—	—	—	—

3,797	—	—	—	—
30,895	—	—	—	—
38,623	1,233	3,541	2,657	800
402	15	39	29	9
—	3,526	13,341	10,358	3,991
8,410	328	811	603	190
15,192	447	1,157	866	275
31,561	1,342	3,154	2,225	667
11,007	766	1,219	1,034	764

12,381,236	17,285	44,616	43,534	7,238

$345,410,697	$14,557,247	$36,544,661	$27,954,283	$8,904,724

$345,408,645	$22,305,979	$49,030,355	$42,296,763	$19,531,370
2,052	(3)	1	16	(8)
—	(9,696,422)	(16,149,984)	(16,835,890)	(11,406,177)
—	1,947,693	3,664,289	2,493,394	779,539

$345,410,697	$14,557,247	$36,544,661	$27,954,283	$8,904,724

$136,205,434	$7,230,108	$25,418,533	$17,837,915	$5,148,192
671,474	2,402,878	9,771,311	8,274,872	3,673,335
94,365	126,502	185,655	157,072	16,648
208,439,424	4,797,759	1,169,162	1,684,424	66,549

$345,410,697	$14,557,247	$36,544,661	$27,954,283	$8,904,724

136,205,283	797,966	3,028,737	2,320,612	702,403
671,545	264,975	1,189,230	1,101,221	524,312
94,364	14,012	22,479	20,943	2,384
208,438,765	524,552	138,570	218,769	8,986

345,409,957	1,601,505	4,379,016	3,661,545	1,238,085

$1.00	$9.06	$8.39	$7.69	$7.33

$1.00	$9.07	$8.22	$7.51	$7.01

$1.00	$9.03	$8.26	$7.50	$6.98

$1.00	$9.15	$8.44	$7.70	$7.41

N/A	5.75%	5.75%	5.75%	5.75%

$1.00	$9.61	$8.90	$8.16	$7.78

BB&T Funds

  Statements of Operations

  For the Year Ended September 30, 2010

	BB&T Select Equity Fund	BB&T Mid Cap Value Fund
Investment Income:
Interest income	$—	$—
Dividend income	4,262,678	4,250,522
Foreign tax withholding	(28,224)	(15,506)
Income from securities lending	2,056	8,154
Other income (See Note 3)	187,556	47,097

Total investment income	4,424,066	4,290,267

Expenses:
Investment advisory fees (See Note 6)	1,586,802	2,086,070
Administration fees (See Note 6)	221,232	291,405
Distribution fees - Class A Shares	146,949	39,075
Distribution fees - Class B Shares	39,075	39,069
Distribution fees - Class C Shares	1,050	3,437
Compliance service fees (See Note 6)	2,633	3,497
Trustee fees	16,278	21,173
Audit fees	24,603	38,666
Custodian fees	11,171	14,513
Fund accounting fees (See Note 6)	21,445	28,191
Interest expense (See Note 8)	—	—
Legal fees	41,845	59,682
Printing fees	36,652	48,500
State registration fees	34,141	48,277
Transfer agent fees (See Note 6)	98,667	129,145
Other	17,275	186,611

Total expenses before waivers	2,299,818	3,037,311

Less expenses waived by the Investment Advisor (See Note 6)	(317,344)	(294,072)
Less expenses waived by the Distributor (See Note 6)	(73,474)	—
Less expenses waived by the Trustees (See Note 6)	(715)	(1,008)

Net expenses	1,908,285	2,742,231

Net investment income (loss)	2,515,781	1,548,036

Realized and Unrealized Gain (Loss):
Net realized gains (losses) from:
Investments	24,408,867	10,152,026
Capital gains tax	—	—
Futures contracts	—	—
Written options	—	—
Foreign currency transactions	—	—
Change in unrealized appreciation/depreciation on:
Investments	(14,644,751)	22,306,272
Deferred capital gains tax	—	—
Written options	—	—
Foreign currency transactions	—	—

Total realized and unrealized gain (loss)	9,764,116	32,458,298

Change in net assets from operations	$12,279,897	$34,006,334

*	Includes litigation proceeds which impacted total return (see financial highlights).

See accompanying notes to the financial statements.

Sterling Capital Small Cap Value Fund		BB&T International Equity Fund	BB&T Special Opportunities Equity Fund	BB&T Equity Income Fund	BB&T Short U.S. Government Fund

$—		$—	$—	$—	$1,845,414
898,524		1,993,292	4,880,593	14,572,851	217
(1,912)		(200,972)	(63,334)	(297,432)	—
1,322		47,820	64,138	125,555	302
43,178		41,236	6,675	1,390	49,998

941,112		1,881,376	4,888,072	14,402,364	1,895,931

479,702		828,210	4,264,531	2,783,333	432,909
55,348		85,400	550,174	410,619	74,492
16,762		17,607	959,445	600,256	31,986
6,634		8,577	237,107	139,137	—
237		1,516	670,734	539,211	—
310		1,013	6,557	4,893	889
4,007		6,353	39,883	28,960	5,461
12,337		9,564	62,443	46,170	8,488
3,980		488,043	31,002	30,102	3,835
5,330		8,283	53,308	39,764	7,215
360		—	—	—	—
11,050		14,606	103,380	77,052	14,047
11,518		15,931	99,400	72,418	14,305
39,055		11,973	52,751	46,008	4,033
67,094		37,173	298,303	191,738	33,241
65,774		121,659	48,959	36,219	18,417

779,498		1,655,908	7,477,977	5,045,880	649,318

(119,447)		(352,025)	(45,629)	(34,995)	(113,926)
(8,381)		(8,804)	(479,723)	(300,128)	(15,993)
(199)		(282)	(1,773)	(1,301)	(257)

651,471		1,294,797	6,950,852	4,709,456	519,142

289,641		586,579	(2,062,780)	9,692,908	1,376,789

2,995,648	*	5,586,619	27,395,550	(5,872,987)	81,049
—		(140)	—	—	—
—		(33,369)	—	—	—
—		—	3,577,135	1,039,306	—
—		467,823	—	—	—

1,117,930		(4,691,624)	12,547,447	53,712,438	569,208
—		7,249	—	—	—
—		—	627,077	37,467	—
—		(62,034)	—	—	—

4,113,578		1,274,524	44,147,209	48,916,224	650,257

$4,403,219		$1,861,103	$42,084,429	$58,609,132	$2,027,046

BB&T Funds

  Statements of Operations

  For the Year Ended September 30, 2010

	BB&T Intermediate U.S. Government Fund	BB&T Total Return Bond Fund
Investment Income:
Interest income	$7,500,664	$18,959,554
Dividend income	923	1,344
Income from securities lending	5,291	846
Other income (See Note 3)	96,142	43,968

Total investment income	7,603,020	19,005,712

Expenses:
Investment advisory fees (See Note 6)	1,229,105	2,328,764
Administration fees (See Note 6)	211,384	400,745
Distribution fees - Class A Shares	62,158	111,441
Distribution fees - Class B Shares	30,338	50,092
Distribution fees - Class C Shares	4,405	11,133
Distribution fees - Class R Shares	—	54
Compliance service fees (See Note 6)	2,542	4,788
Trustee fees	15,515	29,077
Audit fees	23,947	44,219
Custodian fees	10,616	19,820
Fund accounting fees (See Note 6)	20,486	38,814
Interest expense (See Note 8)	434	—
Legal fees	37,648	74,027
Printing fees	36,223	65,053
Transfer agent fees (See Note 6)	97,312	172,395
Other	34,665	70,176

Total expenses before waivers	1,816,778	3,420,598

Less expenses waived by the Investment Advisor (See Note 6)	(262,697)	(500,238)
Less expenses waived by the Distributor (See Note 6)	(31,079)	(55,720)
Less expenses waived by the Trustees (See Note 6)	(712)	(1,245)

Net expenses	1,522,290	2,863,395

Net investment income	6,080,730	16,142,317

Realized and Unrealized Gain (Loss):
Net realized gains (losses) from:
Investments	358,846	11,294,817
Futures contracts	—	(233,541)
Change in unrealized appreciation/depreciation on:
Investments	4,980,048	11,172,302
Futures contracts	—	69,958

Total realized and unrealized gain (loss)	5,338,894	22,303,536

Change in net assets from operations	$11,419,624	$38,445,853

See accompanying notes to the financial statements.

BB&T Kentucky Intermediate Tax-Free Fund	BB&T Maryland Intermediate Tax-Free Fund	BB&T North Carolina Intermediate Tax-Free Fund	BB&T South Carolina Intermediate Tax-Free Fund	BB&T Virginia Intermediate Tax-Free Fund	BB&T West Virginia Intermediate Tax-Free Fund

$811,869	$1,182,880	$6,528,471	$1,349,982	$3,727,782	$3,840,528
1,203	3,287	150	1,716	153	2,721
—	—	—	—	388	—
1,676	746	29,377	5,280	21,503	17,364

814,748	1,186,913	6,557,998	1,356,978	3,749,826	3,860,613

132,335	205,950	1,054,009	215,428	603,173	406,294
22,813	35,413	181,455	37,112	103,704	93,311
39,008	49,247	189,074	62,043	131,565	59,053
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
272	426	2,169	445	1,238	1,114
1,645	2,481	12,965	2,584	7,474	6,692
2,549	4,015	20,357	4,174	11,613	10,422
1,224	1,848	8,902	1,925	5,126	4,620
2,206	3,432	17,567	3,590	10,053	9,029
—	—	—	—	—	—
3,840	6,030	30,739	6,319	17,586	15,780
6,021	8,033	30,945	8,375	18,698	16,948
9,880	15,705	79,890	16,178	44,994	40,459
14,934	23,414	37,328	22,472	26,767	29,682

236,727	355,994	1,665,400	380,645	981,991	693,404

(46,002)	(71,676)	(279,127)	(57,394)	(159,771)	(8,002)
(19,504)	(24,623)	(94,537)	(31,021)	(65,782)	—
(74)	(115)	(582)	(110)	(335)	(298)

171,147	259,580	1,291,154	292,120	756,103	685,104

643,601	927,333	5,266,844	1,064,858	2,993,723	3,175,509

240,755	134,739	1,068,103	149,905	377,135	104,867
—	—	—	—	—	—

315,084	692,202	2,695,776	913,311	1,412,409	1,431,326
—	—	—	—	—	—

555,839	826,941	3,763,879	1,063,216	1,789,544	1,536,193

$1,199,440	$1,754,274	$9,030,723	$2,128,074	$4,783,267	$4,711,702

BB&T Funds

   Statements of Operations

   For the Year Ended September 30, 2010

	BB&T National Tax-Free Money Market Fund	BB&T Prime Money Market Fund
Investment Income:
Interest income	$924,142	$2,856,808
Dividend income - unaffiliated	195	—
Dividend income - affiliated	—	—
Income from securities lending	—	—
Other income (See Note 3)	—	215,048

Total investment income	924,337	3,071,856

Expenses:
Investment advisory fees (See Note 6)	533,426	3,180,135
Administration fees (See Note 6)	219,653	817,487
Distribution fees - Class A Shares	413	1,023,158
Distribution fees - Class B Shares	—	16,378
Distribution fees - Class C Shares	—	7,136
Compliance service fees (See Note 6)	2,617	9,606
Trustee fees	17,222	67,606
Audit fees	24,870	90,428
Custodian fees	10,375	38,265
Fund accounting fees (See Note 6)	21,336	79,503
Legal fees	38,003	135,278
Printing fees	36,906	126,982
State registration fees	3,783	15,830
Transfer agent fees (See Note 6)	95,956	361,873
Other	27,747	115,403

Total expenses before waivers	1,032,307	6,085,068

Less expenses waived/reimbursed by the Investment Advisor (See Note 6)	(174,700)	(2,293,592)
Less expenses waived by the Distributor (See Note 6)	(396)	(1,046,577)
Less expenses waived by the Trustees (See Note 6)	(767)	(2,575)

Net expenses	856,444	2,742,324

Net investment income	67,893	329,532

Realized and Unrealized Gain (Loss):
Net realized gains (losses) from:
Investment transactions - unaffiliated	235	(18,963)
Investment transactions - affiliated	—	—
Distributions from affiliated funds	—	—
Change in unrealized appreciation/depreciation on:
Investments	—	—

Total realized and unrealized gain (loss)	235	(18,963)

Change in net assets from operations	$68,128	$310,569

See accompanying notes to the financial statements.

BB&T U.S. Treasury Money Market Fund	BB&T Capital Manager Conservative Growth Fund	BB&T Capital Manager Moderate Growth Fund	BB&T Capital Manager Growth Fund	BB&T Capital Manager Equity Fund

$765,276	$—	$—	$—	$—
1	60,780	246,533	227,489	84,359
—	428,218	736,723	385,023	79,823
2,471	—	—	—	—
229,183	10,593	10,619	8,995	3,920

996,931	499,591	993,875	621,507	168,102

1,945,204	36,046	93,304	69,853	22,135
500,275	—	—	—	—
747,619	33,244	125,925	85,778	23,904
7,811	26,972	107,903	90,181	39,197
805	1,199	1,205	1,306	120
5,936	177	459	343	109
39,978	1,094	2,848	2,128	689
52,493	1,568	4,253	3,186	995
24,002	717	1,858	1,387	438
48,631	1,442	3,732	2,794	885
78,310	2,334	6,358	4,766	1,486
74,443	4,515	8,751	7,593	4,284
12,981	6,672	7,764	7,883	8,898
215,097	7,366	17,977	13,032	3,993
92,818	5,513	7,381	6,599	5,004

3,846,403	128,859	389,718	296,829	112,137

(2,368,924)	(37,254)	(96,235)	(72,008)	(26,974)
(756,235)	(16,622)	(62,963)	(42,889)	(11,952)
(1,916)	(49)	(126)	(94)	(29)

719,328	74,934	230,394	181,838	73,182

277,603	424,657	763,481	439,669	94,920

—	285,064	(818,743)	(724,350)	(323,751)
—	19,260	(1,873,367)	(1,935,244)	(648,785)
—	5,871	8,249	2,835	—

—	632,753	5,475,263	4,826,126	1,701,090

—	942,948	2,791,402	2,169,367	728,554

$277,603	$1,367,605	$3,554,883	$2,609,036	$823,474

BB&T Funds

   Statements of Changes in Net Assets

	BB&T Select Equity Fund

	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
From Investment Activities:
Operations:
Net investment income	$2,515,781	$2,985,900
Net realized gain (loss)	24,408,867	(46,332,109)
Change in unrealized appreciation/depreciation	(14,644,751)	7,658,623

Change in net assets from operations	12,279,897	(35,687,586)

Distributions to Class A Shareholders:
Net investment income	(304,109)	(345,013)
Distributions to Class B Shareholders:
Net investment income	(9,130)	(32,847)
Distributions to Class C Shareholders:
Net investment income	(385)	(687)
Distributions to Institutional Class Shareholders:
Net investment income	(2,340,083)	(2,716,522)
Net realized gains from investment transactions	—	—

Change in net assets from shareholder distributions	(2,653,707)	(3,095,069)

Capital Transactions:
Change in net assets from capital transactions	(5,364,722)	(50,719,431)

Change in net assets	4,261,468	(89,502,086)
Net Assets:
Beginning of year	211,608,590	301,110,676

End of year	$215,870,058	$211,608,590

Accumulated undistributed net investment income	$49,615	$187,541

See accompanying notes to the financial statements.

BB&T Mid Cap Value Fund		Sterling Capital Small Cap Value Fund

For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$1,548,036	$611,709	$289,641	$36,616
10,152,026	(32,156,836)	2,995,648	(6,586,015)
22,306,272	35,343,826	1,117,930	7,332,034

34,006,334	3,798,699	4,403,219	782,635

(41,826)	(23,972)	(16,230)	—

(578)	(2,888)	—	—

(86)	(258)	(29)	—

(1,422,492)	(500,098)	(309,695)	—
—	—	—	(629,909)

(1,464,982)	(527,216)	(325,954)	(629,909)

95,353,552	15,033,959	36,583,697	3,002,347

127,894,904	18,305,442	40,660,962	3,155,073

214,677,320	196,371,878	25,789,893	22,634,820

$342,572,224	$214,677,320	$66,450,855	$25,789,893

$426,756	$343,702	$474	$36,615

BB&T Funds

   Statements of Changes in Net Assets, continued

	BB&T International Equity Fund

	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
From Investment Activities:
Operations:
Net investment income (loss)	$586,579	$1,208,491
Net realized gain (loss)	6,020,933	(46,303,031)
Change in unrealized appreciation/depreciation	(4,746,409)	36,547,790

Change in net assets from operations	1,861,103	(8,546,750)

Distributions to Class A Shareholders:
Net investment income	(71,166)	(76,648)
Net realized gains from investment transactions	—	—
Return of capital	—	—
Distributions to Class B Shareholders:
Net investment income	(13,417)	(27,852)
Net realized gains from investment transactions	—	—
Return of capital	—	—
Distributions to Class C Shareholders:
Net investment income	(1,289)	(4,032)
Net realized gains from investment transactions	—	—
Return of capital	—	—
Distributions to Institutional Class Shareholders:
Net investment income	(1,704,204)	(2,301,592)
Net realized gains from investment transactions	—	—
Return of capital	—	—
Distributions to Class R Shareholders:
Net investment income	—	—

Change in net assets from shareholder distributions	(1,790,076)	(2,410,124)

Capital Transactions:
Change in net assets from capital transactions	(5,244,613)	(17,431,292)

Change in net assets	(5,173,586)	(28,388,166)
Net Assets:
Beginning of year	86,027,088	114,415,254

End of year	$80,853,502	$86,027,088

Accumulated undistributed (distributions in excess of) net investment income (loss)	$36,240	$240,868

See accompanying notes to the financial statements.

BB&T Special Opportunities Equity Fund		BB&T Equity Income Fund		BB&T Short U.S. Government Fund

For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$(2,062,780)	$236,892	$9,692,908	$7,873,535	$1,376,789	$1,221,403
30,972,685	(29,699,816)	(4,833,681)	(38,062,074)	81,049	244,397
13,174,524	57,386,739	53,749,905	22,062,140	569,208	846,904

42,084,429	27,923,815	58,609,132	(8,126,399)	2,027,046	2,312,704

—	(40,821)	(2,432,974)	(1,725,326)	(159,210)	(159,233)
—	(4,588,187)	—	(236,183)	—	—
—	(868,873)	—	—	—	—

—	(1,008)	(165,165)	(155,790)	—	—
—	(984,305)	—	(35,400)	—	—
—	(164,603)	—	—	—	—

—	(1,761)	(715,612)	(402,593)	—	—
—	(1,915,038)	—	(76,742)	—	—
—	(319,017)	—	—	—	—

—	(82,919)	(4,712,617)	(3,286,149)	(1,812,725)	(1,470,163)
—	(6,753,084)	—	(374,003)	—	—
—	(1,312,270)	—	—	—	—

—	—	(2)	—	—	—

—	(17,031,886)	(8,026,370)	(6,292,186)	(1,971,935)	(1,629,396)

24,952,684	108,025,531	83,296,249	57,257,803	3,749,020	13,757,171

67,037,113	118,917,460	133,879,011	42,839,218	3,804,131	14,440,479

486,287,196	367,369,736	329,492,657	286,653,439	64,032,052	49,591,573

$553,324,309	$486,287,196	$463,371,668	$329,492,657	$67,836,183	$64,032,052

$10,372	$7,704	$117,587	$774,477	$(61,308)	$(16,176)

BB&T Funds

   Statements of Changes in Net Assets, continued

	BB&T Intermediate U.S. Government Fund

	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
From Investment Activities:
Operations:
Net investment income	$6,080,730	$5,002,859
Net realized gain (loss)	358,846	1,189,783
Change in unrealized appreciation/depreciation	4,980,048	5,841,592

Change in net assets from operations	11,419,624	12,034,234

Distributions to Class A Shareholders:
Net investment income	(374,693)	(392,008)
Net realized gains from investment transactions	—	—
Distributions to Class B Shareholders:
Net investment income	(68,197)	(91,614)
Net realized gains from investment transactions	—	—
Distributions to Class C Shareholders:
Net investment income	(9,864)	(6,890)
Net realized gains from investment transactions	—	—
Distributions to Institutional Class Shareholders:
Net investment income	(6,151,978)	(4,800,213)
Net realized gains from investment transactions	—	—
Distributions to Class R Shareholders:
Net investment income	—	—

Change in net assets from shareholder distributions	(6,604,732)	(5,290,725)

Capital Transactions:
Change in net assets from capital transactions	(4,946,835)	63,757,441

Change in net assets	(131,943)	70,500,950
Net Assets:
Beginning of year	193,688,752	123,187,802

End of year	$193,556,809	$193,688,752

Accumulated undistributed (distributions in excess of) net investment income	$1,781,240	$1,879,324

See accompanying notes to the financial statements.

BB&T Total Return Bond Fund		BB&T Kentucky Intermediate Tax-Free Fund		BB&T Maryland Intermediate Tax-Free Fund

For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$16,142,317	$17,471,958	$643,601	$584,596	$927,333	$601,865
11,061,276	4,660,658	240,755	76,541	134,739	(2,034)
11,242,260	26,777,266	315,084	1,443,910	692,202	1,980,869

38,445,853	48,909,882	1,199,440	2,105,047	1,754,274	2,580,700

(996,048)	(463,538)	(214,321)	(183,794)	(247,523)	(155,759)
(13,422)	—	(73,964)	(54,264)	(1,441)	(35,179)

(188,149)	(188,599)	—	—	—	—
(3,855)	—	—	—	—	—

(40,862)	(9,298)	—	—	—	—
(356)	—	—	—	—	—

(17,065,752)	(16,996,203)	(427,340)	(397,069)	(676,872)	(442,167)
(255,197)	—	(134,098)	(103,322)	(3,717)	(98,119)

(442)	—	—	—	—	—

(18,564,083)	(17,657,638)	(849,723)	(738,449)	(929,553)	(731,224)

41,144,313	(113,914,589)	3,501,264	2,012,242	8,284,070	11,210,947

61,026,083	(82,662,345)	3,850,981	3,378,840	9,108,791	13,060,423

361,251,339	443,913,684	19,812,841	16,434,001	28,976,603	15,916,180

$422,277,422	$361,251,339	$23,663,822	$19,812,841	$38,085,394	$28,976,603

$445,395	$864,466	$2,442	$1,137	$381	$(500)

BB&T Funds

   Statements of Changes in Net Assets, continued

	BB&T North Carolina Intermediate Tax-Free Fund

	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
From Investment Activities:
Operations:
Net investment income	$5,266,844	$4,606,501
Net realized gain (loss)	1,068,103	974,303
Change in unrealized appreciation/depreciation	2,695,776	10,689,480

Change in net assets from operations	9,030,723	16,270,284

Distributions to Class A Shareholders:
Net investment income	(1,054,124)	(743,381)
Net realized gains from investment transactions	(198,488)	(211,075)
Distributions to Institutional Class Shareholders:
Net investment income	(4,204,568)	(3,856,177)
Net realized gains from investment transactions	(797,240)	(1,036,786)

Change in net assets from shareholder distributions	(6,254,420)	(5,847,419)

Capital Transactions:
Change in net assets from capital transactions	31,752,598	24,925,395

Change in net assets	34,528,901	35,348,260
Net Assets:
Beginning of year	159,878,649	124,530,389

End of year	$194,407,550	$159,878,649

Accumulated undistributed (distributions in excess of) net investment income	$69,116	$67,036

See accompanying notes to the financial statements.

BB&T South Carolina Intermediate Tax-Free Fund		BB&T Virginia Intermediate Tax-Free Fund		BB&T West Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$1,064,858	$748,102	$2,993,723	$2,767,953	$3,175,509	$2,695,810
149,905	(26,687)	377,135	844,628	104,867	129,036
913,311	2,016,126	1,412,409	6,763,743	1,431,326	5,203,311

2,128,074	2,737,541	4,783,267	10,376,324	4,711,702	8,028,157

(346,635)	(269,642)	(732,727)	(369,951)	(780,468)	(566,422)
—	(118,467)	(209,494)	(78,927)	(32,736)	(19,073)

(711,699)	(473,675)	(2,259,089)	(2,394,907)	(2,375,666)	(2,110,420)
—	(235,059)	(663,572)	(585,966)	(104,016)	(69,580)

(1,058,334)	(1,096,843)	(3,864,882)	(3,429,751)	(3,292,886)	(2,765,495)

15,874,992	6,108,311	19,757,902	3,568,450	16,082,320	4,887,895

16,944,732	7,749,009	20,676,287	10,515,023	17,501,136	10,150,557

28,528,794	20,779,785	91,829,250	81,314,227	83,117,265	72,966,708

$45,473,526	$28,528,794	$112,505,537	$91,829,250	$100,618,401	$83,117,265

$2,876	$1,228	$41,557	$41,395	$(38,193)	$(41,282)

BB&T Funds

   Statements of Changes in Net Assets, continued

	BB&T National Tax-Free Money Market Fund

	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
From Investment Activities:
Operations:
Net investment income	$67,893	$2,120,139
Net realized gain (loss)	235	885
Change in unrealized appreciation/depreciation	—	—

Change in net assets from operations	68,128	2,121,024

Distributions to Class A Shareholders:
Net investment income	(6)	(325)
Net realized gains from investment transactions	—	—
Distributions to Class B Shareholders:
Net investment income	—	(4)
Net realized gains from investment transactions	—	—
Distributions to Class C Shareholders:
Net investment income	—	(3)
Net realized gains from investment transactions	—	—
Distributions to Institutional Class Shareholders:
Net investment income	(67,887)	(2,131,947)
Net realized gains from investment transactions	—	—

Change in net assets from shareholder distributions	(67,893)	(2,132,279)

Capital Transactions:
Change in net assets from capital transactions	(105,450,174)	109,505,842

Change in net assets	(105,449,939)	109,494,587
Net Assets:
Beginning of year	260,938,770	151,444,183

End of year	$155,488,831	$260,938,770

Accumulated undistributed (distributions in excess of) net investment income	$1,123	$888

See accompanying notes to the financial statements.

BB&T Prime Money Market Fund		BB&T U.S. Treasury Money Market Fund		BB&T Capital Manager Conservative Growth Fund

For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$329,532	$11,671,426	$277,603	$343,175	$424,657	$740,805
(18,963)	568	—	—	310,195	(9,000,447)
—	—	—	—	632,753	6,267,927

310,569	11,671,994	277,603	343,175	1,367,605	(1,991,715)

(94,245)	(3,328,886)	(99,439)	(86,171)	(208,070)	(167,125)
—	—	—	—	—	(111,915)

(806)	(7,014)	(487)	(223)	(57,985)	(71,271)
—	—	—	—	—	(62,677)

(301)	(2,335)	(78)	(18)	(2,907)	(2,064)
—	—	—	—	—	(1,617)

(234,180)	(8,344,788)	(177,599)	(256,763)	(160,463)	(514,802)
—	—	—	—	—	(663,941)

(329,532)	(11,683,023)	(277,603)	(343,175)	(429,425)	(1,595,412)

(582,591,430)	(586,801,661)	(256,426,060)	(596,524,912)	(911,665)	(33,566,315)

(582,610,393)	(586,812,690)	(256,426,060)	(596,524,912)	26,515	(37,153,442)

1,153,383,049	1,740,195,739	601,836,757	1,198,361,669	14,530,732	51,684,174

$570,772,656	$1,153,383,049	$345,410,697	$601,836,757	$14,557,247	$14,530,732

$2,203	$791	$2,052	$2,052	$(3)	$(1,106)

BB&T Funds

   Statements of Changes in Net Assets, continued

	BB&T Capital Manager Moderate Growth Fund

	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
From Investment Activities:
Operations:
Net investment income	$763,481	$911,062
Net realized loss	(2,683,861)	(10,350,284)
Change in unrealized appreciation/depreciation	5,475,263	6,828,013

Change in net assets from operations	3,554,883	(2,611,209)

Distributions to Class A Shareholders:
Net investment income	(573,059)	(518,431)
Distributions to Class B Shareholders:
Net investment income	(164,202)	(195,965)
Distributions to Class C Shareholders:
Net investment income	(2,023)	(1,228)
Distributions to Institutional Class Shareholders:
Net investment income	(30,576)	(216,943)

Change in net assets from shareholder distributions	(769,860)	(932,567)

Capital Transactions:
Change in net assets from capital transactions	(3,811,025)	(23,343,292)

Change in net assets	(1,026,002)	(26,887,068)
Net Assets:
Beginning of year	37,570,663	64,457,731

End of year	$36,544,661	$37,570,663

Accumulated undistributed (distributions in excess) of net investment income	$1	$(1,869)

See accompanying notes to the financial statements.

BB&T Capital Manager Growth Fund		BB&T Capital Manager Equity Fund

For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$439,669	$553,213	$94,920	$178,933
(2,656,759)	(9,614,636)	(972,536)	(8,450,950)
4,826,126	5,483,507	1,701,090	4,531,287

2,609,036	(3,577,916)	823,474	(3,740,730)

(310,591)	(275,030)	(73,354)	(40,297)

(96,586)	(121,905)	(18,738)	(35,300)

(1,507)	(695)	(103)	(5)

(33,543)	(181,769)	(2,733)	(113,522)

(442,227)	(579,399)	(94,928)	(189,124)

(2,543,776)	(17,029,420)	(1,546,946)	(11,434,883)

(376,967)	(21,186,735)	(818,400)	(15,364,737)

28,331,250	49,517,985	9,723,124	25,087,861

$27,954,283	$28,331,250	$8,904,724	$9,723,124

$16	$(261)	$(8)	$—

BB&T Funds

   Statements of Changes in Net Assets, continued

	BB&T Select Equity Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,873,968	$1,983,302
Proceeds from shares issued in reorganization	—	—
Distributions reinvested	298,975	339,192
Value of shares redeemed	(3,884,963)	(4,782,648)

Change in net assets from Class A Share transactions	(1,712,020)	(2,460,154)
Class B Shares:
Proceeds from shares issued	3,397	204,563
Proceeds from shares issued in reorganization	—	—
Distributions reinvested	9,086	32,712
Value of shares redeemed	(1,586,831)	(2,386,581)

Change in net assets from Class B Share transactions	(1,574,348)	(2,149,306)
Class C Shares:
Proceeds from shares issued	37,394	45,286
Proceeds from shares issued in reorganization	—	—
Distributions reinvested	364	651
Value of shares redeemed	(25,101)	(82,461)

Change in net assets from Class C Share transactions	12,657	(36,524)
Institutional Shares:
Proceeds from shares issued	25,938,993	19,666,433
Proceeds from shares issued in reorganization	—	—
Distributions reinvested	2,142,283	2,293,574
Value of shares redeemed	(30,172,287)	(68,033,454)

Change in net assets from Institutional Share transactions	(2,091,011)	(46,073,447)
Class R Shares:
Proceeds from shares issued	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(5,364,722)	$(50,719,431)

Share Transactions:
Class A Shares:
Issued	178,138	227,591
Issued in reorganization	—	—
Reinvested	28,862	39,583
Redeemed	(370,283)	(549,666)

Change in Class A Shares	(163,283)	(282,492)
Class B Shares:
Issued	325	24,291
Issued in reorganization	—	—
Reinvested	910	3,930
Redeemed	(153,876)	(281,391)

Change in Class B Shares	(152,641)	(253,170)
Class C Shares:
Issued	3,641	5,147
Issued in reorganization	—	—
Reinvested	36	78
Redeemed	(2,424)	(8,687)

Change in Class C Shares	1,253	(3,462)
Institutional Shares:
Issued	2,497,662	2,272,328
Issued in reorganization	—	—
Reinvested	205,444	265,040
Redeemed	(2,864,323)	(7,603,398)

Change in Institutional Shares	(161,217)	(5,066,030)
Class R Shares:
Issued	—	—

Change in Class R Shares	—	—

Change in Shares	(475,888)	(5,605,154)

See accompanying notes to the financial statements.

BB&T Mid Cap Value Fund		Sterling Capital Small Cap Value Fund
For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$2,870,738	$1,513,470	$691,577	$—
5,898,265	—	4,823,599	—
41,433	23,737	15,377	—
(2,431,070)	(18,697,334)	(438,388)	—

6,379,366	(17,160,127)	5,092,165	—

18,231	193,887	20,551	—
1,265,846	—	1,039,671	—
578	2,885	—	—
(1,379,754)	(793,203)	(188,467)	—

(95,099)	(596,431)	871,755	—

268,770	13,579	38,609	—
72,648	—	17,265	—
77	125	29	—
(120,962)	(120,248)	—	—

220,533	(106,544)	55,903	—

90,925,122	84,559,427	25,776,748	8,470,107
69,504,565	—	22,752,363	—
1,113,413	378,820	282,125	606,770
(72,694,448)	(52,041,186)	(18,247,462)	(6,074,530)

88,848,652	32,897,061	30,563,774	3,002,347

100	—	100	—

100	—	100	—

$95,353,552	$15,033,959	$36,583,697	$3,002,347

247,446	169,260	62,722	—
533,366	—	457,112	—
3,559	2,909	1,375	—
(212,223)	(1,854,915)	(39,502)	—

572,148	(1,682,746)	481,707	—

1,630	25,735	1,770	—
119,580	—	98,525	—
54	367	—	—
(125,368)	(100,401)	(16,799)	—

(4,104)	(74,299)	83,496	—

25,005	1,655	3,449	—
6,874	—	1,636	—
7	15	2	—
(10,998)	(16,984)	—	—

20,888	(15,314)	5,087	—

7,899,523	9,161,697	2,348,845	971,707
6,253,352	—	2,156,153	—
94,163	46,311	25,419	98,342
(6,382,508)	(6,271,824)	(1,672,595)	(846,871)

7,864,530	2,936,184	2,857,822	223,178

9	—	10	—

9	—	10	—

8,453,471	1,163,825	3,428,122	223,178

BB&T Funds

   Statements of Changes in Net Assets, continued

	BB&T International Equity Fund
Capital Transactions:	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Class A Shares:
Proceeds from shares issued	$774,803	$611,996
Distributions reinvested	67,212	73,346
Value of shares redeemed	(412,591)	(619,562)

Change in net assets from Class A Share transactions	429,424	65,780
Class B Shares:
Proceeds from shares issued	12,418	117,435
Distributions reinvested	13,416	27,848
Value of shares redeemed	(171,023)	(322,513)

Change in net assets from Class B Share transactions	(145,189)	(177,230)
Class C Shares:
Proceeds from shares issued	61,384	6,213
Distributions reinvested	1,243	3,934
Value of shares redeemed	(64,606)	(2,823)

Change in net assets from Class C Share transactions	(1,979)	7,324
Institutional Shares:
Proceeds from shares issued	17,518,739	18,592,178
Distributions reinvested	1,313,469	1,355,129
Value of shares redeemed	(24,359,077)	(37,274,473)

Change in net assets from Institutional Share transactions	(5,526,869)	(17,327,166)
Class R Shares:
Proceeds from shares issued	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(5,244,613)	$(17,431,292)

Share Transactions:
Class A Shares:
Issued	157,914	138,546
Reinvested	13,469	17,422
Redeemed	(86,475)	(149,273)

Change in Class A Shares	84,908	6,695
Class B Shares:
Issued	2,853	30,688
Reinvested	3,029	7,426
Redeemed	(39,813)	(91,372)

Change in Class B Shares	(33,931)	(53,258)
Class C Shares:
Issued	14,545	1,326
Reinvested	281	1,055
Redeemed	(14,565)	(868)

Change in Class C Shares	261	1,513
Institutional Shares:
Issued	3,550,284	4,282,213
Reinvested	255,042	311,524
Redeemed	(5,026,016)	(8,714,073)

Change in Institutional Shares	(1,220,690)	(4,120,336)
Class R Shares:
Issued	—	—

Change in Class R Shares	—	—

Change in Shares	(1,169,452)	(4,165,386)

See accompanying notes to the financial statements.

BB&T Special Opportunities Equity Fund		BB&T Equity Income Fund		BB&T Short U.S. Government Fund
For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$51,993,177	$71,191,936	$56,192,472	$30,607,899	$4,110,791	$1,494,189
—	5,215,999	2,155,411	1,743,806	144,544	149,156
(39,871,310)	(29,786,631)	(29,827,673)	(24,727,229)	(1,432,444)	(1,476,030)

12,121,867	46,621,304	28,520,210	7,624,476	2,822,891	167,315

343,236	2,146,745	417,400	2,091,712	—	—
—	1,122,418	159,855	184,877	—	—
(3,658,508)	(4,131,438)	(2,011,466)	(2,738,223)	—	—

(3,315,272)	(862,275)	(1,434,211)	(461,634)	—	—

18,967,620	16,178,384	28,710,451	14,110,019	—	—
—	2,167,962	637,652	435,434	—	—
(8,876,442)	(8,736,669)	(5,905,408)	(6,328,259)	—	—

10,091,178	9,609,677	23,442,695	8,217,194	—	—

72,577,644	106,067,836	91,200,777	81,509,154	44,168,629	62,733,868
—	5,139,975	3,193,068	2,352,452	345,286	450,895
(66,522,833)	(58,550,986)	(61,626,392)	(41,983,839)	(43,587,786)	(49,594,907)

6,054,811	52,656,825	32,767,453	41,877,767	926,129	13,589,856

100	—	102	—	—	—

100	—	102	—	—	—

$24,952,684	$108,025,531	$83,296,249	$57,257,803	$3,749,020	$13,757,171

3,355,853	5,868,766	4,535,254	3,015,882	426,037	154,765
—	490,046	173,740	169,595	14,986	15,462
(2,593,295)	(2,437,192)	(2,433,573)	(2,462,292)	(148,442)	(153,057)

762,558	3,921,620	2,275,421	723,185	292,581	17,170

22,957	192,268	34,155	215,807	—	—
—	111,063	12,953	18,056	—	—
(251,243)	(368,389)	(165,060)	(275,597)	—	—

(228,286)	(65,058)	(117,952)	(41,734)	—	—

1,291,925	1,352,888	2,348,842	1,380,189	—	—
—	214,531	51,694	42,286	—	—
(610,429)	(783,829)	(485,022)	(631,797)	—	—

681,496	783,590	1,915,514	790,678	—	—

4,599,664	8,619,828	7,384,647	8,044,137	4,580,436	6,496,098
—	474,889	256,959	228,246	35,804	46,794
(4,230,147)	(4,537,247)	(5,030,921)	(4,117,926)	(4,523,559)	(5,133,031)

369,517	4,557,470	2,610,685	4,154,457	92,681	1,409,861

7	—	8	—	—	—

7	—	8	—	—	—

1,585,292	9,197,622	6,683,676	5,626,586	385,262	1,427,031

BB&T Funds

   Statements of Changes in Net Assets, continued

	BB&T Intermediate U.S. Government Fund
Capital Transactions:	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Class A Shares:
Proceeds from shares issued	$4,505,216	$5,507,545
Distributions reinvested	338,424	356,399
Value of shares redeemed	(3,763,183)	(3,198,228)

Change in net assets from Class A Share transactions	1,080,457	2,665,716
Class B Shares:
Proceeds from shares issued	102,822	770,323
Distributions reinvested	65,859	86,626
Value of shares redeemed	(801,098)	(837,317)

Change in net assets from Class B Share transactions	(632,417)	19,632
Class C Shares:
Proceeds from shares issued	238,283	354,900
Distributions reinvested	7,308	4,738
Value of shares redeemed	(145,608)	(118,825)

Change in net assets from Class C Share transactions	99,983	240,813
Institutional Shares:
Proceeds from shares issued	75,251,756	122,254,012
Distributions reinvested	1,890,858	1,957,937
Value of shares redeemed	(82,637,472)	(63,380,669)

Change in net assets from Institutional Share transactions	(5,494,858)	60,831,280
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(4,946,835)	$63,757,441

Share Transactions:
Class A Shares:
Issued	422,099	530,446
Reinvested	31,771	34,310
Redeemed	(355,043)	(308,512)

Change in Class A Shares	98,827	256,244
Class B Shares:
Issued	9,743	74,821
Reinvested	6,208	8,377
Redeemed	(75,634)	(80,647)

Change in Class B Shares	(59,683)	2,551
Class C Shares:
Issued	22,353	33,865
Reinvested	687	457
Redeemed	(13,795)	(11,434)

Change in Class C Shares	9,245	22,888
Institutional Shares:
Issued	7,082,674	11,698,649
Reinvested	177,406	188,282
Redeemed	(7,740,047)	(6,102,237)

Change in Institutional Shares	(479,967)	5,784,694
Class R Shares:
Issued	—	—
Reinvested	—	—

Change in Class R Shares	—	—

Change in Shares	(431,578)	6,066,377

See accompanying notes to the financial statements.

BB&T Total Return Bond Fund		BB&T Kentucky Intermediate Tax-Free Fund		BB&T Maryland Intermediate Tax-Free Fund
For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$17,946,667	$9,088,236	$1,652,461	$1,307,631	$3,865,425	$3,911,381
937,006	438,479	212,686	188,172	188,548	139,925
(4,393,142)	(3,473,367)	(608,591)	(477,223)	(803,200)	(680,310)

14,490,531	6,053,348	1,256,556	1,018,580	3,250,773	3,370,996

368,858	1,403,822	—	—	—	—
181,092	175,040	—	—	—	—
(1,392,427)	(1,628,138)	—	—	—	—

(842,477)	(49,276)	—	—	—	—

1,677,308	188,344	—	—	—	—
38,749	8,524	—	—	—	—
(48,269)	(7,826)	—	—	—	—

1,667,788	189,042	—	—	—	—

124,403,924	94,275,883	6,222,750	4,166,460	9,290,636	9,576,183
7,433,934	5,788,138	4,288	22	70,460	34,871
(106,050,848)	(220,171,724)	(3,982,330)	(3,172,820)	(4,327,799)	(1,771,103)

25,787,010	(120,107,703)	2,244,708	993,662	5,033,297	7,839,951

41,019	—	—	—	—	—
442	—	—	—	—	—

41,461	—	—	—	—	—

$41,144,313	$(113,914,589)	$3,501,264	$2,012,242	$8,284,070	$11,210,947

1,633,596	880,753	156,280	127,302	352,058	367,703
85,073	42,944	20,123	18,641	17,147	13,488
(402,439)	(341,607)	(57,857)	(48,014)	(73,305)	(64,532)

1,316,230	582,090	118,546	97,929	295,900	316,659

33,411	139,668	—	—	—	—
16,494	17,205	—	—	—	—
(126,923)	(160,292)	—	—	—	—

(77,018)	(3,419)	—	—	—	—

152,524	18,404	—	—	—	—
3,495	832	—	—	—	—
(4,401)	(781)	—	—	—	—

151,618	18,455	—	—	—	—

11,308,728	9,274,960	589,502	404,656	848,859	903,818
676,154	569,241	406	2	6,395	3,330
(9,615,329)	(21,833,628)	(377,904)	(309,841)	(393,661)	(169,663)

2,369,553	(11,989,427)	212,004	94,817	461,593	737,485

3,698	—	—	—	—	—
39	—	—	—	—	—

3,737	—	—	—	—	—

3,764,120	(11,392,301)	330,550	192,746	757,493	1,054,144

BB&T Funds

    Statements of Changes in Net Assets, continued

	BB&T North Carolina Intermediate Tax-Free Fund

	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$18,279,880	$8,512,398
Distributions reinvested	937,820	700,409
Value of shares redeemed	(3,174,236)	(2,239,327)

Change in net assets from Class A Share transactions	16,043,464	6,973,480
Institutional Shares:
Proceeds from shares issued	48,039,734	53,325,044
Distributions reinvested	297,178	86,026
Value of shares redeemed	(32,627,778)	(35,459,155)

Change in net assets from Institutional Share transactions	15,709,134	17,951,915

Change in net assets from capital transactions	$31,752,598	$24,925,395

Share Transactions:
Class A Shares:
Issued	1,698,060	808,322
Reinvested	86,951	67,986
Redeemed	(294,390)	(216,514)

Change in Class A Shares	1,490,621	659,794
Institutional Shares:
Issued	4,463,190	5,114,666
Reinvested	27,537	8,269
Redeemed	(3,031,390)	(3,416,981)

Change in Institutional Shares	1,459,337	1,705,954

Change in Shares	2,949,958	2,365,748

See accompanying notes to the financial statements.

BB&T South Carolina Intermediate Tax-Free Fund		BB&T Virginia Intermediate Tax-Free Fund		BB&T West Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$4,684,576	$4,351,829	$16,772,363	$10,846,093	$10,426,589	$3,638,868
313,137	363,052	710,183	313,225	531,561	369,696
(1,278,839)	(1,566,583)	(2,767,743)	(1,688,822)	(1,052,717)	(1,807,775)

3,718,874	3,148,298	14,714,803	9,470,496	9,905,433	2,200,789

17,684,617	6,388,083	17,058,923	13,709,083	15,576,892	17,512,513
83,271	51,922	52,397	22,190	65,070	53,700
(5,611,770)	(3,479,992)	(12,068,221)	(19,633,319)	(9,465,075)	(14,879,107)

12,156,118	2,960,013	5,043,099	(5,902,046)	6,176,887	2,687,106

$15,874,992	$6,108,311	$19,757,902	$3,568,450	$16,082,320	$4,887,895

436,592	422,507	1,402,257	924,445	1,042,175	374,355
29,356	36,060	59,606	27,104	53,130	38,419
(120,430)	(156,703)	(232,132)	(147,293)	(105,090)	(191,986)

345,518	301,864	1,229,731	804,256	990,215	220,788

1,674,989	622,738	1,432,235	1,172,262	1,558,216	1,802,282
7,853	5,167	4,380	1,933	6,512	5,594
(530,596)	(344,978)	(1,008,782)	(1,691,879)	(946,626)	(1,541,826)

1,152,246	282,927	427,833	(517,684)	618,102	266,050

1,497,764	584,791	1,657,564	286,572	1,608,317	486,838

BB&T Funds

    Statements of Changes in Net Assets, continued

	BB&T National Tax-Free Money Market Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$193,086	$77,000
Distributions reinvested	5	322
Value of shares redeemed	(139,315)	(31,187)

Change in net assets from Class A Share transactions	53,776	46,135
Class B Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	(1,097)*

Change in net assets from Class B Share transactions	—	(1,097)
Class C Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	(1,040)*

Change in net assets from Class C Share transactions	—	(1,040)
Institutional Shares:
Proceeds from shares issued	254,452,716	344,322,885
Distributions reinvested	982	10,075
Value of shares redeemed	(359,957,648)	(234,871,116)

Change in net assets from Institutional Share transactions	(105,503,950)	109,461,844

Change in net assets from capital transactions	$(105,450,174)	$109,505,842

Share Transactions:
Class A Shares:
Issued	193,086	77,000
Reinvested	5	322
Redeemed	(139,315)	(31,187)

Change in Class A Shares	53,776	46,135
Class B Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	(1,097)*

Change in Class B Shares	—	(1,097)
Class C Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	(1,040)*

Change in Class C Shares	—	(1,040)
Institutional Shares:
Issued	254,452,716	344,322,885
Reinvested	982	10,075
Redeemed	(359,957,648)	(234,871,115)

Change in Institutional Shares	(105,503,950)	109,461,845

Change in Shares	(105,450,174)	109,505,843

*	The Class B Shares and Class C Shares liquidated on 1/29/09.

See accompanying notes to the financial statements.

BB&T Prime Money Market Fund		BB&T U.S. Treasury Money Market Fund		BB&T Capital Manager Conservative Growth Fund
For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$132,211,386	$187,765,892	$113,397,348	$141,940,413	$1,595,118	$1,103,857
94,134	3,326,989	99,288	86,122	202,858	273,616
(230,509,387)	(683,388,858)	(145,385,305)	(458,963,771)	(924,550)	(2,868,514)

(98,203,867)	(492,295,977)	(31,888,669)	(316,937,236)	873,426	(1,491,041)

345,965	1,578,997	222,141	1,394,849	48,341	431,215
777	6,554	473	209	57,630	132,124
(753,971)	(1,451,437)	(486,491)	(1,056,675)	(1,059,080)	(1,387,571)

(407,229)	134,114	(263,877)	338,383	(953,109)	(824,232)

345,883	1,558,892	97,671	35,571	34,938	2,541
262	2,013	78	17	2,907	3,680
(759,306)	(912,463)	(57,218)	(18,848)	(20,331)	(30)

(413,161)	648,442	40,531	16,740	17,514	6,191

1,137,654,760	1,886,208,967	601,947,679	1,110,279,019	674,652	1,383,961
60,616	1,006,032	32,221	64,060	158,491	1,172,690
(1,621,282,549)	(1,982,503,239)	(826,293,945)	(1,390,285,878)	(1,682,639)	(33,813,884)

(483,567,173)	(95,288,240)	(224,314,045)	(279,942,799)	(849,496)	(31,257,233)

$(582,591,430)	$(586,801,661)	$(256,426,060)	$(596,524,912)	$(911,665)	$(33,566,315)

132,211,386	187,765,892	113,397,348	141,940,413	182,820	145,115
94,134	3,326,989	99,288	86,123	23,219	36,062
(230,509,387)	(683,388,858)	(145,385,305)	(458,963,771)	(105,840)	(381,702)

(98,203,867)	(492,295,977)	(31,888,669)	(316,937,235)	100,199	(200,525)

345,965	1,578,997	222,141	1,394,849	5,548	59,003
777	6,554	473	208	6,599	17,490
(753,971)	(1,451,437)	(486,491)	(1,056,675)	(121,839)	(185,810)

(407,229)	134,114	(263,877)	338,382	(109,692)	(109,317)

345,883	1,558,892	97,671	35,571	4,012	330
262	2,013	78	17	334	488
(759,306)	(912,463)	(57,218)	(18,848)	(2,307)	(4)

(413,161)	648,442	40,531	16,740	2,039	814

1,137,654,760	1,886,208,967	601,947,679	1,110,279,019	77,032	180,694
60,616	1,006,032	32,221	64,060	17,968	154,895
(1,621,282,549)	(1,982,503,239)	(826,293,945)	(1,390,285,878)	(190,379)	(4,411,452)

(483,567,173)	(95,288,240)	(224,314,045)	(279,942,799)	(95,379)	(4,075,863)

(582,591,430)	(586,801,661)	(256,426,060)	(596,524,912)	(102,833)	(4,384,891)

BB&T Funds

    Statements of Changes in Net Assets, continued

	BB&T Capital Manager Moderate Growth Fund
	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,214,410	$2,971,395
Distributions reinvested	564,372	511,761
Value of shares redeemed	(4,682,727)	(6,232,223)

Change in net assets from Class A Share transactions	(903,945)	(2,749,067)
Class B Shares:
Proceeds from shares issued	66,952	407,315
Distributions reinvested	163,364	194,626
Value of shares redeemed	(2,979,289)	(3,675,777)

Change in net assets from Class B Share transactions	(2,748,973)	(3,073,836)
Class C Shares:
Proceeds from shares issued	110,268	7,452
Distributions reinvested	2,023	1,228
Value of shares redeemed	(23,710)	(90)

Change in net assets from Class C Share transactions	88,581	8,590
Institutional Shares:
Proceeds from shares issued	57,459	723,777
Distributions reinvested	29,000	214,818
Value of shares redeemed	(333,147)	(18,467,574)

Change in net assets from Institutional Share transactions	(246,688)	(17,528,979)

Change in net assets from capital transactions	$(3,811,025)	$(23,343,292)

Share Transactions:
Class A Shares:
Issued	400,068	433,920
Reinvested	70,379	74,892
Redeemed	(577,766)	(946,756)

Change in Class A Shares	(107,319)	(437,944)
Class B Shares:
Issued	8,675	63,505
Reinvested	20,856	29,309
Redeemed	(378,343)	(564,356)

Change in Class B Shares	(348,812)	(471,542)
Class C Shares:
Issued	13,719	1,061
Reinvested	256	183
Redeemed	(3,084)	(13)

Change in Class C Shares	10,891	1,231
Institutional Shares:
Issued	7,053	109,413
Reinvested	3,595	31,749
Redeemed	(40,930)	(2,699,565)

Change in Institutional Shares	(30,282)	(2,558,403)

Change in Shares	(475,522)	(3,466,658)

See accompanying notes to the financial statements.

BB&T Capital Manager Growth Fund		BB&T Capital Manager Equity Fund
For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$2,007,029	$1,738,721	$992,664	$506,015
309,062	273,487	70,109	38,360
(2,428,605)	(2,943,160)	(1,112,685)	(885,055)

(112,514)	(930,952)	(49,912)	(340,680)

13,572	318,527	25,269	179,777
95,344	120,376	18,691	35,220
(2,492,057)	(2,947,687)	(915,440)	(830,315)

(2,383,141)	(2,508,784)	(871,480)	(615,318)

57,913	43,206	15,495	4,494
1,507	695	103	5
(11,486)	(60)	(5,356)	—

47,934	43,841	10,242	4,499

74,782	1,193,730	17,994	1,069,147
33,541	181,769	2,291	109,897
(204,378)	(15,009,024)	(656,081)	(11,662,428)

(96,055)	(13,633,525)	(635,796)	(10,483,384)

$(2,543,776)	$(17,029,420)	$(1,546,946)	$(11,434,883)

273,552	282,599	139,104	89,077
42,200	44,689	10,023	6,718
(331,303)	(489,607)	(157,301)	(152,292)

(15,551)	(162,319)	(8,174)	(56,497)

1,822	54,973	3,744	35,154
13,353	20,331	2,778	6,439
(348,757)	(496,028)	(135,520)	(150,409)

(333,582)	(420,724)	(128,998)	(108,816)

8,036	6,560	2,305	762
211	115	15	1
(1,610)	(10)	(817)	—

6,637	6,665	1,503	763

10,056	200,066	2,448	185,987
4,570	29,851	324	19,046
(27,583)	(2,427,109)	(95,000)	(1,976,166)

(12,957)	(2,197,192)	(92,228)	(1,771,133)

(355,453)	(2,773,570)	(227,897)	(1,935,683)

BB&T Funds

    Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
BB&T Select Equity Fund
Year Ended September 30, 2010	$10.08	0.10(c)	0.45	0.55	(0.11)	—	—	(0.11)
Year Ended September 30, 2009	$11.31	0.11(c)	(1.22)	(1.11)	(0.12)	—	—	(0.12)
Year Ended September 30, 2008	$19.13	0.15(c)	(5.14)	(4.99)	(0.10)	(2.73)	—	(2.83)
Year Ended September 30, 2007	$20.33	0.24(c)	2.14	2.38	(0.23)	(3.35)	—	(3.58)
Year Ended September 30, 2006	$19.47	0.30(c)	2.30	2.60	(0.30)	(1.44)	—	(1.74)
BB&T Mid Cap Value Fund
Year Ended September 30, 2010	$10.81	0.04(c)	1.27	1.31	(0.04)	—	—	(0.04)
Year Ended September 30, 2009	$10.50	0.02(c)	0.31	0.33	(0.02)	—	—	(0.02)
Year Ended September 30, 2008	$14.93	0.02(c)	(3.07)	(3.05)	(0.02)	(1.36)	—	(1.38)
Year Ended September 30, 2007	$13.49	0.04(c)	2.13	2.17	(0.04)	(0.69)	—	(0.73)
Year Ended September 30, 2006	$13.35	0.03(c)	1.60	1.63	(0.04)	(1.45)	—	(1.49)
Sterling Capital Small Cap Value Fund
February 1, 2010 to September 30, 2010(d)	$10.55	0.04(c)	0.63	0.67	(0.03)	—	—	(0.03)
BB&T International Equity Fund
Year Ended September 30, 2010	$ 4.97	0.02(c)	0.13	0.15	(0.10)	—	—	(0.10)
Year Ended September 30, 2009	$ 5.31	0.06(c)	(0.28)	(0.22)	(0.12)	—	—	(0.12)
Year Ended September 30, 2008	$ 8.41	0.08(c)	(2.41)	(2.33)	(0.02)	(0.75)	—	(0.77)
Year Ended September 30, 2007	$11.06	0.12(c)	1.82	1.94	(0.07)	(4.52)	—	(4.59)
Year Ended September 30, 2006	$ 9.58	0.14(c)	1.49	1.63	(0.15)	—	—	(0.15)
BB&T Special Opportunities Equity Fund
Year Ended September 30, 2010	$14.66	(0.06)(c)	1.33	1.27	—	—	—	—
Year Ended September 30, 2009	$15.34	—(c)(f)	—(f)	—(f)	—(f)	(0.57)	(0.11)	(0.68)
Year Ended September 30, 2008	$18.29	(0.08)(c)	(2.12)	(2.20)	—	(0.75)	—	(0.75)
Year Ended September 30, 2007	$16.43	(0.01)(c)	3.47	3.46	—	(1.60)	—	(1.60)
Year Ended September 30, 2006	$15.57	(0.04)	1.69	1.65	—	(0.79)	—	(0.79)
BB&T Equity Income Fund
Year Ended September 30, 2010	$11.43	0.30(c)	1.56	1.86	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$12.35	0.30(c)	(0.99)	(0.69)	(0.20)	(0.03)	—	(0.23)
Year Ended September 30, 2008	$15.03	0.43(c)	(2.21)	(1.78)	(0.32)	(0.58)	—	(0.90)
Year Ended September 30, 2007	$13.36	0.36(c)	2.31	2.67	(0.32)	(0.68)	—	(1.00)
Year Ended September 30, 2006	$12.09	0.28	1.58	1.86	(0.32)	(0.27)	—	(0.59)
BB&T Short U.S. Government Fund
Year Ended September 30, 2010	$ 9.66	0.16(c)	0.10	0.26	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$ 9.54	0.24(c)	0.19	0.43	(0.31)	—	—	(0.31)
Year Ended September 30, 2008	$ 9.52	0.33(c)	0.07	0.40	(0.38)	—	—	(0.38)
Year Ended September 30, 2007	$ 9.48	0.36(c)	0.07	0.43	(0.39)	—	—	(0.39)
Year Ended September 30, 2006	$ 9.50	0.28(c)	0.01(g)	0.29	(0.31)	—	—	(0.31)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Period from commencement of operations.
(e)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 6.01%.
(f)	Amount is less than $0.005.
(g)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**(a)

$10.52	5.47%	$ 28,849	1.09%	0.98%	1.48%	119.85%
$10.08	(9.67)%	$ 29,290	1.06%	1.25%	1.45%	92.97%
$11.31	(29.46)%	$ 36,066	1.14%	1.05%	1.43%	38.43%
$19.13	12.55%	$ 58,771	1.16%	1.25%	1.47%	68.60%
$20.33	14.29%	$ 48,656	1.14%	1.53%	1.43%	34.83%

$12.08	12.09%	$ 18,890	1.20%	0.33%	1.30%	45.02%
$10.81	3.24%	$ 10,717	1.21%	0.19%	1.26%	46.83%
$10.50	(22.00)%	$ 28,068	1.14%	0.17%	1.18%	65.74%
$14.93	16.48%	$ 16,811	1.16%	0.27%	1.20%	58.59%
$13.49	13.18%	$ 13,393	1.13%	0.23%	1.18%	53.92%

$11.19	6.39%(e)	$ 5,389	1.40%	0.49%	1.91%	95.89%

$ 5.02	3.01%	$ 3,788	1.79%	0.49%	2.49%	145.31%
$ 4.97	(3.78)%	$ 3,333	1.74%	1.34%	2.13%	223.19%
$ 5.31	(30.82)%	$ 3,524	1.56%	1.11%	1.99%	112.65%
$ 8.41	20.13%	$ 5,204	1.38%	1.02%	1.75%	129.80%
$11.06	17.04%	$ 4,202	1.40%	1.37%	1.75%	36.22%

$15.93	8.66%	$202,670	1.29%	(0.38)%	1.55%	25.65%
$14.66	1.74%	$175,319	1.28%	0.02%	1.54%	45.22%
$15.34	(12.61)%	$123,249	1.24%	(0.48)%	1.49%	25.80%
$18.29	22.24%	$124,136	1.28%	(0.04)%	1.53%	49.43%
$16.43	11.16%	$ 81,883	1.28%	(0.26)%	1.53%	58.01%

$13.05	16.42%	$143,283	1.19%	2.43%	1.45%	21.63%
$11.43	(5.33)%	$ 99,480	1.18%	2.93%	1.45%	37.13%
$12.35	(12.47)%	$ 98,584	1.14%	3.09%	1.39%	30.01%
$15.03	20.83%	$ 97,491	1.19%	2.53%	1.44%	37.85%
$13.36	15.79%	$ 60,059	1.20%	2.28%	1.45%	45.38%

$ 9.68	2.75%	$ 7,747	0.95%	1.66%	1.36%	55.50%
$ 9.66	4.57%	$ 4,909	0.98%	2.44%	1.38%	89.57%
$ 9.54	4.23%	$ 4,680	0.90%	3.42%	1.30%	48.20%
$ 9.52	4.67%	$ 3,978	0.91%	3.77%	1.31%	44.10%
$ 9.48	3.12%	$ 6,233	0.89%	2.99%	1.29%	98.08%

BB&T Funds

    Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
BB&T Intermediate U.S. Government Fund
Year Ended September 30, 2010	$10.56	0.29(a)	0.27	0.56	(0.32)	—	(0.32)
Year Ended September 30, 2009	$10.03	0.33(a)	0.55	0.88	(0.35)	—	(0.35)
Year Ended September 30, 2008	$ 9.93	0.41(a)	0.11	0.52	(0.42)	—	(0.42)
Year Ended September 30, 2007	$ 9.89	0.42(a)	0.04	0.46	(0.42)	—	(0.42)
Year Ended September 30, 2006	$10.01	0.41(a)	(0.11)	0.30	(0.42)	—	(0.42)
BB&T Total Return Bond Fund
Year Ended September 30, 2010	$10.78	0.43(a)	0.61	1.04	(0.49)	(0.01)	(0.50)
Year Ended September 30, 2009	$ 9.88	0.45(a)	0.90	1.35	(0.45)	—	(0.45)
Year Ended September 30, 2008	$10.12	0.43(a)	(0.21)	0.22	(0.46)	—	(0.46)
Year Ended September 30, 2007	$10.12	0.44(a)	0.01	0.45	(0.45)	—	(0.45)
Year Ended September 30, 2006	$10.31	0.42(a)	(0.12)	0.30	(0.44)	(0.05)	(0.49)
BB&T Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2010	$10.68	0.29(a)	0.25	0.54	(0.29)	(0.10)	(0.39)
Year Ended September 30, 2009	$ 9.88	0.33(a)	0.89	1.22	(0.32)	(0.10)	(0.42)
Year Ended September 30, 2008	$10.06	0.32(a)	(0.18)	0.14	(0.32)	—	(0.32)
Year Ended September 30, 2007	$10.12	0.32(a)	(0.06)	0.26	(0.32)	—	(0.32)
Year Ended September 30, 2006	$10.06	0.30	0.06	0.36	(0.30)	—	(0.30)
BB&T Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2010	$10.97	0.28(a)	0.24	0.52	(0.28)	—(b)	(0.28)
Year Ended September 30, 2009	$10.04	0.30(a)	1.01	1.31	(0.30)	(0.08)	(0.38)
Year Ended September 30, 2008	$10.15	0.31(a)	(0.11)	0.20	(0.31)	—	(0.31)
Year Ended September 30, 2007	$10.12	0.31(a)	0.03	0.34	(0.31)	—	(0.31)
Year Ended September 30, 2006	$10.02	0.29	0.10	0.39	(0.29)	—	(0.29)
BB&T North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2010	$10.87	0.30(a)	0.20	0.50	(0.30)	(0.06)	(0.36)
Year Ended September 30, 2009	$10.09	0.33(a)	0.88	1.21	(0.33)	(0.10)	(0.43)
Year Ended September 30, 2008	$10.33	0.35(a)	(0.20)	0.15	(0.35)	(0.04)	(0.39)
Year Ended September 30, 2007	$10.38	0.35(a)	(0.04)(a)	0.31	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2006	$10.46	0.36	—(b)	0.36	(0.35)	(0.09)	(0.44)
BB&T South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2010	$10.68	0.30(a)	0.25	0.55	(0.30)	—	(0.30)
Year Ended September 30, 2009	$ 9.95	0.33(a)	0.90	1.23	(0.33)	(0.17)	(0.50)
Year Ended September 30, 2008	$10.28	0.34(a)	(0.24)	0.10	(0.34)	(0.09)	(0.43)
Year Ended September 30, 2007	$10.35	0.34(a)	(0.05)	0.29	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2006	$10.54	0.34	(0.01)	0.33	(0.34)	(0.18)	(0.52)
BB&T Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2010	$12.07	0.33(a)	0.18	0.51	(0.33)	(0.11)	(0.44)
Year Ended September 30, 2009	$11.11	0.36(a)	1.05	1.41	(0.36)	(0.09)	(0.45)
Year Ended September 30, 2008	$11.32	0.37(a)	(0.16)	0.21	(0.37)	(0.05)	(0.42)
Year Ended September 30, 2007	$11.39	0.38(a)	(0.04)	0.34	(0.39)	(0.02)	(0.41)
Year Ended September 30, 2006	$11.49	0.40	(0.05)	0.35	(0.39)	(0.06)	(0.45)
BB&T West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2010	$10.04	0.33(a)	0.15	0.48	(0.33)	(0.02)	(0.35)
Year Ended September 30, 2009	$ 9.36	0.33(a)	0.69	1.02	(0.33)	(0.01)	(0.34)
Year Ended September 30, 2008	$ 9.71	0.33(a)	(0.33)	—	(0.33)	(0.02)	(0.35)
Year Ended September 30, 2007	$ 9.79	0.35(a)	(0.05)	0.30	(0.35)	(0.03)	(0.38)
Year Ended September 30, 2006	$ 9.85	0.39	(0.02)	0.37	(0.37)	(0.06)	(0.43)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.80	5.38%	$14,235	0.96%	2.76%	1.34%	83.92%
$10.56	8.90%	$12,865	0.95%	3.14%	1.32%	47.13%
$10.03	5.30%	$ 9,654	0.92%	4.08%	1.29%	116.07%
$ 9.93	4.78%	$ 9,050	0.93%	4.27%	1.30%	85.83%
$ 9.89	3.08%	$ 9,748	0.92%	4.21%	1.29%	127.13%

$11.32	10.00%	$31,465	0.96%	3.90%	1.34%	122.94%
$10.78	13.89%	$15,760	0.96%	4.38%	1.33%	122.26%
$ 9.88	2.06%	$ 8,700	0.91%	4.24%	1.28%	190.15%
$10.12	4.51%	$ 8,403	0.93%	4.37%	1.30%	222.24%
$10.12	2.96%	$ 6,407	0.93%	4.16%	1.29%	226.36%

$10.83	5.25%	$ 8,380	0.94%	2.76%	1.40%	20.68%
$10.68	12.71%	$ 6,999	0.92%	3.18%	1.37%	33.56%
$ 9.88	1.34%	$ 5,510	0.89%	3.13%	1.34%	54.22%
$10.06	2.66%	$ 4,630	0.90%	3.19%	1.35%	69.73%
$10.12	3.67%	$ 2,729	0.91%	3.02%	1.37%	64.55%

$11.21	4.81%	$11,763	0.94%	2.52%	1.40%	12.26%
$10.97	13.44%	$ 8,273	0.90%	2.84%	1.38%	37.11%
$10.04	1.84%	$ 4,389	0.79%	3.01%	1.34%	108.13%
$10.15	3.38%	$ 2,429	0.84%	3.05%	1.39%	136.09%
$10.12	3.95%	$ 1,966	0.85%	2.89%	1.41%	219.80%

$11.01	4.79%	$46,560	0.93%	2.79%	1.34%	19.19%
$10.87	12.35%	$29,765	0.92%	3.17%	1.32%	38.42%
$10.09	1.42%	$20,971	0.89%	3.34%	1.29%	82.02%
$10.33	3.07%	$19,668	0.91%	3.40%	1.31%	106.16%
$10.38	3.58%	$19,163	0.90%	3.45%	1.30%	94.95%

$10.93	5.25%	$15,290	0.98%	2.81%	1.39%	14.60%
$10.68	12.78%	$11,255	0.98%	3.18%	1.38%	42.06%
$ 9.95	0.94%	$ 7,481	0.96%	3.28%	1.36%	127.76%
$10.28	2.91%	$ 3,769	0.93%	3.34%	1.35%	68.69%
$10.35	3.27%	$ 4,001	0.93%	3.30%	1.35%	80.24%

$12.14	4.39%	$35,284	0.94%	2.79%	1.35%	9.54%
$12.07	13.11%	$20,230	0.92%	3.05%	1.32%	35.90%
$11.11	1.79%	$ 9,683	0.89%	3.25%	1.29%	53.28%
$11.32	3.05%	$ 8,802	0.91%	3.39%	1.31%	85.36%
$11.39	3.23%	$11,877	0.90%	3.55%	1.30%	76.53%

$10.17	4.87%	$29,858	0.94%	3.33%	0.95%	6.60%
$10.04	11.14%	$19,518	0.93%	3.45%	0.93%	24.19%
$ 9.36	(0.08)%	$16,138	0.91%	3.41%	0.91%	39.13%
$ 9.71	3.12%	$16,897	0.91%	3.61%	0.91%	49.60%
$ 9.79	3.85%	$15,773	0.90%	3.80%	0.90%	50.14%

BB&T Funds

    Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
BB&T National Tax-Free Money Market Fund
Year Ended September 30, 2010	$ 1.00	—(c)(d)	—(d)	—(d)	—(d)	—	—(d)
Year Ended September 30, 2009	$ 1.00	0.01(c)	—(d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2008	$ 1.00	0.02(c)	—(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$ 1.00	0.03(c)	—	0.03	(0.03)	—	(0.03)
August 1, 2006 to September 30, 2006 (e)	$ 1.00	—(d)	—	—(d)	—(d)	—	—(d)
BB&T Prime Money Market Fund
Year Ended September 30, 2010	$ 1.00	—(c)(d)	—(d)	—(d)	—(d)	—	—(d)
Year Ended September 30, 2009	$ 1.00	0.01(c)	—(d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2008	$ 1.00	0.03(c)	—(d)	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2007	$ 1.00	0.04(c)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$ 1.00	0.04	—(d)	0.04	(0.04)	—	(0.04)
BB&T U.S. Treasury Money Market Fund
Year Ended September 30, 2010	$ 1.00	—(c)(d)	—(d)	—(d)	—(d)	—	—(d)
Year Ended September 30, 2009	$ 1.00	—(c)(d)	—	—(d)	—(d)	—	—(d)
Year Ended September 30, 2008	$ 1.00	0.02(c)	—(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$ 1.00	0.04(c)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$ 1.00	0.04	—	0.04	(0.04)	—	(0.04)
BB&T Capital Manager Conservative Growth Fund(f)
Year Ended September 30, 2010	$ 8.50	0.26(c)	0.57	0.83	(0.27)	—	(0.27)
Year Ended September 30, 2009	$ 8.43	0.23(c)	0.21	0.44	(0.23)	(0.14)	(0.37)
Year Ended September 30, 2008	$10.53	0.26(c)	(1.24)	(0.98)	(0.39)	(0.73)	(1.12)
Year Ended September 30, 2007	$ 9.96	0.34(c)	0.53	0.87	(0.30)	—	(0.30)
Year Ended September 30, 2006	$ 9.76	0.31(c)	0.22	0.53	(0.33)	—	(0.33)
BB&T Capital Manager Moderate Growth Fund(f)
Year Ended September 30, 2010	$ 7.79	0.18(c)	0.60	0.78	(0.18)	—	(0.18)
Year Ended September 30, 2009	$ 7.77	0.16(c)	0.02	0.18	(0.16)	—	(0.16)
Year Ended September 30, 2008	$10.94	0.17(c)	(1.86)	(1.69)	(0.35)	(1.13)	(1.48)
Year Ended September 30, 2007	$10.22	0.29(c)	0.87	1.16	(0.22)	(0.22)	(0.44)
Year Ended September 30, 2006	$ 9.79	0.24(c)	0.45	0.69	(0.26)	—	(0.26)
BB&T Capital Manager Growth Fund(f)
Year Ended September 30, 2010	$ 7.11	0.13(c)	0.58	0.71	(0.13)	—	(0.13)
Year Ended September 30, 2009	$ 7.33	0.12(c)	(0.22)	(0.10)	(0.12)	—	(0.12)
Year Ended September 30, 2008	$11.13	0.11(c)	(2.21)	(2.10)	(0.33)	(1.37)	(1.70)
Year Ended September 30, 2007	$10.23	0.25(c)	1.08	1.33	(0.16)	(0.27)	(0.43)
Year Ended September 30, 2006	$ 9.68	0.20(c)	0.56	0.76	(0.21)	—	(0.21)
BB&T Capital Manager Equity Fund(f)
Year Ended September 30, 2010	$ 6.77	0.10(c)	0.56	0.66	(0.10)	—	(0.10)
Year Ended September 30, 2009	$ 7.41	0.07(c)	(0.65)	(0.58)	(0.06)	—	(0.06)
Year Ended September 30, 2008	$12.26	0.04(c)	(2.76)	(2.72)	(0.32)	(1.81)	(2.13)
Year Ended September 30, 2007	$11.57	0.21(c)	1.43	1.64	(0.10)	(0.85)	(0.95)
Year Ended September 30, 2006	$10.95	0.17(c)	0.83	1.00	(0.19)	(0.19)	(0.38)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.
(f)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**

$ 1.00	0.01%	$ 104	0.42%	0.01%	0.99%	—
$ 1.00	0.80%	$ 50	0.69%	0.67%	0.99%	—
$ 1.00	2.11%	$ 4	0.66%	2.48%	0.96%	—
$ 1.00	3.08%	$ 526	0.66%	3.06%	0.97%	—
$ 1.00	0.51%	$ 1	0.62%	2.96%	1.26%	—

$ 1.00	0.05%	$172,643	0.34%	0.05%	1.13%	—
$ 1.00	0.53%	$270,852	0.96%	0.78%	1.16%	—
$ 1.00	2.86%	$763,152	0.96%	2.79%	1.08%	—
$ 1.00	4.51%	$745,381	0.98%	4.42%	1.10%	—
$ 1.00	3.86%	$636,327	0.98%	3.83%	1.09%	—

$ 1.00	0.07%	$136,205	0.15%	0.07%	1.13%	—
$ 1.00	0.03%	$168,094	0.33%	0.03%	1.13%	—
$ 1.00	1.75%	$485,031	0.93%	1.72%	1.08%	—
$ 1.00	4.20%	$310,413	0.97%	4.07%	1.11%	—
$ 1.00	3.64%	$167,900	0.96%	3.63%	1.09%	—

$ 9.06	9.93%	$ 7,230	0.46%	3.01%	0.97%	33.33%
$ 8.50	5.95%	$ 5,929	0.43%	2.95%	0.93%	21.56%
$ 8.43	(10.33)%	$ 7,573	0.35%	2.72%	0.85%	39.99%
$10.53	8.86%	$ 9,781	0.35%	3.28%	0.91%	29.58%
$ 9.96	5.54%	$ 9,365	0.33%	3.12%	0.95%	5.69%

$ 8.39	10.18%	$ 25,419	0.41%	2.27%	0.92%	47.76%
$ 7.79	2.67%	$ 24,426	0.38%	2.36%	0.88%	22.46%
$ 7.77	(17.44)%	$ 27,775	0.35%	1.82%	0.85%	63.63%
$10.94	11.48%	$ 38,081	0.36%	2.68%	0.92%	40.05%
$10.22	7.10%	$ 33,472	0.35%	2.44%	0.97%	7.33%

$ 7.69	10.13%	$ 17,838	0.42%	1.81%	0.93%	57.35%
$ 7.11	(1.25)%	$ 16,609	0.39%	1.89%	0.89%	24.08%
$ 7.33	(21.65)%	$ 18,321	0.35%	1.23%	0.85%	77.54%
$11.13	13.19%	$ 26,189	0.36%	2.33%	0.93%	44.48%
$10.23	7.97%	$ 22,801	0.36%	2.01%	0.98%	6.26%

$ 7.33	9.90%	$ 5,148	0.50%	1.41%	1.06%	66.32%
$ 6.77	(7.60)%	$ 4,810	0.46%	1.23%	0.97%	20.24%
$ 7.41	(26.23)%	$ 5,680	0.38%	0.44%	0.88%	67.40%
$12.26	14.79%	$ 9,384	0.37%	1.77%	0.93%	48.80%
$11.57	9.39%	$ 7,762	0.36%	1.53%	0.97%	1.48%

BB&T Funds

    Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
BB&T Select Equity Fund
Year Ended September 30, 2010	$ 9.90	0.02(c)	0.44	0.46	(0.03)	—	—	(0.03)
Year Ended September 30, 2009	$11.11	0.05(c)	(1.21)	(1.16)	(0.05)	—	—	(0.05)
Year Ended September 30, 2008	$18.90	0.04(c)	(5.05)	(5.01)	(0.05)	(2.73)	—	(2.78)
Year Ended September 30, 2007	$20.15	0.09(c)	2.12	2.21	(0.11)	(3.35)	—	(3.46)
Year Ended September 30, 2006	$19.31	0.16(c)	2.27	2.43	(0.15)	(1.44)	—	(1.59)
BB&T Mid Cap Value Fund
Year Ended September 30, 2010	$10.35	(0.05)(c)	1.22	1.17	—(d)	—	—	—(d)
Year Ended September 30, 2009	$10.14	(0.05)(c)	0.27	0.22	(0.01)	—	—	(0.01)
Year Ended September 30, 2008	$14.55	(0.07)(c)	(2.98)	(3.05)	—	(1.36)	—	(1.36)
Year Ended September 30, 2007	$13.23	(0.07)(c)	2.08	2.01	—(d)	(0.69)	—	(0.69)
Year Ended September 30, 2006	$13.16	(0.07)(c)	1.59	1.52	—(d)	(1.45)	—	(1.45)
Sterling Capital Small Cap Value Fund
February 1, 2010 to September 30, 2010(e)	$10.55	(0.02)(c)	0.64	0.62	—	—	—	—
BB&T International Equity Fund
Year Ended September 30, 2010	$ 4.41	(0.01)(c)	0.11	0.10	(0.07)	—	—	(0.07)
Year Ended September 30, 2009	$ 4.75	0.02(c)	(0.25)	(0.23)	(0.11)	—	—	(0.11)
Year Ended September 30, 2008	$ 7.65	0.02(c)	(2.16)	(2.14)	(0.01)	(0.75)	—	(0.76)
Year Ended September 30, 2007	$10.46	0.03(c)	1.72	1.75	(0.04)	(4.52)	—	(4.56)
Year Ended September 30, 2006	$ 9.09	0.06(c)	1.42	1.48	(0.11)	—	—	(0.11)
BB&T Special Opportunities Equity Fund
Year Ended September 30, 2010	$13.89	(0.16)(c)	1.24	1.08	—	—	—	—
Year Ended September 30, 2009	$14.65	(0.05)(c)	(0.05)	(0.10)	—(d)	(0.57)	(0.09)	(0.66)
Year Ended September 30, 2008	$17.63	(0.21)(c)	(2.02)	(2.23)	—	(0.75)	—	(0.75)
Year Ended September 30, 2007	$16.00	(0.13)(c)	3.36	3.23	—	(1.60)	—	(1.60)
Year Ended September 30, 2006	$15.29	(0.16)	1.66	1.50	—	(0.79)	—	(0.79)
BB&T Equity Income Fund
Year Ended September 30, 2010	$11.39	0.20(c)	1.57	1.77	(0.15)	—	—	(0.15)
Year Ended September 30, 2009	$12.31	0.22(c)	(0.98)	(0.76)	(0.13)	(0.03)	—	(0.16)
Year Ended September 30, 2008	$14.99	0.32(c)	(2.20)	(1.88)	(0.22)	(0.58)	—	(0.80)
Year Ended September 30, 2007	$13.33	0.25(c)	2.31	2.56	(0.22)	(0.68)	—	(0.90)
Year Ended September 30, 2006	$12.08	0.19	1.56	1.75	(0.23)	(0.27)	—	(0.50)
BB&T Intermediate U.S. Government Fund
Year Ended September 30, 2010	$10.52	0.21(c)	0.28	0.49	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$10.00	0.25(c)	0.54	0.79	(0.27)	—	—	(0.27)
Year Ended September 30, 2008	$ 9.90	0.34(c)	0.10	0.44	(0.34)	—	—	(0.34)
Year Ended September 30, 2007	$ 9.86	0.35(c)	0.04	0.39	(0.35)	—	—	(0.35)
Year Ended September 30, 2006	$ 9.98	0.34(c)	(0.12)	0.22	(0.34)	—	—	(0.34)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.
(f)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.50%.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**(a)

$10.33	4.64%	$ 3,121	1.83%	0.17%	1.98%	119.85%
$ 9.90	(10.31)%	$ 4,501	1.82%	0.54%	1.96%	92.97%
$11.11	(29.98)%	$ 7,866	1.89%	0.28%	1.93%	38.43%
$18.90	11.67%	$17,796	1.91%	0.50%	1.97%	68.60%
$20.15	13.45%	$14,808	1.88%	0.85%	1.93%	34.83%

$11.52	11.32%	$ 3,796	1.94%	(0.48)%	2.05%	45.02%
$10.35	2.17%	$ 3,454	1.96%	(0.60)%	2.01%	46.83%
$10.14	(22.60)%	$ 4,136	1.89%	(0.58)%	1.93%	65.74%
$14.55	15.58%	$ 6,112	1.91%	(0.48)%	1.95%	58.59%
$13.23	12.38%	$ 5,391	1.89%	(0.53)%	1.93%	53.92%

$11.17	5.88%(f)	$ 932	2.15%	(0.28)%	2.41%	95.89%

$ 4.44	1.93%	$ 810	2.54%	(0.31)%	2.96%	145.31%
$ 4.41	(4.43)%	$ 954	2.49%	0.58%	2.64%	223.19%
$ 4.75	(31.33)%	$ 1,281	2.31%	0.38%	2.49%	112.65%
$ 7.65	19.28%	$ 2,041	2.12%	0.26%	2.25%	129.80%
$10.46	16.27%	$ 1,819	2.15%	0.64%	2.25%	36.22%

$14.97	7.78%	$22,538	2.04%	(1.13)%	2.05%	25.65%
$13.89	1.04%	$24,068	2.03%	(0.39)%	2.04%	45.22%
$14.65	(13.28)%	$26,347	1.99%	(1.22)%	1.99%	25.80%
$17.63	21.33%	$29,931	2.03%	(0.79)%	2.03%	49.43%
$16.00	10.35%	$22,901	2.03%	(1.01)%	2.03%	58.01%

$13.01	15.59%	$13,959	1.94%	1.67%	1.94%	21.63%
$11.39	(6.05)%	$13,567	1.93%	2.18%	1.95%	37.13%
$12.31	(13.14)%	$15,176	1.89%	2.35%	1.89%	30.01%
$14.99	19.97%	$14,796	1.94%	1.78%	1.94%	37.85%
$13.33	14.84%	$ 9,592	1.95%	1.52%	1.95%	45.38%

$10.77	4.71%	$ 2,690	1.71%	1.99%	1.84%	83.92%
$10.52	8.01%	$ 3,256	1.70%	2.42%	1.82%	47.13%
$10.00	4.52%	$ 3,070	1.67%	3.34%	1.79%	116.07%
$ 9.90	4.01%	$ 3,006	1.68%	3.52%	1.80%	85.83%
$ 9.86	2.32%	$ 4,020	1.68%	3.48%	1.79%	127.13%

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
BB&T Total Return Bond Fund
Year Ended September 30, 2010	$10.78	0.35(a)	0.62	0.97	(0.41)	(0.01)	(0.42)
Year Ended September 30, 2009	$ 9.89	0.37(a)	0.89	1.26	(0.37)	—	(0.37)
Year Ended September 30, 2008	$10.13	0.36(a)	(0.22)	0.14	(0.38)	—	(0.38)
Year Ended September 30, 2007	$10.13	0.37(a)	—	0.37	(0.37)	—	(0.37)
Year Ended September 30, 2006	$10.32	0.34(a)	(0.12)	0.22	(0.36)	(0.05)	(0.41)
BB&T Prime Money Market Fund
Year Ended September 30, 2010	$ 1.00	—(a)(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2009	$ 1.00	—(a)(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2008	$ 1.00	0.02(a)	—(b)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$ 1.00	0.04(a)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$ 1.00	0.03	—(b)	0.03	(0.03)	—	(0.03)
BB&T U.S. Treasury Money Market Fund
Year Ended September 30, 2010	$ 1.00	—(a)(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2009	$ 1.00	—(a)(b)	—	—(b)	—(b)	—	—(b)
Year Ended September 30, 2008	$ 1.00	0.01(a)	—(b)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2007	$ 1.00	0.04(a)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$ 1.00	0.03	—	0.03	(0.03)	—	(0.03)
BB&T Capital Manager Conservative Growth Fund(c)
Year Ended September 30, 2010	$ 8.50	0.20(a)	0.57	0.77	(0.20)	—	(0.20)
Year Ended September 30, 2009	$ 8.43	0.17(a)	0.21	0.38	(0.17)	(0.14)	(0.31)
Year Ended September 30, 2008	$10.54	0.19(a)	(1.25)	(1.06)	(0.32)	(0.73)	(1.05)
Year Ended September 30, 2007	$ 9.96	0.27(a)	0.54	0.81	(0.23)	—	(0.23)
Year Ended September 30, 2006	$ 9.76	0.23(a)	0.23	0.46	(0.26)	—	(0.26)
BB&T Capital Manager Moderate Growth Fund(c)
Year Ended September 30, 2010	$ 7.63	0.12(a)	0.59	0.71	(0.12)	—	(0.12)
Year Ended September 30, 2009	$ 7.62	0.11(a)	0.01	0.12	(0.11)	—	(0.11)
Year Ended September 30, 2008	$10.75	0.10(a)	(1.81)	(1.71)	(0.29)	(1.13)	(1.42)
Year Ended September 30, 2007	$10.05	0.21(a)	0.85	1.06	(0.14)	(0.22)	(0.36)
Year Ended September 30, 2006	$ 9.64	0.17(a)	0.42	0.59	(0.18)	—	(0.18)
BB&T Capital Manager Growth Fund(c)
Year Ended September 30, 2010	$ 6.95	0.08(a)	0.56	0.64	(0.08)	—	(0.08)
Year Ended September 30, 2009	$ 7.17	0.07(a)	(0.22)	(0.15)	(0.07)	—	(0.07)
Year Ended September 30, 2008	$10.92	0.04(a)	(2.15)	(2.11)	(0.27)	(1.37)	(1.64)
Year Ended September 30, 2007	$10.05	0.18(a)	1.04	1.22	(0.08)	(0.27)	(0.35)
Year Ended September 30, 2006	$ 9.51	0.12(a)	0.56	0.68	(0.14)	—	(0.14)
BB&T Capital Manager Equity Fund(c)
Year Ended September 30, 2010	$ 6.45	0.04(a)	0.55	0.59	(0.03)	—	(0.03)
Year Ended September 30, 2009	$ 7.09	0.03(a)	(0.62)	(0.59)	(0.05)	—	(0.05)
Year Ended September 30, 2008	$11.86	(0.03)(a)	(2.65)	(2.68)	(0.28)	(1.81)	(2.09)
Year Ended September 30, 2007	$11.26	0.12(a)	1.38	1.50	(0.05)	(0.85)	(0.90)
Year Ended September 30, 2006	$10.67	0.09(a)	0.80	0.89	(0.11)	(0.19)	(0.30)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$11.33	9.18%	$ 4,762	1.71%	3.21%	1.83%	122.94%
$10.78	13.03%	$ 5,362	1.71%	3.62%	1.83%	122.26%
$ 9.89	1.31%	$ 4,951	1.66%	3.49%	1.78%	190.15%
$10.13	3.73%	$ 4,992	1.68%	3.62%	1.80%	222.24%
$10.13	2.27%	$ 4,872	1.68%	3.39%	1.79%	226.36%

$ 1.00	0.05%	$ 1,494	0.34%	0.05%	1.63%	—
$ 1.00	0.34%	$ 1,901	1.13%	0.33%	1.66%	—
$ 1.00	2.35%	$ 1,767	1.46%	2.26%	1.58%	—
$ 1.00	4.01%	$ 1,629	1.48%	3.92%	1.60%	—
$ 1.00	3.37%	$ 2,256	1.48%	3.34%	1.59%	—

$ 1.00	0.07%	$ 671	0.15%	0.06%	1.64%	—
$ 1.00	0.03%	$ 935	0.28%	0.02%	1.64%	—
$ 1.00	1.28%	$ 597	1.38%	1.14%	1.58%	—
$ 1.00	3.72%	$ 301	1.46%	3.64%	1.60%	—
$ 1.00	3.12%	$ 381	1.46%	2.97%	1.59%	—

$ 9.07	9.15%	$ 2,403	1.21%	2.25%	1.47%	33.33%
$ 8.50	5.15%	$ 3,184	1.18%	2.20%	1.43%	21.56%
$ 8.43	(11.09)%	$ 4,081	1.10%	1.98%	1.35%	39.99%
$10.54	8.17%	$ 4,779	1.10%	2.60%	1.41%	29.58%
$ 9.96	4.75%	$ 4,968	1.08%	2.37%	1.45%	5.69%

$ 8.22	9.40%	$ 9,771	1.16%	1.48%	1.41%	47.76%
$ 7.63	1.81%	$11,734	1.13%	1.63%	1.38%	22.46%
$ 7.62	(17.99)%	$15,305	1.10%	1.07%	1.35%	63.63%
$10.75	10.67%	$21,791	1.11%	1.96%	1.42%	40.05%
$10.05	6.21%	$21,610	1.10%	1.70%	1.47%	7.33%

$ 7.51	9.22%	$ 8,275	1.17%	1.05%	1.43%	57.35%
$ 6.95	(1.89)%	$ 9,973	1.15%	1.17%	1.40%	24.08%
$ 7.17	(22.32)%	$13,306	1.10%	0.47%	1.35%	77.54%
$10.92	12.31%	$20,286	1.11%	1.71%	1.43%	44.48%
$10.05	7.22%	$19,366	1.11%	1.27%	1.48%	6.26%

$ 7.01	9.17%	$ 3,673	1.25%	0.63%	1.55%	66.32%
$ 6.45	(8.38)%	$ 4,215	1.21%	0.50%	1.47%	20.24%
$ 7.09	(26.69)%	$ 5,406	1.13%	(0.31)%	1.38%	67.40%
$11.86	13.88%	$ 8,535	1.12%	1.07%	1.43%	48.80%
$11.26	8.51%	$ 8,023	1.11%	0.80%	1.47%	1.48%

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
BB&T Select Equity Fund
Year Ended September 30, 2010	$ 9.85	0.02(c)	0.45	0.47	(0.04)	—	—	(0.04)
Year Ended September 30, 2009	$11.08	0.04(c)	(1.21)	(1.17)	(0.06)	—	—	(0.06)
Year Ended September 30, 2008	$18.87	0.04(c)	(5.05)	(5.01)	(0.05)	(2.73)	—	(2.78)
Year Ended September 30, 2007	$20.11	0.09(c)	2.13	2.22	(0.11)	(3.35)	—	(3.46)
Year Ended September 30, 2006	$19.28	0.16(c)	2.26	2.42	(0.15)	(1.44)	—	(1.59)
BB&T Mid Cap Value Fund
Year Ended September 30, 2010	$10.34	(0.05)(c)	1.21	1.16	—(d)	—	—	—(d)
Year Ended September 30, 2009	$10.14	(0.05)(c)	0.26	0.21	(0.01)	—	—	(0.01)
Year Ended September 30, 2008	$14.55	(0.07)(c)	(2.98)	(3.05)	—	(1.36)	—	(1.36)
Year Ended September 30, 2007	$13.23	(0.07)(c)	2.08	2.01	—(d)	(0.69)	—	(0.69)
Year Ended September 30, 2006	$13.16	(0.07)(c)	1.59	1.52	—(d)	(1.45)	—	(1.45)
Sterling Capital Small Cap Value Fund
February 1, 2010 to September 30, 2010(e)	$10.55	(0.01)(c)	0.64	0.63	(0.01)	—	—	(0.01)
BB&T International Equity Fund
Year Ended September 30, 2010	$ 4.38	(0.01)(c)	0.10	0.09	(0.05)	—	—	(0.05)
Year Ended September 30, 2009	$ 4.73	0.02(c)	(0.26)	(0.24)	(0.11)	—	—	(0.11)
Year Ended September 30, 2008	$ 7.62	0.03(c)	(2.16)	(2.13)	(0.01)	(0.75)	—	(0.76)
Year Ended September 30, 2007	$10.44	0.01(c)	1.73	1.74	(0.04)	(4.52)	—	(4.56)
Year Ended September 30, 2006	$ 9.07	0.05(c)	1.42	1.47	(0.10)	—	—	(0.10)
BB&T Special Opportunities Equity Fund
Year Ended September 30, 2010	$13.89	(0.16)(c)	1.25	1.09	—	—	—	—
Year Ended September 30, 2009	$14.66	(0.06)(c)	(0.05)	(0.11)	—(d)	(0.57)	(0.09)	(0.66)
Year Ended September 30, 2008	$17.64	(0.21)(c)	(2.02)	(2.23)	—	(0.75)	—	(0.75)
Year Ended September 30, 2007	$16.01	(0.13)(c)	3.36	3.23	—	(1.60)	—	(1.60)
Year Ended September 30, 2006	$15.30	(0.14)	1.64	1.50	—	(0.79)	—	(0.79)
BB&T Equity Income Fund
Year Ended September 30, 2010	$11.37	0.21(c)	1.56	1.77	(0.16)	—	—	(0.16)
Year Ended September 30, 2009	$12.30	0.22(c)	(0.99)	(0.77)	(0.13)	(0.03)	—	(0.16)
Year Ended September 30, 2008	$14.98	0.33(c)	(2.21)	(1.88)	(0.22)	(0.58)	—	(0.80)
Year Ended September 30, 2007	$13.32	0.26(c)	2.30	2.56	(0.22)	(0.68)	—	(0.90)
Year Ended September 30, 2006	$12.07	0.19	1.56	1.75	(0.23)	(0.27)	—	(0.50)
BB&T Intermediate U.S. Government Fund
Year Ended September 30, 2010	$10.53	0.21(c)	0.29	0.50	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$10.01	0.24(c)	0.55	0.79	(0.27)	—	—	(0.27)
Year Ended September 30, 2008	$ 9.90	0.34(c)	0.12	0.46	(0.35)	—	—	(0.35)
Year Ended September 30, 2007	$ 9.86	0.35(c)	0.04	0.39	(0.35)	—	—	(0.35)
Year Ended September 30, 2006	$ 9.98	0.34(c)	(0.12)	0.22	(0.34)	—	—	(0.34)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.
(f)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.55%.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**(a)

$10.28	4.75%	$ 110	1.84%	0.23%	1.99%	119.85%
$ 9.85	(10.43)%	$ 93	1.81%	0.49%	1.95%	92.97%
$11.08	(30.00)%	$ 143	1.89%	0.28%	1.94%	38.43%
$18.87	11.76%	$ 239	1.91%	0.50%	1.97%	68.60%
$20.11	13.42%	$ 161	1.88%	0.82%	1.94%	34.83%

$11.50	11.26%	$ 436	1.95%	(0.42)%	2.06%	45.02%
$10.34	2.08%	$ 176	1.96%	(0.59)%	2.01%	46.83%
$10.14	(22.59)%	$ 328	1.89%	(0.60)%	1.93%	65.74%
$14.55	15.60%	$ 1,126	1.91%	(0.49)%	1.95%	58.59%
$13.23	12.38%	$ 743	1.89%	(0.53)%	1.93%	53.92%

$11.17	5.93%(f)	$ 57	2.16%	(0.11)%	2.38%	95.89%

$ 4.42	2.12%	$ 169	2.54%	(0.25)%	2.99%	145.31%
$ 4.38	(4.66)%	$ 166	2.49%	0.60%	2.63%	223.19%
$ 4.73	(31.30)%	$ 172	2.31%	0.48%	2.50%	112.65%
$ 7.62	19.28%	$ 244	2.13%	0.12%	2.26%	129.80%
$10.44	16.26%	$ 188	2.15%	0.47%	2.25%	36.22%

$14.98	7.85%	$73,282	2.04%	(1.12)%	2.05%	25.65%
$13.89	0.97%	$58,479	2.03%	(0.51)%	2.04%	45.22%
$14.66	(13.27)%	$50,230	1.99%	(1.23)%	1.99%	25.80%
$17.64	21.32%	$50,577	2.03%	(0.79)%	2.03%	49.43%
$16.01	10.34%	$34,418	2.03%	(1.02)%	2.03%	58.01%

$12.98	15.62%	$69,549	1.94%	1.69%	1.95%	21.63%
$11.37	(6.10)%	$39,164	1.93%	2.18%	1.95%	37.13%
$12.30	(13.07)%	$32,637	1.89%	2.39%	1.89%	30.01%
$14.98	19.93%	$26,044	1.94%	1.79%	1.94%	37.85%
$13.32	14.85%	$14,261	1.95%	1.52%	1.95%	45.38%

$10.79	4.80%	$ 536	1.71%	2.00%	1.84%	83.92%
$10.53	8.00%	$ 426	1.70%	2.31%	1.82%	47.13%
$10.01	4.62%	$ 176	1.67%	3.33%	1.79%	116.07%
$ 9.90	4.01%	$ 201	1.68%	3.52%	1.80%	85.83%
$ 9.86	2.31%	$ 207	1.68%	3.47%	1.79%	127.13%

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
BB&T Total Return Bond Fund
Year Ended September 30, 2010	$10.79	0.34(a)	0.63	0.97	(0.41)	(0.01)	(0.42)
Year Ended September 30, 2009	$ 9.89	0.37(a)	0.90	1.27	(0.37)	—	(0.37)
Year Ended September 30, 2008	$10.14	0.36(a)	(0.23)	0.13	(0.38)	—	(0.38)
Year Ended September 30, 2007	$10.13	0.37(a)	0.01	0.38	(0.37)	—	(0.37)
Year Ended September 30, 2006	$10.32	0.34(a)	(0.12)	0.22	(0.36)	(0.05)	(0.41)
BB&T Prime Money Market Fund
Year Ended September 30, 2010	$ 1.00	—(a)(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2009	$ 1.00	—(a)(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2008	$ 1.00	0.02(a)	—(b)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$ 1.00	0.04(a)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$ 1.00	0.03	—(b)	0.03	(0.03)	—	(0.03)
BB&T U.S. Treasury Money Market Fund
Year Ended September 30, 2010	$ 1.00	—(a)(b)	—(b)	—(b)	—(b)	—	—(b)
Year Ended September 30, 2009	$ 1.00	—(a)(b)	—	—(b)	—(b)	—	—(b)
Year Ended September 30, 2008	$ 1.00	0.01(a)	—(b)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2007	$ 1.00	0.04(a)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$ 1.00	0.03	—	0.03	(0.03)	—	(0.03)
BB&T Capital Manager Conservative Growth Fund(c)
Year Ended September 30, 2010	$ 8.47	0.20(a)	0.57	0.77	(0.21)	—	(0.21)
Year Ended September 30, 2009	$ 8.41	0.17(a)	0.21	0.38	(0.18)	(0.14)	(0.32)
Year Ended September 30, 2008	$10.51	0.19(a)	(1.24)	(1.05)	(0.32)	(0.73)	(1.05)
Year Ended September 30, 2007	$ 9.93	0.27(a)	0.53	0.80	(0.22)	—	(0.22)
Year Ended September 30, 2006	$ 9.73	0.23(a)	0.23	0.46	(0.26)	—	(0.26)
BB&T Capital Manager Moderate Growth Fund(c)
Year Ended September 30, 2010	$ 7.68	0.12(a)	0.59	0.71	(0.13)	—	(0.13)
Year Ended September 30, 2009	$ 7.67	0.11(a)	0.01	0.12	(0.11)	—	(0.11)
Year Ended September 30, 2008	$10.81	0.09(a)	(1.82)	(1.73)	(0.28)	(1.13)	(1.41)
Year Ended September 30, 2007	$10.10	0.21(a)	0.86	1.07	(0.14)	(0.22)	(0.36)
Year Ended September 30, 2006	$ 9.69	0.17(a)	0.42	0.59	(0.18)	—	(0.18)
BB&T Capital Manager Growth Fund(c)
Year Ended September 30, 2010	$ 6.94	0.08(a)	0.56	0.64	(0.08)	—	(0.08)
Year Ended September 30, 2009	$ 7.17	0.07(a)	(0.22)	(0.15)	(0.08)	—	(0.08)
Year Ended September 30, 2008	$10.92	0.04(a)	(2.15)	(2.11)	(0.27)	(1.37)	(1.64)
Year Ended September 30, 2007	$10.05	0.18(a)	1.04	1.22	(0.08)	(0.27)	(0.35)
Year Ended September 30, 2006	$ 9.52	0.11(a)	0.57	0.68	(0.15)	—	(0.15)
BB&T Capital Manager Equity Fund(c)
Year Ended September 30, 2010	$ 6.47	0.04(a)	0.54	0.58	(0.07)	—	(0.07)
Year Ended September 30, 2009	$ 7.10	0.02(a)	(0.60)	(0.58)	(0.05)	—	(0.05)
Year Ended September 30, 2008	$11.87	(0.03)(a)	(2.66)	(2.69)	(0.27)	(1.81)	(2.08)
Year Ended September 30, 2007	$11.22	0.12(a)	1.41	1.53	(0.03)	(0.85)	(0.88)
Year Ended September 30, 2006	$10.64	0.10(a)	0.78	0.88	(0.11)	(0.19)	(0.30)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$11.34	9.18%	$2,140	1.71%	3.09%	1.85%	122.94%
$10.79	13.14%	$ 400	1.71%	3.61%	1.83%	122.26%
$ 9.89	1.21%	$ 184	1.66%	3.49%	1.78%	190.15%
$10.14	3.83%	$ 115	1.68%	3.61%	1.80%	222.24%
$10.13	2.18%	$ 116	1.68%	3.35%	1.79%	226.36%

$ 1.00	0.05%	$ 479	0.35%	0.04%	1.64%	—
$ 1.00	0.34%	$ 893	1.10%	0.24%	1.66%	—
$ 1.00	2.36%	$ 244	1.46%	2.46%	1.59%	—
$ 1.00	3.99%	$ 460	1.48%	3.91%	1.59%	—
$ 1.00	3.35%	$ 393	1.48%	3.35%	1.59%	—

$ 1.00	0.07%	$ 94	0.16%	0.10%	1.63%	—
$ 1.00	0.04%	$ 54	0.28%	0.03%	1.64%	—
$ 1.00	1.29%	$ 37	1.38%	1.30%	1.58%	—
$ 1.00	3.68%	$ 42	1.47%	3.63%	1.61%	—
$ 1.00	3.13%	$ 55	1.45%	3.30%	1.59%	—

$ 9.03	9.17%	$ 127	1.21%	2.28%	1.47%	33.33%
$ 8.47	5.09%	$ 101	1.17%	2.19%	1.43%	21.56%
$ 8.41	(10.99)%	$ 94	1.10%	1.99%	1.35%	39.99%
$10.51	8.11%	$ 77	1.10%	2.58%	1.41%	29.58%
$ 9.93	4.75%	$ 127	1.08%	2.35%	1.45%	5.69%

$ 8.26	9.34%	$ 186	1.16%	1.49%	1.42%	47.76%
$ 7.68	1.85%	$ 89	1.13%	1.58%	1.38%	22.46%
$ 7.67	(18.02)%	$ 79	1.10%	1.04%	1.35%	63.63%
$10.81	10.72%	$ 156	1.11%	1.98%	1.42%	40.05%
$10.10	6.19%	$ 139	1.10%	1.71%	1.47%	7.33%

$ 7.50	9.33%	$ 157	1.17%	1.07%	1.43%	57.35%
$ 6.94	(1.90)%	$ 99	1.14%	1.13%	1.39%	24.08%
$ 7.17	(22.31)%	$ 55	1.10%	0.49%	1.35%	77.54%
$10.92	12.33%	$ 78	1.11%	1.74%	1.43%	44.48%
$10.05	7.19%	$ 61	1.11%	1.17%	1.46%	6.26%

$ 6.98	9.02%	$ 17	1.22%	0.58%	1.54%	66.32%
$ 6.47	(8.11)%	$ 6	1.13%	0.35%	1.36%	20.24%
$ 7.10	(26.77)%	$ 1	1.13%	(0.32)%	1.43%	67.40%
$11.87	14.13%	$ 1	1.00%	1.02%	1.25%	48.80%
$11.22	8.44%	$ 10	1.11%	0.90%	1.48%	1.48%

BB&T Funds

    Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
BB&T Select Equity Fund
Year Ended September 30, 2010	$10.13	0.13(c)	0.45	0.58	(0.14)	—	—	(0.14)
Year Ended September 30, 2009	$11.36	0.13(c)	(1.22)	(1.09)	(0.14)	—	—	(0.14)
Year Ended September 30, 2008	$19.20	0.18(c)	(5.16)	(4.98)	(0.13)	(2.73)	—	(2.86)
Year Ended September 30, 2007	$20.38	0.29(c)	2.16	2.45	(0.28)	(3.35)	—	(3.63)
Year Ended September 30, 2006	$19.51	0.35(c)	2.31	2.66	(0.35)	(1.44)	—	(1.79)
BB&T Mid Cap Value Fund
Year Ended September 30, 2010	$10.86	0.07(c)	1.27	1.34	(0.06)	—	—	(0.06)
Year Ended September 30, 2009	$10.56	0.04(c)	0.29	0.33	(0.03)	—	—	(0.03)
Year Ended September 30, 2008	$15.00	0.05(c)	(3.10)	(3.05)	(0.03)	(1.36)	—	(1.39)
Year Ended September 30, 2007	$13.54	0.08(c)	2.13	2.21	(0.06)	(0.69)	—	(0.75)
Year Ended September 30, 2006	$13.38	0.06(c)	1.62	1.68	(0.07)	(1.45)	—	(1.52)
Sterling Capital Small Cap Value Fund
Year Ended September 30, 2010	$10.27	0.06(c)	0.92	0.98	(0.06)	—	—	(0.06)
Year Ended September 30, 2009	$ 9.89	0.02(c)	0.65	0.67	—	(0.29)	—	(0.29)
Year Ended September 30, 2008	$14.68	—(c)(e)	(2.24)	(2.24)	—	(2.55)	—	(2.55)
Period Ended September 30, 2007(f)	$18.36	(0.01)(c)	0.68	0.67	—	(4.35)	—	(4.35)
Year Ended October 31, 2006	$18.22	(0.04)(c)	3.09	3.05	(0.02)	(2.89)	—	(2.91)
Year Ended October 31, 2005	$18.33	0.01(c)	1.61	1.62	—	(1.73)	—	(1.73)
BB&T International Equity Fund
Year Ended September 30, 2010	$ 5.14	0.04(c)(e)	0.12	0.16	(0.11)	—	—	(0.11)
Year Ended September 30, 2009	$ 5.47	0.07(c)	(0.28)	(0.21)	(0.12)	—	—	(0.12)
Year Ended September 30, 2008	$ 8.64	0.10(c)	(2.49)	(2.39)	(0.03)	(0.75)	—	(0.78)
Year Ended September 30, 2007	$11.23	0.14(c)	1.88	2.02	(0.09)	(4.52)	—	(4.61)
Year Ended September 30, 2006	$ 9.72	0.18(c)	1.50	1.68	(0.17)	—	—	(0.17)
BB&T Special Opportunities Equity Fund
Year Ended September 30, 2010	$14.92	(0.02)(c)	1.35	1.33	—	—	—	—
Year Ended September 30, 2009	$15.58	0.04(c)	(0.01)	0.03	—(e)	(0.58)	(0.11)	(0.69)
Year Ended September 30, 2008	$18.51	(0.04)(c)	(2.14)	(2.18)	—	(0.75)	—	(0.75)
Year Ended September 30, 2007	$16.57	0.03(c)	3.51	3.54	—	(1.60)	—	(1.60)
Year Ended September 30, 2006	$15.65	—(e)	1.71	1.71	—	(0.79)	—	(0.79)
BB&T Equity Income Fund
Year Ended September 30, 2010	$11.44	0.33(c)	1.57	1.90	(0.27)	—	—	(0.27)
Year Ended September 30, 2009	$12.37	0.32(c)	(0.99)	(0.67)	(0.23)	(0.03)	—	(0.26)
Year Ended September 30, 2008	$15.05	0.51(c)	(2.26)	(1.75)	(0.35)	(0.58)	—	(0.93)
Year Ended September 30, 2007	$13.37	0.40(c)	2.31	2.71	(0.35)	(0.68)	—	(1.03)
Year Ended September 30, 2006	$12.10	0.32	1.57	1.89	(0.35)	(0.27)	—	(0.62)
BB&T Short U.S. Government Fund
Year Ended September 30, 2010	$ 9.67	0.19(c)	0.09	0.28	(0.27)	—	—	(0.27)
Year Ended September 30, 2009	$ 9.54	0.25(c)	0.22	0.47	(0.34)	—	—	(0.34)
Year Ended September 30, 2008	$ 9.53	0.35(c)	0.06	0.41	(0.40)	—	—	(0.40)
Year Ended September 30, 2007	$ 9.49	0.38(c)	0.08	0.46	(0.42)	—	—	(0.42)
Year Ended September 30, 2006	$ 9.51	0.30(c)	0.01(h)	0.31	(0.33)	—	—	(0.33)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 9.10%.
(e)	Amount is less than $0.005.
(f)	The Fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2007.
(g)	The performance information for the Institutional Shares prior to 12/18/06 is based on the performances of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisor’s Inner Circle Fund which transferred all of its assets and liabilities to the Fund pursuant to a reorganization.
(h)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (a)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**(a)

$10.57	5.71%		$183,791	0.84%	1.23%	0.99%	119.85%
$10.13	(9.40)%		$177,725	0.81%	1.51%	0.95%	92.97%
$11.36	(29.32)%		$257,036	0.89%	1.28%	0.94%	38.43%
$19.20	12.89%		$602,101	0.91%	1.50%	0.96%	68.60%
$20.38	14.59%		$660,667	0.89%	1.80%	0.93%	34.83%

$12.14	12.39%		$319,451	0.94%	0.58%	1.05%	45.02%
$10.86	3.21%		$200,331	0.96%	0.44%	1.02%	46.83%
$10.56	(21.87)%		$163,840	0.89%	0.43%	0.93%	65.74%
$15.00	16.75%		$243,437	0.91%	0.53%	0.95%	58.59%
$13.54	13.52%		$209,685	0.89%	0.48%	0.93%	53.92%

$11.19	9.59	%(d)	$ 60,073	1.20%	0.56%	1.42%	95.89%
$10.27	8.68%		$ 25,790	1.42%	1.79%	0.23%	89.00%
$ 9.89	(17.16)%		$ 22,635	1.26%	1.40%	0.01%	64.00%
$14.68	3.67%		$ 45,453	1.18%	1.41%	(0.07)%	82.00%
$18.36	19.31	%(g)	$ 60,737	1.25%	1.63%	(0.26)%	56.00%
$18.22	9.24	%(g)	$ 99,201	1.25%	1.47%	0.06%	45.00%

$ 5.19	3.09%		$ 76,087	1.54%	0.73%	1.96%	145.31%
$ 5.14	(3.42)%		$ 81,575	1.49%	1.58%	1.64%	223.19%
$ 5.47	(30.65)%		$109,438	1.31%	1.36%	1.49%	112.65%
$ 8.64	20.39%		$164,147	1.13%	1.13%	1.26%	129.80%
$11.23	17.38%		$253,690	1.15%	1.68%	1.25%	36.22%

$16.25	8.91%		$254,834	1.04%	(0.13)%	1.05%	25.65%
$14.92	1.91%		$228,421	1.03%	0.30%	1.04%	45.22%
$15.58	(12.35)%		$167,544	0.99%	(0.24)%	0.99%	25.80%
$18.51	22.55%		$127,210	1.03%	0.18%	1.03%	49.43%
$16.57	11.50%		$ 67,232	1.03%	(0.02)%	1.03%	58.01%

$13.07	16.77%		$236,580	0.94%	2.68%	0.95%	21.63%
$11.44	(5.18)%		$177,281	0.93%	3.19%	0.95%	37.13%
$12.37	(12.24)%		$140,256	0.89%	3.72%	0.89%	30.01%
$15.05	21.16%		$ 46,053	0.94%	2.81%	0.94%	37.85%
$13.37	16.04%		$ 35,205	0.95%	2.55%	0.95%	45.38%

$ 9.68	2.90%		$ 60,089	0.70%	1.93%	0.86%	55.50%
$ 9.67	4.94%		$ 59,123	0.70%	2.58%	0.85%	89.57%
$ 9.54	4.38%		$ 44,912	0.65%	3.68%	0.80%	48.20%
$ 9.53	4.93%		$ 40,756	0.66%	4.01%	0.81%	44.10%
$ 9.49	3.37%		$ 66,371	0.64%	3.21%	0.79%	98.08%

BB&T Funds

    Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
BB&T Intermediate U.S. Government Fund
Year Ended September 30, 2010	$10.57	0.32(a)	0.28	0.60	(0.35)	—	(0.35)
Year Ended September 30, 2009	$10.05	0.35(a)	0.55	0.90	(0.38)	—	(0.38)
Year Ended September 30, 2008	$ 9.94	0.44(a)	0.12	0.56	(0.45)	—	(0.45)
Year Ended September 30, 2007	$ 9.90	0.45(a)	0.04	0.49	(0.45)	—	(0.45)
Year Ended September 30, 2006	$10.03	0.44(a)	(0.13)	0.31	(0.44)	—	(0.44)
BB&T Total Return Bond Fund
Year Ended September 30, 2010	$10.78	0.46(a)	0.62	1.08	(0.52)	(0.01)	(0.53)
Year Ended September 30, 2009	$ 9.89	0.47(a)	0.89	1.36	(0.47)	—	(0.47)
Year Ended September 30, 2008	$10.13	0.46(a)	(0.22)	0.24	(0.48)	—	(0.48)
Year Ended September 30, 2007	$10.13	0.47(a)	—	0.47	(0.47)	—	(0.47)
Year Ended September 30, 2006	$10.32	0.45(a)	(0.13)	0.32	(0.46)	(0.05)	(0.51)
BB&T Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2010	$10.67	0.32(a)	0.24	0.56	(0.32)	(0.10)	(0.42)
Year Ended September 30, 2009	$ 9.87	0.35(a)	0.90	1.25	(0.35)	(0.10)	(0.45)
Year Ended September 30, 2008	$10.05	0.34(a)	(0.18)	0.16	(0.34)	—	(0.34)
Year Ended September 30, 2007	$10.11	0.35(a)	(0.06)	0.29	(0.35)	—	(0.35)
Year Ended September 30, 2006	$10.04	0.33	0.07	0.40	(0.33)	—	(0.33)
BB&T Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2010	$10.99	0.30(a)	0.23	0.53	(0.30)	—(b)	(0.30)
Year Ended September 30, 2009	$10.06	0.33(a)	1.01	1.34	(0.33)	(0.08)	(0.41)
Year Ended September 30, 2008	$10.17	0.34(a)	(0.11)	0.23	(0.34)	—	(0.34)
Year Ended September 30, 2007	$10.13	0.33(a)	0.04	0.37	(0.33)	—	(0.33)
Year Ended September 30, 2006	$10.04	0.31	0.09	0.40	(0.31)	—	(0.31)
BB&T North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2010	$10.87	0.33(a)	0.20	0.53	(0.33)	(0.06)	(0.39)
Year Ended September 30, 2009	$10.09	0.36(a)	0.88	1.24	(0.36)	(0.10)	(0.46)
Year Ended September 30, 2008	$10.33	0.37(a)	(0.20)	0.17	(0.37)	(0.04)	(0.41)
Year Ended September 30, 2007	$10.38	0.38(a)	(0.04)	0.34	(0.38)	(0.01)	(0.39)
Year Ended September 30, 2006	$10.46	0.39	—(b)	0.39	(0.38)	(0.09)	(0.47)
BB&T South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2010	$10.61	0.32(a)	0.25	0.57	(0.32)	—	(0.32)
Year Ended September 30, 2009	$ 9.89	0.35(a)	0.89	1.24	(0.35)	(0.17)	(0.52)
Year Ended September 30, 2008	$10.21	0.36(a)	(0.23)	0.13	(0.36)	(0.09)	(0.45)
Year Ended September 30, 2007	$10.29	0.37(a)	(0.06)	0.31	(0.38)	(0.01)	(0.39)
Year Ended September 30, 2006	$10.47	0.37	—(b)	0.37	(0.37)	(0.18)	(0.55)
BB&T Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2010	$12.07	0.36(a)	0.18	0.54	(0.36)	(0.11)	(0.47)
Year Ended September 30, 2009	$11.10	0.39(a)	1.06	1.45	(0.39)	(0.09)	(0.48)
Year Ended September 30, 2008	$11.31	0.40(a)	(0.16)	0.24	(0.40)	(0.05)	(0.45)
Year Ended September 30, 2007	$11.39	0.41(a)	(0.05)	0.36	(0.42)	(0.02)	(0.44)
Year Ended September 30, 2006	$11.49	0.42	(0.04)	0.38	(0.42)	(0.06)	(0.48)
BB&T West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2010	$10.05	0.36(a)	0.15	0.51	(0.36)	(0.02)	(0.38)
Year Ended September 30, 2009	$ 9.37	0.36(a)	0.68	1.04	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2008	$ 9.72	0.36(a)	(0.34)	0.02	(0.35)	(0.02)	(0.37)
Year Ended September 30, 2007	$ 9.80	0.37(a)	(0.05)	0.32	(0.37)	(0.03)	(0.40)
Year Ended September 30, 2006	$ 9.86	0.40	(0.01)	0.39	(0.39)	(0.06)	(0.45)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.82	5.74%	$176,096	0.71%	3.00%	0.84%	83.92%
$10.57	9.06%	$177,141	0.70%	3.35%	0.82%	47.13%
$10.05	5.67%	$110,289	0.67%	4.33%	0.79%	116.07%
$ 9.94	5.04%	$132,403	0.68%	4.49%	0.80%	85.83%
$ 9.90	3.23%	$252,402	0.67%	4.45%	0.79%	127.13%

$11.33	10.27%	$383,868	0.71%	4.19%	0.84%	122.94%
$10.78	14.16%	$339,730	0.71%	4.61%	0.83%	122.26%
$ 9.89	2.32%	$430,079	0.66%	4.48%	0.78%	190.15%
$10.13	4.77%	$433,382	0.68%	4.62%	0.80%	222.24%
$10.13	3.30%	$367,353	0.67%	4.42%	0.79%	226.36%

$10.81	5.42%	$ 15,284	0.69%	3.01%	0.90%	20.68%
$10.67	13.00%	$ 12,814	0.67%	3.44%	0.87%	33.56%
$ 9.87	1.59%	$ 10,924	0.64%	3.38%	0.84%	54.22%
$10.05	2.92%	$ 10,625	0.65%	3.45%	0.85%	69.73%
$10.11	4.04%	$ 11,175	0.66%	3.26%	0.87%	64.55%

$11.22	4.97%	$ 26,322	0.68%	2.77%	0.89%	12.26%
$10.99	13.70%	$ 20,704	0.65%	3.10%	0.87%	37.11%
$10.06	2.10%	$ 11,527	0.54%	3.26%	0.84%	108.13%
$10.17	3.74%	$ 8,374	0.59%	3.29%	0.89%	136.09%
$10.13	4.10%	$ 8,003	0.60%	3.13%	0.90%	219.80%

$11.01	5.05%	$147,848	0.68%	3.05%	0.84%	19.19%
$10.87	12.63%	$130,113	0.67%	3.42%	0.82%	38.42%
$10.09	1.67%	$103,560	0.64%	3.59%	0.79%	82.02%
$10.33	3.33%	$ 96,282	0.66%	3.65%	0.81%	106.16%
$10.38	3.84%	$ 87,854	0.65%	3.70%	0.80%	94.95%

$10.86	5.53%	$ 30,183	0.73%	3.05%	0.89%	14.60%
$10.61	13.01%	$ 17,274	0.73%	3.45%	0.88%	42.06%
$ 9.89	1.27%	$ 13,298	0.71%	3.52%	0.86%	127.76%
$10.21	3.08%	$ 12,789	0.68%	3.60%	0.85%	68.69%
$10.29	3.66%	$ 15,426	0.69%	3.58%	0.86%	80.24%

$12.14	4.65%	$ 77,222	0.69%	3.05%	0.85%	9.54%
$12.07	13.39%	$ 71,599	0.67%	3.36%	0.82%	35.90%
$11.10	2.13%	$ 71,631	0.64%	3.50%	0.79%	53.28%
$11.31	3.21%	$ 68,911	0.66%	3.64%	0.81%	85.36%
$11.39	3.49%	$ 65,652	0.65%	3.80%	0.80%	76.53%

$10.18	5.13%	$ 70,760	0.69%	3.58%	0.70%	6.60%
$10.05	11.41%	$ 63,599	0.68%	3.71%	0.68%	24.19%
$ 9.37	0.18%	$ 56,829	0.66%	3.66%	0.66%	39.13%
$ 9.72	3.37%	$ 52,518	0.66%	3.85%	0.66%	49.60%
$ 9.80	4.10%	$ 50,916	0.65%	4.03%	0.65%	50.14%

BB&T Funds

    Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
BB&T National Tax-Free Money Market Fund
Year Ended September 30, 2010	$ 1.00	—(c)(d)	—(d)	—(d)	—(d)	—	—(d)
Year Ended September 30, 2009	$ 1.00	0.01(c)	—(d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2008	$ 1.00	0.02(c)	—(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$ 1.00	0.03(c)	—	0.03	(0.03)	—	(0.03)
August 1, 2006 to September 30, 2006 (e)	$ 1.00	0.01	—	0.01	(0.01)	—	(0.01)
BB&T Prime Money Market Fund
Year Ended September 30, 2010	$ 1.00	—(c)(d)	—(d)	—(d)	—(d)	—	—(d)
Year Ended September 30, 2009	$ 1.00	0.01(c)	—(d)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2008	$ 1.00	0.03(c)	—(d)	0.03	(0.03)	—	(0.03)
Year Ended September 30, 2007	$ 1.00	0.05(c)	—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 2006	$ 1.00	0.04	—(d)	0.04	(0.04)	—	(0.04)
BB&T U.S. Treasury Money Market Fund
Year Ended September 30, 2010	$ 1.00	—(c)(d)	—(d)	—(d)	—(d)	—	—(d)
Year Ended September 30, 2009	$ 1.00	—(c)(d)	—	—(d)	—(d)	—	—(d)
Year Ended September 30, 2008	$ 1.00	0.02(c)	—(d)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2007	$ 1.00	0.05(c)	—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 2006	$ 1.00	0.04	—	0.04	(0.04)	—	(0.04)
BB&T Capital Manager Conservative Growth Fund(f)
Year Ended September 30, 2010	$ 8.58	0.29(c)	0.57	0.86	(0.29)	—	(0.29)
Year Ended September 30, 2009	$ 8.50	0.30(c)	0.17	0.47	(0.25)	(0.14)	(0.39)
Year Ended September 30, 2008	$10.62	0.28(c)	(1.26)	(0.98)	(0.41)	(0.73)	(1.14)
Year Ended September 30, 2007	$10.04	0.38(c)	0.53	0.91	(0.33)	—	(0.33)
Year Ended September 30, 2006	$ 9.83	0.33(c)	0.24	0.57	(0.36)	—	(0.36)
BB&T Capital Manager Moderate Growth Fund(f)
Year Ended September 30, 2010	$ 7.83	0.20(c)	0.61	0.81	(0.20)	—	(0.20)
Year Ended September 30, 2009	$ 7.81	0.24(c)	(0.04)	0.20	(0.18)	—	(0.18)
Year Ended September 30, 2008	$10.99	0.19(c)	(1.86)	(1.67)	(0.38)	(1.13)	(1.51)
Year Ended September 30, 2007	$10.25	0.32(c)	0.88	1.20	(0.24)	(0.22)	(0.46)
Year Ended September 30, 2006	$ 9.83	0.27(c)	0.43	0.70	(0.28)	—	(0.28)
BB&T Capital Manager Growth Fund(f)
Year Ended September 30, 2010	$ 7.12	0.15(c)	0.58	0.73	(0.15)	—	(0.15)
Year Ended September 30, 2009	$ 7.34	0.22(c)	(0.31)	(0.09)	(0.13)	—	(0.13)
Year Ended September 30, 2008	$11.14	0.13(c)	(2.20)	(2.07)	(0.36)	(1.37)	(1.73)
Year Ended September 30, 2007	$10.24	0.27(c)	1.08	1.35	(0.18)	(0.27)	(0.45)
Year Ended September 30, 2006	$ 9.69	0.22(c)	0.57	0.79	(0.24)	—	(0.24)
BB&T Capital Manager Equity Fund(f)
Year Ended September 30, 2010	$ 6.85	0.12(c)	0.57	0.69	(0.13)	—	(0.13)
Year Ended September 30, 2009	$ 7.48	0.20(c)	(0.77)	(0.57)	(0.06)	—	(0.06)
Year Ended September 30, 2008	$12.35	0.07(c)	(2.78)	(2.71)	(0.35)	(1.81)	(2.16)
Year Ended September 30, 2007	$11.65	0.25(c)	1.42	1.67	(0.12)	(0.85)	(0.97)
Year Ended September 30, 2006	$11.02	0.20(c)	0.84	1.04	(0.22)	(0.19)	(0.41)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.
(f)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (b)	Ratio of net investment income to average net assets (b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate**

$ 1.00	0.03%	$155,385	0.40%	0.03%	0.48%	—
$ 1.00	1.05%	$260,889	0.44%	0.97%	0.49%	—
$ 1.00	2.37%	$151,438	0.40%	2.34%	0.45%	—
$ 1.00	3.33%	$109,590	0.41%	3.28%	0.46%	—
$ 1.00	0.53%	$ 95,757	0.40%	3.14%	0.79%	—

$ 1.00	0.05%	$396,157	0.35%	0.04%	0.63%	—
$ 1.00	0.92%	$879,738	0.54%	0.87%	0.66%	—
$ 1.00	3.38%	$975,033	0.46%	3.28%	0.58%	—
$ 1.00	5.03%	$788,160	0.48%	4.92%	0.60%	—
$ 1.00	4.38%	$731,616	0.48%	4.34%	0.59%	—

$ 1.00	0.07%	$208,439	0.15%	0.05%	0.64%	—
$ 1.00	0.04%	$432,753	0.29%	0.04%	0.64%	—
$ 1.00	2.24%	$712,696	0.44%	2.18%	0.58%	—
$ 1.00	4.72%	$557,282	0.46%	4.62%	0.60%	—
$ 1.00	4.15%	$481,484	0.46%	4.04%	0.59%	—

$ 9.15	10.22%	$ 4,798	0.21%	3.26%	0.47%	33.33%
$ 8.58	6.28%	$ 5,316	0.14%	3.84%	0.39%	21.56%
$ 8.50	(10.21)%	$ 39,937	0.10%	2.97%	0.35%	39.99%
$10.62	9.16%	$ 47,520	0.10%	3.62%	0.41%	29.58%
$10.04	5.87%	$ 47,046	0.08%	3.35%	0.45%	5.69%

$ 8.44	10.53%	$ 1,169	0.16%	2.52%	0.41%	47.76%
$ 7.83	2.91%	$ 1,322	0.13%	3.61%	0.38%	22.46%
$ 7.81	(17.23)%	$ 21,298	0.10%	2.07%	0.35%	63.63%
$10.99	11.80%	$ 28,961	0.11%	3.02%	0.42%	40.05%
$10.25	7.33%	$ 25,699	0.10%	2.65%	0.47%	7.33%

$ 7.70	10.39%	$ 1,684	0.17%	2.05%	0.43%	57.35%
$ 7.12	(0.87)%	$ 1,650	0.14%	3.54%	0.38%	24.08%
$ 7.34	(21.54)%	$ 17,836	0.10%	1.48%	0.35%	77.54%
$11.14	13.45%	$ 24,259	0.11%	2.50%	0.43%	44.48%
$10.24	8.22%	$ 20,243	0.11%	2.24%	0.48%	6.26%

$ 7.41	10.15%	$ 67	0.25%	1.65%	0.52%	66.32%
$ 6.85	(7.33)%	$ 693	0.17%	3.41%	0.42%	20.24%
$ 7.48	(26.02)%	$ 14,000	0.13%	0.70%	0.38%	67.40%
$12.35	14.98%	$ 20,832	0.12%	2.12%	0.43%	48.80%
$11.65	9.66%	$ 14,837	0.11%	1.75%	0.47%	1.48%

BB&T Funds

    Financial Highlights, Class R Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
BB&T Mid Cap Value Fund
February 1, 2010 to September 30, 2010(d)	$11.11	0.03	1.01	1.04	(0.03)	—	(0.03)

Sterling Capital Small Cap Value Fund
February 1, 2010 to September 30, 2010(d)	$10.55	0.06	0.62	0.68	(0.05)	—	(0.05)

BB&T Special Opportunities Equity Fund
February 1, 2010 to September 30, 2010(d)	$15.32	(0.03)	0.97	0.94	—	—	—

BB&T Equity Income Fund
February 1, 2010 to September 30, 2010(d)	$11.94	0.23	1.04	1.27	(0.18)	—	(0.18)

BB&T Total Return Bond Fund
February 1, 2010 to September 30, 2010(d)	$10.87	0.25	0.50	0.75	(0.30)	—	(0.30)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Period from commencement of operations.
(e)	Net Assets are below $1,000.
(f)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 6.08%.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$12.12	9.47%	$—(e)	1.44%	0.42%	1.68%	45.02%

$11.18	6.46%(f)	$—(e)	1.65%	0.82%	3.44%	95.89%

$16.26	6.20%	$—(e)	1.54%	(0.29)%	1.57%	25.65%

$13.03	10.76%	$—(e)	1.45%	2.86%	1.49%	21.63%

$11.32	7.03%	$42	1.21%	3.45%	1.37%	122.94%

BB&T Funds

   Notes to Financial Statements

   September 30, 2010

1.	Organization:

BB&T Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

As of the date of these financial statements, the Trust offers shares of the BB&T Select Equity Fund, the BB&T Mid Cap Value Fund, the Sterling Capital Small Cap Value Fund, the BB&T International Equity Fund, the BB&T Special Opportunities Equity Fund, the BB&T Equity Income Fund, the BB&T Short U.S. Government Fund, the BB&T Intermediate U.S. Government Fund, the BB&T Total Return Bond Fund, the BB&T Kentucky Intermediate Tax-Free Fund, the BB&T Maryland Intermediate Tax-Free Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Virginia Intermediate Tax-Free Fund, the BB&T West Virginia Intermediate Tax-Free Fund, the BB&T Equity Index Fund, the BB&T National Tax-Free Money Market Fund, the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, the BB&T Capital Manager Growth Fund and the BB&T Capital Manager Equity Fund (referred to individually as a “Fund” and collectively, the “Funds”). The BB&T Equity Index Fund is not included in these financial statements. The BB&T Kentucky Intermediate Tax-Free Fund, the BB&T Maryland Intermediate Tax-Free Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Virginia Intermediate Tax-Free Fund and the BB&T West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds”. The BB&T National Tax-Free Money Market Fund, the BB&T Prime Money Market Fund and the BB&T U.S. Treasury Money Market Fund are referred to as the “Money Market Funds”. The BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, the BB&T Capital Manager Growth Fund and the BB&T Capital Manager Equity Fund are referred to as the “Funds of Funds”. The Funds, excluding the Money Market Funds and the Funds of Funds, are referred to as the “Variable Net Asset Value Funds”. The Funds of Funds invest in underlying mutual funds and exchange traded funds as opposed to individual securities.

All Funds except the Tax-Free Funds are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

By owning shares of underlying investment companies (including exchange traded funds), each of the Fund of Funds invests, to varying degrees in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Fund of Funds with exposure to underlying equity funds may include funds that invest in real estate of other similar securities. In addition, underlying investments companies may invest in derivatives.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2010, the Funds discussed herein offered up to five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. Class B Shares of the Funds are closed to new accounts and additional purchases by existing shareholders. The BB&T Mid Cap Value Fund, the Sterling Capital Small Cap Value Fund, the BB&T Special Opportunities Equity Fund, the BB&T Equity Income Fund and the BB&T Total Return Bond Fund offer Class R Shares. Class B Shares and Class C Shares of the BB&T Short U.S. Government Fund, the BB&T National Tax-Free Money Market Fund and the Tax-Free Funds are not being offered. Class B Shares automatically convert to Class A Shares after eight years. Class A Shares of the Variable Net Asset Value Funds and Funds of Funds, excluding the BB&T Short U.S. Government Fund, have a maximum sales charge of 5.75% as a percentage of original purchase price. The Class A Shares of the Tax-Free Funds and the BB&T Short U.S. Government Fund have a maximum sales charge of 3.00% as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the purchase price if redeemed within two years after purchase. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. In addition, a CDSC of up to 1.00% of the purchase price of Class A Shares will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: (i) employees of the Trust, BB&T Corporation and its affiliates, and (ii) shareholders who purchased shares with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. The Class B Shares of the Funds will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. The Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

BB&T Funds

   Notes to Financial Statements — (continued)

   September 30, 2010

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Fund Reorganizations:

On November 17, 2009, the Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization which provided for the acquisition of all of the assets and the assumption of the liabilities of the BB&T Mid Cap Growth Fund and the BB&T Small Cap Fund in exchange for shares of the BB&T Mid Cap Value Fund and the Sterling Capital Small Cap Value Fund, respectively. The purpose of the transactions were to enhance investment management efficiencies, offer greater market leverage and market presence, economies of scale, and greater opportunities for asset growth. Shareholders approved the plan at a meeting on January 26, 2010 and the reorganization took place on February 1, 2010. The acquisitions were accomplished by tax-free exchanges of shares on February 1, 2010. For financial reporting purposes, assets received and shares issued by the BB&T Mid Cap Value Fund and the Sterling Capital Small Cap Value Fund were recorded at fair value; however, the cost basis of the investments received from the BB&T Mid Cap Growth Fund and the BB&T Small Cap Fund was carried forward to align ongoing reporting of the BB&T Mid Cap Value Fund and the Sterling Capital Small Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Acquired Fund	Class	Shares Redeemed	Acquiring Fund	Class	Shares Issued	Value	Conversion Ratio

BB&T Mid Cap Growth Fund	A	740,972	BB&T Mid Cap Value Fund	A	533,366	$ 5,898,265	0.7198
	B	172,106		B	119,580	1,265,846	0.6948
	C	9,860		C	6,874	72,648	0.6972
	Institutional	8,122,185		Institutional	6,253,352	69,504,565	0.7699

						$76,741,324

BB&T Small Cap Fund	A	529,861	Sterling Capital Small Cap Value Fund	A	457,112	$ 4,823,599	0.8627
	B	120,569		B	98,525	1,039,671	0.8172
	C	2,006		C	1,636	17,265	0.8155
	Institutional	2,464,273		Institutional	2,156,153	22,752,363	0.8750

						$28,632,898

The net assets and net unrealized appreciation immediately before the acquisitions were as follows:

Acquired Fund	Net Assets	Unrealized Appreciation	Acquiring Fund	Net Assets

BB&T Mid Cap Growth Fund	$76,741,324	$2,667,613	BB&T Mid Cap Value Fund	$223,679,726

BB&T Small Cap Fund	$28,632,898	$1,063,366	Sterling Capital Small Cap Value Fund	$31,378,798

Assuming the acquisition had been completed on October 1, 2009, the beginning of the reporting period for the Funds, the BB&T Mid Cap Value Fund and the Sterling Capital Small Cap Value Fund pro-forma results of operations for the fiscal year ended September 30, 2010 are as follows:

BB&T Mid Cap Value Fund
Net investment income	$ 1,473,885
Net realized and unrealized gain on investments	32,986,960

Net increase in net assets from operations	$34,460,845

BB&T Funds

   Notes to Financial Statements — (continued)

   September 30, 2010

Sterling Capital Small Cap Value Fund
Net investment income	$ 233,700
Net realized and unrealized gain on investments	4,260,865

Net increase in net assets from operations	$4,494,565

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the BB&T Mid Cap Growth Fund and the BB&T Small Cap Fund that have been included in the BB&T Mid Cap Value Fund’s and the Sterling Capital Small Cap Value Fund’s statement of operations since February 1, 2010, respectively. Since the BB&T Mid Cap Growth Fund, the BB&T Small Cap Fund, the BB&T Mid Cap Value Fund and the Sterling Capital Small Cap Value Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

3.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, U.S. Government agency securities, futures and options held by the Variable Net Asset Value Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Variable NetAssetValue Funds may also use an independent pricing service approved by the Board to value certain securities, including the use of electronic and matrix techniques. Short-term obligations without significant credit risk that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies, including underlying funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be valued by the Pricing Committee at fair value determined in good faith under the general supervision of the Board. The following Fund had securities valued by the Pricing Committee as of September 30, 2010:

	Fair Value	Percentage of Net Assets
BB&T International Equity Fund	$26,295	0.033%

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the BB&T International Equity Fund’s net asset value is calculated; such securities may be valued at fair value in accordance with procedures adopted by the Board. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the BB&T International Equity Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date

BB&T Funds

   Notes to Financial Statements — (continued)

   September 30, 2010

(an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended September 30, 2010 there were no changes to the valuation policies and procedures.

The summary of inputs used to determine the fair valuation of each Fund’s investments as of September 30, 2010 is as follows:

Assets:	Level 1– Quoted Prices		Level 2– Other Significant Observable Inputs		Level 3– Significant Unobservable Inputs	Total
Investments in Securities
BB&T Select Equity Fund	$215,218,940	(a)	$ 86,758	(b)	$—	$215,305,698
BB&T Mid Cap Value Fund	347,186,681	(a)	8,700,101	(b)	—	355,886,782
Sterling Capital Small Cap Value Fund	65,604,013	(a)	700,008	(b)	—	66,304,021
BB&T International Equity Fund	79,226,299	(a)	6,155,167	(a)(b)	—	85,381,466
BB&T Special Opportunities Equity Fund	554,477,254	(a)	6,267,511	(b)	—	560,744,765
BB&T Equity Income Fund	460,681,802	(a)	28,757,988	(b)	—	489,439,790
BB&T Short U.S. Government Fund	499,752	(c)	67,055,797	(a)(b)	—	67,555,549
BB&T Intermediate U.S. Government Fund	5,137,590	(c)	192,620,128	(a)(b)	—	197,757,718
BB&T Total Return Bond Fund	2,941,503	(c)	432,159,266	(a)(b)	—	435,100,769
BB&T Kentucky Intermediate Tax-Free Fund	735,324	(c)	22,652,766	(a)	—	23,388,090
BB&T Maryland Intermediate Tax-Free Fund	1,362,205	(c)	36,519,366	(a)	—	37,881,571
BB&T North Carolina Intermediate Tax-Free Fund	6,295,960	(c)	187,587,361	(a)	—	193,883,321
BB&T South Carolina Intermediate Tax-Free Fund	1,628,847	(c)	42,777,925	(a)	—	44,406,772
BB&T Virginia Intermediate Tax-Free Fund	4,636,555	(c)	109,267,672	(a)	—	113,904,227
BB&T West Virginia Intermediate Tax-Free Fund	3,804,905	(c)	96,205,174	(a)	—	100,010,079
BB&T National Tax-Free Money Market Fund	17,931	(c)	155,425,378	(a)	—	155,443,309
BB&T Prime Money Market Fund	—		570,750,698	(a)	—	570,750,698
BB&T U.S. Treasury Money Market Fund	—		357,561,186	(a)(b)	—	357,561,186
BB&T Capital Manager Conservative Growth Fund	14,542,827	(a)	—		—	14,542,827
BB&T Capital Manager Moderate Growth Fund	36,536,562	(a)	—		—	36,536,562
BB&T Capital Manager Growth Fund	27,911,331	(a)	—		—	27,911,331
BB&T Capital Manager Equity Fund	8,878,296	(a)	—		—	8,878,296

Other Financial Instruments-
Forward Foreign Currency Exchange Contracts
BB&T International Equity Fund (d)	$ —		$ 222,704		$—	$ 222,704

Liabilities:
Other Financial Instruments-
Written Options (Equity Risk)
BB&T Special Opportunities Equity Fund (d)	$ 2,119,969		$ —		$—	$ 2,119,969
BB&T Equity Income Fund (d)	502,470		—		—	502,470
Forward Foreign Currency Exchange Contracts
BB&T International Equity Fund (d)	$ —		$ 387,972		$—	$ 387,972

(a)	Industries, countries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	All or part of the balance represents securities held as collateral for securities on loan.
(c)	Represents investment companies.
(d)	Other financial instruments are foreign currency exchange contracts and written options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instruments and written options are shown at value.

BB&T Funds

    Notes to Financial Statements — (continued)

    September 30, 2010

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

BB&T Total Return Bond Fund
Municipal Bonds
Balance as of 10/1/09 (market value)	$10,116,500
Change in unrealized appreciation/(depreciation)*	4,033,500
Realized Loss	(2,446,550)
Purchases	—
Sales	(11,703,450)
Transfers in to Level 3**	—
Transfers out of Level 3**	—

Balance as of 9/30/10 (market value)	$—

*	Included in “Change in unrealized appreciation/depreciation on investments” in the Statements of Operations.
**	The Fund’s policy is to recognize transfers in and transfers out as of beginning of the reporting period.

Foreign Currency Translation — The accounting records of the BB&T International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the latest foreign exchange bid quotation (from an approved pricing vendor) to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The BB&T International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts — The BB&T International Equity Fund enters into forward foreign currency exchange contracts (foreign currency exchange risk) in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the fiscal year, the BB&T International Equity Fund utilized forward foreign currency exchange contracts to hedge the Fund’s portfolio against currency risks. The Fund also utilized forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark. Additionally, the Fund hedged some of its currency exposure to the Euro, Pound, Polish Zloty, Hungarian Forint and the Czech Koruna by selling these currencies forward versus the U.S. dollar, using 3-month forward currency contracts. At the same time, the Fund moved closer to the benchmark weight assigned to each country through the use of forward currency transactions (buy the foreign currency, sell the U.S. dollar). For open foreign currency exchange contracts as of September 30, 2010, see the Schedule of Portfolio Investments.

Financial Futures Contracts — The BB&T International Equity Fund and the BB&T Total Return Bond Fund invested in financial futures contracts during the period to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk), or foreign currencies (foreign currency exchange rate risk).

BB&T Funds

   Notes to Financial Statements — (continued)

   September 30, 2010

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Exchange traded financial futures contracts involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade. The Funds held no futures contracts as of September 30, 2010.

Options Contracts — The BB&T Special Opportunities Equity Fund and the BB&T Equity Income Fund write (sell) “covered” call options and purchase options to close out options previously written by it. These transactions are entered into to hedge against changes in security prices (equity risk) or for the purposes of earning additional income (i.e., speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, the Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized loss of the contract (as the writer). The BB&T Special Opportunities Equity and BB&T Equity Income Funds invested in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding. Details of written option activity for the fiscal year ended September 30, 2010 are as follows:

	BB&T Special Opportunities Equity Fund		BB&T Equity Income Fund
	Number of	Premiums	Number of	Premiums
Covered Call Options	Contracts	Received	Contracts	Received
Balance at beginning of period	26,549	$3,691,935	12,172	$832,684
Options written	47,473	5,036,070	23,517	1,943,613
Options closed	(10,990)	(1,360,711)	(12,947)	(1,003,262)
Options expired	(26,664)	(2,800,541)	(10,245)	(779,761)
Options exercised	(21,105)	(2,924,704)	(4,539)	(403,583)

Balance at end of period	15,263	$1,642,049	7,958	$589,691

The following is a summary of written call options outstanding as of September 30, 2010:

	Number of Contracts	Value
BB&T Special Opportunities Equity Fund
Akamai Technologies, Inc., $47.00, 11/20/10	500	$(250,000)
Akamai Technologies, Inc., $48.00, 11/20/10	500	(238,000)
Akamai Technologies, Inc., $49.00, 11/20/10	500	(235,000)

BB&T Funds

    Notes to Financial Statements — (continued)

    September 30, 2010

	Number of Contracts	Value
Akamai Technologies, Inc., $50.00, 11/20/10	1,000	$(374,000)
Akamai Technologies, Inc., $52.50, 11/20/10	500	(129,000)
Akamai Technologies, Inc., $55.00, 11/20/10	733	(126,809)
Bristol-Myers Squibb Co., $28.00, 11/20/10	1,000	(46,000)
Bristol-Myers Squibb Co., $28.00, 12/18/10	30	(2,160)
Bristol-Myers Squibb Co., $29.00, 12/18/10	2,000	(70,000)
eBay, Inc., $28.00, 1/22/11	1,000	(52,000)
Halliburton Co., $35.00, 10/16/10	2,500	(72,500)
Halliburton Co., $36.00, 10/16/10	1,000	(15,000)
Intuit, Inc., $40.00, 10/16/10	500	(210,000)
Intuit, Inc., $42.50, 10/16/10	500	(85,000)
Intuit, Inc., $44.00, 10/16/10	500	(42,500)
Intuit, Inc., $45.00, 10/16/10	500	(25,000)
Intuit, Inc., $50.00, 1/22/11	500	(30,000)
Yum! Brands, Inc., $50.00, 1/22/11	1,500	(117,000)

	15,263	$(2,119,969)

BB&T Equity Income Fund
Archer-Daniels-Mid Co., $35.00, 12/18/10	1,200	$(70,800)
Archer-Daniels-Mid Co., $37.00, 12/18/10	1,400	(36,400)
Family Dollar Stores, $45.00, 10/16/10	2,000	(120,000)
Family Dollar Stores, $46.00, 10/16/10	500	(15,000)
McDonald’s Corp., $80.00, 1/22/11	500	(35,000)
Philip Morris International Inc., $55.00, 12/18/10	660	(182,820)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR, $10.00, 10/16/10	1,698	(42,450)

	7,958	$(502,470)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of the derivative instruments held by the Funds on the Statements of Assets and Liabilities and the category of primary risk exposure as of September 30, 2010:

Fair Values of Derivative Instruments

Assets	Statements of Assets and Liabilities Location	BB&T International Equity Fund	BB&T Special Opportunities Equity Fund	BB&T Equity Income Fund
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$222,704	—	—
Liabilities
Equity contracts	Call options written	—	$2,119,969	$502,470
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$387,972	—	—

The effect of derivative instruments on the Statements of Operations for the fiscal year ended September 30, 2010:

	BB&T International Equity Fund	BB&T Special Opportunities Equity Fund	BB&T Equity Income Fund	BB&T Total Return Bond Fund
Net Realized Gain (Loss) from:
Foreign Currency Contracts:
Forward foreign currency transactions	$773,269	—	—	—
Equity Contracts:
Futures contracts	(33,369)	—	—	—
Written options	—	$3,577,135	$1,039,306	—
Interest Rate Contracts:
Futures contracts	—	—	—	$(233,541)

BB&T Funds

    Notes to Financial Statements — (continued)

    September 30, 2010

	BB&T International Equity Fund	BB&T Special Opportunities Equity Fund	BB&T Equity Income Fund	BB&T Total Return Bond Fund
Net change in Unrealized Appreciation/(Depreciation):
Foreign Currency Contracts:
Forward foreign currency transactions	$(87,232)	—	—	—
Equity Contracts:
Futures contracts	—	—	—	—
Written options	—	$627,077	$37,467	—
Interest Rate Contracts:
Futures contracts	—	—	—	$69,958

For the fiscal year ended September 30, 2010, the average quarterly balance of derivative financial instruments was as follows:

	BB&T International Equity Fund	BB&T Special Opportunities Equity Fund	BB&T Equity Income Fund
Forward Foreign Currency Exchange Contracts (Forward Foreign Currency Risk):
Average number of contracts - U.S. dollars purchased	6	—	—
Average U.S. dollar amounts purchased	$6,178,362	—	—
Average number of contracts - U.S. dollars sold	4	—	—
Average U.S. dollar amounts sold	$3,593,858	—	—

Financial Futures Contracts (Equity Risk):
Average number of contracts purchased	8	—	—
Average notional value of contracts purchased	$ 3,634	—	—

Options Written (Equity Risk):
Average number of contracts	—	12,007	7,302
Average premium	—	$1,476,782	$613,223

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Other Income — The Funds received $1,089,625 as part of a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (“BISYS”). In September 2006, BISYS and the SEC entered into the settlement with respect to findings by the SEC that certain BISYS practices, in its role as mutual fund administrator, were improper. BISYS (now known as Citi Fund Services, Inc.) was the administrator of the Funds from 1995 to 2005, at which time BB&T Asset Management, Inc. became the administrator of the Funds. The settlement required a distribution of settlement money from the BISYS Fair Fund to benefit the mutual funds within the affected fund families.

When-Issued and Forward Commitments — The Funds, with the exception of the BB&T U.S. Treasury Money Market Fund, may purchase securities on a “when-issued” basis. The BB&T Select Equity Fund, the BB&T Mid Cap Value Fund, the Sterling Capital Small Cap Value Fund, the BB&T International Equity Fund, the BB&T Special Opportunities Equity Fund, the BB&T Equity Income Fund, the BB&T National Tax-Free Money Market Fund, and the BB&T Prime Money Market Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

BB&T Funds

    Notes to Financial Statements — (continued)

    September 30, 2010

Repurchase Agreements and Collateralized Loan Agreements — The Funds may enter into agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that the advisor or a sub-advisor deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under these types of agreements, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase are held by the Funds’ custodian, or another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Rolls — The Variable Net Asset Value Funds and the Tax-Free Money Market Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales.

Security Loans — The Funds may loan securities secured by collateral in the form of securities issued or guaranteed by the U.S. Government or its agencies on instrumentalities, irrevocable letters of credit, U.S. dollar cash or other forms of collateral as may be agreed to between the Trust and BNY Mellon Bank, N.A., the lending agent (“BNY Mellon Bank”). A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of the income and earnings from the investment and reinvestment of cash collateral received and held on behalf of the Fund (after payment of a “broker rebate fee” to the borrower). In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. A Fund also continues to receive interest or dividends on the securities loaned. Although security loans are secured at all times by collateral, the loans may not be fully supported if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. Concurrently with the delivery of the Fund’s securities to a borrower, BNY Mellon Bank is required to obtain from the borrower collateral equal to at least 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities, and at least 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. If at the close of trading on any business day the market value of the collateral is less than 100% of the market value of such loaned securities as of such business day, the borrower is required to deliver additional collateral which will cause the total collateral to be equal to not less than 102% of the market value of the securities loaned plus accrued interest in the case of U.S. securities and 105% of the market value of the securities loaned plus accrued interest in the case of foreign securities. A Fund bears all of the gains and losses on such investments. Cash collateral received by a Fund at September 30, 2010 was invested in the BNY Institutional Cash Reserve Fund (“ICRF”) Series A and B, an unregistered investment pool managed by BNY Mellon Bank, which was invested in repurchase agreements and Lehman Brothers floating rate medium term notes.

Effective July 1, 2010, the Trust, on behalf of each applicable Fund, entered into an agreement with BNY Mellon Bank and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in the ICRF, pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers and held by ICRF, and (ii) if certain conditions are met, BNYMC will purchase the defaulted securities from each Fund in September 2011.

BB&T Funds

    Notes to Financial Statements — (continued)

    September 30, 2010

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. The Funds are indemnified from losses resulting from brokers failing to return securities. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the advisor or the distributor. In connection with lending securities, a Fund may pay reasonable administrative and custodial fees. The value of the securities on loan and the liability to return the related collateral for each Fund at September 30, 2010, are shown on the Statements of Assets and Liabilities. As of September 30, 2010, the following Funds had loans outstanding:

	Value of Loaned Securities	Cost of Cash Collateral	Value of Cash Collateral	Value of Non Cash Collateral	Average Value on Loan for the Year Ended September 30, 2010
BB&T Mid Cap Value Fund	$9,284,557	$9,670,778	$8,700,101	$ —	$ 6,527,063
Sterling Capital Small Cap Value Fund	892,907	903,490	700,008	—	741,395
BB&T International Equity Fund	5,530,184	6,022,738	6,007,317	—	2,764,439
BB&T Special Opportunities Equity Fund	7,196,094	6,873,249	6,267,511	604,334	5,973,731
BB&T Equity Income Fund	28,488,429	29,150,768	28,757,988	—	20,689,268
BB&T Intermediate U.S. Government Fund	5,212,024	5,406,500	5,321,466	—	5,016,526
BB&T Total Return Bond Fund	1,273,923	1,308,548	842,473	—	323,869
BB&T U.S. Treasury Money Market Fund	11,996,208	12,240,000	12,240,000	—	5,898,181

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses that are attributable to both the Trust and the BB&T Variable Insurance Funds are allocated across the Funds and BB&T Variable Insurance Funds, based upon relative net assets or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for the BB&T Short U.S. Government Fund, the BB&T Intermediate U.S. Government Fund, the BB&T Total Return Bond Fund, the Tax-Free Funds and the Money Market Funds. Dividends from net investment income are declared and paid quarterly for the BB&T Select Equity Fund, the BB&T Mid Cap Value Fund, the Sterling Capital Small Cap Value Fund, the BB&T Special Opportunities Equity Fund, the BB&T Equity Income Fund and the Funds of Funds if the annualized yield of the distribution exceeds an amount determined annually by the Board. Dividends from net investment income are declared and paid annually for the BB&T International Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., capital loss carryforwards acquired in reorganizations (Sterling Capital Small Cap Value and BBT Mid Cap Value Funds), disposition of market discount and market premium bonds, gain/loss on paydowns, net operating losses, and character of distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets or net asset values per share.

As of September 30, 2010, these reclassifications were as follows:

	Increase/ (Decrease) Paid-in-Capital	Increase/ (Decrease) Net Investment Income(Loss)	Increase/ (Decrease) Realized Gain(Loss)
BB&T Mid Cap Value Fund	$24,939,681	$ —	$(24,939,681)
Sterling Capital Small Cap Value Fund	9,157,645	172	(9,157,817)
BB&T International Equity Fund	(354,158)	998,869	(644,711)

BB&T Funds

    Notes to Financial Statements — (continued)

    September 30, 2010

	Increase/ (Decrease) Paid-in-Capital	Increase/ (Decrease) Net Investment Income(Loss)	Increase/ (Decrease) Realized Gain(Loss)
BB&T Special Opportunities Equity Fund	$(294,746)	$2,065,448	$(1,770,702)
BB&T Equity Income Fund	(1,447)	(2,323,428)	2,324,875
BB&T Short U.S. Government Fund	—	550,014	(550,014)
BB&T Intermediate U.S. Government Fund	—	425,918	(425,918)
BB&T Total Return Bond Fund	—	1,729,865	(1,729,865)
BB&T Kentucky Intermediate Tax-Free Fund	—	(635)	635
BB&T Maryland Intermediate Tax-Free Fund	—	(2,057)	2,057
BB&T North Carolina Intermediate Tax-Free Fund	—	(6,072)	6,072
BB&T South Carolina Intermediate Tax-Free Fund	—	(4,876)	4,876
BB&T Virginia Intermediate Tax-Free Fund	—	(1,745)	1,745
BB&T West Virginia Intermediate Tax-Free Fund	—	(16,286)	16,286
BB&T National Tax-Free Money Market Fund	—	235	(235)
BB&T Prime Money Market Fund	—	1,412	(1,412)
BB&T Capital Manager Conservative Growth Fund	—	5,871	(5,871)
BB&T Capital Manager Moderate Growth Fund	—	8,249	(8,249)
BB&T Capital Manager Growth Fund	—	2,835	(2,835)

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Federal Income Taxes — It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

In addition to the requirements of the Code, the BB&T International Equity Fund may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The BB&T International Equity Fund may accrue a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce the BB&T International Equity Fund’s net asset value. As of September 30, 2010, the BB&T International Equity Fund has no recorded payable as an estimate for potential future India capital gains taxes.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. Government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2010 were as follows:

	Purchases	Sales
BB&T Select Equity Fund	$249,465,656	$256,596,010
BB&T Mid Cap Value Fund	141,878,754	121,806,343
Sterling Capital Small Cap Value Fund	56,372,503	48,008,734
BB&T International Equity Fund	112,794,003	120,758,292
BB&T Special Opportunities Equity Fund	175,000,040	120,561,446
BB&T Equity Income Fund	148,345,371	77,459,197
BB&T Short U.S. Government Fund	10,656,969	4,691,871
BB&T Intermediate U.S. Government Fund	18,163,696	13,495,671
BB&T Total Return Bond Fund	296,306,168	163,455,964
BB&T Kentucky Intermediate Tax-Free Fund	7,876,438	4,358,347
BB&T Maryland Intermediate Tax-Free Fund	12,957,664	4,000,327
BB&T North Carolina Intermediate Tax-Free Fund	65,362,453	32,355,269
BB&T South Carolina Intermediate Tax-Free Fund	19,506,596	5,054,259
BB&T Virginia Intermediate Tax-Free Fund	28,026,463	9,324,501
BB&T West Virginia Intermediate Tax-Free Fund	19,562,417	5,798,659

BB&T Funds

   Notes to Financial Statements — (continued)

   September 30, 2010

	Purchases	Sales
BB&T Capital Manager Conservative Growth Fund	$4,656,039	$5,545,996
BB&T Capital Manager Moderate Growth Fund	17,251,390	20,278,238
BB&T Capital Manager Growth Fund	15,510,801	18,098,983
BB&T Capital Manager Equity Fund	5,640,975	7,415,819

Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2010 were as follows:

	Purchases	Sales
BB&T Short U.S. Government Fund	$39,747,538	$33,335,537
BB&T Intermediate U.S. Government Fund	164,311,056	148,510,281
BB&T Total Return Bond Fund	268,622,227	316,125,607

5.	Investments in Affiliated Issuers:

A summary of the Funds’ transactions in the shares of affiliated issuers during the fiscal year ended September 30, 2010 is set forth below:

	Shares Held at September 30, 2009	Shares Purchased	Shares Sold	Shares Held at September 30, 2010	Value at September 30, 2010	Dividend Income October 1, 2009 -September 30, 2010	Distributions and Net Realized Gain (Loss) October 1, 2009 -September 30, 2010
BB&T Capital Manager Conservative Growth Fund
BB&T Equity Income Fund, Institutional Class	50,374	747	18,375	32,746	$ 427,997	$ 10,934	$ (17,727)
BB&T International Equity Fund, Institutional Class	269,084	36,829	195,423	110,490	573,446	27,568	(109,629)
BB&T Mid Cap Value Fund, Institutional Class	72,666	51,425	64,946	59,145	718,018	4,143	102,361
BB&T Select Equity Fund, Institutional Class	51,854	67,413	8,248	111,019	1,173,473	12,018	(17,154)
BB&T Special Opportunities Equity Fund, Institutional Class	19,451	513	3,016	16,948	275,406	—	4,462
BB&T Total Return Bond Fund, Institutional Class	740,773	54,193	119,390	675,576	7,654,282	372,328	62,731
BB&T U.S. Treasury Money Market Fund, Institutional Class	393,051	102,289,715	102,264,687	418,079	418,079	380	—
Sterling Capital Small Cap Value Fund, Institutional Class	—	17,275	729	16,546	185,153	847	87

Total Affiliates	1,597,253	102,518,110	102,674,814	1,440,549	$11,425,854	$428,218	$ 25,131

BB&T Capital Manager Moderate Growth Fund
BB&T Equity Income Fund, Institutional Class	211,895	246	77,593	134,548	$ 1,758,544	$ 46,300	$ (79,002)
BB&T International Equity Fund, Institutional Class	1,131,757	115,805	793,266	454,296	2,357,795	119,411	(1,626,242)
BB&T Mid Cap Value Fund, Institutional Class	305,544	204,329	266,735	243,138	2,951,698	17,512	(228,907)
BB&T Select Equity Fund, Institutional Class	218,113	263,621	25,149	456,585	4,826,098	50,362	(70,018)
BB&T Special Opportunities Equity Fund, Institutional Class	81,722	391	12,420	69,693	1,132,530	—	(12,073)
BB&T Total Return Bond Fund, Institutional Class	1,010,741	82,390	254,662	838,469	9,499,851	499,287	151,124
BB&T U.S. Treasury Money Market Fund, Institutional Class	983,943	228,739,073	229,326,852	396,164	396,164	362	—
Sterling Capital Small Cap Value Fund, Institutional Class	—	68,130	—	68,130	762,374	3,489	—

Total Affiliates	3,943,715	229,473,985	230,756,677	2,661,023	$ 23,685,054	$ 736,723	$(1,865,118)

BB&T Funds

   Notes to Financial Statements — (continued)

   September 30, 2010

	Shares Held at September 30, 2009	Shares Purchased	Shares Sold	Shares Held at September 30, 2010	Value at September 30, 2010	Dividend Income October 1, 2009 -September 30, 2010	Distributions and Net Realized Gain (Loss) October 1, 2009 -September 30, 2010
BB&T Capital Manager Growth Fund
BB&T Equity Income Fund, Institutional Class	196,783	2,660	74,200	125,242	$1,636,917	$ 42,421	$(82,183)
BB&T International Equity Fund, Institutional Class	1,051,011	88,186	716,342	422,855	2,194,616	110,563	(1,550,579)
BB&T Mid Cap Value Fund, Institutional Class	283,774	186,177	243,554	226,397	2,748,459	16,256	(338,043)
BB&T Select Equity Fund, Institutional Class	202,531	243,400	20,929	425,003	4,492,280	46,349	(62,954)
BB&T Special Opportunities Equity Fund, Institutional Class	75,898	325	11,357	64,866	1,054,080	—	(14,261)
BB&T Total Return Bond Fund, Institutional Class	348,429	67,268	159,598	256,099	2,901,601	165,991	115,611
BB&T U.S. Treasury Money Market Fund, Institutional Class	693,937	154,348,115	154,178,409	863,643	863,643	195	—
Sterling Capital Small Cap Value Fund, Institutional Class	—	63,423	—	63,423	709,700	3,248	—

Total Affiliates	2,852,363	154,999,554	155,404,389	2,447,528	$16,601,296	$385,023	$(1,932,409)

BB&T Capital Manager Equity Fund
BB&T Equity Income Fund, Institutional Class	77,824	5,607	40,099	43,332	$566,343	$15,242	$(43,709)
BB&T International Equity Fund, Institutional Class	415,340	43,932	312,773	146,499	760,331	41,241	(416,459)
BB&T Mid Cap Value Fund, Institutional Class	112,155	71,356	105,074	78,437	952,223	5,871	(116,321)
BB&T Select Equity Fund, Institutional Class	80,044	83,092	15,981	147,155	1,555,426	16,177	(56,824)
BB&T Special Opportunities Equity Fund, Institutional Class	29,954	1,931	9,417	22,468	365,112	—	(15,472)
BB&T U.S. Treasury Money Market Fund, Institutional Class	41,758	68,118,020	67,662,674	497,104	497,104	166	—
Sterling Capital Small Cap Value Fund, Institutional Class	—	21,995	—	21,995	246,127	1,126	—

Total Affiliates	757,075	68,345,933	68,146,018	956,990	$4,942,666	$79,823	$(648,785)

6.	Related Party Transactions:

Effective October 1, 2010, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) provides investment advisory services to all of the Funds (See Note 10). Prior to October 1, 2010, BB&T Asset Management, Inc. (“BB&T AM”), a wholly owned subsidiary of BB&T, provided investment advisory services to all the Funds except the Sterling Capital Small Cap Value Fund, which was advised by Sterling Capital. Under the terms of the investment advisory agreement, the Advisor is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees”. Sterling Capital and BB&T AM waived investment advisory fees and reimbursed certain expenses for the Funds referenced below which are not subject to recoupment, except as noted, and are included on the Statements of Operations as “Less expenses waived/reimbursed by the Investment Advisor”. Information regarding these transactions is as follows for the fiscal year ended September 30, 2010:

BB&T Funds

   Notes to Financial Statements — (continued)

   September 30, 2010

	Contractual Fee Rate	Fee Rate after Contractual Waivers(1)
BB&T Select Equity Fund	0.74%	0.60%(2)
BB&T Mid Cap Value Fund	0.74%	0.70%(2)
Sterling Capital Small Cap Value Fund	0.90%	0.80%(3)
BB&T International Equity Fund	1.00%	0.85%(2)
BB&T Special Opportunities Equity Fund	0.80%	0.80%
BB&T Equity Income Fund	0.70%	0.70%
BB&T Short U.S. Government Fund	0.60%	0.45%(2)
BB&T Intermediate U.S. Government Fund	0.60%	0.48%(2)
BB&T Total Return Bond Fund	0.60%	0.48%(2)
BB&T Kentucky Intermediate Tax-Free Fund	0.60%	0.40%(2)
BB&T Maryland Intermediate Tax-Free Fund	0.60%	0.40%(2)
BB&T North Carolina Intermediate Tax-Free Fund	0.60%	0.45%(2)
BB&T South Carolina Intermediate Tax-Free Fund	0.60%	0.45%(2)
BB&T Virginia Intermediate Tax-Free Fund	0.60%	0.45%(2)
BB&T West Virginia Intermediate Tax-Free Fund	0.45%	0.45%
BB&T National Tax-Free Money Market Fund	0.25%	0.20%(4)
BB&T Prime Money Market Fund	0.40%	0.28%(4)
BB&T U.S. Treasury Money Market Fund	0.40%	0.26%(4)
BB&T Capital Manager Conservative Growth Fund	0.25%	0.00%(2)
BB&T Capital Manager Moderate Growth Fund	0.25%	0.00%(2)
BB&T Capital Manager Growth Fund	0.25%	0.00%(2)
BB&T Capital Manager Equity Fund	0.25%	0.00%(2)

(1)

For all or a portion of the fiscal year ended September 30, 2010 Sterling Capital and BB&T AM voluntarily waived additional advisory fees. Except as reflected below, voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods, and may be discontinued at any time.

(2)	Sterling Capital and BB&T AM contractually agreed to limit the advisory fees paid by the Fund from February 1, 2010 through January 31, 2011.

(3)

Sterling Capital and BB&T AM contractually agreed to limit the advisory fees to 0.80% and total annual fund operating expenses paid by the Fund from February 1, 2010 through January 31, 2011 to 1.40% with respect to Class A Shares, 2.15% with respect to Class B and C Shares, 1.15% with respect to Institutional Shares, and 1.65% with respect to Class R Shares.

(4)

Sterling Capital and BB&T AM has contractually agreed to limit the advisory fees paid by each Money Market Fund to 0.20% with regard to the BB&T National Tax-Free Money Market Fund, 0.28% with regard to the BB&T Prime Money Market Fund, and 0.26% with regard to the BB&T U.S. Treasury Money Market Fund (each, an “Advisory Fee Limit”) for the period from March 1, 2009 through February 29, 2012. From March 1, 2010 through February 29, 2012, Sterling Capital and BB&T AM may recoup from each Money Market Fund all or a portion of the advisory fees that it voluntarily waives with respect to such Fund beyond the Advisory Fee Limit during the period from March 1, 2009 through February 29, 2012 (the “Recoupment Amount”), subject to certain limitations. Sterling Capital may not recoup any amount from a Fund if the Recoupment Amount plus the Advisory Fee Limit would exceed the Contractual Fee Rate noted in the table above.

As of September 30, 2010, the amount of waived fees that are subject to possible recoupment through February 29, 2012 are as follows:

Amount
BB&T National Tax-Free Money Market Fund	$53,347
BB&T Prime Money Market Fund	1,319,253
BB&T U.S. Treasury Money Market Fund	2,885,755

Pursuant to a sub-advisory agreement with Sterling Capital, Artio Global Management LLC (Artio) serves as the sub-advisor to the BB&T International Equity Fund, subject to the general supervision of the Funds’ Board and Sterling Capital. Pursuant to a sub-advisory agreement with Sterling Capital, Federated Investment Management Company (Federated) serves as the sub-advisor to the BB&T Prime Money Market Fund and the BB&T National Tax-Free Money Market Fund, subject to the general supervision of the Funds’ Board and Sterling Capital. Pursuant to a sub-advisory agreement with Sterling Capital, Scott & Stringfellow LLC (Scott & Stringfellow), a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to the BB&T Special Opportunities Equity Fund and the BB&T Equity Income Fund, subject to the general supervision of the Funds’ Board and Sterling Capital. For their services, sub-advisors are entitled to a fee, payable by Sterling Capital.

Sterling Capital serves as the administrator to the Funds pursuant to the administration agreement. The Funds pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds and the BB&T Variable Insurance Funds, excluding the assets of the Funds of Funds, at a rate of 0.11% on the first $3.5 billion of average

BB&T Funds

   Notes to Financial Statements — (continued)

   September 30, 2010

net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as “Administration fees”. Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc., formerly PNC Global Investment Servicing (U.S.) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees”.

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s salary. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees”.

For the fiscal year ended September 30, 2010, the Funds’ paid $233,874 in brokerage fees to Scott & Stringfellow, a wholly owned subsidiary of BB&T Corporation, on the execution of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. BB&T AM Distributors, Inc. (“BBTAMD”) serves as distributor to each Fund pursuant to an underwriting agreement, effective as of April 23, 2007. The Plan provides for payments to the distributor of up to 0.50%, 1.00%, 1.00% and 0.50% of the average daily net assets of the Class A Shares, Class B Shares, Class C Shares, and Class R Shares, respectively, with the exception of the BB&T Mid Cap Value Fund and the BB&T West Virginia Intermediate Tax-Free Fund which make payments of up to 0.25% of the average daily net assets for Class A. BBTAMD has contractually agreed to waive 0.25% of the Class A distribution fees of the Funds except for the BB&T Mid Cap Value Fund, BB&T West Virginia Intermediate Tax-Free Fund, BB&T Prime Money Market Fund and BB&T U.S. Treasury Money Market Fund through January 31, 2011, and may voluntarily waive additional fees at any time. The total contractual and voluntary waiver of distribution fees was $3,146,403 for the fiscal year ended September 30, 2010. Distribution fee waivers are included in the Statements of Operations as “Less expenses waived by the Distributor” and these waivers are not subject to recoupment in subsequent fiscal periods. As distributor, BBTAMD is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the fiscal year ended September 30, 2010, BBTAMD received $636,846 from commissions earned on sales of shares of the Funds’ Variable Net Asset Value Funds. Commissions paid to affiliated broker-dealers during the fiscal year ended September 30, 2010 were $428,516. The fees may be used by BBTAMD to pay banks, broker dealers and other institutions, including affiliates of Sterling Capital.

Sterling Capital and/or its affiliates may pay out of their own bona fide profits compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Funds. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of shares.

Certain officers and Trustees of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $30,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $10,000, and the Chairman of the Nominations Committee receives additional compensation at the rate of $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the Funds and the BB&T Variable Insurance Funds based upon relative net assets. On February 23, 2010, the Trustees voluntarily waived a fee of $3,000 for the Special Telephonic Audit Committee meeting. Trustee fee waivers are included in the Statement of Operations as “Less expenses waived by the Trustees” and these waivers are not subject to recoupment in subsequent fiscal periods.

BB&T Funds

   Notes to Financial Statements — (continued)

   September 30, 2010

7.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

8.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Funds, pursuant to a Credit Agreement (the “Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never a net rate of less than two percent (2%) per annum. During the fiscal year ended September 30, 2010 the following Funds utilized lines of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Sterling Capital Small Cap Value Fund	2.00%	$ 720,667	9	$360	$ 905,000
BB&T Intermediate U.S. Government Fund	2.00%	3,907,500	2	434	7,775,000

9.	Federal Income Tax Information:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2010, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
BB&T Select Equity Fund	$120,078,510	2017
BB&T Select Equity Fund	10,325,708	2018
BB&T Mid Cap Value Fund	4,654,561	2016
BB&T Mid Cap Value Fund	33,027,022	2017
BB&T Mid Cap Value Fund	17,450,982	2018
Sterling Capital Small Cap Value Fund	560,977	2015
Sterling Capital Small Cap Value Fund	5,873,289	2016
Sterling Capital Small Cap Value Fund	4,139,048	2017
Sterling Capital Small Cap Value Fund	1,280,281	2018
BB&T International Equity Fund	34,249,253	2017
BB&T International Equity Fund	25,579,528	2018
BB&T Equity Income Fund	1,752,496	2017
BB&T Equity Income Fund	35,182,274	2018
BB&T Short U.S. Government Fund	48,188	2012
BB&T Short U.S. Government Fund	2,094,190	2013
BB&T Short U.S. Government Fund	1,246,269	2014
BB&T Short U.S. Government Fund	3,940,976	2015
BB&T Short U.S. Government Fund	160,380	2016
BB&T Intermediate U.S. Government Fund	2,827,748	2014
BB&T Intermediate U.S. Government Fund	10,119,332	2016
BB&T Capital Manager Conservative Growth Fund	122,214	2017
BB&T Capital Manager Conservative Growth Fund	8,974,540	2018
BB&T Capital Manager Moderate Growth Fund	508,094	2017

BB&T Funds

   Notes to Financial Statements — (continued)

   September 30, 2010

	Amount	Expires
BB&T Capital Manager Moderate Growth Fund	$9,432,218	2018
BB&T Capital Manager Growth Fund	1,235,282	2017
BB&T Capital Manager Growth Fund	8,914,876	2018
BB&T Capital Manager Equity Fund	958,260	2017
BB&T Capital Manager Equity Fund	8,277,491	2018

Capital loss carryforwards utilized in the current year were $24,473, $70,731, $307,177, $1,589,668, $865 and $16,576 for BB&T Special Opportunities Equity Fund, BB&T Short U.S. Government Fund, BB&T Intermediate U.S. Government Fund, BB&T Total Return Bond Fund, BB&T Maryland Intermediate Tax-Free Fund and BB&T South Carolina Intermediate Tax-Free Fund respectively. For Sterling Capital Small Cap Value and BB&T Mid Cap Value Funds capital losses acquired in the reorganization are subject to limitations under Internal Revenue Code Section 381-384.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2010, were as follows:

	Distributions paid from		Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
	Ordinary Income	Net Long-Term Gains
BB&T Select Equity Fund	$2,653,688	$ —	$ 2,653,688	$ —	$ 2,653,688
BB&T Mid Cap Value Fund	1,464,936	—	1,464,936	—	1,464,936
Sterling Capital Small Cap Value Fund	325,652	—	325,652	—	325,652
BB&T International Equity Fund	1,790,076	—	1,790,076	—	1,790,076
BB&T Special Opportunities Equity Fund	—	—	—	—	—
BB&T Equity Income Fund	8,024,629	—	8,024,629	—	8,024,629
BB&T Short U.S. Government Fund	2,014,753	—	2,014,753	—	2,014,753
BB&T Intermediate U.S. Government Fund	6,548,623	—	6,548,623	—	6,548,623
BB&T Total Return Bond Fund	18,561,594	—	18,561,594	—	18,561,594
BB&T Kentucky Intermediate Tax-Free Fund	129,835	80,683	210,518	634,868	845,386
BB&T Maryland Intermediate Tax-Free Fund	4,261	2,231	6,492	911,102	917,594
BB&T North Carolina Intermediate Tax-Free Fund	238,236	783,605	1,021,841	5,228,160	6,250,001
BB&T South Carolina Intermediate Tax-Free Fund	5,618	—	5,618	1,030,343	1,035,961
BB&T Virginia Intermediate Tax-Free Fund	532,421	358,874	891,295	2,961,164	3,852,459
BB&T West Virginia Intermediate Tax-Free Fund	21,240	132,670	153,910	3,120,288	3,274,198
BB&T National Tax-Free Money Market Fund	68	31	99	138,125	138,224
BB&T Prime Money Market Fund	321,834	—	321,834	—	321,834
BB&T U.S. Treasury Money Market Fund	279,363	—	279,363	—	279,363
BB&T Capital Manager Conservative Growth Fund	428,602	—	428,602	—	428,602
BB&T Capital Manager Moderate Growth Fund	769,610	—	769,610	—	769,610
BB&T Capital Manager Growth Fund	442,022	—	442,022	—	442,022
BB&T Capital Manager Equity Fund	94,423	—	94,423	—	94,423

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2009, were as follows:

	Distributions paid from		Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
	Ordinary Income	Net Long-Term Gains
BB&T Select Equity Fund	$3,095,069	$—	$3,095,069	$—	$ —	$3,095,069
BB&T Mid Cap Value Fund	527,216	—	527,216	—	—	527,216
Sterling Capital Small Cap Value Fund	26,070	603,839	629,909	—	—	629,909
BB&T International Equity Fund	2,410,124	—	2,410,124	—	—	2,410,124
BB&T Special Opportunities Equity Fund	2,000,916	12,366,207	14,367,123	2,664,763	—	17,031,886
BB&T Equity Income Fund	6,195,917	722,290	6,918,207	—	—	6,918,207
BB&T Short U.S. Government Fund	1,556,218	—	1,556,218	—	—	1,556,218
BB&T Intermediate U.S. Government Fund	5,245,906	—	5,245,906	—	—	5,245,906
BB&T Total Return Bond Fund	18,081,190	—	18,081,190	—	—	18,081,190
BB&T Kentucky Intermediate Tax-Free Fund	78,614	79,018	157,632	—	580,083	737,715
BB&T Maryland Intermediate Tax-Free Fund	67,470	65,809	133,279	—	589,996	723,275

BB&T Funds

   Notes to Financial Statements — (continued)

   September 30, 2010

	Distributions paid from		Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
	Ordinary Income	Net Long-Term Gains
BB&T North Carolina Intermediate Tax-Free Fund	$ 799,514	$451,034	$ 1,250,548	$—	$4,606,284	$ 5,856,832
BB&T South Carolina Intermediate Tax-Free Fund	213,453	140,118	353,571	—	742,791	1,096,362
BB&T Virginia Intermediate Tax-Free Fund	224,947	440,130	665,077	—	2,797,561	3,462,638
BB&T West Virginia Intermediate Tax-Free Fund	87,470	1,228	88,698	—	2,667,477	2,756,175
BB&T National Tax-Free Money Market Fund	11,974	745	12,719	—	2,457,019	2,469,738
BB&T Prime Money Market Fund	13,466,347	—	13,466,347	—	—	13,466,347
BB&T U.S. Treasury Money Market Fund	740,484	—	740,484	—	—	740,484
BB&T Capital Manager Conservative Growth Fund	757,656	840,501	1,598,157	—	—	1,598,157
BB&T Capital Manager Moderate Growth Fund	934,441	—	934,441	—	—	934,441
BB&T Capital Manager Growth Fund	579,698	—	579,698	—	—	579,698
BB&T Capital Manager Equity Fund	190,556	—	190,556	—	—	190,556

*	Total Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
BB&T Select Equity Fund	$48,415	$—	$48,415	$ (19)	$(130,404,218)	$15,375,361	$(114,980,461)
BB&T Mid Cap Value Fund	418,620	—	418,620	(46)	(55,132,565)	22,421,475	(32,292,516)
Sterling Capital Small Cap Value Fund	—	—	—	(302)	(11,853,595)	2,458,176	(9,395,721)
BB&T International Equity Fund	—	—	—	—	(59,828,781)	9,995,348	(49,833,433)
BB&T Special Opportunities Equity Fund	—	—	—	—	—	56,861,287	56,861,287
BB&T Equity Income Fund	106,219	—	106,219	(2,344)	(41,966,895)	62,933,269	21,070,249
BB&T Short U.S. Government Fund	24,299	—	24,299	(86,756)	(7,835,566)	1,125,265	(6,772,758)
BB&T Intermediate U.S. Government Fund	2,115,538	—	2,115,538	(342,064)	(12,947,080)	8,702,844	(2,470,762)
BB&T Total Return Bond Fund	6,948,542	1,488,825	8,437,367	(773,204)	—	23,421,159	31,085,322
BB&T Kentucky Intermediate Tax-Free Fund	44,508	109,325	153,833	(40,255)	—	1,413,004	1,526,582
BB&T Maryland Intermediate Tax-Free Fund	90,011	94,322	184,333	(55,266)	—	2,282,557	2,411,624
BB&T North Carolina Intermediate Tax-Free Fund	704,474	756,886	1,461,360	(337,965)	—	11,743,932	12,867,327
BB&T South Carolina Intermediate Tax-Free Fund	190,559	—	190,559	(62,000)	—	2,315,401	2,443,960
BB&T Virginia Intermediate Tax-Free Fund	273,542	333,201	606,743	(198,265)	—	7,916,292	8,324,770
BB&T West Virginia Intermediate Tax-Free Fund	175,653	99,412	275,065	(213,152)	—	5,277,070	5,338,983
BB&T National Tax-Free Money Market Fund	3,309	—	3,309	(2,186)	—	—	1,123
BB&T Prime Money Market Fund	16,716	—	16,716	(14,513)	(19,807)	—	(17,604)
BB&T U.S. Treasury Money Market Fund	1,934	—	1,934	(1,349)	—	1,467	2,052

BB&T Funds

   Notes to Financial Statements — (continued)

   September 30, 2010

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
BB&T Capital Manager Conservative Growth Fund	$1,926	$—	$1,926	$(1,929)	$ (9,134,287)	$1,385,558	$ (7,748,732)
BB&T Capital Manager Moderate Growth Fund	2,120	—	2,120	(2,119)	(14,146,544)	1,660,849	(12,485,694)
BB&T Capital Manager Growth Fund	482	—	482	(466)	(14,779,299)	436,803	(14,342,480)
BB&T Capital Manager Equity Fund	497	—	497	(505)	(10,360,829)	(265,809)	(10,626,646)

*

The primary differences between book basis and tax basis unrealized appreciation/(depreciation) were due to the deferral of losses on wash sales and straddles, mark-to-market adjustments on passive foreign investment companies, basis adjustments on partnership interests and the deferral of market discount and premium until point of sale.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ended September 30, 2011:

	Post- October Capital Losses	Post- October Currency Losses
BB&T Equity Income Fund	$5,011,707	$20,418
BB&T Short U.S. Government Fund	345,563	—
BB&T Prime Money Market Fund	19,807	—
BB&T Capital Manager Conservative Growth Fund	37,533	—
BB&T Capital Manager Moderate Growth Fund	4,206,232	—
BB&T Capital Manager Growth Fund	4,629,141	—
BB&T Capital Manager Equity Fund	1,125,078	—

At September 30, 2010 federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BB&T Select Equity Fund	$199,930,337	$23,515,607	$(8,140,246)	$15,375,361
BB&T Mid Cap Value Fund	333,465,307	45,072,671	(22,651,196)	22,421,475
Sterling Capital Small Cap Value Fund	63,845,845	6,814,406	(4,356,230)	2,458,176
BB&T International Equity Fund	75,418,528	12,473,914	(2,510,976)	9,962,938
BB&T Special Opportunities Equity Fund	503,405,558	78,046,846	(20,707,639)	57,339,207
BB&T Equity Income Fund	426,593,742	67,714,015	(4,867,967)	62,846,048
BB&T Short U.S. Government Fund	66,430,284	1,570,548	(445,283)	1,125,265
BB&T Intermediate U.S. Government Fund	189,054,874	9,745,984	(1,043,140)	8,702,844
BB&T Total Return Bond Fund	411,679,610	25,061,063	(1,639,904)	23,421,159
BB&T Kentucky Intermediate Tax-Free Fund	21,975,086	1,413,446	(442)	1,413,004
BB&T Maryland Intermediate Tax-Free Fund	35,599,014	2,282,558	(1)	2,282,557
BB&T North Carolina Intermediate Tax-Free Fund	182,139,389	11,752,496	(8,564)	11,743,932
BB&T South Carolina Intermediate Tax-Free Fund	42,091,371	2,318,409	(3,008)	2,315,401
BB&T Virginia Intermediate Tax-Free Fund	105,987,935	7,956,244	(39,952)	7,916,292
BB&T West Virginia Intermediate Tax-Free Fund	94,733,009	5,394,415	(117,345)	5,277,070
BB&T National Tax-Free Money Market Fund	155,443,309	—	—	—
BB&T Prime Money Market Fund	570,750,698	—	—	—
BB&T U.S. Treasury Money Market Fund	357,559,719	1,467	—	1,467
BB&T Capital Manager Conservative Growth Fund	13,157,269	1,947,693	(562,135)	1,385,558
BB&T Capital Manager Moderate Growth Fund	34,875,713	3,892,685	(2,231,836)	1,660,849
BB&T Capital Manager Growth Fund	27,474,528	2,721,764	(2,284,961)	436,803
BB&T Capital Manager Equity Fund	9,144,105	885,510	(1,151,319)	(265,809)

BB&T Funds

   Notes to Financial Statements — (continued)

   September 30, 2010

10.	Subsequent Events:

Management has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted the following item:

Effective October 1, 2010, BB&T AM merged with and into Sterling Capital (the “Merger”). Prior to October 1, 2010, BB&T AM served as investment adviser to each series of BB&T Funds (other than Sterling Capital Small Cap Value Fund for which Sterling Capital provided investment advisory services) and also had entered into investment sub-advisory agreements with each of Artio, Federated, Sterling Capital and Scott & Stringfellow (collectively, the “Sub-Advisors”) to provide sub-advisory services to certain BB&T Funds. The Merger automatically terminated the existing advisory agreement with BB&T AM and the Funds and existing sub-advisory agreements with BB&T AM and the Sub-Advisors. The investment advisory agreement between Sterling Capital and BB&T Funds with respect to Sterling Capital Small Cap Value Fund also terminated on October 1, 2010 in connection with a reorganization transaction involving Sterling Capital.

The Board and the shareholders of the Funds approved a new investment advisory agreement between BB&T Funds, on behalf of each series thereof, and Sterling Capital. The Board and the shareholders of the Funds also approved new investment sub-advisory agreements between Sterling Capital and each of (i) Artio, with respect to BB&T International Equity Fund; (ii) Federated, with respect to BB&T National Tax-Free Money Market Fund and BB&T Prime Money Market Fund; and (iii) Scott & Stringfellow, with respect to BB&T Equity Income Fund and BB&T Special Opportunities Equity Fund. The terms of the new agreements are substantially identical to those of the existing agreements with no changes in services or fees. The new agreements became effective on October 1, 2010.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of BB&T Funds:

We have audited the accompanying statements of assets and liabilities of the BB&T Select Equity Fund (formerly BB&T Large Cap Fund), BB&T Mid Cap Value Fund, Sterling Capital Small CapValue Fund, BB&T International Equity Fund, BB&T Special Opportunities Equity Fund, BB&T Equity Income Fund, BB&T Short U.S. Government Fund, BB&T Intermediate U.S. Government Fund, BB&T Total Return Bond Fund, BB&T Kentucky Intermediate Tax-Free Fund, BB&T Maryland Intermediate Tax-Free Fund, BB&T North Carolina Intermediate Tax-Free Fund, BB&T South Carolina Intermediate Tax-Free Fund, BB&T Virginia Intermediate Tax-Free Fund, BB&T West Virginia Intermediate Tax-Free Fund, BB&T National Tax-Free Money Market Fund, BB&T Prime Money Market, BB&T U.S. Treasury Money Market Fund, BB&T Capital Manager Conservative Growth Fund, BB&T Capital Manager Moderate Growth Fund, BB&T Capital Manager Growth Fund and BB&T Capital Manager Equity Fund (collectively “the Funds”), twenty-two of the funds constituting BB&T Funds, including the schedules of portfolio investments, as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period (six-year period for Sterling Capital Small CapValue Fund) then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent of the underlying funds and brokers or by other appropriate auditing procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising BB&T Funds as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period (six-year period for Sterling Capital Small Cap Value Fund) then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, PA

November 29, 2010

BB&T Funds

   September 30, 2010

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2010 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions paid during the year from the following Funds are designated as:

	(a) Long-Term Capital Gain	(b) Qualified Dividend Income %	(c) (for corporate shareholders) Dividends Received Deduction %	(d) (for foreign shareholders) Qualified Short-Term Capital Gain %	(e) (for foreign shareholders) Qualified Interest Income %	(f) Exempt- Interest Dividend
BB&T Select Equity Fund	$—	100.00%	100.00%	—	0.04%	$—
BB&T Mid Cap Value Fund	—	100.00%	100.00%	—	0.11%	—
Sterling Capital Small Cap Value Fund	—	100.00%	100.00%	—	0.05%	—
BB&T International Equity Fund	—	50.63%	0.62%	—	0.53%	—
BB&T Special Opportunities Equity Fund	—	—	—	—	—	—
BB&T Equity Income Fund		100.00%	100.00%	—	0.09%	—
BB&T Short U.S. Government Fund	—	—	—	—	97.85%	—
BB&T Intermediate U.S. Government Fund	—	—	—	—	99.06%	—
BB&T Total Return Bond Fund	—	—	—	100.00%	100.00%	—
BB&T Kentucky Intermediate Tax-Free Fund	80,683	—	—	16.66%	100.00%	634,868
BB&T Maryland Intermediate Tax-Free Fund	2,231	—	—	100.00%	—	911,102
BB&T North Carolina Intermediate Tax-Free Fund	783,605	—	—	89.04%	—	5,228,160
BB&T South Carolina Intermediate Tax-Free Fund	—	—	—	—	23.21%	1,030,343
BB&T Virginia Intermediate Tax-Free Fund	358,874	—	—	96.58%	0.23%	2,961,164
BB&T West Virginia Intermediate Tax-Free Fund	132,670	—	—	19.22%	14.82%	3,120,288
BB&T National Tax-Free Money Market Fund	31	—	—	—	—	138,125
BB&T Prime Money Market Fund	—	—	—	100.00%	93.37%	—
BB&T U.S. Treasury Money Market Fund	—	—	—	—	76.48%	—
BB&T Capital Manager Conservative Growth Fund	—	17.45%	11.54%	—	74.91%	—
BB&T Capital Manager Moderate Growth Fund	—	41.42%	27.25%	—	50.75%	—
BB&T Capital Manager Growth Fund	—	66.39%	43.67%	—	27.17%	—
BB&T Capital Manager Equity Fund	—	100.00%	72.37%	—	0.22%	—

(a) Each Fund designates the maximum amount allowable but not less than the amounts shown above as a capital gain dividend in accordance with Section 852(b)(3)(c) of the Internal Revenue Code.

(b) Each Fund designates the maximum amount allowable, but not less than the percentages shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

(c) Each Fund designates the maximum amount allowable but not less than the percentages shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

(d) Each Fund designates the maximum amount allowable but not less than the percentages shown above as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

(e) Each Fund designates the maximum amount allowable but not less than the percentages shown above as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

(f) Each Fund designates the maximum amount allowable but not less than the amounts shown above as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

Capital gain dividends distributed during the fiscal year ended September 30, 2010 are generally subject to the maximum tax rate of 15%. In addition, Qualified Dividend Income is generally subject to a maximum rate of 15%.

The information reported herein may differ from the information and distributions paid to the shareholders subject to tax reporting.

BB&T Funds

   September 30, 2010

For the fiscal year ended September 30, 2010, the following funds designate the maximum amount allowable but not less than the percentages of the following Funds investment company taxable income were derived from U.S. Treasury securities:

U.S. Government Income
BB&T Short U.S. Government Fund	21.41%
BB&T Intermediate U.S. Government Fund	16.63%
BB&T Total Return Bond Fund	0.97%
BB&T Prime Money Market Fund	9.34%
BB&T U.S. Treasury Money Market Fund	45.79%
BB&T Capital Manager Conservative Growth Fund	0.76%
BB&T Capital Manager Moderate Growth Fund	0.51%
BB&T Capital Manager Growth Fund	0.28%
BB&T Capital Manager Equity Fund	0.05%

BB&T Funds

    September 30, 2010

Special Meeting of Shareholders (Unaudited)

At a Special Meeting of Shareholders of the BB&T Funds and BB&T Variable Insurance Funds, held on August 27, 2010, shareholders of the Funds voted to approve the following Proposals:

1.    To approve an Investment Advisory Agreement between each Fund and Sterling Capital Management LLC (“Sterling”) (“Proposal 1”);

2.    To approve Investment Sub-Advisory Agreement between Sterling and Scott & Stringfellow, LLC with respect to BB&T Equity Income and BB&T Special Opportunities Equity Fund (“Proposal 2”);

3.    To approve an Investment Sub-Advisory Agreement between Sterling and Artio Global Management LLC with respect to BB&T International Equity Fund (“Proposal 3”); and

4.    To approve an Investment Sub-Advisory Agreement between Sterling and Federated Investment Management Company with respect to BB&T National Tax-Free Money Market Fund and BB&T Prime Money Market Fund (“Proposal 4”).

The voting results for each of the Proposals were as follows:

Proposal 1:	For	Against	Abstain
BB&T Select Equity Fund	18,931,191	13,046	57,745
BB&T Mid Cap Value Fund	23,143,031	63,279	107,626
Sterling Capital Small Cap Value Fund	3,501,691	23,605	19,143
BB&T International Equity Fund	14,898,277	738	11,298
BB&T Special Opportunities Equity Fund	20,264,353	97,961	231,447
BB&T Equity Income Fund	19,789,244	114,968	207,716
BB&T Short U.S. Government Fund	6,149,345	2,080	12,178
BB&T Intermediate U.S. Government Fund	15,845,427	22,244	113,372
BB&T Total Return Bond Fund	35,227,861	38,786	122,051
BB&T Kentucky Intermediate Tax-Free Fund	1,580,004	—	—
BB&T Maryland Intermediate Tax-Free Fund	2,221,738	74,857	17,019
BB&T North Carolina Intermediate Tax-Free Fund	13,600,566	20,943	71,607
BB&T South Carolina Intermediate Tax-Free Fund	2,609,370	3,549	24,485
BB&T Virginia Intermediate Tax-Free Fund	7,090,893	27,984	20,419
BB&T West Virginia Intermediate Tax-Free Fund	7,319,703	—	22,184
BB&T National Tax-Free Money Market Fund	146,178,514	10,354	29,099
BB&T Prime Money Market Fund	360,147,374	2,293,280	4,413,800
BB&T U.S. Treasury Money Market Fund	221,528,705	2,069,194	4,494,476
BB&T Capital Manager Conservative Growth Fund	756,892	976	71,464
BB&T Capital Manager Moderate Growth Fund	2,773,200	50,975	321,405
BB&T Capital Manager Growth Fund	2,410,208	49,997	199,634
BB&T Capital Manager Equity Fund	913,013	20,545	40,184

Proposal 2:	For	Against	Abstain
BB&T Equity Income Fund	19,808,133	111,758	192,037
BB&T Special Opportunities Equity Fund	20,263,467	112,554	217,739

Proposal 3:	For	Against	Abstain
BB&T International Equity Fund	14,895,494	2,888	11,931

Proposal 4:	For	Against	Abstain
BB&T National Tax-Free Money Market Fund	146,202,362	10,354	5,251
BB&T Prime Money Market Fund	360,139,922	2,343,614	4,370,917

BB&T Funds

    September 30, 2010

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD CONSIDERATION OF ADVISORY AGREEMENTS (UNAUDITED)

June 2010 Approvals

The Board of Trustees, at a special meeting held on June 23, 2010, formally considered the approval of: (i) a proposed investment advisory agreement between Sterling Capital Management LLC (“Sterling Capital”) and the Trust with respect to each series thereof, (ii) a proposed investment sub-advisory agreement between Sterling Capital and Scott & Stringfellow, LLC (“Scott & Stringfellow”) with respect to BB&T Equity Income Fund and BB&T Special Opportunities Equity Fund, (iii) a proposed investment sub-advisory agreement between Sterling Capital and Federated Investment Management Company (“Federated”) with respect to BB&T National Tax-Free Money Market Fund and BB&T Prime Money Market Fund, and (iv) a proposed investment sub-advisory agreement between Sterling Capital and Artio Global Management LLC (“Artio”) with respect to BB&T International Equity Fund (collectively, the “Proposed Agreements”). The Proposed Agreements were presented to the Board of Trustees in connection with the anticipated closing of a reorganization transaction involving Sterling Capital, an independently managed subsidiary of BB&T Corporation (the “Transaction”), followed by the merger of BB&T Asset Management, Inc. (“BB&TAM”) with and into Sterling Capital (the “Merger” and, together with the Transaction, the “Reorganization”), on October 1, 2010. The Reorganization was expected to result in the automatic termination of the Trust’s existing investment advisory and sub-advisory agreements (collectively, the “Existing Agreements”) by virtue of statutory assignment.

The Trustees, including the Independent Trustees, discussed and evaluated the Proposed Agreements, taking into consideration the Reorganization and its possible effect on the Funds. Representatives of Sterling Capital and BB&TAM were present to answer questions from the Trustees. In evaluating the Proposed Agreements, the Trustees reviewed materials furnished by Sterling Capital relating to the Transaction. Representatives of Sterling Capital discussed with the Trustees Sterling Capital’s management philosophy and methods of operation insofar as they relate to the Funds and indicated their belief that, as a consequence of the Reorganization, the services provided to the Funds would be consistent in all material respects with current services and in no respect diminished. Representatives also indicated that the terms of the Proposed Agreements would be substantially unchanged, as would the personnel providing services to the Funds and the manner in which the Funds are managed. The Trustees’ review of the Proposed Agreements focused on the changes that would occur as a consequence of the Reorganization. Therefore, assessment of other matters (such as investment performance and amounts to be paid under the Proposed Agreements with those of other investment advisory contracts) relied on earlier Board reviews in anticipation that these matters would be among the matters focused on at the Board’s annual contract approval meeting in August 2010, which is discussed in greater detail below.

After this meeting, the Independent Trustees met and conferred among themselves and with counsel concerning the Reorganization. In determining that the approval of the Proposed Agreements is in the best interests of the Funds’ shareholders, the Trustees addressed a number of factors and reached the following conclusions, none of which was, in and of itself, outcome determinative:

Portfolio Management Continuity

The degree of continuity regarding advisory services to be provided to the Funds upon completion of the Reorganization would be very high since they are expected to be performed by the same personnel who are currently providing such services. In addition, the investment objectives and principal investment strategies of the Funds are expected to remain the same.

The Nature, Extent and Quality of Services to be Provided

Given the continuity specified in the previous item, as well as the substantially unchanged contractual terms, the nature and extent of services was considered to be unchanged and consistent with industry norms. The quality of services was considered likely to improve given the increased resources and combined personnel of Sterling Capital and BB&TAM following the Reorganization.

Investment Performance

Given the continuity specified in the previous item, the ongoing oversight of performance by the Board at its regular meetings, and the upcoming annual contract review scheduled for August of 2010, the Board did not request additional material in considering the Proposed Agreements. The Trustees concluded performance of the Funds in no instances suggested that the Proposed Agreements not be approved and was, in many cases, very satisfactory.

The Cost of Services and Profits to be Realized by the Advisers and its Affiliates

The Trustees noted that there would be no increases in fees paid by the Funds under the Proposed Agreements and that current fees had been determined to be fair and reasonable when reviewed by the Board at its August 2009 annual contract review.

The Extent of Economies of Scale and Whether Fees Levels Would Benefit Shareholders

The Trustees noted that no fees paid by the Funds would be increased by the Proposed Agreements and that no increase in assets would be effected by the Reorganization. This being the case, and given that the overall assets of the Funds had not materially increased since the August 2009 contract review by the Board, the Trustees concluded that fee arrangements regarding economies of scale were fair and reasonable.

After considering these factors, the Trustees concluded that the Proposed Agreements would be beneficial to the Funds and to their shareholders.

In order to ensure that effective investment advisory agreements were in place for the Funds if shareholder approval of the Proposed Agreements had not been obtained following the Reorganization, the Board of Trustees also considered the approval of: (i) a proposed interim investment advisory agreement between Sterling Capital and the Trust, (ii) proposed interim investment sub-advisory agreements between Sterling Capital and each of Scott & Stringfellow, Federated, and Artio, and (iii) a proposed interim investment sub-advisory agreement between BB&TAM and Sterling Capital with respect to BB&T Mid Cap Value Fund and BB&T Total Return Bond Fund, which would be necessary only if shareholder approval of the Proposed Agreements had not been obtained and the Transaction had occurred but the Merger had not occurred (collectively, the “Proposed Interim Agreements”). The Board of Trustees noted that Sterling Capital will continue to provide services under the Proposed Interim Agreements until shareholder approval of the Proposed Agreements is obtained, or, absent such approval, for no longer than 150 days from the date on which the Proposed Interim Agreements become effective. After reviewing the terms of the Proposed Interim Agreements, and considering the factors noted above, the Trustees concluded that the Proposed Interim Agreements would be beneficial to the Funds and to their shareholders.

August 2010 Approvals

At a meeting held on August 24, 2010, the Trustees noted that the Board’s review of the Proposed Agreements in June 2010 had been focused on the changes that would occur as a consequence of the Reorganization. At the August 24, 2010 meeting, the Board considered all relevant factors bearing on the approval of the Proposed Agreements, including expense and performance data and profitability. In addition, the Trustees formally considered the continuation of the Trust’s Existing Agreements so that effective advisory agreements would be in place should the Reorganization be delayed or terminated prior to closing. For purposes of this discussion, the Proposed Agreements and the Existing Agreements are collectively referred to as the “Advisory Agreements”.

The Trustees reviewed extensive material in connection with the August 24, 2010 annual contract review, including data from an independent provider of mutual fund data (as assembled by the Funds’ administrator), which included comparisons with peer groups for (i) advisory fees, 12b-1 fees, and total fund expenses, and (ii) performance. The expense data reflected fee waivers in place, as well as contractual investment advisory fee levels. The Trustees also received information concerning the investment philosophy and investment processes applied by each adviser in managing the Funds as well as each adviser’s Form ADV. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the agreements. The Board received a detailed presentation by each adviser, which included a fund-by-fund analysis of performance and investment processes. The Board also received fund-by-fund profitability information from BB&TAM, Scott & Stringfellow, Sterling Capital and Artio and firm-wide profitability information from Federated. The Independent Trustees deliberated outside the presence of management and the advisers.

In their deliberations, each Trustee attributed different weights to various factors involved, and no factor alone was considered determinative. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees determined that the Trust’s investment advisory arrangements, as provided in the Advisory Agreements, were fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided

The Trustees considered the background and experience of each adviser’s senior management and the expertise of investment personnel of each adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the advisers to provide high quality service to the Trust, and the Trustees’ overall confidence in each adviser’s integrity. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the procedures of the advisers designed to fulfill the advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the advisers’ codes of ethics (regulating the personal trading of its officers and employees). Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the advisers, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was satisfactory.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s benchmark and peer group. In the Trustees’ review of performance, long and short-term performance was considered. In conducting their review, the Trustees particularly focused on the performance and expenses of the BB&T International Equity Fund, which continued to be a subject of particular scrutiny by the Board, and noted that expenses attributable to Artio’s trading practices had contributed to the underperformance of this Fund. The Trustees acknowledged BB&TAM’s focus on this Fund and expressed the conclusion of the majority of the independent Trustees that appropriate steps were being taken. It was the consensus of the Trustees that the BB&T International Equity Fund would continue to be the subject of increased focus and review at upcoming meetings of the Board.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was generally satisfactory or better.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers that are in place.

The Trustees also considered information from BB&TAM and Sterling Capital regarding fees for separate accounts managed by BB&TAM and Sterling Capital, respectively, with investment objectives and strategies similar to those of comparable BB&T Funds. The Trustees noted that the fees for separate accounts were generally lower than those for the Funds. The Trustees noted that a representative of BB&TAM explained that management of the Funds was a much more intensive process than management of separate accounts, including daily fluctuations in the size of the Funds and the need to comply with extensive and complex restrictions set by applicable regulation or established in controlling disclosure documents.

The Trustees also considered the reasonableness of advisory fees, and, where relevant, the profitability of the advisers. In determining whether all other investment advisory and sub-advisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by BB&TAM, Scott & Stringfellow, Sterling Capital and Artio with respect to investment advisory services as well as firm-wide profitability information provided by Federated. Based on their review, the Trustees concluded that the investment advisory fees under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees found that the asset levels of the Trust were not currently so large as to warrant formal contractual breakpoints, and found that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

BB&T Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	27	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	From December 2003 to present, CEO, Montecito Advisors, Inc; from March 1996 to December 2003, President, Investment Affiliate, Inc.	27	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From June 2010 to present independent consultant; from July 1998 to June 2010, President of Peace College	27	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	27	None

James L. Roberts** Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	27	None

BB&T Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act :

INTERESTED TRUSTEE***

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Alexander W.	Trustee	Indefinite,	President, Sterling Capital	27	None
McAlister****		11/10 — Present	Management LLC
Birthdate: 03/60

*	The BB&T Fund Complex consists of two open-end investment management companies: BB&T Funds and BB&T Variable Insurance Funds.

**

Mr. Roberts has been deemed to have been an “interested person” of BB&T Funds for the period from December 31, 2008 through May 25, 2010, due to his ownership of shares of PNC Financial Services Group, Inc. the former parent company of the Distributor. This ownership was a result of the acquisition of National City Corporation by PNC Financial Services Group, Inc. on December 31, 2008.

***

R. LeeYoungblood served as an interested trustee from 01/09 to 11/10. Mr.Youngblood was treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he owned shares of BB&T Corporation.

****

Mr. McAlister is treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is the president of Sterling Capital Management LLC, the Funds’ advisor.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

E.G. Purcell, III Birthdate: 01/55	President	Indefinite, President 11/08 — Present; Secretary, 11/08 — 08/10; Vice President, 11/00 — 11/08	From 1995 to present, Executive Director, Sterling Capital Management LLC and its predecessors

James T. Gillespie Birthdate: 11/66	Treasurer	Indefinite, 06/10 — Present

From June 2010 to present, Director, Sterling Capital Management LLC and its predecessors; from

August 2008 to June 2010

JPMorgan Chase & Co.;

from February 2005 to

August 2008, Director, Sterling Capital

Management LLC and its

predecessors

BB&T Funds

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

Todd M. Miller Birthdate: 09/71	Vice President and Secretary	Indefinite, Vice President, 08/05 — Present; Secretary, 08/10 — Present	From June 2005 to present, Director, Sterling Capital Management LLC and its predecessors

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 04/07 — Present	From July 2004 to present, Chief Compliance Officer and Secretary, Sterling Capital Management LLC and its predecessors

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer, 06/10 — Present; Treasurer, 04/07 — 06/10	From January 2007 to present, Vice President and Senior Director, July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing (US) Inc.

Avery Maher Birthdate: 02/45	Assistant Secretary	Indefinite, 04/07 — Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, BNY Mellon Investment Servicing (US) Inc.; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-453-7348.

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INVESTMENT ADVISER Sterling Capital Management LLC Two Morrocroft Centre 4064 Colony Road, Suite 300 Charlotte, NC 28211 DISTRIBUTOR BB&T AM Distributors, Inc. 760 Moore Road King of Prussia, PA 19406	LEGAL COUNSEL Ropes & Gray LLP One Metro Center 700 12th Street, N.W. Suite 900 Washington D.C. 20005 TRANSFER AGENT BNY Mellon Investment Servicing (U.S.) Inc. 101 Sabin Street Pawtucket, RI 02860	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP 1601 Market Street Philadelphia, PA 19103

Annual Report *September 30, 2010*

BBT-AR-ALL-0910

Printed on Recycled Paper

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $414,655 for 2010 and $444,960 for 2009.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2009.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $96,230 for 2010 and $95,760 for 2009. Fees for both 2010 and 2009 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2009.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $67,000 for 2010 and $18,000 for 2009.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)

Code of ethics that is the subject of disclosure required by Item 2 was included as Exhibit (a)(1) of the registrant’s Form N-CSR filed on December 8, 2008 (Accession No. 0001193125-08-249460), and is hereby incorporated by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BB&T Funds

By (Signature and Title)	/s/ E.G. Purcell, III
E.G. Purcell, III, President (principal executive officer)

Date	11/29/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ E.G. Purcell, III
E.G. Purcell, III, President (principal executive officer)

Date	11/29/10

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, Treasurer (principal financial officer)

Date	11/29/10